SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )
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Invesco Van Kampen Trust for Investment Grade New York Municipals
Invesco New York Quality Municipal Securities
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Invesco Van Kampen Trust for Investment Grade New York Municipals
Invesco New York Quality Municipal Securities
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 17, 2012
          Notice is hereby given to holders of preferred shares of beneficial interest designated as Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of Invesco New York Quality Municipal Securities (the “Target Fund” or “IQN”) and Invesco Van Kampen Trust for Investment Grade New York Municipals (the “Acquiring Fund” or “VTN”) that the Funds will hold a joint annual meeting of shareholders (the “Meeting”) on July 17, 2012, at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 1:00 p.m. Eastern time for the Target Fund and at 2:00 p.m. Eastern time for the Acquiring Fund. The Target Fund and the Acquiring Fund collectively are referred to as the “Funds” and each is referred to individually as a “Fund.” At the Meeting, holders of VMTP Shares (“VMTP Shareholders”) will be asked to vote on the following proposals:
1)	For each Fund, approval of an Agreement and Plan of Redomestication that provides for the reorganization of such Fund as a Delaware statutory trust.

2)	Approval of the merger of the Target Fund into the Acquiring Fund, which shall require the following shareholder actions:
(a)	For the Target Fund, approval of an Agreement and Plan of Merger that provides for the Target Fund to merge with and into the Acquiring Fund.

(b)	For the Acquiring Fund, approval of an Agreement and Plan of Merger that provides for the Target Fund to merge with and into the Acquiring Fund.
3)	For the Target Fund, the election of six Trustees to its Board of Trustees by the holders of VMTP Shares and Common Shares voting together as a single class.

4)	For the Acquiring Fund, the election of Trustees to its Board of Trustees, as follows:
(a)	The election of one Trustee to its Board of Trustees by the holders of VMTP Shares and Common Shares voting together as a single class.
(b)	The election of one Trustee to its Board of Trustees solely by the holders of VMTP Shares.
     Each Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
     VMTP Shareholders of record as of the close of business on May 25, 2012, are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Holders of the Funds’ common shares of beneficial interest, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting.
     The Board of Trustees of each Fund requests that you vote your shares by either (i) completing the enclosed proxy card and returning it in the enclosed postage paid return envelope, or (ii) voting by telephone or via the internet using the instructions on the proxy card. Please vote your shares promptly regardless of the number of shares you own.

          The Target Fund’s governing documents provide that shareholders do not have dissenters’ appraisal rights, and the Target Fund does not believe that its shareholders are entitled to appraisal rights in connection with its merger.
          Each Fund’s Board unanimously recommends that you cast your vote “FOR” the above proposals and “FOR ALL” the Trustee nominees as described in the Joint Proxy Statement.
For the Target Fund:
/s/ Philip Taylor
Mr. Philip Taylor
President and Principal Executive Officer
June 29, 2012
For the Acquiring Fund:
by order of the Board of Trustees:
/s/ John M. Zerr
John M. Zerr
Senior Vice President, Secretary and
Chief Legal Officer
June 29, 2012
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE JOINT
ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012:
The proxy statement and annual report to shareholders are available at www.invesco.com/us.

Invesco Van Kampen Trust for Investment Grade New York Municipals
Invesco New York Quality Municipal Securities
1555 Peachtree Street, N.E.
Atlanta, GA 30309
(800) 341-2929
JOINT PROXY STATEMENT
June 29, 2012

Introduction
          This Joint Proxy Statement (the “Proxy Statement”) contains information that holders of preferred shares of beneficial interest designated as Variable Rate Muni Term Preferred Shares (“VMTP Shares”) of Invesco New York Quality Municipal Securities (the “Target Fund” or “IQN”) and Invesco Van Kampen Trust for Investment Grade New York Municipals (the “Acquiring Fund” or “VTN”) should know before voting on the proposals that are described herein. The Target Fund and the Acquiring Fund collectively are referred to as the “Funds” and each is referred to individually as a “Fund.”
          A joint annual meeting of the shareholders of the Funds (the “Meeting”) will be held on July 17, 2012 at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. The Meeting will begin at 1:00 p.m. Eastern time for the Target Fund and at 2:00 p.m. Eastern time for the Acquiring Fund. The following describes the proposals to be voted on by holders of VMTP Shares (“VMTP Shareholders”) at the Meeting:
1)	For each Fund, approval of an Agreement and Plan of Redomestication that provides for the reorganization of such Fund as a Delaware statutory trust.

2)	Approval of the merger of the Target Fund into the Acquiring Fund, which shall require the following shareholder actions:
(a)	For the Target Fund, approval of an Agreement and Plan of Merger that provides for the Target Fund to merge with and into the Acquiring Fund.
(b)	For the Acquiring Fund, approval of an Agreement and Plan of Merger that provides for the Target Fund to merge with and into the Acquiring Fund.
3)	For the Target Fund, the election of six Trustees to its Board of Trustees by the holders of VMTP Shares and Common Shares voting together as a single class.

4)	For the Acquiring Fund, the election of Trustees to its Board of Trustees, as follows:
(a)	The election of one Trustee to its Board of Trustees by the holders of VMTP Shares and Common Shares voting together as a single class.
(b)	The election of one Trustee to its Board of Trustees solely by the holders of VMTP Shares.
          Each Fund may also transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.
          The redomestications contemplated by Proposal 1 are referred to herein each individually as a “Redomestication” and together as the “Redomestications.” The merger contemplated by Proposal 2 is referred to herein as the “Merger.”

          The Boards of Trustees of the Funds (the “Boards”) have fixed the close of business on May 25, 2012, as the record date (“Record Date”) for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment or postponement thereof. Shareholders will be entitled to one vote for each share held (and a proportionate fractional vote for each fractional share). Holders of the common shares of beneficial interest (“Common Shares”) of the Funds, whose voting instructions are being separately solicited, will also vote on certain matters at the Meeting.
          This Proxy Statement, the enclosed Notice of Joint Annual Meeting of Shareholders, and the enclosed proxy card will be mailed on or about July 5, 2012, to all VMTP Shareholders eligible to vote at the Meeting. Each Fund is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Common Shares of each Fund are listed on the New York Stock Exchange and the Common Shares of the Acquiring Fund are also listed on the Chicago Stock Exchange (together with the New York Stock Exchange, the “Exchanges”).
          The Meeting is scheduled as a joint meeting of the shareholders of the Funds and certain affiliated funds, whose votes on proposals applicable to such funds are being solicited separately, because the shareholders of the funds are expected to consider and vote on similar matters.
          A joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of separate proxy materials for each Fund. You should retain this Proxy Statement for future reference, as it sets forth concisely information about the Funds that you should know before voting on the proposals. Additional information about each Fund is available in the annual and semi-annual reports to shareholders of such Fund. Each Fund’s most recent annual report to shareholders, which contains audited financial statements for the Funds’ most recently completed fiscal year, and each Fund’s most recent semi-annual report to shareholders, have been previously mailed to shareholders and are available on the Funds’ website at www.invesco.com/us. These documents are on file with the U.S. Securities and Exchange Commission (the “SEC”). Copies of all of these documents are also available upon request without charge by writing to the Funds at 11 Greenway Plaza, Suite 1000, Houston, Texas 77046, or by calling (800) 341-2929.
          You also may view or obtain these documents from the SEC’s Public Reference Room, which is located at 100 F Street, N.E., Washington, D.C. 20549, or from the SEC’s website at www.sec.gov. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (202) 551-8090. You can also request copies of these materials, upon payment at the prescribed rates of the duplicating fee, by electronic request to the SEC’s e-mail address (publicinfo@sec.gov) or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, U.S. Securities and Exchange Commission, Washington, D.C. 20549-1520. You may also inspect reports, proxy material and other information concerning each of the Funds at the Exchanges.
          The VMTP Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and, unless so registered, may not be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws. Accordingly, VMTP Shares to be issued in the Merger are not offered for sale hereby, and may not be transferred or resold except in compliance with the Securities Act. No person has been authorized to give any information or make any representations not contained herein and, if so given or made, such information or representation must not be relied upon as having been authorized.

i

Exhibits
          No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement or related solicitation materials on file with the Securities and Exchange Commission, and you should not rely on such other information or representations.

ii

PROPOSAL 1: APPROVAL OF REDOMESTICATION
On what am I being asked to vote?
          Each Fund’s shareholders are being asked to approve an Agreement and Plan of Redomestication (a “Plan of Redomestication”) providing for the reorganization of the Fund as a Delaware statutory trust (referred to herein as a “DE Fund”). Each Fund is currently a Massachusetts business trust. Each Fund’s Plan of Redomestication provides for the Fund to transfer all of its assets and liabilities to a newly formed Delaware statutory trust whose capital structure will be substantially the same as the Fund’s current structure, after which Fund shareholders will own shares of the Delaware statutory trust and the Massachusetts business trust will be liquidated and terminated. The Redomestication is only a change to your Fund’s legal form of organization and there will be no change to the Fund’s investments, management, fee levels, or federal income tax status as a result of the Redomestication.
          Each Fund’s Redomestication may proceed even if other Redomestications are not approved by shareholders or are for any other reason not completed. A form of the Plan of Redomestication is available in Exhibit A.
          By voting for this Proposal 1, you will be voting to become a shareholder of a fund organized as a Delaware statutory trust with portfolio characteristics, investment objective(s), strategies, risks, trustees, advisory agreements, subadvisory arrangements and other arrangements that are substantially the same as those currently in place for your Fund.
Has my Fund’s Board of Trustees approved the Redomestication?
          Yes. Each Fund’s Board has reviewed and unanimously approved the Plan of Redomestication and this Proposal 1. The Board of each Fund unanimously recommends that shareholders vote “FOR” Proposal 1.
Will VMTP Shares issued in connection with the Redomestications be the same as my current VMTP Shares?
          Yes. In connection with each Redomestication, the applicable DE Fund will issue VMTP Shares with terms that are substantially identical to the terms of the Fund’s currently outstanding VMTP Shares. Important information regarding the VMTP Shares to be issued in connection with the Redomestication is set forth below.
(1)	It is a condition of closing of each Redomestication that the Fund will have satisfied all of its obligations set forth in certain documents related to the VMTP Shares immediately prior to the Redomestication and that the DE Fund will satisfy all of the obligations of the corresponding documents related to the VMTP Shares to be issued by the DE Fund immediately after the Redomestication.

(2)	The terms of the Declaration of Trust of a DE Fund are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(3)	The terms of the bylaws of a DE Fund are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(4)	The terms of the VMTP Shares issued by a DE Fund, as set forth in the Statement of Preferences of VMTP Shares of the DE Fund, are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.

(5)	In the Redomestication, VMTP Shareholders of a Fund will receive VMTP Shares of the DE Fund and no VMTP Shares of the DE Fund will be issued to persons who are not holders of VMTP Shares of the Fund.

(6)	It is a condition of closing of each Redomestication that upon closing of such Redomestication the VMTP Shares of the DE Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the DE Fund, such VMTP Shares.

(7)	The Redomestications are scheduled to occur on or prior to December 31, 2012.
          A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund is attached hereto as Exhibit O. The Statement of Preferences of VMTP Shares of the DE Fund for each Target Fund will be identical in all material respects. The description of VMTP Shares of the DE Funds included herein is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares set forth in such form of Statement of Preferences.
What are the reasons for the proposed Redomestications?
          The Redomestications will serve to standardize the governing documents and certain agreements of the Funds with each other and with other funds managed by Invesco Advisers, Inc. (the “Adviser”). This standardization is expected to streamline the administration of the Funds, which may result in cost savings and more effective administration by eliminating differences in governing documents or controlling law. In addition, the legal requirements governing business trusts under Massachusetts law are less certain and less developed than those under Delaware law, which sometimes necessitates the Funds bearing the cost to engage counsel to advise on the interpretation of such law.
          The Redomestications are also a necessary step for the completion of the Merger described in Proposal 2 because, as Delaware statutory trusts, the Funds may merge with no delay in transactions that are expected to qualify as tax-free reorganizations. However, the Redomestications may proceed even if the Merger described in Proposal 2 is not approved.
What effect will a Redomestication have on me as a shareholder?
          A Redomestication will have no direct economic effect on Fund shareholders’ investments, other than the cost savings described herein. Each redomesticated Fund will have investment advisory agreements, subadvisory arrangements, administration agreements, custodian agreements, transfer agency agreements, and other service provider arrangements that are identical in all material respects to those in place immediately before the Redomestication, with certain non-substantive revisions to standardize such agreements across the Funds. For example, after the Redomestications, the investment advisory agreements of the Funds will contain standardized language describing how investment advisory fees are calculated, but there will be no change to the actual calculation methodology. Each Fund will continue to be served by the same individuals as trustees and officers, and each Fund will continue to retain the same independent registered public accounting firm. The portfolio characteristics, investment objective(s), strategies and risks of each Fund will not change as a result of the Redomestications. Each Fund’s new governing documents will be similar to its current governing documents, but will contain certain material differences. These changes are intended to benefit shareholders by streamlining and promoting the efficient administration and operation of the Funds. However, as a result of these changes, shareholders will have fewer rights to vote on certain matters affecting the Fund and, therefore, less control over the operations of the Fund. These changes to shareholder voting rights, and the benefits that management believes will result from these changes, are described below.
          Each Fund will distribute to VMTP Shareholders all accrued but unpaid dividends on the VMTP Shares through the closing date for its Redomestication. Dividends will begin accruing on the VMTP Shares issued by the DE Fund as of the closing date for the Redomestication at the same rate that was in effect immediately prior to the Redomestication. Agreements of each Fund related to the VMTP Shares, including the purchase agreement, the redemption and paying agent agreement and the registration rights agreement, will be assigned to the corresponding DE Fund.
          In addition, each Fund’s capital structure will be substantially the same as its current capital structure. The Common Shares of each Fund will continue to have equal rights to the payment of dividends and the distribution of assets upon liquidation, and each Fund may not declare distributions on Common Shares unless all accrued dividends on the Fund’s preferred have been paid, and unless asset coverage with respect to the Fund’s preferred shares would be at least 200% after giving effect to the distributions. In addition, under the terms of each Fund’s VMTP Shares, the Fund will continue to be required to maintain minimum asset coverage of 225%.
          Shareholder approval of a Redomestication will be deemed to constitute approval of the advisory and subadvisory agreements, as well as a vote for the election of the trustees, of the Delaware statutory trust. Accordingly, each Plan of Redomestication provides that the sole initial shareholder of each Delaware statutory trust will vote to approve the advisory and subadvisory agreements (which, as noted above, will be identical in all material respects to the Fund’s current agreements) and to elect the trustees of the Delaware statutory trust (which, as noted above, will be the same as the Fund’s current Trustees) after shareholder approval of the Redomestication but prior to the closing of the Redomestication.

How do the laws governing each Fund pre- and post-Redomestication compare?
          After the Redomestications, each Fund will be a Delaware statutory trust governed by the Delaware Statutory Trust Act (“DE Statute”). The DE Statute is similar in many respects to the laws governing the Fund’s current structure, a Massachusetts business trust, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the DE Statute permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts. The DE Statute provides explicitly that the shareholders and trustees of a Delaware statutory trust are not liable for obligations of the trust to the same extent as under corporate law. While the governing documents of each Fund contain an express disclaimer of liability of shareholders, certain Massachusetts judicial decisions have determined that shareholders of a Massachusetts business trust may, in certain circumstances, be assessed or held personally liable as partners for the obligations of a Massachusetts business trust. Therefore, the Funds believe that shareholders will benefit from the express statutory protections of the DE Statute. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees of a Delaware statutory trust may have the power to amend the trust’s governing instrument, merge or consolidate a Fund with another entity, and to change the Delaware statutory trust’s domicile, in each case without a shareholder vote. The Funds believe that the guidance and flexibility afforded by the DE Statute and the explicit limitation on liability contained in the DE Statute will benefit the Funds and shareholders. A more detailed comparison of certain provisions of the DE Statute and the MA Statute is included in Exhibit C.
How do the governing documents of each Fund pre- and post-Redomestication compare?
          The governing documents of each Fund before and after its Redomestication will be similar, but will contain certain material differences. In general, these changes to a Fund’s new governing documents are intended to benefit shareholders by streamlining the administration and operation of each Fund to save shareholders money and by making it more difficult for short-term speculative investors to engage in practices that benefit such short-term investors at the expense of the Fund and to the detriment of its long-term investors. For example, the new governing documents permit termination of a Fund without shareholder approval, provided that at least 75% of the Trustees have approved such termination, thereby avoiding the expense of a shareholder meeting in connection with a termination of a Fund, which expense would reduce the amount of assets available for distribution to shareholders. The current governing documents require shareholder approval to terminate a Fund regardless of whether the Trustees have approved such termination. Also, the Target Fund’s new bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders. The Target Fund’s current bylaws may be altered, amended, or repealed by the Trustees, provided that bylaws adopted by the shareholders may only be altered, amended, or repealed by the shareholders. None of the Funds currently have any bylaws that were adopted by shareholders. As a result of these changes, shareholders will generally have fewer rights to vote on certain matters affecting the Fund and, therefore, less control over the operations of the Fund.
          The new governing documents include new procedures intended to provide the Board the opportunity to better evaluate proposals submitted by shareholders and provide additional information to shareholders for their consideration in connection with such proposals. For example, the new governing documents require shareholders to provide additional information with respect to shareholder proposals, including nominations, brought before a meeting of shareholders. These additional procedures include, among others, deadlines for providing advance notice of shareholder proposals, certain required information that must be included with such advance notice and a requirement that the proposing shareholder appears before the annual or special meeting of shareholders to present about the nomination or proposed business. Trustees of the Funds will be elected by a majority vote (i.e., nominees must receive the vote of a majority of the outstanding shares present and entitled to vote at a shareholder meeting at which a quorum is present), while under the current governing documents, Trustees of the Acquiring Fund are generally elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). The new governing documents will not provide shareholders the ability to remove Trustees or to call special meetings of shareholders, which powers are provided under the current governing documents.
          The new governing documents contain provisions the Trustees believe will benefit shareholders by deterring frivolous lawsuits and actions by short-term, speculative investors that are contrary to the long-term best interests of the Fund and long-term shareholders and limiting the extent to which Fund assets will be expended defending against such lawsuits. These provisions include a different shareholder voting standard with respect to a Fund’s merger, consolidation, or conversion to an open-end company that, in certain circumstances, may be a lower voting standard than under the current governing documents. The new governing documents also impose certain obligations on shareholders seeking to initiate a derivative action on behalf of a Fund that are not imposed under the current governing documents, which may make it more difficult for shareholders to initiate derivative actions and are intended to save the Fund money by requiring reimbursement of the Fund for frivolous lawsuits brought by shareholders. To further protect a Fund and its shareholders from frivolous lawsuits, the new governing documents also provide that shareholders will indemnify the Fund for all costs, expenses, penalties, fines or other amounts arising from any action against the Fund to the extent that the shareholder is not the prevailing party and that the Fund is permitted to redeem shares of and/or set off against any distributions due to the shareholder for such amounts.
          A comparison of the current and proposed governing documents of the Funds is available in Exhibit B and a form of the Statement of Preferences of the VMTP Shares of the Acquiring Fund is available in Exhibit O.
Will there be any tax consequences resulting from a Redomestication?
          The following is a general summary of the material U.S. federal income tax considerations of the Redomestications and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.
          Each Redomestication is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. Each Fund is currently a Massachusetts business trust. Each Redomestication will be completed pursuant to a Plan of Redomestication that provides for the applicable Fund to transfer all of its assets and liabilities to a newly formed Delaware statutory trust (“DE-Fund”), after which Fund shareholders will own shares of the Delaware statutory trust and the Massachusetts business trust will be liquidated. Even though the Redomestication of a Fund is part of an overall plan to effect the Merger of the Target Fund with the Acquiring Fund, the Redomestications will be treated as separate transactions for U.S. federal income tax purposes. The principal federal income tax considerations that are expected to result from the Redomestication of an applicable Fund are as follows:
•	no gain or loss will be recognized by the Fund or the shareholders of the Fund as a result of the Redomestication;

•	no gain or loss will be recognized by the DE-Fund as a result of the Redomestication;

•	the aggregate tax basis of the shares of the DE-Fund to be received by a shareholder of the Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Fund; and

•	the holding period of the shares of the DE-Fund received by a shareholder of the Fund will include the period that a shareholder held the shares of the Fund (provided that such shares of the Fund are capital assets in the hands of such shareholder as of the Closing (as defined herein)).
          Neither the Funds nor the DE-Funds have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Redomestications. As a condition to Closing, Stradley Ronon Stevens & Young, LLP will render a favorable opinion to each Fund and DE-Fund as to the foregoing federal income tax consequences of each Redomestication, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date (as defined herein), of certain representations of each Fund and DE-Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information.” Opinions of counsel are not binding upon the IRS or the courts. If a Redomestication is consummated but the IRS or the courts determine that the Redomestication does not qualify as a tax-free reorganization under the Code, and thus is taxable, each Fund would recognize gain or loss on the transfer of its assets to its corresponding DE-Fund and each shareholder of the Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its

Fund shares and the fair market value of the shares of the DE-Fund it receives. The failure of one Redomestication to qualify as a tax-free reorganization would not adversely affect any other Redomestication.
What is the Tax Treatment of the VMTP Shares of the DE Fund?
          Each Fund expects that the VMTP Shares issued by the DE Fund in connection with its Redomestication will be treated as equity of the DE Fund for U.S. federal income tax purposes. Each Fund has received a private letter ruling from the IRS to the effect that VMTP Shares issued by it prior to its Redomestication will be treated as equity of such Fund for U.S. federal income tax purposes. Skadden, Arps, Slate, Meagher & Flom LLP (“Special VMTP Federal Income Tax Counsel”) is of the opinion that, and as a condition to the closing of the redomestications will deliver to the Funds an opinion that, the VMTP Shares issued by the DE Fund in connection with a Redomestication will be treated as equity of the DE Fund for U.S. federal income tax purposes. An opinion of counsel is not binding on the IRS or any court. Thus, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to Special VMTP Federal Income Tax Counsel’s opinion.
          The discussion herein assumes that the VMTP Shares issued by the DE Fund in connection with the Redomestications will be treated as equity of the DE Fund for U.S. federal income tax purposes.
When are the Redomestications expected to occur?
          If shareholders of a Fund approve Proposal 1, it is anticipated that such Fund’s Redomestication will occur in the third quarter of 2012.
What will happen if shareholders of a Fund do not approve Proposal 1?
          If Proposal 1 is not approved by a Fund’s shareholders or if a Redomestication is for other reasons not able to be completed, that Fund would not be redomesticated. In addition, the Fund would not participate in the Merger, even if that Fund’s shareholders approve the Merger under Proposal 2. If Acquiring Fund Shareholders do not approve Proposal 1 or if the Acquiring Fund’s Redomestication is for any other reason not completed, the Merger will not be completed. If Proposal 1 is not approved by shareholders, the applicable Fund’s Board will consider other possible courses of action for that Fund, including continuing to operate as a Massachusetts business trust.
THE BOARDS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 1.
PROPOSAL 2: APPROVAL OF THE MERGER
On what am I being asked to vote?
          Shareholders of the Target Fund are being asked to consider and approve the Merger of the Target Fund with and into the Acquiring Fund, as summarized below. Shareholders of the Acquiring Fund are also being asked to consider and approve the Merger, which involves the issuance of new Common Shares and VMTP Shares by the Acquiring Fund. If the Merger is approved, VMTP Shares of the Target Fund will be exchanged on a one-for-one basis for newly issued Acquiring Fund VMTP Shares with substantially identical terms, including equal aggregate liquidation preferences; and Common Shares of the Target Fund will be exchanged for newly issued Acquiring Fund Common Shares of equal aggregate net asset value. VMTP Shareholders are not expected to bear any costs of the Mergers.
          The Merger will be completed pursuant to an Agreement and Plan of Merger (“Merger Agreement”) that provides for the Target Fund to merge with and into the Acquiring Fund pursuant to the Delaware Statutory Trust Act. A form of the Merger Agreement is attached hereto as Exhibit D. The Merger can proceed only if both the Target Fund and the Acquiring Fund have also approved their respective Redomestications.
SUMMARY OF KEY INFORMATION REGARDING THE MERGER
          The following is a summary of certain information contained elsewhere in this Proxy Statement and in the Merger Agreement. Shareholders should read the entire Proxy Statement carefully for more complete information.

Has my Fund’s Board of Trustees approved the Merger?
          Yes. Each Fund’s Board has reviewed and unanimously approved the Merger Agreement and this Proposal 2. Each Fund’s Board determined that the Merger is in the best interest of each Fund and will not dilute the interests of the existing shareholders of any Fund. Each Fund’s Board recommends that shareholders vote “FOR” Proposal 2.
Will VMTP Shares issued in connection with the Merger be the same as my current VMTP Shares?
          Yes. In connection with the Merger, the Acquiring Fund will issue VMTP Shares in exchange for Target Fund VMTP Shares. The terms of the Acquiring Fund VMTP Shares will be substantially identical to the terms of the Target Fund’s VMTP Shares outstanding immediately prior to the closing of the Merger. Important information regarding the Acquiring Fund VMTP Shares to be issued in connection with the Merger is set forth below.
          (1) It is a condition of closing of the Merger that the Target Fund and the Acquiring Fund will have satisfied all of its obligations set forth in certain documents related to its respective VMTP Shares immediately prior to the Merger and that the Acquiring Fund will satisfy all of the obligations of such documents related to the VMTP Shares immediately after giving effect to the Merger.
          (2) The terms of the Declaration of Trust of the Acquiring Fund (after giving effect to the Merger) are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.
          (3) The terms of the bylaws of the Acquiring Fund (after giving effect to the Merger) are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.
          (4) The terms of the VMTP Shares issued by the Acquiring Fund, as set forth in the Statement of Preferences of VMTP Shares of the DE Fund, are identical to those terms agreed upon by the initial purchaser of VMTP Shares of the Fund.
          (5) In the Merger, VMTP Shares of the Target Fund will be exchanged for VMTP Shares of the Acquiring Fund and after giving effect to the Merger, all VMTP Shares of the Acquiring Fund will be held by the current holders of the VMTP Shares of the Target Fund and the Acquiring Fund.
          (6) It is a condition of closing of the Merger that upon the closing of such Merger the VMTP Shares of the Acquiring Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the Acquiring Fund, such VMTP Shares.
          (7) The Merger is scheduled to occur on or prior to December 31, 2012.
A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund (after giving effect to its Redomestications) is attached hereto as Exhibit O. The description of VMTP Shares of the Acquiring Fund included herein is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares set forth in such form of Statement of Preferences.
What are the reasons for the proposed Merger?
          The Merger proposed in this Proxy Statement is part of a larger group of transactions across the Adviser’s fund platform that began in early 2011. The Merger is being proposed to reduce the number of closed-end funds with similar investment processes and investment philosophies managed by the Adviser. The Merger seeks to combine Funds with investment objectives, strategies and related risks that are similar and that are managed by the same portfolio management team.
          VMTP Shareholders are expected to benefit from the larger size of the combined fund due to a larger fund’s ability to invest in a larger pool of securities.
          In considering the Merger and the Merger Agreement, the Board of each Fund considered that the Common Shareholders of each Fund may benefit from the Merger by becoming shareholders of a larger fund that may have a more diversified investment portfolio, greater market liquidity, more analyst coverage, smaller spreads and trading discounts, improved purchasing power and lower transaction costs.
          The Board of the Acquiring Fund also considered that, in addition to the benefits mentioned above, the combined fund is anticipated to have a management fee and total expense ratio approximately the same as the Acquiring Fund and a pro forma distribution yield approximately 0.25% higher (when calculated either on a net asset value or market value basis) than the Acquiring Fund.
          The Board of the Target Fund also considered that, in addition to the benefits mentioned above:
• the combined fund on a pro forma basis had a more than 1.90% higher Common Share distribution yield (as a percentage of net asset value) than the Target Fund, even after giving effect to the higher management fees and total expense ratio that will apply to the combined fund before and after the expiration of fee waivers, as well as the higher leverage ratio anticipated to be used by the combined fund;
• as of July 31, 2011, the Acquiring Fund’s Common Shares had traded at an average premium of 1.51% to its net asset value over the preceding 52 week period and, over the same period, the Target Fund’s Common Shares had traded at an average discount of -7.21%;
• as of July 31, 2011, the Acquiring Fund’s Common Shares traded at an average discount of -2.4% to its net asset value for the preceding month and, over the same period, the Target Fund’s Common Shares had traded at an average discount of -8.4%;
• the average daily trading volume for the Acquiring Fund’s Common Shares was more than three times the average daily trading volume of the Target Fund’s Common Shares; and
• as of July 31, 2011, the Acquiring Fund owned 152 different municipal bonds and the Target Fund owned 119, which means that the combined fund would provide shareholders with a more diverse investment portfolio.
          In addition, each Board considered the Adviser’s agreement to limit the Acquiring Fund’s total expenses if the Merger is completed through at least two years from the closing date of the Merger and the allocation of expenses of the Merger, including the Adviser paying all of the Merger costs.
          Common Shareholders may benefit from the Merger by becoming shareholders of a larger Fund that may have a more diversified portfolio, greater market liquidity, more analyst coverage, and smaller spreads and trading discounts, although there is no guarantee that this will occur.
          The Board of each Fund considered these and other factors in concluding that the Merger would be in the best interest of the Funds and would not dilute the interests of the existing shareholders of any Fund. The Boards’ considerations are described in more detail below in the section entitled “Additional Information About the Funds and the Merger — Board Considerations in Approving the Merger.”
What effect will the Merger have on me as a VMTP shareholder?
          If you own Target Fund VMTP Shares, you will, after the Merger, own VMTP Shares of the Acquiring Fund with an aggregate liquidation preference equal to, and other terms that are substantially identical to, the Target Fund VMTP Shares you held immediately before the Merger. As discussed under Proposal 1, before the closing of the Merger, the Funds will be reorganized as Delaware statutory trusts, each of which will have substantially identical Statements of Preferences of VMTP Shares. A form of the Statement of Preferences of VMTP Shares of the Acquiring Fund (after giving effect to its Redomestication) is attached hereto as Exhibit O. The Statement of Preferences of VMTP Shares of each Fund (after giving effect to each Fund’s Redomestication) will be identical in all material respects.
          If you are a VMTP Shareholder of the Acquiring Fund, your VMTP Shares of the Acquiring Fund will not be changed by the Merger.
          The principal differences between the Target Fund and the Acquiring Fund are described in the following sections.

How do the Funds’ investment objectives and principal investment strategies compare?
          The Funds have similar investment objectives, as described in the table below. For each Fund, the investment objective may be changed only with shareholder approval.

Target Fund (IQN)	Acquiring Fund (VTN)
To provide current income which is exempt from federal, New York State and New York City income taxes.	To provide common shareholders with a high level of current income exempt from federal as well as from New York State and New York City income taxes, consistent with preservation of capital.
          The principal investment strategies of the Acquiring Fund are similar to the principal investment strategies of the Target Fund. The differences in the Funds’ principal investment strategies include how the Funds define investment grade municipal securities and the types of non-investment grade securities, including temporary investments, in which the Funds can invest.
          The section below entitled “Additional Information About the Funds and the Merger — Principal Investment Strategies” provides more information on the principal investment strategies of the Target Fund and the Acquiring Fund and highlights certain key differences.
How do the Funds’ principal risks compare?
          The principal risks that may affect each Fund’s investment portfolio are similar. The material difference in the principal risks of the Funds is that the Acquiring Fund is subject to swaps risk.
          Investment in the Funds involves risks, including the risk that shareholders may receive little or no return on their investment, and the risk that shareholders may lose part or all of the money they invest. There can be no guarantee against losses resulting from an investment in a Fund, nor can there be any assurance that a Fund will achieve its investment objective(s). Whether a Fund achieves its investment objective(s) depends on market conditions generally and on the Adviser’s analytical and portfolio management skills. As with any managed fund, the Adviser may not be successful in selecting the best-performing securities or investment techniques, and a Fund’s performance may lag behind that of similar funds. The risks associated with an investment in each Fund can increase during times of significant market volatility. An investment in a Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Before investing in a Fund, potential shareholders should carefully evaluate the risks.
          The risks associated with an investment in VMTP Shares are identical for the Target Fund and the Acquiring Fund.
          Additional information on the principal risks of each Fund is included in such Fund’s shareholder reports.
How do the Funds’ expenses compare?
          The table below provides a summary comparison of the expenses of the Funds. The table also shows estimated expenses on a pro forma basis giving effect to the proposed Merger with the Target Fund. The pro forma expense ratios show projected estimated expenses, but actual expenses may be greater or less than those shown. Note that pro forma total expenses of the Acquiring Fund are expected to be higher than the current total expenses of the Target Fund. The Board of the Target Fund concluded that the higher management and total expenses of the combined fund were justified in light of the anticipated benefits of the Merger noted above, including that the combined fund on a pro forma basis had a more than 1.90% higher distribution yield (as a percentage of net asset value) than the Target Fund, even after giving effect to the higher management fees and total expense ratio that will apply to the Acquiring Fund before and after the expiration of fee waivers, as well as the higher leverage ratio anticipated to be used by the Acquiring Fund. VMTP Shareholders are not expected to bear any of the costs of the Mergers.

	Current(a)		Pro Forma(b)
		Invesco Van Kampen	Target Fund (IQN)
	Invesco New York	Trust for Investment	+
	Quality Municipal	Grade New York	Acquiring Fund (VTN)
	Securities	Municipals	(assumes the Merger is
	(IQN)	(VTN)	completed)
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price) (c)	None	None	None
Dividend Reinvestment Plan (d)	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.38%	0.91%	0.91%
Interest and Related Expenses (e)	0.59%	0.74%	0.74%
Other Expenses	0.31%	0.15%	0.15%
Total Annual Fund Operating Expenses	1.28%	1.80%	1.80%
Fee Waiver and/or Expense Reimbursement	0.00%	0.00%	0.37	%(f)
Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement	1.28%	1.80%	1.43%

(a)	Expense ratios reflect estimated amounts for the current fiscal year. VMTP Shares do not bear any transaction or operating expenses of the Funds.

(b)	Pro forma numbers are estimated as if the Merger had been completed as of March 1, 2011 and do not include estimated Merger costs. The Funds are not bearing any Merger costs.

(c)	Common Shares of each Fund purchased on the secondary market are not subject to sales charges, but may be subject to brokerage commissions or other charges.

(d)	Each participant in a Fund’s dividend reinvestment plan pays a proportionate share of the brokerage commissions incurred with respect to open market purchases in connection with such plan. For each Fund’s last fiscal year, participants in the plan incurred brokerage commissions representing $0.03 per Common Share.

(e)	Interest and Related Expenses includes interest and other costs of providing leverage to the Funds, such as the costs to maintain lines of credit, issue and administer preferred shares, and establish and administer floating rate note obligations.

(f)	Effective upon the closing of the Merger, the Adviser has contractually agreed, for at least two years from the closing date of the Merger, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Acquiring Fund’s Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (which excludes certain items discussed below) to 0.69% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the limit reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board and the Adviser mutually agree to amend or continue the fee waiver agreement, it will terminate two years from the closing date of the Merger.
How do the management, investment adviser and other service providers of the Funds compare?
          Each Fund is overseen by a Board that includes many of the same individuals (described in Proposals 3 and 4) and each Fund’s affairs are managed by the same officers with minor exceptions, as described in Exhibit E. The Adviser, a registered investment adviser, serves as investment adviser for each Fund pursuant to an investment advisory agreement that contains substantially identical terms (except for fees) for each Fund. The Adviser oversees the management of each Fund’s portfolio, manages each Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has acted as an investment adviser since its organization in 1976. As of March 31, 2012, the Adviser had $309.2 billion in assets under management. The Adviser is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.
          The Adviser is an indirect, wholly-owned subsidiary of Invesco Ltd. (“Invesco”). Invesco is a leading independent global investment management company, dedicated to helping people worldwide build their financial security. Invesco provides a comprehensive array of enduring solutions for retail, institutional and high-net-worth clients around the world. Invesco had $672.8 billion in assets under management as of March 31, 2012. Invesco is organized under the laws of Bermuda, and its common shares are listed and traded on the New York Stock Exchange under the symbol “IVZ.” Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.
          All of the ordinary business expenses incurred in the operations of a Fund are borne by the Fund unless specifically provided otherwise in the advisory agreement. Expenses borne by the Funds include but are not limited to brokerage commissions, taxes, legal, accounting, auditing, or governmental fees, the cost of preparing share certificates, custodian, transfer and shareholder service agent costs, expenses of registering and qualifying shares for sale, expenses relating to Trustee and shareholder meetings, the cost of preparing and distributing reports and notices to shareholders, and the fees and other expenses incurred by the Funds in connection with membership in investment company organizations.
          A discussion of the basis for each Board’s 2011 approval of each Fund’s investment advisory agreements is included in the Fund’s semiannual report for the six months ended August 31, 2011. A discussion of the basis for each Board’s most recent approval of each Fund’s investment advisory agreements will be included in the Fund’s semiannual report for the six months ending August 31, 2012, if any.
          The contractual advisory fee rate of the Acquiring Fund is higher than the contractual advisory fee rate of the Target Fund. The following table compares the advisory fee rates of the Funds.

	Target Fund (IQN)	Acquiring Fund (VTN)
Contractual Fee Rate	0.27% of managed assets	0.55% of managed assets
Net Effective Fee Rate*	0.38%	0.91%

*	Varies based on the amount of financial leverage used by the Fund.
          Each of the Funds calculates its advisory fee as a percentage of its “managed assets,” which for this purpose means the Fund’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles). As a result, the actual amount paid by each Fund, as a percentage of NAV, will typically exceed the contractual rate. For more information, see the table above under “How do the Funds’ expenses compare?”
          Contingent on the completion of the Merger, the Adviser has contractually agreed for two years from the closing date of the Merger to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses of the Acquiring Fund to 0.69%, subject to certain exclusions.
          Each Fund’s advisory agreement provides that the Adviser may delegate any and all of its rights, duties, and obligations to one or more wholly-owned affiliates of Invesco as sub-advisers (the “Invesco Sub-Advisers”). Pursuant to each Fund’s Master Intergroup Sub-Advisory Contract, the Invesco Sub-Advisers may be appointed by the Adviser from time to time to provide discretionary investment management services, investment advice, and/or order execution services. Each Invesco Sub-Adviser is registered with the SEC as an investment adviser.
          Other key service providers to the Target Fund, including the administrator, transfer agent, custodian, and auditor, provide substantially the same services to the Acquiring Fund. Each Fund has entered into a master administrative services agreement with the Adviser, pursuant to which the Adviser performs or arranges for the provision of accounting and other administrative services to the Funds that are not required to be performed by the Adviser under its investment advisory agreements with the Funds. The custodian for the Funds is State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110-2801. The transfer agent and dividend paying agent for the Funds is Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island 02940-3078.
Does the Acquiring Fund have the same portfolio managers as the Target Fund?
          Yes. The portfolio management team for the Target Fund is the same as the portfolio management team for the Acquiring Fund. Information on the portfolio managers of the Funds is included below under “Additional Information About the Funds and the Merger — Portfolio Managers.”
How do the distribution policies of the Funds compare?
          Each Fund declares and pays monthly dividends from net investment income to Common Shareholders. Each Fund declares daily and pays monthly dividends from net investment income to VMTP Shareholders. Distributions from net realized capital gain, if any, are generally paid annually and are distributed on a pro rata basis to Common Shareholders and VMTP Shareholders. Each Fund may also declare and pay capital gains distributions more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. Each Fund offers a dividend reinvestment plan for Common Shareholders, which is more fully described in the Fund’s shareholder reports.

Will there be any tax consequences resulting from the Merger?
          The Merger is designed to qualify as a tax-free reorganization for federal income tax purposes and each Fund anticipates receiving a legal opinion to that effect (although there can be no assurance that the IRS will adopt a similar position). This means that the shareholders of the Target Fund will recognize no gain or loss for federal income tax purposes upon the exchange of all of their shares in the Target Fund for shares in the Acquiring Fund. Shareholders should consult their tax advisor about state and local tax consequences of the Merger, if any, because the information about tax consequences in this Proxy Statement relates only to the federal income tax consequences of the Merger.
          Prior to the closing of the Merger, the Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.
          In addition, Skadden, Arps, Slate, Meagher & Flom LLP will deliver an opinion to the Funds, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VMTP Shares received in the Merger by holders of VMTP Shares of the Target Fund will qualify as equity of the Acquiring Fund for federal income tax purposes.
When is the Merger expected to occur?
          If shareholders of the Target Fund and the Acquiring Fund approve the Merger and the Redomestication (Proposal 1), it is anticipated that the Merger will occur in the third quarter of 2012.
What will happen if shareholders of a Fund do not approve the Merger?
          If the Merger is not approved by shareholders or is for other reasons unable to be completed, each Fund will continue to operate without merging and each Fund’s Board will consider other possible courses of action for the Fund.
Where can I find more information about the Funds and the Merger?
          The remainder of this Proxy Statement contains additional information about the Funds and the Merger, as well as information on the other proposals to be voted on at the Meeting. You are encouraged to read the entire document. Additional information about each Fund can be found in the statement of additional information (“SAI”) to the registration statement for the Acquiring Fund’s Common Shares on Form N-14, dated June 8, 2012 (which is not part of this Proxy Statement and is not incorporated by reference herein), and in each Fund’s shareholder reports. If you need any assistance, or have any questions regarding the Merger or how to vote, please call Invesco Client Services at (800) 341-2929.
ADDITIONAL INFORMATION ABOUT THE FUNDS AND THE MERGER
Principal Investment Strategies
          The following section compares the principal investment strategies of the Target Fund with the principal investment strategies of the Acquiring Fund and highlights any key differences. In addition to the principal investment strategies described below, each Fund may use other investment strategies and is also subject to certain additional investment policies and limitations, which are described in the SAI and in each Fund’s shareholder reports. The cover page of this Proxy Statement describes how you can obtain copies of these documents.

          Investment Strategies. The principal investment strategies of the Acquiring Fund and the Target Fund are similar with respect to investing in municipal securities. Under normal market conditions, at least 80% of the Acquiring Fund’s total assets will be invested in municipal securities. Similarly, the Target Fund will invest at least 80% of its total assets in Municipal Obligations, except during temporary defensive periods. For the Target Fund, Municipal Obligations consist of Municipal Bonds, Municipal Notes and Municipal Commercial Paper, including such obligations purchased on a when-issued or delayed delivery basis. The remaining portion of the Target Fund’s total assets may be invested in “temporary investments” and in options and futures. Each Fund’s 80% policy described in the foregoing is fundamental and may not be changed without approval of a majority of the Fund’s outstanding voting securities, as defined in the 1940 Act.
          The Funds also have similar principal investment strategies with respect to investing in New York municipal securities. Under normal market conditions, the Adviser seeks to achieve the Acquiring Fund’s investment objective by investing at least 80% of the Acquiring Fund’s total assets in New York municipal securities rated investment grade at the time of investment. Normally, the Target Fund expects that substantially greater than 80% of its total assets will be invested in Municipal Obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal, New York State and New York City income taxes (“New York Municipal Obligations”). Unless otherwise indicated, references herein to Municipal Obligations with respect to the Target Fund shall be deemed to include New York Municipal Obligations. The definition of “Municipal Obligations” used in connection with the strategies of the Target Fund is included below.
          The Funds’ strategies with respect to investing in investment grade municipal securities are also similar. For purposes of the Acquiring Fund’s 80% investment policy stated in the preceding paragraph, investment grade securities are: (i) securities rated BBB- or higher by Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”) or an equivalent rating by another nationally recognized statistical rating organization (“NRSRO”), (ii) comparably rated short-term securities, or (iii) unrated municipal securities determined by the Adviser to be of comparable quality at the time of purchase. Under normal market conditions, the Acquiring Fund may invest up to 20% of its total assets in municipal securities rated below investment grade or that are unrated but determined by the Adviser to be of comparable quality at the time of purchase. Lower-grade securities are commonly referred to as junk bonds and involve greater risks than investments in higher-grade securities. The Acquiring Fund does not purchase securities that are in default or that are rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality.
          Similarly, except during temporary defensive periods, the Target Fund will invest at least 80% of its total assets in: (a) Municipal Bonds which are rated at the time of purchase within the four highest grades by Moody’s (Aaa, Aa, A, Baa) or S&P (AAA, AA, A, BBB) or, if not rated, are determined by the Adviser to be of comparable quality; (b) Municipal Notes which at the time of purchase are rated in the two highest grades by Moody’s (MIG 1, MIG 2) or S&P (SP-1, SP-2) or, if not rated, whose issuers have outstanding one or more issues of Municipal Bonds rated as set forth in clause (a) of this paragraph; and (c) Municipal Commercial Paper which at the time of purchase is rated P-1 or higher by Moody’s or A-1 or higher by S&P. For purposes of the Target Fund’s foregoing percentage limitation, any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the federal government shall be considered to have a Moody’s rating of Aaa or an S&P rating of AAA.
          Certain of the municipal securities in which each Fund may invest without limit may subject certain investors to the federal alternative minimum tax and, therefore, a substantial portion of the income produced by each Fund may be taxable for such investors under the federal alternative minimum tax. Accordingly, each Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or could become subject to the federal alternative minimum tax as a result of an investment in the Funds.
          The Funds have no limitation as to the maturity of municipal securities in which they may invest. However, the Target Fund intends to emphasize investments in Municipal Obligations with long-term maturities because such long-term obligations generally produce a higher yield than short-term obligations, although such longer-term obligations are more susceptible to market fluctuations resulting from changes in interest rates than shorter-term obligations. The average weighted maturity of the Target Fund’s portfolio, as well as the emphasis on longer-term obligations, may vary depending upon market conditions.
          Both Funds may invest in temporary investments for defensive purposes. In taking a defensive position, the Funds would temporarily not be pursuing their principal investment strategies and may not achieve their investment objective(s).

          With respect to the Acquiring Fund, when market conditions dictate a more defensive investment strategy, the Fund may, on a temporary basis, hold cash or invest a portion or all of its assets in high-quality, short-term municipal securities. If such municipal securities are not available or, in the judgment of the Adviser, do not afford sufficient protection against adverse market conditions, the Acquiring Fund may invest in taxable instruments. Such taxable securities may include securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; other investment grade quality fixed income securities; prime commercial paper; certificates of deposit; bankers’ acceptances and other obligations of domestic banks; repurchase agreements; and money market funds (including money market funds affiliated with the Adviser).
          Similarly, the Target Fund may invest more than 20% of its total assets in temporary investments for defensive purposes (e.g., investments made during times where temporary imbalances of supply and demand or other temporary dislocations in the Municipal Obligations market adversely affect the price at which Municipal Bonds, Notes and Commercial Paper are available) and in order to keep cash on hand fully invested. Temporary investments are short-term, high quality securities which may be either tax-exempt or taxable. The Target Fund will invest only in temporary investments which are certificates of deposit of U.S. domestic banks, including foreign branches of domestic banks, with assets of $1 billion or more; bankers’ acceptances; time deposits; U.S. Government securities; or debt securities rated within the two highest grades by Moody’s or S&P or, if not rated, are of comparable quality as determined by the Adviser, and which mature within one year from the date of purchase. Temporary investments of the Target Fund may also include repurchase agreements. Except during temporary defensive periods, the Target Fund may not invest more than 20% of its total assets in “temporary investments,” the income from which may be subject to federal income taxes.
          The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of each Fund’s net asset value. Except as provided in the next sentence with respect to the Target Fund, any subsequent change in any rating by an NRSRO or change in percentages resulting from market fluctuations or other changes in a Fund’s total assets will not require elimination of any security from the Fund’s portfolio. For the Target Fund, any subsequent change in any rating of any security below investment grade will result in the elimination of that security from the Target Fund’s portfolio as soon as practicable without adverse market or tax consequences to the Target Fund. The Target Fund does not anticipate retaining within its portfolio non-investment grade securities in excess of 5% of its total assets.
          Except as otherwise noted, the foregoing investment policies of the Target Fund are fundamental policies and may not be changed without the approval of a majority of the outstanding voting securities of the Target Fund as defined in the 1940 Act.
          The Adviser buys and sells securities for each Fund with a view towards seeking a high level of current income exempt from federal income tax, as well as from New York State and New York City income taxes, subject to reasonable credit risk, and, for the Acquiring Fund, consistent with preservation of capital. As a result, each Fund will not necessarily invest in the highest yielding New York municipal securities or Municipal Obligations permitted by its respective investment policies if the Adviser determines that market risks or credit risks associated with such investments would subject the Fund’s portfolio to undue risk. The potential realization of capital gains or losses resulting from possible changes in interest rates will not be a major consideration and frequency of portfolio turnover generally will not be a limiting factor if the Adviser considers it advantageous to purchase or sell securities.
          The Adviser employs a bottom-up, research-driven approach to identify securities that have attractive risk/reward characteristics for the sectors in which each Fund invests. The Adviser also integrates macroeconomic analysis and forecasting into its evaluation and ranking of various sectors and individual securities. Finally, each Fund employs leverage in an effort to enhance income and total return. Sell decisions are based on: (i) a deterioration or likely deterioration of an individual issuer’s capacity to meet its debt obligations on a timely basis; (ii) a deterioration or likely deterioration of the broader fundamentals of a particular industry or sector; and (iii) opportunities in the secondary or primary market to purchase a security with better relative value.
          The types of municipal securities in which the Acquiring Fund invests are obligations issued by or on behalf of states, territories or possessions of the United States, the District of Columbia and their cities, counties, political subdivisions, agencies and instrumentalities, the interest on which, in the opinion of bond counsel or other counsel to the issuers of such securities, is, at the time of issuance, exempt from federal income tax. The Adviser does not conduct its own analysis of the tax status of the interest paid by municipal securities held by each Fund, but will rely on the opinion of counsel to the issuer of each such instrument.

          With respect to the Target Fund, Municipal Bonds and Municipal Notes are debt obligations of states or territories, cities, counties, municipalities and other agencies or instrumentalities which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper, as presently constituted, while having a final maturity of more than one year, is subject to periodic rate changes and short-term put or tender dates selected at the holder’s option, prior to final maturity. Municipal Obligations in which the Target Fund will primarily invest bear interest that, in the opinion of bond counsel to the issuer, is exempt from federal income tax.
          In the discussion below, the term municipal securities also includes Municipal Obligations.
          The issuers of municipal securities obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, highways, bridges, schools, hospitals, housing, mass transportation, streets and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to lend to other public institutions and facilities. Certain types of municipal securities are issued to obtain funding for privately operated facilities.
          The yields of municipal securities depend on, among other things, general money market conditions, general conditions of the municipal securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings of NRSROs such as S&P and Moody’s represent their opinions of the quality of the municipal securities they undertake to rate. These ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields, while municipal securities of the same maturity and coupon with different ratings may have the same yield.
          The two principal classifications of municipal securities are general obligation and revenue or special delegation securities. General obligation securities are secured by the issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue securities are usually payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Industrial development bonds are usually revenue securities, the credit quality of which is normally directly related to the credit standing of the industrial user involved.
          Within these principal classifications of municipal securities, there are a variety of types of municipal securities, including:
•	Variable rate securities, which bear rates of interest that are adjusted periodically according to formulae intended to reflect market rates of interest.

•	Municipal notes, including tax, revenue and bond anticipation notes of short maturity, generally less than three years, which are issued to obtain temporary funds for various public purposes.

•	Variable rate demand notes, which are municipal obligations that contain a floating or variable interest rate adjustment formula and which are subject to a right of demand for payment of the principal balance plus accrued interest either at any time or at specified intervals. The interest rate on a variable rate demand note may be based on a known lending rate, such as a bank’s prime rate, and may be adjusted when such rate changes, or the interest rate may be a market rate that is adjusted at specified intervals. The adjustment formula maintains the value of the variable rate demand note at approximately the par value of such note at the adjustment date.

•	Municipal leases, which are obligations issued by state and local governments or authorities to finance the acquisition of equipment and facilities. Certain municipal lease obligations may include non-appropriation clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

•	Private activity bonds, which are issued by, or on behalf of, public authorities to finance privately operated facilities.

•	Participation certificates, which are obligations issued by state or local governments or authorities to finance the acquisition of equipment and facilities. They may represent participations in a lease, an installment purchase contract or a conditional sales contract.

•	Municipal securities that may not be backed by the faith, credit and taxing power of the issuer.

•	Municipal securities that are privately placed and that may have restrictions on a Fund’s ability to resell, such as timing restrictions or requirements that the securities only be sold to qualified institutional investors.

•	Municipal securities that are insured by financial insurance companies.
Derivatives. Each Fund may use derivative instruments for a variety of purposes. The Acquiring Fund principally uses derivatives for hedging and risk management, and (other than for futures or swaps) for portfolio management or to earn income. Similarly, the Target Fund principally uses derivatives for hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument.
          Futures. A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date.
          Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). A Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. The Target Fund may not invest in swaps.
Inverse Floating Rate Obligations. Each Fund may invest in inverse floating rate obligations. Inverse floating rate obligations are variable debt instruments that pay interest at rates that move in the opposite direction of prevailing interest rates. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. The inverse floating rate obligations in which each Fund may invest include derivative instruments such as residual interest bonds (RIBs) or tender option bonds (TOBs). Such instruments are typically created by a special purpose trust that holds long-term fixed rate bonds and sells two classes of beneficial interests: short-term floating rate interests, which are sold to third party investors, and inverse floating residual interests, which are purchased by a Fund. The short-term floating rate interests have first priority on the cash flow from the bond held by the special purpose trust and a Fund (as holder of the inverse floating residual interests) is paid the residual cash flow from the bond held by the special purpose trust.
When-Issued and Delayed Delivery Transactions. Each Fund may purchase and sell securities on a when-issued and delayed delivery basis, which means that the Fund buys or sells a security with payment and delivery taking place in the future. The payment obligation and the interest rate are fixed at the time the Fund enters into the commitment. No income accrues on such securities until the date the Fund actually takes delivery of the securities.
Preferred Shares. Each Fund uses leverage in the form of preferred shares. Dividends on the preferred shares will typically be comparable to the yields on investment grade short-term municipal securities, although the assets attributable to the preferred shares will generally be invested in longer-term municipal securities, which typically have higher yields than short-term municipal securities. Assuming such a yield differential, this leveraged capital structure enables each Fund to pay a potentially higher yield on the Common Shares than similar investment companies that do not use leverage.
As required by the 1940 Act, each Fund will generally maintain an asset coverage of the value of the Fund’s total assets, less all liabilities and indebtedness of the Fund not represented by preferred shares, of 200% of the aggregate liquidation value of the preferred shares. In addition, under the terms of each Fund’s outstanding VMTP Shares, the Fund is required to maintain minimum asset coverage of 225%.
Zero Coupon/PIK Bonds. Each Fund may invest in securities not producing immediate cash income, including zero coupon securities or pay-in-kind (PIK) securities, when their effective yield over comparable instruments producing cash income makes these investments attractive. PIK securities are debt securities that pay interest through the issuance of additional securities. Zero coupon securities are debt securities that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amounts or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The securities do not entitle the holder to any periodic payments of interest prior to maturity, which prevents any reinvestment of interest payments at prevailing interest rates if prevailing interest rates rise. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and may lock in a favorable rate of return to maturity if interest rates drop. In addition, each Fund would be required to distribute the income on these instruments as it accrues, even though the Fund will not receive all of the income on a current basis or in cash. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions to the Common Shareholders.
Portfolio Turnover. The Acquiring Fund generally will not engage in the trading of securities for the purpose of realizing short-term profits, but it will adjust its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objectives. For example, the Acquiring Fund may sell portfolio securities in anticipation of a movement in interest rates. The Target Fund may sell securities without regard to the length of time they have been held to take advantage of new investment opportunities, yield differentials, or for other reasons, including in anticipation of a movement in interest rates. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if a Fund considers it advantageous to purchase or sell securities. Each Fund’s portfolio turnover rate may vary from year to year. The Acquiring Fund does not anticipate that the annual portfolio turnover rate of the Fund will be in excess of 100%. A high rate of portfolio turnover involves correspondingly greater brokerage commissions and transaction expenses than a lower rate, which expenses must be borne by a Fund and its shareholders. High portfolio turnover may also result in the realization of substantial net short-term capital gains, and any distributions resulting from such gains will be taxable at ordinary income rates for federal income tax purposes.
Principal Risks of an Investment in the Funds
          A comparison of the principal risks associated with the Funds’ investment strategies is included above under “How do the Funds’ principal risks compare?” The following table provides further information on the principal risks that apply to the Funds’ investment portfolios.

Funds Subject to
Principal Risk	Risk
Municipal Securities Risk. Under normal market conditions, longer-term municipal securities generally provide a higher yield than shorter-term municipal securities. To the extent consistent with each Fund’s investment policies, the Adviser may adjust the average maturity of each Fund’s portfolio from time to time depending on its assessment of the relative yields available on securities of different maturities and its expectations of future changes in interest rates. The yields of municipal securities may move differently and adversely compared to the yields of the overall debt securities markets. Certain kinds of municipal securities are subject to specific risks that could cause a decline in the value of those securities:
Both Funds

Lease Obligations. Certain lease obligations contain non-appropriation clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing non-appropriation clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Private Activity Bonds. The issuers of private activity bonds in which each Fund may invest may be negatively impacted by conditions affecting either the general credit of the user of the private activity project or the project itself. Conditions such as regulatory and environmental restrictions and economic downturns may lower the need for these facilities and the ability of users of the project to pay for the facilities. Private activity bonds may also pay interest subject to the alternative minimum tax.

Funds Subject to
Principal Risk	Risk
In 2011, S&P lowered its long-term sovereign credit rating on the U.S. to “AA+” from “AAA” with a negative outlook. Following S&P’s downgrade of the long-term sovereign credit rating on the U.S., the major rating agencies have also placed many municipalities on review for potential downgrades, which could impact the market price, liquidity and volatility of the municipal securities held by each Fund in its portfolio. If the universe of municipal securities meeting a Fund’s ratings and credit quality requirements shrinks, it may be more difficult for the Fund to meet its investment objective and the Fund’s investments may become more concentrated in fewer issues. Future downgrades by other rating agencies could have significant adverse effects on the economy generally and could result in significant adverse impacts on municipal issuers and the Funds.

Many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations. In response to the national economic downturn, governmental cost burdens have been and may continue to be reallocated among federal, state and local governments. The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. Also, as a result of the downturn and related unemployment, declining income and loss of property values, many state and local governments have experienced significant reductions in revenues and consequently difficulties meeting ongoing expenses. As a result, certain of these state and local governments may have difficulty paying or default in the payment of principal or interest on their outstanding debt, may experience ratings downgrades of their debt. The taxing power of any governmental entity may be limited by provisions of state constitutions or laws, and an entity’s credit will depend on many factors, including the entity’s tax base, the extent to which the entity relies on federal or state aid, and other factors which are beyond the entity’s control. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations or on the ability of municipalities to levy taxes.

In addition, municipalities might seek protection under the bankruptcy laws, thereby affecting the repayment of their outstanding debt. Issuers of the municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, holders of municipal securities could experience delays in collecting principal and interest and such holders may not be able to collect all principal and interest to which they are entitled. Certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear. Further, the application of state law to municipal securities issuers could produce varying results among the states or among municipal securities issuers within a state. These uncertainties could have a significant impact on the prices of the municipal securities in which the Funds invest. The value of municipal securities generally may be affected by uncertainties in the municipal markets as a result of legislation or litigation, including legislation or litigation that changes the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of and manage the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from a Fund’s ownership or operation of such assets may not be tax-exempt and could jeopardize the Fund’s status as a regulated investment company under the Code.

The U.S. economy may be in the process of “deleveraging,” with individuals, companies and municipalities reducing expenditures and paying down borrowings. In such event, the number of municipal borrowers and the amount of outstanding municipal securities may contract, potentially without corresponding reductions in investor demand for municipal securities. As a result, a Fund may have fewer investment alternatives, may invest in securities that it previously would have declined and may concentrate its investments in a smaller number of issuers.

Funds Subject to
Principal Risk	Risk
Insurance Risk. Financial insurance guarantees that interest payments on a bond will be made on time and that principal will be repaid when the bond matures. Insured municipal obligations would generally be assigned a lower rating if the rating were based primarily on the credit quality of the issuer without regard to the insurance feature. If the claims-paying ability of the insurer were downgraded, the ratings on the municipal obligations it insures may also be downgraded. Insurance does not protect the Funds against losses caused by declines in a bond’s value due to a change in market conditions.
Both Funds

Market Risk. Market risk is the possibility that the market values of securities owned by a Fund will decline. The net asset value of a Fund will change with changes in the value of its portfolio securities, and the value of the Fund’s investments can be expected to fluctuate over time. The financial markets in general are subject to volatility and may at times experience extreme volatility and uncertainty, which may affect all investment securities, including debt securities and derivative instruments. Volatility may be greater during periods of general economic uncertainty.
Both Funds

Interest Rate Risk. Because each Fund invests primarily in fixed income municipal securities, the net asset value of a Fund can be expected to change as general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio invested in fixed income securities generally can be expected to rise. Conversely, when interest rates rise, the value of a portfolio invested in fixed income securities generally can be expected to decline. The prices of longer term municipal securities generally are more volatile with respect to changes in interest rates than the prices of shorter term municipal securities. These risks may be greater in the current market environment because certain interest rates are near historically low levels.
Both Funds

Credit Risk. Credit risk refers to an issuer’s ability to make timely payments of interest and principal when due. Municipal securities, like other debt obligations, are subject to the credit risk of nonpayment. The ability of issuers of municipal securities to make timely payments of interest and principal may be adversely affected by general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. Nonpayment would result in a reduction of income to a Fund, and a potential decrease in the net asset value of the Fund. The Adviser continuously monitors the issuers of securities held in each Fund.
Both Funds

Each Fund will rely on the Adviser’s judgment, analysis and experience in evaluating the creditworthiness of an issuer. In its analysis, the Adviser may consider the credit ratings of NRSROs in evaluating securities, although the Adviser does not rely primarily on these ratings. Credit ratings of NRSROs evaluate only the safety of principal and interest payments, not the market risk. In addition, ratings are general and not absolute standards of quality, and the creditworthiness of an issuer may decline significantly before an NRSRO lowers the issuer’s rating. For the Acquiring Fund, a rating downgrade does not require the Fund to dispose of a security.

Medium-grade obligations (for example, bonds rated BBB by S&P) possess speculative characteristics, so that changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than in the case of higher-rated securities. Securities rated below investment grade are considered speculative by NRSROs with respect to the issuer’s continuing ability to pay interest and principal.

Income Risk. The income received from each Fund is based primarily on prevailing interest rates, which can vary widely over the short and long term. If interest rates decrease, your income from a Fund may decrease as well.
Both Funds

Funds Subject to
Principal Risk	Risk
Call Risk. If interest rates fall, it is possible that issuers of securities with high interest rates will prepay or call their securities before their maturity dates. In this event, the proceeds from the called securities would likely be reinvested by each Fund in securities bearing the new, lower interest rates, resulting in a possible decline in a Fund’s income and distributions to shareholders.
Both Funds

Market Segment Risk. Each Fund generally considers investments in municipal securities issued by governments or political subdivisions not to be subject to industry concentration policies (because such issuers are not in any industry). Each Fund may, however, invest in municipal securities issued by entities having similar characteristics. For example, the issuers may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make a Fund’s investments more susceptible to similar economic, political or regulatory occurrences, which could increase the volatility of the Fund’s net asset value. Except as otherwise provided herein, each Fund may invest more than 25% of its total assets in a segment of the municipal securities market with similar characteristics if the Adviser determines that the yields available from obligations in a particular segment justify the additional risks of a larger investment in that segment. Each Fund may not, however, invest more than 25% of its total assets in municipal securities, such as many private activity bonds or industrial development revenue bonds, issued for non-governmental entities that are in the same industry.
Both Funds

Tax Risk. To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, among other things, each Fund must derive in each taxable year at least 90% of its gross income from certain prescribed sources. If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to federal income tax at regular corporate rates without any deduction for distributions to shareholders, and all distributions from a Fund (including underlying distributions attributable to tax-exempt interest income) would be taxable to shareholders as ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits.
Both Funds

The value of each Fund’s investments and its net asset value may be adversely affected by changes in tax rates and policies. Because interest income from municipal securities is normally not subject to regular federal income taxation, the attractiveness of municipal securities in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal securities. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal securities. This could, in turn, affect a Fund’s net asset value and ability to acquire and dispose of municipal securities at desirable yield and price levels. Additionally, a Fund may not be a suitable investment for individual retirement accounts, for other tax-exempt or tax-deferred accounts or for investors who are not sensitive to the federal income tax consequences of their investments.

A Fund may invest all or a substantial portion of its total assets in municipal securities subject to the federal alternative minimum tax. Accordingly, an investment in each Fund could cause shareholders to be subject to (or result in an increased liability under) the federal alternative minimum tax. As a result, a Fund may not be a suitable investment for investors who are already subject to the federal alternative minimum tax or who could become subject to the federal alternative minimum tax as a result of an investment in the Fund.

Subsequent to a Fund’s acquisition of a municipal security, the security may be determined to pay, or to have paid, taxable income. As a result, the treatment of dividends previously paid or to be paid by the Fund as “exempt-interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased federal income tax liabilities.

Funds Subject to
Principal Risk	Risk
For federal income tax purposes, distributions of ordinary taxable income (including any net short-term capital gain) will be taxable to shareholders as ordinary income (and not eligible for favorable taxation as “qualified dividend income”), and capital gain dividends will be taxed at long-term capital gain rates. In certain circumstances, the Fund will make payments to holders of VMTP Shares to offset the tax effects of a taxable distribution.

Generally, to the extent a Fund’s distributions are derived from interest on municipal securities of a particular state (and, in some cases qualifying obligations of U.S. territories and possessions), its distributions are exempt from the personal income tax of that state. In some cases, each Fund’s shares may (to the extent applicable) also be exempt from personal property taxes of such state. However, some states require that the Fund meet certain thresholds with respect to the portion of its portfolio consisting of municipal securities of such state in order for such exemption to apply.

Risks of Using Derivative Instruments. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument or instrument being hedged, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the derivatives may not be liquid. The use of derivatives involves risks that are different from, and potentially greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause a Fund to be more volatile than if the Fund had not been leveraged. A Fund could suffer losses related to its derivative positions as a result of unanticipated market movements, which losses may potentially be unlimited. Although the Adviser may seek to use derivatives to further a Fund’s investment objective, a Fund is not required to use derivatives and may choose not to do so and there is no assurance that the use of derivatives will achieve this result.
Both Funds (except that Swaps Risk does not apply to the Target Fund)

Counterparty Risk. Each Fund will be subject to credit risk with respect to the counterparties to the derivative transactions entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, a Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. A Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Futures Risk. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Fund’s initial investment in such contracts.

Swaps Risk. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or credit quality changes are not correctly anticipated by a Fund or if the reference index, security or investments do not perform as expected.

Tax Risk. The use of derivatives may generate taxable income. In addition, each Fund’s use of derivatives may be limited by the requirements for taxation as a regulated investment company or the Fund’s intention to pay dividends that are exempt from federal and New York State and New York City income taxes. The tax treatment of derivatives may be adversely affected by changes in legislation, regulations or other legal authority, subjecting a Fund’s shareholders to increased federal income tax liabilities.

Funds Subject to
Principal Risk	Risk
Inverse Floating Rate Obligations Risk. Like most other fixed-income securities, the value of inverse floating rate obligations will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floating rate obligation typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floating rate obligation, while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floating rate obligation. Some inverse floating rate obligations may also increase or decrease substantially because of changes in the rate of prepayments. Inverse floating rate obligations tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable. Inverse floating rate obligations have varying degrees of liquidity.
Both Funds

Each Fund generally invests in inverse floating rate obligations that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The market value of a “leveraged” inverse floating rate obligation generally will fluctuate in response to changes in market rates of interest to a greater extent than the value of an unleveraged investment. The extent of increases and decreases in the value of inverse floating rate obligations generally will be larger than changes in an equal principal amount of a fixed rate security having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate obligations.

In certain instances, the short-term floating rate interests created by a special purpose trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such interests for repayment of principal, may not be able to be remarketed to third parties. In such cases, the special purpose trust holding the long-term fixed rate bonds may be collapsed. In the case of inverse floating rate obligations created by a Fund, the Fund would then be required to repay the principal amount of the tendered securities. During times of market volatility, illiquidity or uncertainty, the Fund could be required to sell other portfolio holdings at a disadvantageous time to raise cash to meet that obligation.

The use of short-term floating rate obligations may require the Funds to segregate or earmark cash or liquid assets to cover its obligations. Securities so segregated or earmarked will be unavailable for sale by the Funds (unless replaced by other securities qualifying for segregation requirements), which may limit a Fund’s flexibility and may require that the Fund sell other portfolio investments at a time when it may be disadvantageous to sell such assets.

Risks of Investing in Lower-Grade Securities. Securities that are in the lower-grade categories generally offer higher yields than are offered by higher-grade securities of similar maturities, but they also generally involve greater risks, such as greater credit risk, market risk, volatility and liquidity risk. In addition, the amount of available information about the financial condition of certain lower-grade issuers may be less extensive than other issuers, making a Fund more dependent on the Adviser’s credit analysis than a fund investing only in higher-grade securities. To minimize the risks involved in investing in lower-grade securities, the Acquiring Fund does not purchase securities that are in default or rated in categories lower than B- by S&P or B3 by Moody’s or unrated securities of comparable quality.
Both Funds

Secondary market prices of lower-grade securities generally are less sensitive than higher-grade securities to changes in interest rates and are more sensitive to general adverse economic changes or specific developments with respect to the particular issuers. A significant increase in interest rates or a general economic downturn may significantly

Funds Subject to
Principal Risk	Risk
affect the ability of municipal issuers of lower-grade securities to pay interest and to repay principal, or to obtain additional financing, any of which could severely disrupt the market for lower-grade municipal securities and adversely affect the market value of such securities. Such events also could lead to a higher incidence of default by issuers of lower-grade securities. In addition, changes in credit risks, interest rates, the credit markets or periods of general economic uncertainty can be expected to result in increased volatility in the price of the lower-grade securities and the net asset value of a Fund. Adverse publicity and investor perceptions, whether or not based on rational analysis, may affect the value, volatility and liquidity of lower-grade securities.

In the event that an issuer of securities held by a Fund experiences difficulties in the timely payment of principal and interest and such issuer seeks to restructure the terms of its borrowings, the Fund may incur additional expenses and may determine to invest additional assets with respect to such issuer or the project or projects to which the Fund’s securities relate. Further, the Fund may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of interest or the repayment of principal on its portfolio holdings and the Fund may be unable to obtain full recovery on such amounts.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by each Fund, in the event it invests in or holds such securities, in order to seek to ensure that the Fund distributes sufficient income to preserve its status as a regulated investment company.

Liquidity Risk. Liquidity relates to the ability of each Fund to sell a security in a timely manner at a price which reflects the value of that security. The amount of available information about the financial condition of municipal securities issuers is generally less extensive than that for corporate issuers with publicly traded securities, and the market for municipal securities is generally considered to be less liquid than the market for corporate debt obligations. Certain municipal securities in which a Fund may invest, such as special obligation bonds, lease obligations, participation certificates and variable rate instruments, may be particularly less liquid. To the extent a Fund owns or may acquire illiquid or restricted securities, these securities may involve special registration requirements, liabilities and costs, and liquidity and valuation difficulties.
Both Funds

The effects of adverse publicity and investor perceptions may be more pronounced for securities for which no established retail market exists as compared with the effects on securities for which such a market does exist. An economic downturn or an increase in interest rates could severely disrupt the market for such securities and adversely affect the value of outstanding securities or the ability of the issuers to repay principal and interest. Further, a Fund may have more difficulty selling such securities in a timely manner and at their stated value than would be the case for securities for which an established retail market does exist.

The markets for lower-grade securities may be less liquid than the markets for higher-grade securities. To the extent that there is no established retail market for some of the lower-grade securities in which a Fund may invest, trading in such securities may be relatively inactive. Prices of lower-grade securities may decline rapidly in the event a significant number of holders decide to sell. Changes in expectations regarding an individual issuer of lower-grade securities generally could reduce market liquidity for such securities and make their sale by a Fund at their current valuation more difficult.

Funds Subject to
Principal Risk	Risk
From time to time, each Fund’s investments may include securities as to which the Fund, by itself or together with other funds or accounts managed by the Adviser, holds a major portion or all of an issue of municipal securities. Because there may be relatively few potential purchasers for such investments and, in some cases, there may be contractual restrictions on resales, the Fund may find it more difficult to sell such securities at a time when the Adviser believes it is advisable to do so.

Preferred Shares Risk. Each Fund’s use of leverage through preferred shares may result in higher volatility of the net asset value of the Common Shares, and fluctuations in the dividend rates on the Funds’ preferred shares (which are expected to reflect yields on short-term municipal securities) may affect the yield to the Common Shareholders. So long as a Fund is able to realize a higher net return on its investment portfolio than the then current dividend rate of the preferred shares, the effect of the leverage provided by the preferred shares will be to cause the Common Shareholders to realize a higher current rate of return than if the Fund were not so leveraged. On the other hand, to the extent that the then current dividend rate on the preferred shares approaches the net return on a Fund’s investment portfolio, the benefit of leverage to the Common Shareholders will be reduced, and if the then current dividend rate on the preferred shares were to exceed the net return on the Fund’s portfolio, the Fund’s leveraged capital structure would result in a lower rate of return to the Common Shareholders than if the Fund were not so structured.
Both Funds

Similarly, because any decline in the net asset value of a Fund’s investments will be borne entirely by the Common Shareholders, the effect of leverage in a declining market would result in a greater decrease in net asset value to the Common Shareholders than if the Fund were not so leveraged. Any such decrease would likely be reflected in a decline in the market price for Common Shares. If a Fund’s current investment income were not sufficient to meet dividend requirements on the preferred shares, the Fund might have to liquidate certain of its investments in order to meet required dividend payments, thereby reducing the net asset value attributable to the Fund’s Common Shares.

The amount of preferred shares outstanding from time to time may vary, depending on the Adviser’s analysis of conditions in the municipal securities market and interest rate movements. Management of the amount of outstanding preferred shares places greater reliance on the ability of the Adviser to predict trends in interest rates than if a Fund did not use leverage. In the event the Adviser later determines that all or a portion of such preferred shares should be reissued so as to increase the amount of leverage, no assurance can be given that a Fund will subsequently be able to reissue preferred shares on terms and/or with dividend rates that are beneficial to the Common Shareholders. Further, redemption and reissuance of the preferred shares, and any related trading of a Fund’s portfolio securities, results in increased transaction costs to the Fund and its Common Shareholders. Because the Common Shareholders bear these expenses, changes to the Fund’s outstanding leverage and any losses resulting from related portfolio trading will have a proportionately larger impact on the Common Shares’ net asset value and market price.

In addition, a Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the Fund has an asset coverage of at least 200%, as required by the 1940 Act (determined after deducting the amount of such dividend or distribution). In addition, under the terms of each Fund’s outstanding VMTP Shares, the Fund is required to maintain minimum asset coverage of 225%. This prohibition on the payment of dividends or other distributions might impair the ability of a Fund to maintain its qualification as a regulated investment company for federal income tax purposes. Each Fund intends, however, to the extent possible, to purchase or redeem VMTP Shares from time to time to maintain an asset coverage of the VMTP Shares of at least 225%.

If a determination were made by the IRS to treat the preferred shares as debt rather than equity for U.S. federal income tax purposes, the Common Shareholders might be subject to increased federal income tax liabilities.

Funds Subject to
Principal Risk	Risk
Unrated Securities Risk. Many lower-grade securities are not listed for trading on any national securities exchange, and many issuers of lower-grade securities choose not to have a rating assigned to their obligations by any NRSRO. As a result, each Fund’s portfolio may consist of a higher portion of unlisted or unrated securities as compared with an investment company that invests solely in higher-grade, listed securities. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may limit the ability of a Fund to sell such securities at their fair value. The Funds may be more reliant on the Adviser’s judgment and analysis in evaluating the creditworthiness of an issuer of unrated securities.
Both Funds

When-Issued and Delayed Delivery Risks. When-issued and delayed delivery transactions are subject to market risk, as the value or yield of a security at delivery may be more or less than the purchase price or the yield generally available on securities when delivery occurs. In addition, each Fund is subject to counterparty risk because it relies on the buyer or seller, as the case may be, to consummate the transaction, and failure by the other party to complete the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous.
Both Funds

Special Risk Considerations Regarding New York State and New York City Municipal Securities. Because each Fund invests a substantial portion of its assets in a portfolio of New York municipal securities, the Fund is more susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities than a fund which does not limit its investments to such issuers. These risks include possible legislative, state constitutional or regulatory amendments that may affect the ability of state and local governments or regional governmental authorities to raise money to pay principal and interest on their municipal securities. Economic, fiscal and budgetary conditions throughout the state may also influence the Fund’s performance.
Both Funds

Zero Coupon/PIK Bond Risk. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash. These securities are also subject to the risk of default. These securities may subject a Fund to greater market risk than a fund that does not own these types of securities. Special tax considerations are associated with investing in non-cash-paying instruments, such as zero coupon or pay-in-kind securities. The Adviser will weigh these concerns against the expected total returns from such instruments.
Both Funds
          The risks associated with an investment in VMTP Shares are identical for the Target Fund and the Acquiring Fund.
Portfolio Managers
          Thomas Byron, Robert Stryker, Julius Williams and Robert Wimmel are the portfolio managers for the Funds.
          Mr. Byron, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Byron was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1981 to 2010 and began managing the Funds in 2009. Mr. Byron earned a B.S. in finance from Marquette University and an M.B.A. in finance from DePaul University.
          Mr. Stryker, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Stryker was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1994 to 2010 and began managing the Funds in 2009. Mr. Stryker earned a B.S. in finance from the University of Illinois, Chicago.

          Mr. Williams, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Williams was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 2000 to 2010 and began managing the Funds in 2011. Mr. Williams earned a B.A. in economics and sociology, and a Master of Education degree in educational psychology from the University of Virginia.
          Mr. Wimmel, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2010. Mr. Wimmel was associated with the Funds’ previous investment adviser or its investment advisory affiliates in an investment management capacity from 1996 to 2010 and began managing the Acquiring Fund in 2001 and the Target Fund in 2009. Mr. Wimmel earned a B.A. in anthropology from the University of Cincinnati and an M.A. in economics from the University of Illinois, Chicago.
          The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in each Fund.
Trading of VMTP Shares
          VMTP Shares are a new issue of securities and there is currently no established trading market for such shares. Neither Fund intends to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system or to seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VMTP Shares. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The VMTP Shares are not registered under the Securities Act or any other applicable securities law. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale. The VMTP Shares are offered for sale only pursuant to Rule 144A under the Securities Act, and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, pursuant to an exemption therefrom or in a transaction not subject thereto and in each case in compliance with contractual conditions applicable to transfers of VMTP Shares.
Capital Structures of the Funds
          Each Fund is currently organized as a Massachusetts business trust. The Acquiring Fund was organized on January 21, 1992, and the Target Fund was organized on March 3, 1993. As discussed under Proposal 1, before the closing of the Merger, the Funds will be reorganized as Delaware statutory trusts, which will have identical governing documents and capital structures. (Proposal 1 discusses the material differences between each Fund’s current Massachusetts business trust structure and its proposed Delaware statutory trust structure.) The Funds’ governing documents will therefore be substantially identical immediately prior to the Merger. Because each such Delaware statutory trust will have the same structure, each Fund’s capital structure will not be affected by the Merger except that, after the Merger, each Fund’s shareholders will hold shares of a single, larger fund.
Description of Securities to be Issued
          Before the Merger can be completed, each Fund must have completed a redomestication to a Delaware statutory trust, as discussed in Proposal 1. Accordingly, the following discussion reflects that each Fund would be a Delaware statutory trust as of the time of the Merger. A discussion of the changes a Fund would undergo as part of a Redomestication is included under Proposal 1.
          VMTP Shares. Each Fund has an outstanding class of VMTP Shares. The terms of the VMTP Shares of each Fund are identical. As of the closing of the Merger, the Acquiring Fund will be authorized by its Amended and Restated Agreement and Declaration of Trust to issue an unlimited number of preferred shares. In the Merger, VMTP Shares of the Target Fund will be exchanged for VMTP Shares of the Acquiring Fund.
          The Funds have entered into a Redemption and Paying Agent Agreement with Deutsche Bank Trust Company Americas. The Redemption and Paying Agent serves as the Fund’s transfer agent, registrar, dividend disbursing agent, paying agent and redemption price disbursing agent and calculation agent in connection with the payment of dividends with respect to VMTP Shares, and carry out certain other procedures provided in the Redemption and Paying Agent Agreement.

          The currently outstanding VMTP Shares of each Fund have a long-term issue credit rating of Aa2 from Moody’s and AAA from Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A. (“Fitch”), and it is a condition of closing of the Merger that the VMTP Shares of the Acquiring Fund be rated at least AA-/Aa3 by each rating agency that is rating, at the request of the Acquiring Fund, such VMTP Shares. An explanation of the significance of ratings may be obtained from the rating agencies. Generally, rating agencies base their ratings on such material and information, and such of their own investigations, studies and assumptions, as they deem appropriate. The ratings of the VMTP Shares should be evaluated independently from similar ratings of other securities. A rating of a security is not a recommendation to buy, sell or hold securities and may be subject to review, revision, suspension, reduction or withdrawal at any time by the assigning rating agency.
          Dividends on the VMTP Shares are declared daily and generally paid monthly on the first (1st) business day of each month. For each rate period, the dividend rate on VMTP Shares will, except as otherwise provided in the Statement of Preferences, be equal to the rate per annum that results from the sum of the (1) Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index and (2) the ratings spread as determined pursuant to the rate determination process set forth in the Statement of Preferences. VMTP Shares rank on a parity with each other, with shares of any other Series of VMTP Shares and with shares of any other series of preferred shares as to the payment of dividends by the Fund.
          The Fund does not intend to apply for a listing of the VMTP Shares on a securities exchange or an automated dealer quotation system or to seek to facilitate transfers by retaining a remarketing or other similar agent with respect to the VMTP Shares. Accordingly, there can be no assurance as to the development or liquidity of any market for the VMTP Shares. The VMTP Shares are not registered under the Securities Act. Accordingly, the VMTP Shares are subject to restrictions on transferability and resale.
          Unless otherwise approved in writing by the Fund, VMTP Shareholders may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to persons it reasonably believes are either (i) qualified institutional buyers (“QIBs”) that are registered closed-end management investment companies, the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks (and their direct or indirect wholly-owned subsidiaries), insurance companies, Broker-Dealers (as defined the Statement of Preferences), Foreign Entities (as defined in the Statement of Preferences) (and their direct or indirect wholly-owned subsidiaries), companies that are included in the S&P 500 Index (and their direct or indirect wholly-owned subsidiaries) or registered open-end management investment companies or (ii) tender option bond trusts in which all Beneficial Owners are QIBs that are Closed-End Funds, banks (and their direct or indirect wholly-owned subsidiaries), insurance companies, Broker-Dealers, Foreign Entities (and their direct or indirect wholly-owned subsidiaries), companies that are included in the S&P 500 Index (and their direct or indirect wholly-owned subsidiaries) or registered open-end management investment companies, in each case, in accordance with Rule 144A of the Securities Act or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(2) of the Securities Act. Any transfer in violation of the foregoing restrictions will be void ab initio and any transferee of VMTP Shares transferred in violation of the foregoing restrictions shall be deemed to agree to hold all payments it received on any such improperly transferred VMTP Shares in trust for the benefit of the transferor of such VMTP Shares. The foregoing restrictions on transfer will not apply to any VMTP Shares registered under the Securities Act pursuant to the registration rights agreement entered into by the Fund or any subsequent transfer of such VMTP Shares thereafter.
          The Fund is required to redeem, out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, all outstanding VMTP Shares on June 1, 2015 or such later date to which it may be extended, if any, in accordance with the provisions of the Statement of Preferences.
          Subject to certain conditions, VMTP Shares may be redeemed at any time, at the option of the Fund (as a whole or from time to time, in part), out of funds legally available therefor under applicable law and otherwise in accordance with applicable law, at a redemption price equal to the sum of (i) the liquidation preference, (ii) accumulated but unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption and (iii) the redemption premium, if any, in respect of such VMTP Share.
          VMTP Shares will rank on a parity with each other and with shares of any other series of preferred shares as to the distribution of assets upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary. After the payment of the full preferential amounts, VMTP Shareholders as such will have no right or claim to any of the remaining assets of the Fund.
          Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each VMTP Shareholder is entitled to one vote for each VMTP Share held by such VMTP Shareholder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding preferred shares, including each VMTP Share, and Common Shares will vote together as a single class; provided, however, that the holders of outstanding preferred shares, including VMTP Shares, voting as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interests of the Fund, will be entitled to elect two trustees of the Fund at all times, each preferred share, including each VMTP Share, entitled to one vote. Subject to the rights of the holders of preferred shares during a Voting Period (as defined in the Statement of Preferences), the holders of outstanding preferred shares, including VMTP Shares, and outstanding Common Shares, voting together as a single class, will elect the balance of the trustees.
          The VMTP Shares, including the Acquiring Fund VMTP Shares to be issued in the Merger, are issued in book-entry form, as global securities. The global securities will be deposited with, or on behalf of, The Depository Trust Company (“DTC”) and registered in the name of Cede & Co., the nominee of DTC. Beneficial interests in the global securities will be held only through DTC and any of its participants.
          The foregoing is a brief description of the terms of the VMTP Shares. This description does not purport to be complete and is subject to and qualified in its entirety by reference to the more detailed description of the VMTP Shares in the Statement of Preferences of each Fund, which is available upon request by any VMTP Shareholder, and the form of Statement of Preferences of the Acquiring Fund (after giving effect to its Redomestication) attached hereto as Exhibit O.
          Common Shares. Each Common Share represents an equal proportionate interest with each other Common Share of the Fund, with each such share entitled to equal dividend, liquidation, redemption and voting rights. Each Fund also has outstanding VMTP Shares that vote separately from Common Shares in some circumstances. Each Fund’s Common Shares have no preemptive, conversion or exchange rights, nor any right to cumulative voting.
          As of the closing of the Merger, the Acquiring Fund will be authorized by its Amended and Restated Agreement and Declaration of Trust to issue an unlimited number of Acquiring Fund Common Shares, with no par value.
          Dividends and Distributions. The dividend and distribution policies of the Target Fund are identical to those of the Acquiring Fund. The Acquiring Fund intends to make regular monthly distributions of all or a portion of its net investment income after payment of dividends on the Acquiring Fund’s preferred shares outstanding to holders of the Acquiring Fund’s Common Shares. The Acquiring Fund’s net investment income consists of all interest income accrued on portfolio assets less all expenses of the Acquiring Fund. The Acquiring Fund is required to allocate net capital gains and other taxable income, if any, received by the Acquiring Fund among its shareholders on a pro rata basis in the year for which such capital gains and other income is realized. In certain circumstances, the Acquiring Fund will make additional payments to preferred shareholders to offset the tax effects of such taxable distributions.
          While there are any preferred shares of the Acquiring Fund outstanding, the Acquiring Fund may not declare any cash dividend or other distribution on its Common Shares, unless at the time of such declaration, (i) all accrued preferred shares dividends have been paid, (ii) to the extent necessary, the Fund has redeemed all of the preferred shares subject to mandatory redemption under the terms of the preferred shares, and (iii) the value of the Acquiring Fund’s total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund, is at least 200% of the liquidation preference of the outstanding preferred shares (expected to equal the aggregate original purchase price of the outstanding preferred shares plus any accrued and unpaid dividends thereon, whether or not earned or declared on a cumulative basis) as required by the 1940 Act. This limitation on the Acquiring Fund’s ability to make distributions on its Common Shares could in certain circumstances impair the ability of the Acquiring Fund to maintain its qualification for taxation as a regulated investment company under the Code. The Acquiring Fund intends, however, to the extent possible, to purchase or redeem preferred shares from time to time to maintain compliance with such asset coverage requirements and may pay special dividends to the preferred shareholders in certain circumstances in connection with any such impairment of the Acquiring Fund’s status as a regulated investment company under the Code.
          The tax treatment and characterization of the Acquiring Fund’s distributions may vary significantly from time to time because of the varied nature of its investments. The Acquiring Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate tax characterization of the Acquiring Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that fiscal year. As a result, there is a possibility that the Acquiring Fund may make total distributions during a calendar or fiscal year in an amount that exceeds the Acquiring Fund’s net investment income and net capital gains for the relevant fiscal year and its previously undistributed earnings and profits from prior years. In such situations, the amount by which the Acquiring Fund’s total distributions exceed its net investment income and net capital gains generally will be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s shares, with any amounts exceeding such basis treated as gain from the sale of shares.
          Various factors will affect the level of the Acquiring Fund’s net investment income, such as the rate at which dividends are payable on outstanding VMTP Shares, the Acquiring Fund’s asset mix, its level of retained earnings, the amount of leverage utilized by it and the effects thereof and the movement of interest rates for municipal bonds. These factors, among others, may result in the Acquiring Fund’s level of net investment income being different from the level of net investment income for the Target Fund if the Merger was not completed. To permit the Acquiring Fund to maintain more stable monthly distributions, it may from time to time distribute less than the entire amount earned in a particular period. The income would be available to supplement future distributions. As a result, the distributions paid by the Acquiring Fund for any particular month may be more or less than the amount actually earned by the Fund during that month. Undistributed earnings will add to the Acquiring Fund’s net asset value and, correspondingly, distributions from undistributed earnings and from capital, if any, will deduct from the Fund’s net asset value. Although it does not now intend to do so, the Board may change the Acquiring Fund’s dividend policy and the amount or timing of the distributions based on a number of factors, including the amount of the Fund’s undistributed net investment income and historical and projected investment income and the amount of the expenses and dividend rates on the outstanding VMTP Shares.
          Provisions for Delaying or Preventing Changes in Control. As of the time of the Merger, each Fund’s governing documents will provide that such Fund’s governing documents contain provisions designed to prevent or delay changes in control of that Fund. Each Fund’s Board of Trustees may cause the Fund to merge or consolidate with or into other entities; cause the Fund to sell, convey and transfer all or substantially all of the assets of the Fund; cause the Fund to convert to a different type of entity; or cause the Fund to convert from a closed-end fund to an open-end fund, each only so long as such action has previously received the approval of either (i) the Board, followed by the affirmative vote of the holders of not less than 75% of the outstanding shares entitled to vote; or (ii) the affirmative vote of at least two thirds (66 2/3%) of the Board and an affirmative Majority Shareholder Vote (which generally means the vote of “a majority of the outstanding voting securities” as defined in the 1940 Act of the Fund, with each class and series of shares voting together as a single class, except to the extent otherwise required by the 1940 Act). Under each Fund’s governing documents that will be applicable as of the time of the Merger, shareholders will have no right to call special meetings of shareholders or to remove Trustees. In addition, each Fund’s Board is divided into three classes, each of which stands for election only once in three years. As a result of this system, only those Trustees in one class may be changed in any one year, and it would require two years or more to change a majority of the Trustees.
Pending Litigation
          The Acquiring Fund received a shareholder demand letter dated March 25, 2011, from one of the Acquiring Fund’s shareholders, alleging that the Board and the officers of the Acquiring Fund breached their fiduciary duty and duty of loyalty and wasted Acquiring Fund assets by causing the Acquiring Fund to redeem Auction Rate Preferred Securities (“ARPS”) at their liquidation value. Specifically, the shareholder claims that the Board and officers had no obligation to provide liquidity to the ARPS shareholders, the redemptions were improperly motivated to benefit the prior adviser by preserving business relationships with the ARPS holders, i.e., institutional investors, and the market value and fair value of the ARPS were less than par at the time they were redeemed. The letter alleges that the redemption of the ARPS occurred at the expense of the Acquiring Fund and its common shareholders. The letter demands that: 1) the Board take action against the prior adviser and trustees/officers to recover damages; 2) the Board refrain from authorizing further redemptions or repurchases of ARPS by the Acquiring Fund at prices in excess of fair value or market value at the time of the transaction; and 3) if the Acquiring Fund does not commence appropriate action, the shareholder will commence a shareholder derivative action on behalf of the Acquiring Fund. The Board formed a Special Litigation Committee (“SLC”) to investigate these claims and to make a recommendation to the Board regarding whether pursuit of these claims is in the best interests of the Acquiring Fund. Upon completion of its evaluation, the SLC recommended that the Board reject the demands specified in the shareholder demand letters, after which the Board announced on June 24, 2011, that it had adopted the SLC’s recommendation and voted to reject the demands. Management of the Adviser and the Acquiring Fund believe that the outcome of the demand letter described above will have no material adverse effect on the Acquiring Fund or on the ability of the Adviser to provide ongoing services to the Acquiring Fund.
Portfolio Turnover
          The Funds’ historical portfolio turnover rates are similar. Because the Funds have similar investment policies, management does not expect to dispose of a material amount of portfolio securities of any Fund in connection with the Merger. No securities of the Target Fund need be sold in order for the Acquiring Fund to comply with its investment restrictions or policies. The Funds will continue to buy and sell securities in the normal course of their operations.
Terms and Conditions of the Merger
          The terms and conditions under which the Merger may be consummated are set forth in the Merger Agreement. Significant provisions of the Merger Agreement are summarized below; however, this summary is qualified in its entirety by reference to the Merger Agreement, a form of which is attached as Exhibit D.
          In the Merger, the Target Fund will merge with and into the Acquiring Fund pursuant to the Merger Agreement and in accordance with the Delaware Statutory Trust Act. As a result of the Merger, all of the assets and liabilities of the Target Fund will become assets and liabilities of the Acquiring Fund, and the Target Fund’s shareholders will become shareholders of the Acquiring Fund.
          Under the terms of the Merger Agreement, the Acquiring Fund will issue new Acquiring Fund Common Shares in exchange for Target Fund Common Shares. The number of Acquiring Fund Common Shares issued will be based on the relative NAVs and shares outstanding of the Acquiring Fund and the Target Fund as of the business day immediately preceding the Merger’s closing date. All Acquiring Fund Common Shares issued pursuant to the Merger Agreement will be fully paid and non-assessable, and will be listed for trading on the Exchanges. The terms of the Acquiring Fund Common Shares to be issued in the Merger will be identical to the terms of the Acquiring Fund Common Shares already outstanding.
          Under the terms of the Merger Agreement, the Acquiring Fund will also issue new Acquiring Fund VMTP Shares in exchange for Target Fund VMTP Shares. The number of additional Acquiring Fund VMTP Shares issued for the Merger will equal the number of outstanding Target Fund VMTP Shares, and such Acquiring Fund VMTP Shares will have liquidation preferences, rights, and privileges substantially identical to those of the then outstanding VMTP Shares for the Target Fund.
          Prior to the closing of the Merger, the Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.

          If shareholders approve the Merger and if all of the closing conditions set forth in the Merger Agreement are satisfied or waived, including the condition that each Fund complete its Redomestication (Proposal 1), the Closing is expected to occur in the third quarter of 2012 on a date mutually agreed upon by the Funds (the “Closing Date”).
          Each Fund will be required to make representations and warranties in the Merger Agreement that are customary in matters such as the Merger.
          If shareholders of a Fund do not approve the Merger or if the Merger does not otherwise close, the Board will consider what additional action to take, including allowing the Fund to continue operating as it currently does. The Merger Agreement may be terminated and the Merger may be abandoned at any time by mutual agreement of the parties. The Merger Agreement may be amended or modified in a writing signed by the parties.
Additional Information About the Funds
          As of the time of the Merger, each Fund will be a newly organized Delaware statutory trust, as discussed in Proposal 1. Each Fund is registered under the 1940 Act, as a closed-end management investment company. Each Fund is a diversified management investment company. A closed-end fund (unlike an “open-end” or “mutual” fund) does not continuously sell and redeem its shares; in the case of the Funds, Common Shares are bought and sold on the New York Stock Exchange and, for the Acquiring Fund, the Chicago Stock Exchange. A “management” investment company is managed by an investment adviser — the Adviser in the case of the Funds — that buys and sells portfolio securities on behalf of the investment company.
Federal Income Tax Matters Associated with Investment in the Funds
          The following information is meant as a general summary of certain federal income tax matters for U.S. shareholders. Investors should rely on their own tax advisor for advice about the particular federal, state and local tax consequences to them of investing in the Funds (for purposes of this section, the “Fund”).
          The Fund has elected to be treated and intends to qualify each year (including the taxable year in which the Merger occurs) as a regulated investment company (“RIC”) under Subchapter M of the Code. In order to qualify as a RIC, the Fund must satisfy certain requirements regarding the sources of its income, the diversification of its assets and the distribution of its income. As a RIC, the Fund is not expected to be subject to federal income tax on the income and gains it distributes to its shareholders. If, for any taxable year, the Fund does not qualify for taxation as a RIC, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. In lieu of losing its status as a RIC, the Fund is permitted to pay a tax for certain failures to satisfy the asset diversification test or income requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, for taxable years of the Fund with respect to which the extended due date of the return is after December 22, 2010.
          The Code imposes a 4% nondeductible excise tax on the Fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its taxable ordinary income for that year, and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by the Fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The Fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid or minimize the application of this excise tax.
          The Fund primarily invests in municipal securities. Thus, substantially all of the Fund’s dividends paid to you from net investment income should qualify as “exempt-interest dividends.” A shareholder treats an exempt-interest dividend as interest on state and local bonds exempt from regular federal income tax. Exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, generally are exempt from that state’s personal income tax. Most states, however, do not grant tax-free treatment to interest from municipal securities of other states.
          Federal income tax law imposes an alternative minimum tax with respect to corporations, individuals, trusts and estates. Interest on certain municipal obligations, such as certain private activity bonds, is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that the Fund receives income from such municipal obligations, a portion of the dividends paid by the Fund, although exempt from regular federal income tax, will be taxable to shareholders to the extent that their tax liability is determined under the federal alternative minimum tax. The Fund will annually provide a report indicating the percentage of the Fund’s income attributable to municipal obligations subject to the federal alternative minimum tax. Corporations are subject to special rules in calculating their federal alternative minimum taxable income with respect to interest from such municipal obligations.
          In addition to exempt-interest dividends, the Fund may also distribute to its shareholders amounts that are treated as long-term capital gain or ordinary income (which may include short-term capital gains). These distributions may be subject to federal, state and local taxation, depending on a shareholder’s situation. If so, they are taxable whether or not such distributions are reinvested. Net capital gain distributions (the excess of net long-term capital gain over net short-term capital loss) are generally taxable at rates applicable to long-term capital gains regardless of how long a shareholder has held its shares. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. Absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. The Fund does not expect that any part of its distributions to shareholders from its investments will qualify for the dividends-received deduction available to corporate shareholders or as “qualified dividend income” available to noncorporate shareholders.
          Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of the shareholder’s tax basis in its shares and will reduce such basis. Any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.
          As a RIC, the Fund will not be subject to federal income tax in any taxable year on the income and gains it distributes to shareholders provided that it meets certain distribution requirements. The Fund may retain for investment some (or all) of its net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their share of such undistributed amount; (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any; and (iii) may claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.
          The IRS currently requires that a RIC that has two or more classes of stock allocate to each such class proportionate amounts of each type of its income (such as exempt interest, ordinary income and capital gains). Accordingly, the Fund designates dividends made with respect to the Common Shares and the VMTP Shares as consisting of particular types of income (e.g., exempt interest, net capital gain and ordinary income) in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. A class’s proportionate share of a particular type of income is determined according to the percentage of total dividends paid by the RIC to such class.
          Dividends declared by the Fund to shareholders of record in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.
          At the time of an investor’s purchase of Fund shares, a portion of the purchase price may be attributable to realized or unrealized appreciation in the Fund’s portfolio or to undistributed ordinary income or capital gains of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation, income or gains may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment.
          Each shareholder will receive an annual statement summarizing the shareholder’s dividend and capital gains distributions.
          The redemption, sale or exchange of shares normally will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder’s gain or loss will be long-term capital gain or loss if the shares have been held for more than one year. The gain or loss on shares held for one year or less will generally be treated as short-term capital gain or loss. Present law taxes both long-term and short-term capital gains of corporations at the same rates applicable to ordinary income. Long-term capital gains are currently taxable to noncorporate shareholders at a maximum federal income tax rate of 15%. As noted above, absent further legislation, the maximum 15% rate on long-term capital gains will cease to apply to taxable years beginning after December 31, 2012. Any loss on the sale of shares that have been held for six months or less will be disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and any remaining loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares. Any loss realized on a sale or exchange of shares of a Fund will be disallowed to the extent those shares of the Fund are replaced by other substantially identical shares of the Fund or other substantially identical stock or securities (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the date of disposition of the original shares. In that event, the basis of the replacement shares of the Fund will be adjusted to reflect the disallowed loss.
          Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or of certain greater amounts over a combination of years), generally the shareholder must file with the IRS a disclosure statement on Form 8886.
          Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on otherwise-taxable Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code.
          Any interest on indebtedness incurred or continued to purchase or carry the Fund’s shares to which exempt-interest dividends are allocated is not deductible. Under certain applicable rules, the purchase or ownership of shares may be considered to have been made with borrowed funds even though such funds are not directly used for the purchase or ownership of the shares. In addition, if you receive Social Security or certain railroad retirement benefits, you may be subject to U.S. federal income tax on a portion of such benefits as a result of receiving investment income, including exempt-interest dividends and other distributions paid by the Fund.
          Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether certain exchanges of debt obligations in a workout context are taxable. These and other issues will be addressed by the Fund, in the event it invests in or holds such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC.
          If the Fund invests in certain pay-in-kind securities, zero coupon securities, deferred interest securities or, in general, any other securities with original issue discount (or with market discount if the Fund elects to include market discount in income currently), the Fund must accrue income on such investments for each taxable year, which generally will be prior to the receipt of the corresponding cash payments. However, the Fund must distribute to shareholders, at least annually, all or substantially all of its investment company taxable income (determined without regard to the deduction for dividends paid), including such accrued income, to qualify as a RIC and to avoid federal income and excise taxes. Therefore, the Fund may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy these distribution requirements.

          The Fund may hold or acquire municipal obligations that are market discount bonds. A market discount bond is a security acquired in the secondary market at a price below its redemption value (or its adjusted issue price if it is also an original issue discount bond). If the Fund invests in a market discount bond, it will be required to treat any gain recognized on the disposition of such market discount bond as ordinary taxable income to the extent of the accrued market discount.
          By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid, including exempt interest dividends (for distributions and proceeds paid after December 31, 2012, the rate is scheduled to rise to 31% unless the 28% rate is extended or made permanent).
          For taxable years beginning after December 31, 2012, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount.
          The description of certain federal tax provisions above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., generally, U.S. citizens or residents or U.S. corporations, partnerships, trusts or estates, and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, other regulated investment companies, or tax-exempt or tax-deferred plans, accounts or entities. Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-resident alien U.S. withholding tax at the rate of 30% or any lower applicable treaty rate on amounts treated as ordinary dividends from the Fund, special certification requirements to avoid U.S. backup withholding and claim any treaty benefits and U.S. estate tax. Shareholders should consult their own tax advisors on these matters and on state, local, foreign and other applicable tax laws.
          Under recently enacted legislation and administrative guidance, the relevant withholding agent may be required to withhold 30% of any (a) income dividends paid after December 31, 2013 and (b) certain capital gains distributions and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements.
State Income Tax Matters Associated with Investment in the Funds
          Shareholders of each Fund may exclude any exempt interest dividends paid to you by each Fund from your taxable income for purposes of the New York state income taxes and the New York City income tax, if the dividends can be excluded from your gross income for federal income tax purposes and if the dividends are attributable to interest on:
•	obligations of the State of New York or its political subdivisions; or

•	qualifying obligations of possessions of the United States.
          Dividends from (or the value of) the Fund, including exempt interest dividends, may be taken into account in determining the New York State and New York City income and franchise taxes on business corporations, banking corporations and insurance companies when paid to (or held by) shareholders subject to such taxes.

Board Considerations in Approving the Merger
          On June 1, 2010, Invesco acquired the retail fund management business of Morgan Stanley, which included 32 Morgan Stanley and Van Kampen branded closed-end funds. This transaction filled gaps in Invesco’s product line and has enabled Invesco to expand its investment offerings to retail customers. The transaction also resulted in product overlap. The Merger proposed in this Proxy Statement is part of a larger group of mergers across Invesco’s fund platform that began in early 2011. The larger group of mergers is designed to put forth Invesco’s most compelling investment processes and strategies, reduce product overlap and create scale in the resulting funds.
Considerations of the Board of the Acquiring Fund
          The Board of the Acquiring Fund (the “Acquiring Fund Board”) considered the Merger over a series of meetings. The Nominating Committee of the Acquiring Fund Board, which consists solely of trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Acquiring Fund (the “Independent Trustees”), met on November 1, 2011 to consider the Merger and to assist the Acquiring Fund Board in its consideration of the Merger. The Nominating Committee considered presentations from the Adviser on the proposed Merger and identified to the Adviser certain supplemental information to be prepared in connection with the presentation of the proposed Merger to the full Acquiring Fund Board. Prior to the November 15, 2011 meeting of the full Acquiring Fund Board, the Acquiring Fund Board met in executive session with the Nominating Committee to discuss the Committee’s consideration and review of the proposed Merger. The full Acquiring Fund Board met twice, on November 15, 2011 and November 28, 2011, to review and consider the Merger. The Acquiring Fund Board requested and received from the Adviser written materials containing relevant information about the Funds and the proposed Merger, including fee and expense information on an actual and pro forma estimated basis, and comparative portfolio composition and performance data.
          The Acquiring Fund Board reviewed, among other information they deemed relevant, information comparing the following for each Fund on a current and pro forma basis: (1) investment objectives, policies and restrictions; (2) portfolio management; (3) portfolio composition; (4) comparative short-term and long-term investment performance and distribution yields; (5) expense ratios and expense structures, including contractual investment advisory fees and fee waiver agreements; (6) expected federal income tax consequences to the Funds, including any impact on capital loss carry forwards; (7) relative asset size; (8) trading information such as trading premiums/discounts for the Funds’ Common Shares; and (9) use of leverage and outstanding VMTP Shares. The Acquiring Fund Board discussed with the Adviser the Adviser’s process for selecting and analyzing the Funds that had been proposed to participate in the Merger and possible alternatives to the Merger, including liquidation and maintaining stand-alone funds, among other alternatives. The Acquiring Fund Board also discussed with the Adviser the Merger in the context of the larger group of completed and proposed reorganizations of funds in the fund complex, which were designed to rationalize the Invesco funds to seek to enhance visibility in the market place.
          The potential benefits to the Acquiring Fund of the Merger considered by the Acquiring Fund Board, included (1) potential benefits resulting from the larger size of the combined fund, including the potential for (i) increased attention from the investment community, (ii) increased trading volume and tighter spreads and improved premium/discount levels for the combined fund’s Common Shares, (iii) improved purchasing power and more efficient transaction costs, and (iv) increased diversification of portfolio investments; (2) maintaining consistent portfolio management teams, processes and investment objectives and (3) reducing market confusion caused by similar product offerings.
          The Acquiring Fund Board also considered the anticipated economic effects of the Merger on the combined fund’s fees and expenses, earnings, distribution rates, undistributed net investment company income and market price of Common Shares. The Board considered that (1) the Acquiring Fund’s management fee schedule will apply to the combined fund and, during the period the Adviser’s expense limitation is in effect, the Merger is anticipated to result in the combined fund having a lower total expense ratio than the Acquiring Fund, (2) the investment objective, strategies and related risks of the Target Fund and the Acquiring Fund are substantially similar; (3) the Funds have the same portfolio management teams; (4) shareholders would become shareholders of the larger combined fund; and (5) the allocation of expenses of the Merger, including the Adviser paying all of the Merger costs. The Acquiring Fund Board also considered the expected tax free nature of the Merger for each Fund and its shareholders for federal income tax purposes.
          Based upon the information and considerations summarized above, the Acquiring Fund Board unanimously concluded that the Merger is in the best interests of the Acquiring Fund and the shareholders of the Acquiring Fund and that no dilution of net asset value would result to the shareholders of the Acquiring Fund from the Merger. Consequently, on November 28, 2011, the Acquiring Fund Board, including the Independent Trustees voting separately, unanimously approved the Merger Agreement and the Merger and unanimously recommended that the shareholders of Acquiring Fund vote in favor of the Merger.
Considerations of the Board of the Target Fund
          The Board of the Target Fund (the “Target Fund Board”) created an ad hoc committee (the “Ad Hoc Merger Committee”) to consider the Merger and to assist the Target Fund Board in consideration of such Merger. The Ad Hoc Merger Committee met separately two times, on October 17, 2011 and November 18, 2011, to discuss the proposed Merger. Two separate meetings of the Target Fund Board were also held to review and consider the Merger, including presentations by the Ad Hoc Merger Committee on its deliberations and, ultimately, recommendations. The trustees who are not “interested persons,” as that term is defined in the 1940 Act, of the Funds (the “Independent Trustees”) held a separate meeting in conjunction with the November 29-30, 2011 meeting of the full Target Fund Board to consider these matters. The Independent Trustees have been advised on this matter by independent legal counsel to the Independent Trustees. The Target Fund Board requested and received from the Adviser written materials containing relevant information about the Funds and the proposed Merger, including fee and expense information on an actual and pro forma estimated basis, and comparative portfolio composition and performance data.
          The Target Fund Board reviewed, among other information they deemed relevant, information comparing the following: (1) investment objectives, policies and restrictions; (2) portfolio management; (3) portfolio composition; (4) comparative short-term and long-term investment performance and distribution yields; (5) current expense ratios and expense structures, including contractual investment advisory fees on a net asset basis and on a managed assets basis; (6) expected federal income tax consequences to the Target Fund, including any impact on capital loss carry forwards; (7) relative asset size; and (8) trading information such as trading premiums/discounts and bid/ask spreads.
          The Target Fund Board considered the benefits to the Target Fund of (i) combining with a similar fund to create a larger fund, (ii) the Adviser’s paying all of the Merger costs, and (iii) the expected tax free nature of the Merger for the Target Fund and its shareholders for federal income tax purposes. The Target Fund Board also considered that the potential benefits to the Fund of the Merger might include (1) benefits resulting from the larger size of the combined fund, including the potential for (i) increased attention from the investment community, (ii) increased trading volume and tighter spreads and improved premium/discount levels for the combined fund’s Common Shares, (iii) improved purchasing power and more efficient transaction costs, and (iv) increased diversification of portfolio investments; (2) maintaining consistent portfolio management teams, processes and investment objectives; and (3) reducing market confusion caused by similar product offerings. In addition, the Target Fund Board considered the Acquiring Fund’s contractual advisory fee rate in light of the benefits of retaining the Adviser as the Acquiring Fund’s investment adviser, the services provided, and those expected to be provided, to the Acquiring Fund by the Adviser, and the terms and conditions of the Acquiring Fund’s advisory agreement.
          After considering the foregoing, the Board of the Target Fund noted that:
•	the combined fund on a pro forma basis had a more than 1.90% higher Common Share distribution yield (as a percentage of net asset value) than the Target Fund, even after giving effect to the higher management fees and total expense ratio that will apply to the combined fund before and after the expiration of fee waivers;

•	as of July 31, 2011, the Acquiring Fund’s Common Shares had traded at an average premium of 1.51% to its net asset value over the preceding 52 week period and, over the same period, the Target Fund’s Common Shares had traded at an average discount of
-7.21%;

•	as of July 31, 2011, the Acquiring Fund’ Common Shares traded at an average discount of -2.4% to its net asset value for the preceding month and, over the same period, the Target Fund’s Common Shares had traded at an average discount of -8.4%;

•	the average daily trading volume for the Acquiring Fund’s Common Shares was more than three times the average daily trading volume of the Target Fund’s Common Shares; and

•	as of July 31, 2011, the Acquiring Fund owned 152 different municipal bonds and the Target Fund owned 119, which means that the combined fund would provide shareholders with a more diverse investment portfolio.
          The Target Fund Board also considered the Merger in the context of the larger group of mergers, which were designed to rationalize the Invesco funds in a way that can enhance visibility in the market place. The Target Fund Board discussed with the Adviser the possible alternatives to the Merger, including liquidation and maintaining the status quo, among other alternatives.
          The Target Fund Board further considered that (i) the investment objective, strategies and related risks of the Target Fund and the Acquiring Fund are similar; (ii) the Target Fund and the Acquiring Fund have the same portfolio management team; (iii) shareholders would become shareholders of a single larger fund; (iv) the Adviser’s agreement to limit the Acquiring Fund’s total expenses if the Merger is completed, as disclosed above on a pro forma basis, for two years from the closing date of the Merger; and (v) the Adviser’s representation that, because of the similarity between the Funds’ investment objectives and strategies, the costs associated with repositioning the Target Fund’s investment portfolio in connection with the Merger would be minimal.
          Based upon the information and considerations described above, the Target Fund Board unanimously concluded that the Merger is in the best interests of the Target Fund and that no dilution of net asset value would result to the shareholders of the Target Fund from the Merger. Consequently, the Target Fund Board unanimously approved the Merger Agreement and the Merger on November 29, 2011.
          The discussion above summarizes certain information regarding the Funds considered by the Boards of the Acquiring Fund and the Target Fund, respectively, which was accurate as of the time of the Boards’ consideration of the Merger. There can be no assurance that the information considered by the Boards, including with respect to a Fund’s trading at a premium or discount, remains accurate as of the date hereof or at the closing of the Merger.
Federal Income Tax Considerations of the Merger
          The following is a general summary of the material U.S. federal income tax considerations of the Merger and is based upon the current provisions of the Code, the existing U.S. Treasury Regulations thereunder, current administrative rulings of the IRS and published judicial decisions, all of which are subject to change. These considerations are general in nature and individual shareholders should consult their own tax advisors as to the federal, state, local, and foreign tax considerations applicable to them and their individual circumstances. These same considerations generally do not apply to shareholders who hold their shares in a tax-deferred account.
          The Merger is intended to be a tax-free reorganization pursuant to Section 368(a) of the Code. As described above, the Merger will occur following the Redomestication of the Target Fund and the Acquiring Fund. The principal federal income tax considerations that are expected to result from the Merger of the Target Fund into the Acquiring Fund are as follows:
•	no gain or loss will be recognized by the Target Fund or the shareholders of the Target Fund as a result of the Merger;

•	no gain or loss will be recognized by the Acquiring Fund as a result of the Merger;

•	the aggregate tax basis of the shares of the Acquiring Fund to be received by a shareholder of the Target Fund will be the same as the shareholder’s aggregate tax basis of the shares of the Target Fund; and

•	the holding period of the shares of the Acquiring Fund received by a shareholder of the Target Fund will include the period that a shareholder held the shares of the Target Fund (provided that such shares of the Target Fund are capital assets in the hands of such shareholder as of the Closing).
          Neither the Target Fund nor the Acquiring Fund have requested or will request an advance ruling from the IRS as to the federal tax consequences of the Merger. As a condition to Closing, Stradley Ronon Stevens & Young,

LLP will render a favorable opinion to the Target Fund and the Acquiring Fund as to the foregoing federal income tax consequences of the Merger, which opinion will be conditioned upon, among other things, the accuracy, as of the Closing Date, of certain representations of the Target Fund and the Acquiring Fund upon which Stradley Ronon Stevens & Young, LLP will rely in rendering its opinion. Such opinion of counsel may state that no opinion is expressed as to the effect of the Merger on the Target Fund, Acquiring Fund, or any Target Fund shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. A copy of the opinion will be filed with the SEC and will be available for public inspection. See “Where to Find Additional Information.” In addition, Skadden, Arps, Slate, Meagher & Flom LLP will deliver an opinion to the Funds, subject to certain representations, assumptions and conditions, to the effect that the Acquiring Fund VMTP Shares received in the Mergers by holders of VMTP Shares of the Target Fund will qualify as equity in the Acquiring Fund for federal income tax purposes.
          Opinions of counsel are not binding upon the IRS or the courts. If the Merger is consummated but the IRS or the courts determine that the Merger does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
          Prior to the closing of the Merger, the Target Fund will declare to its Common Shareholders one or more dividends, and the Acquiring Fund may, but is not required to, declare to its Common Shareholders a dividend, payable at or near the time of closing to their respective shareholders to the extent necessary to avoid entity level tax or as otherwise deemed desirable. Such distributions, if made, are anticipated to be made in the 2012 calendar year and, to the extent a distribution is not an “exempt-interest dividend” (as defined in the Code), the distribution may be taxable to shareholders in such year for federal income tax purposes. It is anticipated that Fund distributions will be primarily dividends that are exempt from regular federal income tax, although a portion of such dividends may be taxable to shareholders as ordinary income or capital gains. To the extent the distribution is attributable to ordinary income or capital gains, such ordinary income and capital gains will be allocated to Common Shareholders and VMTP Shareholders in accordance with each class’s proportionate share of the total dividends paid by the Fund during the year. In certain circumstances, each Fund will make additional payments to VMTP Shareholders to offset the tax effects of such taxable distributions.
          Each Fund may invest all or a substantial portion of its total assets in municipal securities that may subject certain investors to the federal alternative minimum tax (“AMT bonds”) and, therefore, a substantial portion of the income produced by each Fund may be taxable for such investors under the federal alternative minimum tax. If the Acquiring Fund following the Merger has a greater portion of its portfolio investments in AMT bonds than the Target Fund, a greater portion of the dividends paid by the Acquiring Fund to shareholders of the Target Fund, post-Closing, may be taxable under the federal alternative minimum tax. However, the portion of a Fund’s total assets invested in AMT Bonds on the Closing Date or in the future and the portion of income subject to federal alternative minimum tax cannot be known in advance. See the Schedule of Investments available in each Fund’s Annual Report for the portion of a Fund’s total assets that are invested in AMT Bonds at February 29, 2012.
          The tax attributes, including capital loss carryovers, of the Target Fund move to the Acquiring Fund in the Merger. The capital loss carryovers of the Target Fund and the Acquiring Fund are available to offset future gains recognized by the combined fund, subject to limitations under the Code. Where these limitations apply, all or a portion of a Fund’s capital loss carryovers may become unavailable the effect of which may be to accelerate the recognition of taxable gain to the combined fund and its shareholders post-Closing. Under one such limitation, if a Fund has built-in gains at the time of Closing that are realized by the combined fund in the five-year period following the Merger, such built-in gains, when realized, may not be offset by the losses (including any capital loss carryovers and “built in losses”) of the other Fund. It is not anticipated that other limitations on use of a Fund’s capital loss carryovers, if any, would be material, although that depends on the facts at the time of closing of the Merger. At February 29, 2012, the Target Fund has aggregate capital loss carryovers of $0.7 million and the Acquiring Fund has aggregate capital loss carryovers of $28.5 million. For more information with respect to each Fund’s capital loss carryovers, please refer to the Fund’s shareholder report.
          Shareholders of the Target Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Merger when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Merger not occurred. In addition, if the Acquiring Fund following the Merger has proportionately greater unrealized appreciation in its portfolio investments as a percentage of its net asset value than the Target Fund, shareholders of the Target Fund, post-Closing, may receive greater amounts of taxable gain as such portfolio investments are sold than they otherwise might have if the Merger had not occurred. At February 29, 2012, the unrealized appreciation (depreciation) in value of the portfolio investments of the Target Fund on a tax basis as a percentage of its net asset value is 11% for the Target Fund, compared to that of the Acquiring Fund of 12%, and 11% on a combined basis.
          After the Merger, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes.
Tax Treatment of the VMTP Shares of the Acquiring Fund
          The Fund expects that the VMTP Shares issued by the Acquiring Fund in the Merger in exchange for Target Fund VMTP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes. Each Fund has received a private letter ruling from the IRS to the effect that VMTP Shares issued by it prior to the Redomestication and Merger will be treated as equity of such Fund for U.S. federal income tax purposes. Skadden, Arps, Slate, Meagher & Flom LLP (“Special VMTP Federal Income Tax Counsel”) is of the opinion that, and as a condition to the closing of the Merger will deliver to the Funds an opinion that, the VMTP Shares issued by the Acquiring Fund in the Merger in exchange for Target Fund VMTP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes. An opinion of counsel is not binding on the IRS or any court. Thus, no assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to Special VMTP Federal Income Tax Counsel’s opinion.
          The discussion herein assumes that the VMTP Shares issued by the Acquiring Fund in the Merger in exchange for Target Fund VMTP Shares will be treated as equity of the Acquiring Fund for U.S. federal income tax purposes.
Where to Find More Information
          The SAI and each Fund’s shareholder reports contain further information on the Funds, including their investment policies, strategies and risks.
THE BOARDS UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF PROPOSAL 2.
PROPOSAL 3: ELECTION OF TRUSTEES BY THE TARGET FUND
          At the Meeting, VMTP Shareholders and Common Shareholders of the Target Fund, voting together as a single class, will vote on the election of the following six nominees for election as Trustees: James T. Bunch, Bruce L. Crockett, Rodney F. Dammeyer, Jack M. Fields, Martin L. Flanagan and Carl Frischling. All nominees have consented to being named in this Proxy Statement and have agreed to serve if elected.
          The following table indicates the Trustees and the period for which each group currently serves:

Group I*	Group II**	Group III***
Albert R. Dowden	David C. Arch	James T. Bunch
Prema Mathai-Davis	Frank S. Bayley	Bruce L. Crockett
Hugo F. Sonnenschein	Larry Soll	Rodney F. Dammeyer
Raymond Stickel, Jr.	Philip A. Taylor	Jack M. Fields
	Wayne W. Whalen	Martin L. Flanagan
Carl Frischling

*	Currently serving until the year 2013 Annual Meeting or until their successors have been duly elected and qualified.

**	Currently serving until the year 2014 Annual Meeting or until their successors have been duly elected and qualified.

***	If elected, to serve until the year 2015 Annual Meeting or until their successors have been duly elected and qualified.
          If elected, each nominee will serve until the later of the Target Fund’s annual meeting of shareholders in 2015 or until his or her successor has been duly elected and qualified, or his or her earlier retirement, resignation or removal. As in the past, only one class of Trustees is being submitted to shareholders of the Target Fund for election at the Meeting. The Declaration of Trust of the Target Fund provides that the Board shall be divided into three classes, which must be as nearly equal in number as possible. For the Target Fund, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of the Target Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law, each Fund’s Declaration of Trust and the Target Fund’s bylaws.
          Prema Mathai-Davis and Frank S. Bayley, who are not part of the group of Trustees standing for election at the Meeting, have been designated to be elected solely by the holders of the VMTP Shares of the applicable Fund.
          Common Shares of each Fund are also expected to vote on the election of the Trustee nominees, and their votes will be counted together as a single class with the VMTP Shares.
          The business and affairs of the Target Fund are managed under the direction of its Board of Trustees. Below is information on the Trustees’ qualifications and experience.
Interested Trustees.
          Martin L. Flanagan. Mr. Flanagan is president and chief executive officer of Invesco Ltd., a position he has held since August 2005. He is also a member of the Board of Directors of Invesco Ltd. Mr. Flanagan joined Invesco Ltd. from Franklin Resources, Inc., where he was president and co-chief executive officer from January 2004 to July 2005. Previously he had been Franklin’s co-president from May 2003 to January 2004, chief operating officer and chief financial officer from November 1999 to May 2003, and senior vice president and chief financial officer from 1993 until November 1999. Mr. Flanagan served as director, executive vice president and chief operating officer of Templeton, Galbraith & Hansberger, Ltd. before its acquisition by Franklin in 1992. Before joining Templeton in 1983, he worked with Arthur Anderson & Co. Mr. Flanagan is a chartered financial analyst and a certified public accountant. He serves as vice chairman of the Investment Company Institute and is a member of the executive board at the SMU Cox School of Business. The Target Fund Board believes that Mr. Flanagan’s long experience as an executive in the investment management area benefits the Target Fund.
          Philip A. Taylor. Mr. Taylor has been the head of Invesco’s North American retail business as Senior Managing Director since April 2006. He previously served as chief executive officer of Invesco Trimark Investments since January 2002. Mr. Taylor joined Invesco in 1999 as senior vice president of operations and client services and later became executive vice president and chief operating officer. Mr. Taylor was president of Canadian retail broker Investors Group Securities from 1994 to 1997 and managing partner of Meridian Securities, an execution and clearing broker, from 1989 to 1994. He held various management positions with Royal Trust, now part of Royal Bank of Canada, from 1982 to 1989. He began his career in consumer brand management in the U.S. and Canada with Richardson-Vicks, now part of Procter & Gamble. The Target Fund Board believes that Mr. Taylor’s long experience in the investment management business benefits the Target Fund.
          Wayne W. Whalen. Mr. Whalen is Of Counsel and, prior to 2010, was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is a Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors, Chairman and Director of the Abraham Lincoln Presidential Library Foundation, and Director of the Stevenson Center for Democracy. From 1995 to 2010, Mr. Whalen served as Director and Trustee of investment companies in the Van Kampen Funds complex. The Target Fund Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Target Fund.

Independent Trustees.
          David C. Arch. Formerly, Mr. Arch was the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen funds complex. The Target Fund Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Target Fund.
          Frank S. Bayley. Mr. Bayley is a business consultant in San Francisco. He is Chairman and a Director of the C. D. Stimson Company, a private investment company in Seattle. Mr. Bayley serves as a Trustee of the Seattle Art Museum, a Trustee of San Francisco Performances, and a Trustee and Overseer of The Curtis Institute of Music in Philadelphia. He also serves on the East Asian Art Committee of the Philadelphia Museum of Art and the Visiting Committee for Art of Asia, Oceana and Africa of the Museum of Fine Arts, Boston. Mr. Bayley is a retired partner of the international law firm of Baker & McKenzie LLP, where his practice focused on business acquisitions and venture capital transactions. Prior to joining Baker & McKenzie LLP in 1986, he was a partner of the San Francisco law firm of Chickering & Gregory. He received his A.B. from Harvard College in 1961, his LL.B. from Harvard Law School in 1964, and his LL.M. from Boalt Hall at the University of California, Berkeley, in 1965. Mr. Bayley served as a Trustee of the Badgley Funds from inception in 1998 until dissolution in 2007. The Target Fund Board believes that Mr. Bayley’s experience as a business consultant and a lawyer benefits the Target Fund.
          James T. Bunch. From 1988 to 2010, Mr. Bunch was Founding Partner of Green Manning & Bunch, Ltd., a leading investment banking firm located in Denver, Colorado. Green Manning & Bunch is a FINRA-registered investment bank specializing in mergers and acquisitions, private financing of middle-market companies and corporate finance advisory services. Immediately prior to forming Green Manning & Bunch, Mr. Bunch was Executive Vice President, General Counsel, and a Director of Boettcher & Company, then the leading investment banking firm in the Rocky Mountain region. Mr. Bunch began his professional career as a practicing attorney. He joined the prominent Denver-based law firm of Davis Graham & Stubbs in 1970 and later rose to the position of Chairman and Managing Partner of the firm. At various other times during his career, Mr. Bunch has served as Chair of the NASD Business District Conduct Committee, and Chair of the Colorado Bar Association Ethics Committee. In June 2010, Mr. Bunch became the Managing Member of Grumman Hill Group LLC, a family office private equity investment manager. The Target Fund Board believes that Mr. Bunch’s experience as an investment banker and investment management lawyer benefits the Target Fund.
          Bruce L. Crockett. Mr. Crockett has more than 30 years of experience in finance and general management in the banking, aerospace and telecommunications industries. From 1992 to 1996, he served as president, chief executive officer and a director of COMSAT Corporation, an international satellite and wireless telecommunications company. Mr. Crockett has also served, since 1996, as chairman of Crockett Technologies Associates, a strategic consulting firm that provides services to the information technology and communications industries. Mr. Crockett also serves on the Board of Directors of ACE Limited, a Zurich-based insurance company. He is a life trustee of the University of Rochester Board of Directors. The Target Fund Board elected Mr. Crockett to serve as its Independent Chair because of his extensive experience in managing public companies and familiarity with investment companies.
          Rodney F. Dammeyer. Since 2001, Mr. Dammeyer has been Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Anixter International; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm. Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen funds complex. The Target Fund Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Target Fund.
          Albert R. Dowden. Mr. Dowden retired at the end of 1998 after a 24-year career with Volvo Group North America, Inc. and Volvo Cars of North America, Inc. Mr. Dowden joined Volvo as general counsel in 1974 and was promoted to increasingly senior positions until 1991 when he was appointed president, chief executive officer and director of Volvo Group North America and senior vice president of Swedish parent company AB Volvo. Since retiring, Mr. Dowden continues to serve on the board of the Reich & Tang Funds and also serves on the boards of Homeowners of America Insurance Company and its parent company, as well as Nature’s Sunshine Products, Inc. and The Boss Group. Mr. Dowden’s charitable endeavors currently focus on Boys & Girls Clubs where he has been active for many years, as well as several other not-for-profit organizations. Mr. Dowden began his career as an attorney with a major international law firm, Rogers & Wells (1967-1976), which is now Clifford Chance. The Target Fund Board believes that Mr. Dowden’s extensive experience as a corporate executive benefits the Target Fund.
          Jack M. Fields. Mr. Fields served as a member of Congress, representing the 8th Congressional District of Texas from 1980 to 1997. As a member of Congress, Mr. Fields served as Chairman of the House Telecommunications and Finance Subcommittee, which has jurisdiction and oversight of the Federal Communications Commission and the Securities and Exchange Commission. Mr. Fields co-sponsored the National Securities Markets Improvements Act of 1996, and played a leadership role in enactment of the Private Securities Litigation Reform Act of 1995. Mr. Fields currently serves as Chief Executive Officer of the Twenty-First Century Group in Washington, D.C., a bipartisan Washington consulting firm specializing in Federal government affairs. Mr. Fields also serves as a Director of Insperity (formerly known as Administaff) (NYSE: ASF), a premier professional employer organization with clients nationwide. In addition, Mr. Fields sits on the Board of the Discovery Channel Global Education Fund, a nonprofit organization dedicated to providing educational resources to people in need around the world through the use of technology. The Target Fund Board believes that Mr. Fields’ experience in the House of Representatives, especially concerning regulation of the securities markets, benefits the Target Fund.
          Carl Frischling. Mr. Frischling is senior partner of the Financial Services Group of Kramer Levin. He is a pioneer in the field of bank-related mutual funds and has counseled clients in developing and structuring comprehensive mutual fund complexes. Mr. Frischling also advises mutual funds and their independent trustees/directors on their fiduciary obligations under federal securities laws. Prior to his practicing law, he was chief administrative officer and general counsel of a large mutual fund complex that included a retail and institutional sales force, investment counseling and an internal transfer agent. During his ten years with the organization, he developed business expertise in a number of areas within the financial services complex. He served on the Investment Company Institute board and was involved in ongoing matters with all of the regulatory areas overseeing this industry. Mr. Frischling is a board member of the Mutual Fund Director’s Forum. He also serves as a Trustee of the Reich & Tang Funds, a registered investment company. Mr. Frischling serves as a Trustee of the Yorkville Youth Athletic Association and is a member of the Advisory Board of Columbia University Medical Center. The Target Fund Board believes that Mr. Frischling’s experience as an investment management lawyer and his long involvement with investment companies benefits the Target Fund.
          Dr. Prema Mathai-Davis. Prior to her retirement in 2000, Dr. Mathai-Davis served as Chief Executive Officer of the YWCA of the USA. Prior to joining the YWCA, Dr. Mathai-Davis served as the Commissioner of the New York City Department for the Aging. She was a Commissioner of the New York Metropolitan Transportation Authority of New York, the largest regional transportation network in the U.S. Dr. Mathai-Davis also serves as a Trustee of the YWCA Retirement Fund, the first and oldest pension fund for women, and on the advisory board of the Johns Hopkins Bioethics Institute. Dr. Mathai-Davis was the president and chief executive officer of the Community Agency for Senior Citizens, a non-profit social service agency that she established in 1981. She also directed the Mt. Sinai School of Medicine-Hunter College Long-Term Care Gerontology Center, one of the first of its kind. The Target Fund Board believes that Dr. Mathai-Davis’ extensive experience in running public and charitable institutions benefits the Target Fund.
          Dr. Larry Soll. Formerly, Dr. Soll was chairman of the board (1987 to 1994), chief executive officer (1982 to 1989; 1993 to 1994), and president (1982 to 1989) of Synergen Corp., a biotechnology company, in Boulder,

Colorado. He was also a faculty member at the University of Colorado (1974-1980). The Target Fund Board believes that Dr. Soll’s experience as a chairman of a public company and in academia benefits the Target Fund.
          Hugo F. Sonnenschein. Mr. Sonnenschein is the Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen funds complex. The Target Fund Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Target Fund.
          Raymond Stickel, Jr. Mr. Stickel retired after a 35-year career with Deloitte & Touche. For the last five years of his career, he was the managing partner of the investment management practice for the New York, New Jersey and Connecticut region. In addition to his management role, he directed audit and tax services to several mutual fund clients. Mr. Stickel began his career with Touche Ross & Co. in Dayton, Ohio, became a partner in 1976 and managing partner of the office in 1985. He also started and developed an investment management practice in the Dayton office that grew to become a significant source of investment management talent for Touche Ross & Co. In Ohio, he served as the audit partner on numerous mutual funds and on public and privately held companies in other industries. Mr. Stickel has also served on Touche Ross & Co.’s Accounting and Auditing Executive Committee. The Target Fund Board believes that Mr. Stickel’s experience as a partner in a large accounting firm working with investment managers and investment companies, and his status as an Audit Committee Financial Expert, benefits the Target Fund.
          Additional biographical information regarding the Trustees can be found in Exhibit F. Information on the Target Fund Board’s leadership structure, role in risk oversight, and committees and meetings can be found in Exhibit G. Information on the remuneration of Trustees can be found in Exhibit H. Information on the executive officers of the Target Fund is available in Exhibit E. Information on the Target Fund’s independent registered public accounting firm is available in Exhibit I.
THE BOARD OF THE TARGET FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL” OF THE NOMINEES.
PROPOSAL 4: ELECTION OF TRUSTEES BY THE ACQUIRING FUND
          (a) At the Meeting, VMTP Shareholders and Common Shareholders of the Acquiring Fund, voting together as a single class, will vote to elect one Class II Trustee (Wayne W. Whalen is the nominee).
          (b) At the Meeting, the VMTP Shareholders of the Acquiring Fund will vote as a separate class on the election of one Class II Trustee (Linda Hutton Heagy is the nominee) designated to be elected solely by VMTP Shareholders.
          If elected, each nominee will serve until the later of the Fund’s annual meeting of shareholders in 2015 or until his or her successor has been duly elected and qualified, or his or her earlier retirement, resignation or removal. As in the past, only one class of Trustees is being submitted to shareholders of the Acquiring Fund for election at the Meeting. The Declaration of Trust of the Acquiring Fund provides that the Board shall be divided into three classes, which must be as nearly equal in number as possible. For the Acquiring Fund, the Trustees of only one class are elected at each annual meeting, so that the regular term of only one class of Trustees will expire annually and any particular Trustee stands for election only once in each three-year period. This type of classification may prevent replacement of a majority of Trustees of the Acquiring Fund for up to a two-year period. The foregoing is subject to the provisions of the 1940 Act, applicable state law, the Acquiring Fund’s Declaration of Trust, and the Acquiring Fund’s bylaws.
          The Trustees who make up the various classes of the Board of the Acquiring Fund are shown in the chart below:

Class I	Class II	Class III
David C. Arch	Wayne W. Whalen	Colin D. Meadows
Jerry D. Choate	Rodney Dammeyer (2)	R. Craig Kennedy
Howard J Kerr(2)	Linda Hutton Heagy (1)	Jack E. Nelson (2)
Suzanne H. Woolsey, Ph.D.		Hugo F. Sonnenschein (1)

(1)	Linda Hutton Heagy and Hugo F. Sonnenschein are designated to be elected solely by the Preferred Shareholders voting as a separate class.

(2)	Pursuant to the Acquiring Fund’s Trustee retirement policy, Howard J Kerr and Jack E. Nelson are retiring from the Board effective as of the Meeting. Rodney Dammeyer is not standing for reelection as Trustee of the Acquiring Fund and his term of office will expire at the Meeting. The Acquiring Fund’s Board has reduced the size of the Board to eight Trustees effective as of the Meeting.
          The business and affairs of the Acquiring Fund are managed under the direction of its Board of Trustees. The Acquiring Fund Board seeks to provide shareholders with a highly qualified, highly capable and diverse group of Board members reflecting the diversity of investor interests underlying the Acquiring Fund and with a diversity of backgrounds, experience and skills that the Acquiring Fund Board considers desirable and necessary to its primary goal — protecting and promoting shareholders’ interests. While the Acquiring Fund Board does not require that its members meet specific qualifications, the Acquiring Fund Board has historically sought to recruit and continues to value individual Board members that add to the overall diversity of the Acquiring Fund Board — the objective is to bring varied backgrounds, experience and skills reflective of the wide range of the shareholder base and provide both contrasting and complementary skills relative to the other Board members to best protect and promote shareholders’ interests. Board diversity means bringing together different viewpoints, professional experience, investment experience, education, and other skills. As can be seen in the individual biographies below, the Acquiring Fund Board brings together a wide variety of business experience (including chairman/chief executive officer-level and director-level experience, including board committee experience, of several different types of organizations); varied public and private investment-related experience; not-for-profit experience; customer service and other back office operations experience; a wide variety of accounting, finance, legal, and marketing experience; academic experience; consulting experience; and government, political and military service experience. All of this experience together results in important leadership and management knowledge, skills and perspective that provide the Acquiring Fund Board understanding and insight into the operations of the Acquiring Fund and add range and depth to the Acquiring Fund Board. As part of its governance oversight, the Acquiring Fund Board conducts an annual self-effectiveness survey which includes, among other things, evaluating the Acquiring Fund Board’s (and each committee’s) agendas, meetings and materials, conduct of the meetings, committee structures, interaction with management, strategic planning, etc., and also includes evaluating the Acquiring Fund Board’s (and each committee’s) size, composition, qualifications (including diversity of characteristics, experience and subject matter expertise) and overall performance.
          The Acquiring Fund Board evaluates all of the foregoing and does not believe any single factor or group of factors controls or dominates the qualifications of any individual trustee or the qualifications of the trustees as a group. After considering all factors together, the Acquiring Fund Board believes that each Trustee is qualified to serve as a Trustee.
Independent Trustees.
          David C. Arch. Formerly, Mr. Arch was the Chairman and Chief Executive Officer of Blistex, Inc., a consumer health care products manufacturer. Mr. Arch is a member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago and member of the Board of the Illinois Manufacturers’ Association. Mr. Arch is also a member of the Board of Visitors, Institute for the Humanities, University of Michigan. From 1984 to 2010, Mr. Arch served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Arch’s experience as the CEO of a public company and his experience with investment companies benefits the Acquiring Fund.

          Jerry D. Choate. Mr. Choate has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Acquiring Fund Board believes that Mr. Choate’s experience as the chairman and chief executive officer of a public company and a director of several public companies, his service as a Trustee of funds in the Invesco fund complex and his experience as a director of other investment companies benefits the Acquiring Fund.
          Rodney F. Dammeyer. Since 2001, Mr. Dammeyer has been Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Previously, Mr. Dammeyer served as Managing Partner at Equity Group Corporate Investments; Chief Executive Officer of Anixter International; Senior Vice President and Chief Financial Officer of Household International, Inc.; and Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. Mr. Dammeyer was a Partner of Arthur Andersen & Co., an international accounting firm. Mr. Dammeyer currently serves as a Director of Quidel Corporation and Stericycle, Inc. Previously, Mr. Dammeyer served as a Trustee of The Scripps Research Institute; and a Director of Ventana Medical Systems, Inc.; GATX Corporation; TheraSense, Inc.; TeleTech Holdings Inc.; and Arris Group, Inc. From 1987 to 2010, Mr. Dammeyer served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Dammeyer’s experience in executive positions at a number of public companies, his accounting experience and his experience serving as a director of investment companies benefits the Acquiring Fund. Mr. Dammeyer is not standing for reelection and his term of office as Trustee of the Acquiring Fund will expire at the Meeting.
          Linda Hutton Heagy. Ms. Heagy has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Acquiring Fund Board believes that Ms. Heagy’s experience in executive positions at a number of bank and trust companies and as a member of the board of several organizations, her service as a Trustee of funds in the Invesco fund complex and her experience serving as a director of other investment companies benefits the Acquiring Fund.
          R. Craig Kennedy. Mr. Kennedy has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Acquiring Fund Board believes that Mr. Kennedy’s experience in executive positions at a number of foundations, his investment experience, his service as a Trustee of funds in the Invesco fund complex and his experience serving as a director of other investment companies benefits the Acquiring Fund.
          Howard J Kerr. Mr. Kerr has been a member of the Board of one or more funds in the Invesco fund complex since 1992. The Acquiring Fund Board believes that Mr. Kerr’s experience in executive positions at a number of companies, his experience in public service, his service as a Trustee of funds in the Invesco fund complex and his experience serving as a director of other investment companies benefits the Acquiring Fund. Pursuant to the Acquiring Fund Board’s Trustee retirement policy, Mr. Kerr is retiring from the Acquiring Fund Board effective as of the Meeting.
          Jack E. Nelson. Mr. Nelson has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Acquiring Fund Board believes that Mr. Nelson’s experience in executive positions at a number of companies and as a member of several financial and investment industry organizations, his service as a Trustee of funds in the Invesco fund complex and his experience serving as a director of other investment companies benefits the Acquiring Fund. Pursuant to the Acquiring Fund Board’s Trustee retirement policy, Mr. Nelson is retiring from the Acquiring Fund Board effective as of the Meeting.
          Hugo F. Sonnenschein. Mr. Sonnenschein is the Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Until July 2000, Mr. Sonnenschein served as President of the University of Chicago. Mr. Sonnenschein is a Trustee of the University of Rochester and a member of its investment committee. He is also a member of the National Academy of Sciences and the American Philosophical Society, and a Fellow of the American Academy of Arts and Sciences. From 1994 to 2010, Mr. Sonnenschein served as Director or Trustee of investment companies in the Van Kampen Funds complex. The Board believes that Mr. Sonnenschein’s experiences in academia and in running a university, and his experience as a director of investment companies benefits the Acquiring Fund.

          Suzanne H. Woolsey. Ms. Woolsey has been a member of the Board of one or more funds in the Invesco fund complex since 2003. The Acquiring Fund Board believes that Ms. Woolsey’s experience as a director of numerous organizations, her service as a Trustee of funds in the Invesco fund complex and her experience as a director of other investment companies benefits the Acquiring Fund.
Interested Trustees.
          Colin D. Meadows. Mr. Meadows has been a member of the Board of one or more funds in the Invesco fund complex since 2010. The Acquiring Fund Board believes that Mr. Meadows’ financial services and asset management experience benefits the Acquiring Fund.
          Wayne W. Whalen. Mr. Whalen is Of Counsel and, prior to 2010, was a partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP. Mr. Whalen is a Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors, Chairman and Director of the Abraham Lincoln Presidential Library Foundation, and Director of the Stevenson Center for Democracy. From 1995 to 2010, Mr. Whalen served as Director and Trustee of investment companies in the Van Kampen Funds complex. The Target Fund Board believes that Mr. Whalen’s experience as a law firm partner and his experience as a director of investment companies benefits the Target Fund.
          Additional biographical information regarding the Trustees can be found in Exhibit J. Information on the Acquiring Fund Board’s leadership structure, role in risk oversight, and committees and meetings can be found in Exhibit K. Information on the remuneration of Trustees can be found in Exhibit L Information on the executive officers of the Acquiring Fund is available in Exhibit E. Information on the Acquiring Fund’s independent registered public accounting firm is available in Exhibit I.
THE BOARD OF THE ACQUIRING FUND UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEE.
VOTING INFORMATION
How to Vote Your Shares
          There are several ways you can vote your shares, including in person at the Meeting, by mail, by telephone, or via the Internet. The proxy card that accompanies this Proxy Statement provides detailed instructions on how you may vote your shares.
          If you properly fill in and sign your proxy card and send it to us in time to vote at the Meeting, your “proxy” (the individuals named on your proxy card) will vote your shares as you have directed. If you sign your proxy card but do not make specific choices, your proxy will vote your shares “FOR” each Proposal and for all of the Trustee nominees, in accordance with the recommendations of the Board of your Fund, and in the proxy’s best judgment on other matters.
Why are you sending me the Proxy Statement?
          You are receiving this Proxy Statement because you own VMTP Shares of a Fund as of the Record Date and have the right to vote on the very important proposals described herein concerning your Fund. This Proxy Statement contains information that shareholders of the Funds should know before voting on the proposals.
About the Proxy Statement and the Meeting
          We are sending you this Proxy Statement and the enclosed proxy card because the Board is soliciting your proxy to vote at the Meeting and at any adjournments or postponements of the Meeting. This Proxy Statement gives you information about the business to be conducted at the Meeting. Fund shareholders may vote by appearing in person at the Meeting and following the instructions below. You do not need to attend the Meeting to vote, however. Instead, you may simply complete, sign, and return the enclosed proxy card or vote by following the instructions on the enclosed proxy card to vote via telephone or the Internet.

          Shareholders of record of the Funds as of the close of business on the Record Date are entitled to vote at the Meeting. The number of outstanding shares of each class of each Fund on the Record Date can be found at Exhibit M. Each shareholder is entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held. The Funds expect that Common Shares will also be voted at the Meeting. This Proxy Statement is not a solicitation for any votes of the Common Shares of any Fund.
          Attendance at the Meeting is generally limited to shareholders and their authorized representatives. All shareholders must bring an acceptable form of identification in order to attend the Meeting in person.
          Proxies will have the authority to vote and act on behalf of shareholders at any adjournment of the Meeting. It is the intention of the persons named in the enclosed proxy card to vote the shares represented by them for each proposal and for all of the Trustee nominees, unless the proxy card is marked otherwise. If a shareholder gives a proxy, the shareholder may revoke the authorization at any time before it is exercised by sending in another proxy card with a later date or by notifying the Secretary of the Fund in writing at the address of the Fund set forth on the cover page of this Proxy Statement before the Meeting that the shareholder has revoked its proxy. In addition, although merely attending the Meeting will not revoke your proxy, if a shareholder is present at the Meeting, the shareholder may withdraw the proxy and vote in person.
Quorum Requirement and Adjournment
          A quorum of shareholders is necessary to hold a valid shareholder meeting of each Fund. Under the governing documents of the Target Fund, the holders of a majority of the Fund’s shares issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall be requisite and shall constitute a quorum for the transaction of business. Under the governing documents of the Acquiring Fund, the holders of a majority of the outstanding shares of each class or series or combined class entitled to vote thereat of the Fund present in person or by proxy shall constitute a quorum at the Meeting.
          If a quorum is not present at the Meeting, it may be adjourned, with the vote of the majority of the votes present or represented by proxy, to allow additional solicitations of proxies in order to attain a quorum. For the Target Fund, the shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described herein is not obtained, with proxies, including abstentions and broker non-votes, being voted for or against adjournment consistent with the votes for and against the proposal for which the required vote has not been obtained. For the Acquiring Fund, the shareholders present in person or represented by proxy and entitled to vote at the Meeting will also have the power to adjourn the Meeting from time to time if the vote required to approve or reject any proposal described herein is not obtained, with proxies, including abstentions and broker non-votes, being voted for adjournment, provided the proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders based on a consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation. The affirmative vote of the holders of a majority of a Fund’s shares then present in person or represented by proxy shall be required to so adjourn the Meeting.
          In the event that a shareholder of a Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund’s meeting may be held separately, the persons named as proxies will vote in favor of such adjournment.
          Abstentions and broker non-votes (described below) are counted as present and will be included for purposes of determining whether a quorum is present for each Fund at the Meeting, but are not considered votes cast at the Meeting. Abstentions and broker non-votes will have the same effect as a vote against Proposals 1, 2, or 3, because their approval requires the affirmative vote of a percentage of the outstanding shares of the applicable Fund or of a certain proportion of the shares present at the Meeting, as opposed to a percentage of votes cast. For Proposal 4, abstentions and broker non-votes will have no effect because only a plurality of votes is required to elect a Trustee nominee. A proxy card marked “withhold” with respect to the election of Trustees would have the same effect as an abstention.

          Broker non-votes occur when a proposal that is routine (such as the election of trustees) is voted on at a meeting alongside a proposal that is non-routine (such as the Redomestication or Merger proposals). Under New York Stock Exchange rules, brokers may generally vote in their discretion on routine proposals, but are generally not able to vote on a non-routine proposal in the absence of express voting instructions from beneficial owners. As a result, where both routine and non-routine proposals are voted on at the same meeting, proxies voted by brokers on the routine proposals are considered votes present but are not votes on non-routine proposals. Because both routine and non-routine proposals will be voted on at the Meeting, the Funds anticipate receiving broker non-votes with respect to Proposals 1 and 2. No broker non-votes are anticipated with respect to Proposals 3 and 4 because they are considered routine proposals on which brokers typically may vote in their discretion.
Votes Necessary to Approve the Proposals
          Common Shares and VMTP Shares of each Fund are entitled to vote at the Meeting. This Proxy Statement is not a solicitation for any votes of the Common Shares of any Fund. Each Fund will solicit the vote of its Common Shares via a separate proxy statement. VMTP Shares are subject to a voting trust requiring that certain voting rights of the VMTP Shares must be exercised as directed by an unaffiliated third party. Votes by VMTP Shares to elect Trustees are subject to the voting trust, but votes regarding the Redomestications and the Merger are not subject to the voting trust.
          Each Fund’s Board has unanimously approved the Fund’s Plan of Redomestication discussed in Proposal 1. Shareholder approval of each Fund’s Plan of Redomestication requires the affirmative vote of the holders of a majority of the Common Shares and the VMTP Shares outstanding and entitled to vote, voting as separate classes, of such Fund. Proposal 1 may be approved and implemented for a Fund regardless of whether shareholders approve any other Proposal applicable to the Fund.
          Each Fund’s Board has unanimously approved the Fund’s Plan of Merger discussed in Proposal 2. Shareholder approval of the Plan of Merger requires the affirmative vote of the holders of a majority of each of the Common Shares and VMTP Shares outstanding and entitled to vote, voting as separate classes, of the Target Fund and the Acquiring Fund. Proposal 2 may be approved and implemented only if Proposal 1 is also approved by both the Target Fund and the Acquiring Fund and regardless of whether shareholders approve any other Proposal applicable to the Funds.
          With respect to Proposal 3, the affirmative vote of the holders of a majority of the Common Shares and VMTP Shares, voting as a single class, of the Target Fund represented in person or by proxy and entitled to vote at the Meeting is required to elect each nominee for Trustee of the Target Fund. Proposal 3 may be approved and implemented for the Target Fund regardless of whether shareholders approve any other Proposal applicable to the Fund.
          With respect to Proposal 4(a), the affirmative vote of a plurality of the Common Shares and VMTP Shares, voting as a single class, of the Acquiring Fund present at the Meeting in person or by proxy is required to elect the nominee for Trustee for the Acquiring Fund. With respect to Proposal 4(b), the affirmative vote of a plurality of the VMTP Shareholders of the Acquiring Fund, voting as a separate class, present at the Meeting in person or by proxy is required to elect the Trustees designated to be elected solely by the VMTP Shareholders. Proposal 4 may be approved and implemented for the Acquiring Fund regardless of whether shareholders approve any other Proposal applicable to the Fund.
Proxy Solicitation
          The Funds have engaged the services of Computershare Fund Services (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. The costs of this proxy solicitation are estimated to be $10,000 for the Target Fund and $20,000 for the Acquiring Fund. The VMTP Sharesholders are not expected to bear any of these costs. The Funds’ officers may also solicit proxies but will not receive any additional or special compensation for any such solicitation.
          Under the agreement with the Solicitor, the Solicitor will be paid a project management fee as well as telephone solicitation expenses incurred for reminder calls, outbound telephone voting, confirmation of telephone votes, inbound telephone contact, obtaining shareholders’ telephone numbers, and providing additional materials upon shareholder request. The agreement also provides that the Solicitor shall be indemnified against certain liabilities and expenses, including liabilities under the federal securities laws.

OTHER MATTERS
Share Ownership by Large Shareholders, Management and Trustees
          Information on each person who as of the Record Date, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a class of such Fund can be found at Exhibit N. Information regarding Target Fund Trustee ownership of shares of the Target Fund and of shares of all registered investment companies in the Fund Complex overseen by such Trustee can be found at Exhibit F. Information regarding Acquiring Fund Trustee ownership of shares of the Acquiring Fund and of shares of all registered investment companies in the Fund Complex overseen by such Trustee can be found at Exhibit J. To the best of the knowledge of each Fund, the ownership of shares of any Fund by executive officers and Trustees of such Fund as a group constituted less than 1% of each outstanding class of shares of such Fund as of the Record Date.
Annual Meetings of the Funds
          If the Merger is completed, the Target Fund will not hold an annual meeting in 2013. If the Merger does not take place, the Target Fund’s Board will announce the date of the Target Fund’s 2013 annual. The Acquiring Fund will hold an annual meeting in 2013 regardless of whether the Merger is consummated.
Shareholder Proposals
          Shareholder proposals intended to be presented at the year 2013 annual meeting of shareholders for a Fund pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be received by the Fund’s Secretary at the Fund’s principal executive offices by February 18, 2013 in order to be considered for inclusion in the Fund’s proxy statement and proxy card relating to that meeting. Timely submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement. Pursuant to each Fund’s governing documents as anticipated to be in effect before the 2013 annual meeting, if a shareholder wishes to make a proposal at the year 2013 annual meeting of shareholders without having the proposal included in a Fund’s proxy statement, then such proposal must be received by the Fund’s Secretary at the Fund’s principal executive offices not earlier than March 19, 2013 and not later than April 18, 2013. If a shareholder fails to provide timely notice, then the persons named as proxies in the proxies solicited by the Board for the 2013 annual meeting of shareholders may exercise discretionary voting power with respect to any such proposal. Any shareholder who wishes to submit a proposal for consideration at a meeting of such shareholder’s Fund should send such proposal to the Fund’s Secretary at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309, Attn: Secretary.
Shareholder Communications
          Shareholders may send communications to each Fund’s Board. Shareholders should send communications intended for a Board or for a Trustee by addressing the communication directly to the Board or individual Trustee and/or otherwise clearly indicating that the communication is for the Board or individual Trustee and by sending the communication to either the office of the Secretary of the applicable Fund or directly to such Trustee at the address specified for such Trustee in Exhibits F and K. Other shareholder communications received by a Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.
Section 16(a) Beneficial Ownership Reporting Compliance
          Section 30(h) of the 1940 Act and Section 16(a) of the Exchange Act require each of the Funds’ Trustees, officers, and investment advisers, affiliated persons of the investment advisers, and persons who own more than 10% of a registered class of a Fund’s equity securities, to file forms with the SEC and the Exchanges, reporting their affiliation with the Fund and reports of ownership and changes in ownership of such securities. These persons and entities are required by SEC regulations to furnish such Fund with copies of all such forms they file. Based on a review of these forms furnished to each Fund, the Fund believes that during its last fiscal year, its Trustees, its officers, the Adviser and affiliated persons of the Adviser complied with the applicable filing requirements.

Other Meeting Matters
          Management of each Fund does not intend to present, and does not have reason to believe that others will present, any other items of business at the Meeting. The Funds know of no business, other than the proposals described in this Proxy Statement, that will, or are proposed to, be presented for consideration at the Meeting. If any other matters are properly presented, the persons named on the enclosed proxy cards shall vote proxies in accordance with their best judgment.
WHERE TO FIND ADDITIONAL INFORMATION
          This Proxy Statement does not contain all the information set forth in the annual and semi-annual reports filed by the Funds as such documents have been filed with the SEC. The financial highlights of each Fund for the year ended February 29, 2012 are available in the Fund’s annual report for the year ended February 29, 2012 on Form N-CSR. The SAI (which is part of the registration statement for the Acquiring Fund’s Common Shares and is not incorporated herein by reference or deemed to be part of this Proxy Statement) includes additional information about the Funds. The SEC file number of each Fund, which contains the Fund’s shareholder reports and other filings with the SEC, is 811-06537 for the Acquiring Fund, and 811-07562 for the Target Fund.
          Each Fund is subject to the informational requirements of the Exchange Act and the 1940 Act and in accordance therewith, each Fund files reports and other information with the SEC. Reports, proxy materials, registration statements and other information filed may be inspected without charge and copied at the public reference facilities maintained by the SEC at Room 1580, 100 F Street, N.E., Washington, D.C. 20549. Copies of such material may also be obtained from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at the prescribed rates. The SEC maintains a website at www.sec.gov that contains information regarding the Funds and other registrants that file electronically with the SEC. Reports, proxy materials and other information concerning the Funds can also be inspected at the Exchanges.

EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REDOMESTICATION

THIS AGREEMENT AND PLAN OF REDOMESTICATION (“Agreement”) is made as of the   day of          , 2012 by and among (i) each of the Invesco closed-end registered investment companies identified as a Predecessor Fund on Exhibit A hereto (each a “Predecessor Fund”); (ii) each of the Invesco closed-end investment companies identified as a Successor Fund on Exhibit A hereto (each a “Successor Fund”); and (iii) Invesco Advisers, Inc. (“IAI”).

This Agreement contemplates a redomestication of each Predecessor Fund from a Massachusetts Business Trust, Maryland corporation or Pennsylvania business trust to a Delaware Statutory Trust, as applicable. For certain Predecessor Funds, such redomestication is the only corporate action contemplated (referred to herein and identified on Exhibit A as a “Redomesticating Fund” and, together, as the “Redomesticating Funds”). For other Predecessor Funds, the redomestication is the first step in a two-step transaction that will, subject to approval by shareholders, also involve the merger of the Successor Fund with another closed-end registered investment company in the Invesco Fund complex (each such Predecessor Fund whose Successor Fund will participate in such a merger being referred to herein and identified on Exhibit A as a “Merging Fund” and, together, as the “Merging Funds”) pursuant to a separate Agreement and Plan of Merger (the “Merger Agreement”).

This Agreement is intended to be and is adopted as a “plan of reorganization” with respect to each Reorganization (as defined below) within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a), and is intended to effect the reorganization of each Predecessor Fund as a Successor Fund (each such transaction, a “Reorganization” and collectively, the “Reorganizations”). Each Reorganization will include the transfer of all of the assets of a Predecessor Fund to the Successor Fund solely in exchange for (1) the assumption by the Successor Fund of all liabilities of the Predecessor Fund, (2) the issuance by the Successor Fund to the Predecessor Fund of shares of beneficial interest of the Successor Fund, (3) the distribution of the shares of beneficial interest of the Successor Fund to the holders of shares of beneficial interest of the Predecessor Fund according to their respective interests in complete liquidation of the Predecessor Fund; and (4) the dissolution of the Predecessor Fund as soon as practicable after the Closing provided for in paragraph 3.1, all upon and subject to the terms and conditions of this Agreement hereinafter set forth.

In consideration of the promises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows.

1.	TRANSFER OF ASSETS OF THE PREDECESSOR FUNDS IN EXCHANGE FOR ASSUMPTION OF LIABILITIES AND ISSUANCE OF SUCCESSOR FUND SHARES

1.1.  It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately from the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities, and makes no representations, warranties, or covenants with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way.

1.2.  Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, each Predecessor Fund agrees to transfer all of its Assets (as defined in paragraph 1.3) and to assign and transfer all of its liabilities, debts, obligations, restrictions and duties (whether known or unknown, absolute or contingent, accrued or unaccrued and including, without limitation, any liabilities of the Predecessor Fund to indemnify the trustees or officers of the Predecessor Fund or any other persons under the Predecessor Fund’s Declaration of Trust or otherwise, and including, without limitation, any liabilities of the Predecessor Fund under the Merger Agreement) to the corresponding Successor Fund, organized solely for the purpose of acquiring all of the assets and assuming all of the liabilities of that Predecessor Fund. Each Successor Fund agrees that in exchange for all of the assets of the corresponding Predecessor Fund: (1) the Successor Fund shall assume all of the liabilities of such Predecessor Fund, whether contingent or otherwise and (2) the Successor Fund shall issue common shares of beneficial interest (together, the “Successor Fund Common Shares”) and preferred shares of beneficial interest (together, the “Successor Fund Preferred Shares” and, together with the Successor Fund Preferred Shares, the “Successor Fund Shares”) to the Predecessor Fund. The number of Successor Fund Common Shares issued by the Successor Fund to holders of common shares of the Predecessor Fund will be identical to the number of shares of common stock of the Predecessor Fund (together, the “Predecessor Fund Common Shares”) outstanding on the Valuation Date provided for in paragraph 3.1. The Successor Fund shall issue Successor Fund Preferred Shares to holders of preferred shares of the Predecessor Fund (together, Predecessor Fund Preferred Shares” and, together with the Predecessor Fund Common Shares, the “Predecessor Fund Shares”), if any, having an aggregate liquidation preference equal to the aggregate liquidation preference of the outstanding Predecessor Fund Preferred Shares. The terms of the Predecessor Fund Preferred Shares shall be substantially the same as the terms of the Successor Fund Preferred Shares. Such transactions shall take place at the Closing provided for in paragraph 3.1.

1.3.  The assets of each Predecessor Fund to be acquired by the corresponding Successor Fund (“Assets”) shall include all assets, property and goodwill, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends or interest receivable, and any deferred or prepaid expense shown as an asset on the books of the Predecessor Fund on the Closing Date.

1.4  On the Closing Date each Predecessor Fund will distribute, in complete liquidation, the Successor Fund Shares to each Predecessor Fund shareholder, determined as of the close of business on the Valuation Date, of the corresponding class of the Predecessor Fund pro rata in proportion to such shareholder’s beneficial interest in that class and in exchange for that shareholder’s Predecessor Fund shares. Such distribution will be accomplished by recording on the books of the Successor Fund, in the name of each Predecessor Fund shareholder, the number of Successor Fund Shares representing the pro rata number of Successor Fund Shares received from the Successor Fund which is due to such Predecessor Fund shareholder. Fractional Successor Fund Shares shall be rounded to the third place after the decimal point.

1.5.  At the Closing, any outstanding certificates representing Predecessor Fund Shares will be cancelled. The Successor Fund shall not issue certificates representing Successor Fund Common Shares in connection with such exchange, irrespective of whether Predecessor Fund shareholders hold their Predecessor Fund Common Shares in certificated form. Ownership of the Successor Fund Common Shares by each Successor Fund shareholder shall be recorded separately on the books of the Successor Fund’s transfer agent.

1.6.  The legal existence of each Predecessor Fund shall be terminated as promptly as reasonably practicable after the Closing Date. After the Closing Date, each Predecessor Fund shall not conduct any business except in connection with its termination and dissolution and except as provided in paragraph 1.7 of this Agreement.

1.7.  Subject to approval of this Agreement by the requisite vote of the applicable Predecessor Fund’s shareholders but before the Closing Date, a duly authorized officer of such Predecessor Fund shall cause such Predecessor Fund, as the sole shareholder of the corresponding Successor Fund, to (i) elect the Trustees of the Successor Fund; (ii) ratify the selection of the Successor Fund’s independent auditors; (iii) approve the investment advisory and sub-advisory agreements for the Successor Fund in substantially the same form as the investment advisory and sub-advisory agreements in effect with respect to the Predecessor Fund immediately prior to the Closing; and (iv) implement any actions approved by the shareholders of the Predecessor Fund at a meeting of shareholders scheduled for          , 2012 (the “Shareholder Meeting”) including, without limitation, if applicable, a merger with another closed-end fund in the Invesco Fund complex.

2.	VALUATION

2.1.  The value of each Predecessor Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Date”), using the Predecessor Fund’s valuation procedures established by the Predecessor Fund’s Board of Directors/Trustees.

2.2.  The net asset value per share of Successor Fund Common Shares, and the liquidation preference of Successor Fund Preferred Shares, together issued in exchange for the Assets of the corresponding Predecessor Fund, shall be equal to the net asset value per share of the Successor Fund Common Shares and the liquidation preference per share of the Successor Fund Preferred Shares, respectively, on the Closing Date, and the number of such Successor Fund Shares of each class shall equal the number of full and fractional Predecessor Fund Shares outstanding on the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1.  Each Reorganization shall close on          , 2012 or such other date as the parties may agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 9:00 a.m., Eastern Time on the Closing Date of that Reorganization unless otherwise agreed to by the parties (the “Closing Time”).

3.2.  At the Closing each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

3.3.  Immediately prior to the Closing the Predecessor Fund shall pay all accumulated but unpaid dividends on the Predecessor Fund Preferred Shares through the date thereof.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  Each Predecessor Fund represents and warrants to the corresponding Successor Fund as follows:

4.1.1.  At the Closing Date, each Predecessor Fund will have good and marketable title to the Assets to be transferred to the Successor Fund pursuant to paragraph 1.2, and will have full right, power and authority to sell, assign, transfer and deliver such Assets hereunder. Upon delivery and in payment for such Assets, the Successor Fund will acquire good and marketable title thereto subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), provided that the Successor Fund will acquire Assets that are segregated as collateral for the Predecessor Fund’s derivative positions, including, without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Assets;

4.1.2.  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Predecessor Fund and, subject to the approval of the Predecessor Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Successor Fund and IAI, this Agreement will constitute a valid and binding obligation of the Predecessor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;

4.1.3.  No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority (“FINRA”) or any stock exchange on which shares of the Predecessor Fund are listed is required for the consummation by the Predecessor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date); and

4.1.4.  The Predecessor Fund will have filed with the Securities and Exchange Commission (“SEC”) proxy materials, which, for the Merging Funds, may be in the form of a proxy statement/prospectus on Form N-14 (the “Proxy Statement”), complying in all material respects with the requirements of the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended (the “1940 Act”), the 1933 Act (if applicable) and applicable rules and regulations thereunder, relating to a meeting of its shareholders to be called to consider and act upon the Reorganization contemplated herein.

4.2.  Each Successor Fund represents and warrants to the corresponding Predecessor Fund as follows:

4.2.1.  At the Closing Time, the Successor Fund will be duly formed as a statutory trust, validly existing, and in good standing under the laws of the State of Delaware;

4.2.2  The Successor Fund Shares to be issued and delivered to the Predecessor Fund pursuant to the terms of this Agreement will, at the Closing Time, have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding and fully paid and non-assessable by the Successor Fund;

4.2.3  At the Closing Time, the Successor Fund shall succeed to the Predecessor Fund’s registration statement filed under the 1940 Act with the SEC and thus will become duly registered under the 1940 Act as a closed-end management investment company;

4.2.4  Prior to the Closing Time, the Successor Fund shall not have commenced operations and there will be no issued and outstanding shares in the Successor Fund, except shares issued by the Successor Fund to an initial sole shareholder for the purpose of enabling the sole shareholder to take such actions as are required to be taken by shareholders under the 1940 Act in connection with establishing a new fund;

4.2.5.  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Successor Fund, and, subject to the approval of the Predecessor Fund’s shareholders and the due authorization, execution and delivery of this Agreement by the Predecessor Fund and IAI, this Agreement will constitute a valid and binding obligation of the Successor Fund enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy laws and any other similar laws affecting the rights and remedies of creditors generally and by equitable principles;

4.2.6.  No consent, approval, authorization, or order of any court, governmental authority, FINRA or stock exchange on which shares of the Successor Fund are listed is required for the consummation by the Successor Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Date);

4.2.7.  The Successor Fund shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such state or District of Columbia securities laws as it may deem appropriate in order to operate after the Closing Date; and

4.2.8  The Successor Fund is, and will be at the Closing Time, a newly created Delaware statutory trust, without assets (other than seed capital) or liabilities, formed for the purpose of receiving the Assets of the Predecessor Fund in connection with the Reorganization.

5.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PREDECESSOR FUNDS AND THE SUCCESSOR FUNDS

With respect to each Reorganization, the obligations of the Predecessor Fund and the corresponding Successor Fund are each subject to the conditions that on or before the Closing Date:

5.1.  This Agreement and the transactions contemplated herein shall have been approved by the Board of Directors/Trustees of each of the Predecessor Fund and the Successor Fund and by the requisite vote of the Predecessor Fund’s shareholders;

5.2.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state or District of Columbia securities authorities) and stock exchanges on which shares of the Funds are, or will be, listed in accordance with this Agreement deemed necessary by the Predecessor Fund or the Successor Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Predecessor Fund or the Successor Fund, provided that either party hereto may waive any of such conditions for itself;

5.3.  Prior to or at the Closing, the Successor Fund shall enter into or adopt such agreements as are necessary for the Successor Fund’s operation as a closed-end investment company and such agreements shall be substantially similar to any corresponding agreement of the Predecessor Fund; and

5.4.  The Predecessor Fund and the Successor Fund shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”), in form and substance reasonably acceptable to the Predecessor Fund and the Successor Fund, as to the matters set forth on Schedule 5.4. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Predecessor Fund and the Successor Fund and others, and the officers of the Predecessor Fund and the Successor Fund shall use their best efforts to make available such truthful certificates.

5.5.  If the Predecessor Fund has outstanding Predecessor Fund Preferred Shares designated as “variable rate muni term preferred shares” (“VMTP Shares”), the Predecessor Fund and the Successor Fund shall have received on or before the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) in form and substance reasonably acceptable to the Predecessor Fund and the Successor Fund, as to the matters set forth on Schedule 5.5. In rendering such opinion, Skadden may request and rely upon representations contained in certificates of officers of the Predecessor Fund and the Successor Fund and others, and the officers of the Predecessor Fund and the Successor Fund shall use their best efforts to make available such truthful certificates.

5.6.  If the Predecessor Fund has outstanding Predecessor Fund Preferred Shares designated as VMTP Shares, immediately prior to Closing the Predecessor Fund shall have satisfied all of its obligations set forth in its declaration of trust, certificate of designation of the Predecessor Fund Preferred Shares, registration rights agreement relating to the Predecessor Fund Preferred Shares and the Predecessor Fund Preferred Shares certificate (including, without limitation, satisfaction of the effective leverage ratio and minimum asset coverage covenants set forth in its statement of preferences).

6.	POST-CLOSING COVENANTS

6.1.  If the Predecessor Fund has outstanding Predecessor Fund Preferred Shares designated as VMTP Shares, immediately after Closing, the Successor Fund shall satisfy all of its obligations set forth in its declaration of trust, statement of preferences of the Successor Fund Preferred Shares, registration rights agreement relating to the Successor Fund Preferred Shares (including, without limitation, satisfaction of the effective leverage ratio and minimum asset coverage covenants set forth in its statement of preferences).

6.2.  If the Predecessor Fund has outstanding Predecessor Fund Preferred Shares designated as VMTP Shares,” immediately after Closing, the Successor Fund Preferred Shares shall be rated at least AA-/Aa3 by each rating agency rating, at the request of the Successor Fund, the Successor Fund Preferred Shares.

7.	FEES AND EXPENSES

Each Fund will bear its expenses relating to its Reorganization to the extent that the Fund’s total annual fund operating expenses did not exceed the expense limit under the expense limitation arrangement in place with IAI at the time such expenses were discussed with the Board (the “Expense Cap”). The Fund will bear these expenses regardless of whether its Reorganization is consummated. IAI will bear the Reorganization costs of any Fund that had total annual fund operating expenses which exceeded the Expense Cap at the time such expenses were discussed with the Board.

Each Successor Fund and corresponding Predecessor Fund represents and warrants to the other that there are no broker’s or finder’s fees payable in connection with the transactions contemplated hereby.

8.	TERMINATION

With respect to each Reorganization, this Agreement may be terminated by the mutual agreement of the Predecessor Fund and the corresponding Successor Fund, notwithstanding approval thereof by the shareholders of the Predecessor Fund, at any time prior to Closing, if circumstances should develop that, in such parties’ judgment, make proceeding with this Agreement inadvisable.

9.	AMENDMENT

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by any Predecessor Fund’s shareholders, no such amendment may have the effect of changing the provisions for determining the number of Successor Fund Shares to be distributed to that Predecessor Fund’s shareholders under this Agreement to the detriment of such Predecessor Fund shareholders without their further approval.

10.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; SURVIVAL; WAIVER

10.1.  The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

10.2.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

10.3.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to its principles of conflicts of laws.

10.4.  This Agreement shall be binding upon and inure to the benefit of the parties hereto with respect to each Predecessor Fund and its corresponding Successor Fund, as applicable, and their respective successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation other than the applicable Predecessor Fund and its corresponding Successor Fund and their respective successors and assigns any rights or remedies under or by reason of this Agreement.

10.5.  It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors, trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Predecessor Fund or the applicable Successor Fund as provided in the governing documents of such Funds. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

10.6.  The representations, warranties, covenants and agreements of the parties contained herein shall not survive the Closing Date; provided that the covenants to be performed after the Closing shall survive the Closing.

10.7.  Each of the Predecessor Funds and the Successor Funds, after consultation with their respective counsel and by consent of their respective Board of Directors/Trustees or any officer, may waive any condition to its obligations hereunder if, in its or such officer’s judgment, such waiver will not have a material adverse effect on the interests of the shareholders of the applicable Predecessor Fund.

11.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by fax or certified mail addressed to the Predecessor Fund and the Successor Fund, each at 1555 Peachtree Street, N.E. Atlanta, GA 30309, Attention: Secretary, fax number          .

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.

[          ], a [Massachusetts business trust] [Maryland corporation] [Pennsylvania business trust]

By:

Invesco Advisers, Inc.

By:
Name:
Title:

[          ] a Delaware statutory trust

By:

EXHIBIT A

CHART OF REDOMESTICATIONS

Predecessor Funds	Successor Funds	Redomesticating Fund
(and Share Classes)	(and Share Classes)	or Merging Fund

SCHEDULE 5.4

TAX OPINION

(i) The acquisition by the Successor Fund of all of the Assets of the Predecessor Fund, as provided for in the Agreement, in exchange solely for Successor Fund Shares and the assumption by the Successor Fund of all of the liabilities of the Predecessor Fund, followed by the distribution by the Predecessor Fund to its shareholders of the Successor Fund Shares in complete liquidation of the Predecessor Fund, will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code, and the Predecessor Fund and the Successor Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Predecessor Fund upon the transfer of all of its Assets to, and assumption of its liabilities by, the Successor Fund in exchange solely for Successor Fund Shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Successor Fund upon the receipt by it of all of the Assets of the Predecessor Fund in exchange solely for the assumption of the liabilities of the Predecessor Fund and issuance of the Successor Fund Shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Predecessor Fund upon the distribution of the Successor Fund Shares by the Predecessor Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the Assets of the Predecessor Fund received by the Successor Fund will be the same as the tax basis of such Assets in the hands of the Predecessor Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the Assets of the Predecessor Fund in the hands of the Successor Fund will include the periods during which such Assets were held by the Predecessor Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of the Predecessor Fund upon the exchange of all of their Predecessor Fund shares solely for the Successor Fund Shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Successor Fund Shares to be received by each shareholder of the Predecessor Fund will be the same as the aggregate tax basis of Predecessor Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Successor Fund Shares received by a shareholder of the Predecessor Fund will include the holding period of the Predecessor Fund shares exchanged therefor, provided that the shareholder held Predecessor Fund shares as a capital asset on the Closing Date pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Successor Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Predecessor Fund described in Section 381(c) of the Code as if there had been no Reorganization.

SCHEDULE 5.5

PREFERRED SHARE OPINION

The VMTP Shares issued by the Successor Fund in the Redomestication in exchange for Predecessor Fund VMTP Shares will be treated as equity of the Successor Fund for U.S. federal income tax purposes.

Exhibit B
Comparison of Governing Documents
          The Target Fund is a Massachusetts business trust (the “MA Trust”). Under Proposal 1, if approved, the MA Trust will reorganize into a newly formed Delaware statutory trust (a “DE Trust”). The following is a discussion of certain provisions of the governing instruments and governing laws of the MA Trust and its corresponding DE Trust, but is not a complete description thereof. Further information about the Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.
          Shares. The Trustees of the MA Trust have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the MA Trust indicate that the amount of common shares that the MA Trust may issue is unlimited. Preferred shares are limited to the amount set forth in the Declarations (defined below). Shares of the MA Trust have no preemptive rights.
          The Trustees of the DE Trust have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the DE Trust indicate that the amount of common and preferred shares that the DE Trust may issue is unlimited. Shares of the DE Trust have no preemptive rights.
          Organization. The MA Trust is organized as a Massachusetts business trust, under the laws of the Commonwealth of Massachusetts. The MA Trust is governed by its Declaration of Trust (a “Declaration”) and its bylaws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.
          The DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). The DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and together with the Declaration of the MA Trust, the “Declarations”) and its bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.
          Composition of the Board of Trustees. The Boards of Trustees of both the MA Trust and the DE Trust are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years.
          Shareholder Meetings and Rights of Shareholders to Call a Meeting. The stock exchanges on which the MA Trust shares are currently, and DE Trust’s shares will be, listed require annual meetings to elect trustees.
          The governing instruments for each MA Trust provide that special meetings of shareholders may be called by the Chair or a majority of the Trustees. In addition, special meetings of shareholders may also be called by the Secretary of a MA Trust upon written request of shareholders holding and entitled to vote not less than a majority of all the votes entitled to be cast at such meeting for matters that do not require a separate vote by each class of shares.
          The bylaws of the DE Trust authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The bylaws of the DE Trust also authorize a meeting of shareholders held for any purpose determined by the Trustees. The bylaws of the DE Trust state that shareholders have no power to call a special meeting of shareholders.
          Submission of Shareholder Proposals. The federal securities laws, which apply to the MA Trust and the DE Trust, require that certain conditions be met to present any proposal at a shareholder meeting. The matters to be considered and brought before an annual or special meeting of shareholders of the MA Trust and the DE Trust are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the bylaws of the MA Trust and the DE Trust contain provisions which require that notice be given to the DE Trust or MA Trust, respectively, by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
          In general, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of the MA Trust, written notice must be delivered to the Secretary of the MA Trust not less than 60 days, nor more than 90 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary, the written notice must be delivered by the later of the 60th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the MA Trust no later than the 10th date of such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the MA Trust to the Secretary of the MA Trust no later than the 10th date after such meeting is publicly announced or disclosed.
          For nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of the DE Trust, written notice must be delivered to the Secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the DE Trust no later than the 10th date of such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
          Quorum. The governing instruments of the MA Trust provide that a quorum will exist if shareholders representing a majority of the issued and outstanding shares entitled to vote at a shareholder meeting are present in person or represented by proxy.
          The bylaws of the DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
          Number of Votes; Aggregate Voting. The governing instruments of the MA Trust and the Declaration and bylaws of the DE Trust provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The MA Trust and the DE Trust do not provide for cumulative voting for the election or removal of Trustees.
          The governing instruments of the MA Trust generally provide that all share classes vote by class or series of the MA Trust, except as otherwise provided by applicable law, the governing instruments or resolution of the Trustees.

          The Declaration for the DE Trust generally provides that all shares are voted as a single class, except when required by applicable law, the governing instruments, or when the Trustees have determined that the matter affects the interests of one or more classes, then only the shareholders of all such affected classes are entitled to vote on the matter.
          Derivative Actions. Shareholders of the MA Trust have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the MA Trust or its shareholders.
          The Declaration for the DE Trust states that a shareholder may bring a derivative action on behalf of the DE Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold at least a majority of the outstanding shares must join in the demand for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
          Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of the MA Trust or DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
                    Election and Removal of Trustees. The shareholders of the MA Trust are entitled to vote, under certain circumstances, for the election and the removal of the Trustees. Subject to the rights of the preferred shareholders, if any, the Trustees of the MA Trust are elected by an affirmative vote of a majority of the outstanding shares present in person or represented by proxy. However, the preferred shareholders, if any, voting as a class elect at least two Trustees at all times. Preferred shareholders, if any, may also elect a majority of Trustees if dividends on the preferred shares have been unpaid for an amount equal to two full years’ of dividends. Any Trustees of the MA Trust may be removed at any meeting of shareholders by a vote of 80% of the outstanding shares of the class or classes of shares of beneficial interest that elected such Trustee.
          With regard to the DE Trust, Trustees are elected by the affirmative vote of a majority of the outstanding shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Preferred shareholders, voting as a separate class, solely elect at least two Trustees by the affirmative vote of a majority of the outstanding preferred shares. Under certain circumstances, as set forth by the Trustees in accordance with the Declaration, holders of preferred shares may elect at least a majority of the Board’s Trustees. The Declaration and bylaws of the DE Trust do not provide shareholders with the ability to remove Trustees.
                    Amendment of Governing Instruments. Except as described below, the Trustees of the MA Trust and DE Trust have the right to amend, from time to time, the governing instruments. For the MA Trust, the Trustees have the power to alter, amend or repeal the bylaws, or adopt new bylaws provided that bylaws adopted by shareholders may only be altered, amended or repealed by the shareholders, or by a majority of shares represented in person or by proxy. For the DE Trust, the bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.
          For the MA Trusts, shareholder approval is required to amend the Declaration, except that the Trustees may make changes necessary to comply with applicable law and to effect provisions regarding preferred shares, and may make certain other non-material changes, such as to correct a mistake, without shareholder approval. When shareholder approval is required, the vote needed to effect an amendment is a majority of the common shares and preferred shares outstanding and entitled to vote, voting as separate classes, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of each of such common shares and preferred shares. Notwithstanding the foregoing, any amendment to the Declaration that would reduce the amount payable upon liquidation of the MA Trusts or diminishing or eliminating shareholder voting rights pertaining thereto requires the approval of two-thirds of the class or classes of shareholders so affected. In addition, any amendment that would change or repeal the sections in the Declaration governing merger of the MA Trusts or conversion of the MA Trusts to open-end funds requires the affirmative vote of 80% of each of the common shares and preferred shares, voting as separate classes.
          For the DE Trust, the Board generally may amend the Declaration without shareholder approval, except: (i) any amendment to the Declaration approved by the Board that would reduce the shareholders’ rights to indemnification requires the vote of shareholders owning at least 75% of the outstanding shares; (ii) any amendments to the Declaration that would change the shareholder voting rights, declassify the Board or change the minimum or maximum number of Trustees permitted require the affirmative vote or consent by the Board of Trustees followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such amendments have been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative Majority Shareholder Vote is required (the “DE Trust’s Voting Standard”).
                    Mergers, Reorganizations, and Conversions. The governing instruments of the MA Trust provide that a merger, consolidation, conversion to an open-end company, or sale of assets requires the affirmative vote of not less than 80% of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes. Reorganization or incorporation requires the approval of the holders of a majority of each of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes. If the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, is sufficient authorization.
          For the DE Trust, any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the DE Trust’s Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
                    Principal Shareholder Transactions. The MA Trust requires a vote or consent of 80% of the common shares or preferred shares, if any, outstanding and entitled to vote, voting as separate classes, where a principal shareholder of the fund (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the fund’s outstanding shares) is the party to certain transactions.
                    The DE Trust requires a vote pursuant to the DE Trust’s Voting Standard for certain principal shareholder transactions. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
                    Termination of the Trust. With respect to the MA Trust, the termination of the MA Trust requires the affirmative vote of not less than 80% of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, at any meeting of shareholders, or an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by an affirmative vote of a majority of the outstanding shares of the MA Trust.
          The DE Trust may be dissolved upon a vote pursuant to the DE Trust’s Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the DE Trust and any national securities exchange. In addition, to spare shareholders the expense of a shareholder meeting in connection with the dissolution of a Fund, if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required.
          Liability of Shareholders. The Massachusetts statute governing business trusts does not include an express provision relating to the limitation of liability of the shareholders of a Massachusetts business trust. However, the

Declarations for the MA Trust provide that no shareholder will be personally liable in connection with the acts, obligations or affairs of the MA Trust. Consistent with Section 3803 of the Delaware Act, the Declaration of the DE Trust generally provides that shareholders will not be subject to personal liability for the acts or obligations of the DE Trust.
          Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both the DE Trust and the MA Trust generally provide that no Trustee or officer of the DE Trust and no Trustee, officer, employee or agent of the MA Trust is subject to any personal liability in connection with the assets or affairs of the DE Trust and the MA Trust, respectively, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
          Indemnification. The MA Trust generally indemnifies every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they becomes involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof.
          The Trustees, officers, employees or agents of the DE Trust (“Covered Persons”) are indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the bylaws and other applicable law. The bylaws provide that every Covered Person is indemnified by the DE Trust for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of Disabling Conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
          A DE Trust is indemnified by any common shareholder who brings an action against the Trust for all costs, expenses, penalties, fines or other amounts arising from such action to the extent that the shareholder is not the prevailing party. The DE Trust is permitted to redeem shares of and set off against any distributions to the shareholder for such amounts liable by the shareholder to the DE Trust.
          The Acquiring Fund is a Massachusetts business trust (the “IVK Trust”). Under Proposal 1, if approved, the IVK Trust will reorganize into a newly formed Delaware statutory trust (the “DE Trust”). The following is a discussion of certain provisions of the governing instruments and governing laws of the IVK Trust and its corresponding DE Trust, but is not a complete description thereof. Further information about the Acquiring Fund’s governance structure is contained in the Fund’s shareholder reports and its governing documents.
          Shares. The Trustees of the IVK Trust have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the IVK Trust indicate that the amount of common shares that the IVK Trust may issue is unlimited. Preferred shares are limited to the amount set forth in the Declarations (defined below). Shares of the IVK Trust have no preemptive rights.
          The Trustees of the DE Trust have the power to issue shares, including preferred shares, without shareholder approval. The governing documents of the DE Trust indicate that the amount of common and preferred shares that a DE Trust may issue is unlimited. Shares of the DE Trust have no preemptive rights.
          Organization. The IVK Trust is organized as a Massachusetts business trust, under the laws of the Commonwealth of Massachusetts. The IVK Trust is governed by its Declaration of Trust (the “Declaration”) and its bylaws, each as may be amended, and its business and affairs are managed under the supervision of its Board of Trustees.

          The DE Trust is organized as a Delaware statutory trust pursuant to the Delaware Statutory Trust Act (“Delaware Act”). The DE Trust is governed by its Amended and Restated Agreement and Declaration of Trust (also, a “Declaration” and, together with the Declaration of the IVK Trust, the “Declarations”) and its bylaws, and its business and affairs are managed under the supervision of its Board of Trustees.
          Composition of the Board of Trustees. The Boards of Trustees of both the IVK Trust and the DE Trust are divided into three classes, with the election of each class staggered so that each class is only up for election once every three years.
          Shareholder Meetings and Rights of Shareholders to Call a Meeting. The IVK Trust is required to hold annual shareholder meetings under its governing documents. The stock exchanges on which the IVK Trust shares are currently, and DE Trust’s shares will be, listed require annual meetings to elect trustees.
          The governing instruments for the IVK Trust provide that special meetings of shareholders may be called by a majority of the Trustees. In addition, special meetings of shareholders may also be called by any Trustee upon written request from shareholders holding in the aggregate not less than 51% of the outstanding common and/or preferred shares, if any (depending on whether they are voting as a single class or separately).
          The bylaws of the DE Trust authorize the Trustees to call a meeting of the shareholders for the election of Trustees. The bylaws of the DE Trust also authorize a meeting of shareholders for any purpose determined by the Trustees. The bylaws of the DE Trust state that shareholders have no power to call a special meeting of shareholders.
          Submission of Shareholder Proposals. The IVK Trust does not have provisions in its governing instruments that require shareholders to provide advance notice to the IVK Trust in order to present a proposal at a shareholder meeting. Nonetheless, the federal securities laws, which apply to the IVK Trust and the DE Trust, require that certain conditions be met to present any proposal at a shareholder meeting.
          The matters to be considered and brought before an annual or special meeting of shareholders of the DE Trust are limited to only those matters, including the nomination and election of Trustees, that are properly brought before the meeting. For proposals submitted by shareholders, the bylaws of the DE Trust contain provisions which require that notice be given to the DE Trust by an otherwise eligible shareholder in advance of the annual or special shareholder meeting in order for the shareholder to present a proposal at any such meeting and requires shareholders to provide certain information in connection with the proposal. These requirements are intended to provide the Board the opportunity to better evaluate the proposal and provide additional information to shareholders for their consideration in connection with the proposal. Failure to satisfy the requirements of these advance notice provisions means that a shareholder may not be able to present a proposal at the annual or special shareholder meeting.
          In general, for nominations and any other proposals to be properly brought before an annual meeting of shareholders by a shareholder of the DE Trust, written notice must be delivered to the Secretary of the DE Trust not less than 90 days, nor more than 120 days, prior to the first anniversary of the preceding year’s annual meeting. If the annual meeting is not scheduled to be held within a period that commences 30 days before such anniversary and ends 30 days after such anniversary (an “Other Annual Meeting Date”), the written notice must be delivered by the later of the 90th day prior to the meeting or the 10th day following the public announcement or disclosure of the meeting date provided, however, that if the Other Annual Meeting Date was disclosed in the proxy statement for the prior year’s annual meeting, the dates for receipt of the written notice shall be calculated based on the Other Annual Meeting Date and disclosed in the proxy statement for the prior year’s annual meeting. If the number of Trustees to be elected to the Board is increased and either all of the nominees for Trustee or the size of the increased Board are not publicly announced or disclosed at least 70 days prior to the first anniversary of the preceding year’s annual meeting, written notice will be considered timely if delivered to the Secretary of the DE Trust no later than the 10th date after such public announcement or disclosure. With respect to the nomination of individuals for election to the Board of Trustees at a special shareholder meeting, written notice must be delivered by a shareholder of the DE Trust to the Secretary of the DE Trust no later than the 10th date after such meeting is publicly announced or disclosed. Specific information, as set forth in the bylaws, about the nominee, the shareholder making the nomination, and the proposal must also be delivered, and updated as necessary if proposed at an annual meeting, by the shareholder of the DE Trust. The shareholder or a qualified representative must also appear at the annual or special meeting of shareholders to present about the nomination or proposed business.
          Quorum. The governing instruments of the IVK Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares of each class or series or combined class entitled to vote are present at the meeting in person or by proxy.
          The bylaws of the DE Trust provide that a quorum will exist if shareholders representing a majority of the outstanding shares entitled to vote are present or represented by proxy, except when a larger quorum is required by applicable law or the requirements of any securities exchange on which shares are listed for trading, in which case the quorum must comply with such requirements.
          Number of Votes; Aggregate Voting. The governing instruments of the IVK Trust and the Declaration and bylaws of the DE Trust provide that each shareholder is entitled to one vote for each whole share held as to any matter on which the shareholder is entitled to vote, and a proportionate fractional vote for each fractional share held. The IVK Trust and the DE Trust do not provide for cumulative voting for the election or removal of Trustees.
          The governing instruments of the IVK Trust generally provide that all share classes vote by class or series of the IVK Trust, except as otherwise provided by applicable law, the governing instruments or resolution of the Trustees.
          The Declaration for the DE Trust generally provides that all shares are voted as a single class, except when required by applicable law, the governing instruments, or when the Trustees have determined that the matter affects the interests of one or more classes, in which case only the shareholders of all such affected classes are entitled to vote on the matter.
          Derivative Actions. Shareholders of the IVK Trust have the power to vote as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the IVK Trust or its shareholders. Such shareholders have the power to vote to the same extent as the stockholders of a Massachusetts corporation.
          The Declaration for the DE Trust states that a shareholder may bring a derivative action on behalf of the DE Trust only if several conditions are met. These conditions include, among other things, a pre-suit demand upon the Board of Trustees and, unless a demand is not required, shareholders who hold at least a majority of the outstanding shares must join in the demand for the Board of Trustees to commence an action, and the Board of Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of the claim.
          Right to Vote. The 1940 Act provides that shareholders of a fund have the power to vote with respect to certain matters: specifically, for the election of trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution, and amendments to policies, goals or restrictions deemed to be fundamental. Shareholders also have the right to vote on certain matters affecting a fund or a particular share class thereof under their respective governing instruments and applicable state law. The following summarizes the matters on which shareholders have the right to vote as well as the minimum shareholder vote required to approve the matter. For matters on which shareholders of the IVK Trust or DE Trust do not have the right to vote, the Trustees may nonetheless determine to submit the matter to shareholders for approval. Where referenced below, the phrase “Majority Shareholder Vote” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of a fund’s outstanding shares are present or represented by proxy; or (b) more than 50% of a fund’s outstanding shares.
                    Election and Removal of Trustees. The shareholders of the IVK Trust are entitled to vote, under certain circumstances, for the election and the removal of Trustees. Subject to the rights of the preferred shareholders, if any, the Trustees of the IVK Trust are elected by a plurality vote (i.e., the nominees receiving the greatest number of votes are elected). Any Trustee of the IVK Trust may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the class or classes of shares of beneficial interest that elected such Trustee.

          With regard to the DE Trust, Trustees are elected by the affirmative vote of a majority of the outstanding shares of the DE Trust present in person or by proxy and entitled to vote at a meeting of the shareholders at which a quorum is present. Preferred shareholders, voting as a separate class, solely elect at least two Trustees by the affirmative vote of a majority of the outstanding preferred shares. Under certain circumstances, as set forth by the Trustees in accordance with the Declaration, holders of preferred shares may elect at least a majority of the Board’s Trustees. The Declaration and bylaws of the DE Trust do not provide shareholders with the ability to remove Trustees.
                    Amendment of Governing Instruments. Except as described below, the Trustees of the IVK Trust and DE Trust have the right to amend, from time to time, the governing instruments. For the IVK Trust, the Trustees have the power to alter, amend or repeal the bylaws, or adopt new bylaws, provided that bylaws adopted by shareholders may only be altered, amended or repealed by the shareholders. For the DE Trust, the bylaws may be altered, amended, or repealed by the Trustees, without the vote or approval of shareholders.
          For the IVK Trust, shareholder approval is required to amend the Declaration, except that the Trustees may make changes necessary to comply with applicable law and to effect the provisions regarding preferred shares, and may make certain other non-material changes, such as to correct a mistake, without shareholder approval. When shareholder approval is required, the vote needed to effect an amendment is a Majority Shareholder Vote of the common shares and the preferred shares, if any, outstanding and entitled to vote, voting as separate classes, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of each of such common shares and preferred shares. Notwithstanding the foregoing, any amendment to the Declaration that would reduce the amount payable upon liquidation of the IVK Trust or diminishing or eliminating shareholder voting rights pertaining thereto requires the approval of two-thirds of the class or classes of shareholders so affected. In addition, any amendment that would change or repeal the sections in the Declaration governing termination or merger of the IVK Trust or conversion of the IVK Trust to open-end funds requires the affirmative vote of 75% of each of the common shares and preferred shares, voting as separate classes.
          For the DE Trust, the Board generally may amend the Declaration without shareholder approval, except: (i) any amendment to the Declaration approved by the Board that would reduce the shareholders’ rights to indemnification requires the vote of shareholders owning at least 75% of the outstanding shares; (ii) any amendments to the Declaration that would change shareholder voting rights, declassify the Board or change the minimum or maximum number of Trustees permitted require the affirmative vote or consent by the Board of Trustees followed by the affirmative vote or consent of shareholders owning at least 75% of the outstanding shares, unless such amendments have been previously approved, adopted or authorized by the affirmative vote of at least 66 2/3% of the Board of Trustees, in which case an affirmative Majority Shareholder Vote is required (the “DE Trust’s Voting Standard”).
                    Mergers, Reorganizations, and Conversions. The governing instruments of the IVK Trust provide that a merger, consolidation, sale, lease or exchange requires the affirmative vote of not less than 66 2/3% of the common shares and the preferred shares, if any, outstanding and entitled to vote, voting as separate classes. If the merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, is sufficient authorization. Conversion to an open-end company is required to be approved by at least a majority of the Trustees, including those who are not interested persons as defined in the 1940 Act, and a Majority Shareholder Vote of each of the common shares and preferred shareholders, if any, voting as separate classes. An incorporation or reorganization requires the approval of a majority of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes.
          For the DE Trust, any such merger, consolidation, conversion, reorganization, or reclassification requires approval pursuant to the DE Trust’s Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
                    Principal Shareholder Transactions. The IVK Trust requires a vote or consent of 75% of the common shares or preferred shares, if any, outstanding and entitled to vote, voting as separate classes, where a principal shareholder of a fund (i.e., any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the fund’s outstanding shares) is the party to certain transactions.
The DE Trust requires a vote pursuant to the DE Trusts’ Voting Standard for certain principal shareholder transactions. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the Trust and any national securities exchange.
                    Termination of a Trust. With respect to the IVK Trust, the affirmative vote of not less than 75% of the common shares and preferred shares, if any, outstanding and entitled to vote, voting as separate classes, at any meeting of shareholders, or by an instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than 75% of each of such common shares and preferred shares, is required for termination of the IVK Trust.
          The DE Trust may be dissolved upon a vote pursuant to the DE Trust’s Voting Standard. The vote required is in addition to the vote or consent of shareholders otherwise required by law or by the terms of any class of preferred shares or any agreement between the DE Trust and any national securities exchange. In addition, to spare shareholders the expense of a shareholder meeting in connection with the dissolution of a Fund, if the affirmative vote of at least 75% of the Board approves the dissolution, shareholder approval is not required.
          Liability of Shareholders. The Massachusetts statute governing business trusts does not include an express provision relating to the limitation of liability of the shareholders of a Massachusetts business trust. However, the Declaration for the IVK Trust provides that no shareholder will be personally liable in connection with the acts, obligations or affairs of the IVK Trust. Consistent with Section 3803 of the Delaware Act, the Declaration of the DE Trust generally provides that shareholders will not be subject to personal liability for the acts or obligations of the DE Trust.
          Liability of Trustees and Officers. Consistent with the 1940 Act, the governing instruments for both the DE Trust and the IVK Trust generally provide that no Trustee or officer of a DE Trust and no Trustee, officer, employee or agent of the IVK Trust is subject to any personal liability in connection with the assets or affairs of the DE Trust and the IVK Trust and the, respectively, except for liability arising from his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office (“Disabling Conduct”).
          Indemnification. The IVK Trust generally indemnifies every person who is or has been a Trustee or officer of the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by them in connection with any claim, action, suit or proceeding in which they becomes involved as a party or otherwise by virtue of their being or having been a Trustee or officer and against amounts paid or incurred by them in the settlement thereof, except otherwise for Disabling Conduct.
          The Trustees, officers, employees or agents of the DE Trust (“Covered Persons”) are indemnified by the DE Trust to the fullest extent permitted by the Delaware Act, the bylaws and other applicable law. The bylaws provide that every Covered Person is indemnified by the DE Trust for expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. For proceedings not by or in the right of the DE Trust (i.e., derivative lawsuits), every Covered Person is indemnified by the DE Trust for expenses actually and reasonably incurred in the investigation, defense or settlement in any proceeding to which such Covered Person is made a party or is threatened to be made a party, or is involved as a witness, by reason of the fact that such person is a Covered Person. No Covered Person is indemnified for any expenses, judgments, fines, amounts paid in settlement, or other liability or loss arising by reason of Disabling Conduct or for any proceedings by such Covered Person against the Trust. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person engaged in Disabling Conduct.
          A DE Trust is indemnified by any common shareholder who brings an action against the Trust for all costs, expenses, penalties, fines or other amounts arising from such action to the extent that the shareholder is not the prevailing party. The DE Trust is permitted to redeem shares of and set off against any distributions to the shareholder for such amounts liable by the shareholder to the DE Trust.

Exhibit C
Comparison of State Laws
          The laws governing Massachusetts business trusts and Delaware statutory trusts have similar effect, but they differ in certain respects. Both the Massachusetts business trust law (“MA Statute”) and the Delaware statutory trust act (“DE Statute”) permit a trust’s governing instrument to contain provisions relating to shareholder rights and removal of trustees, and provide trusts with the ability to amend or restate the trust’s governing instruments. However, the MA Statute is silent on many of the salient features of a Massachusetts business trust (a “MA Trust”) whereas the DE Statute provides guidance and offers a significant amount of operational flexibility to Delaware statutory trusts (a “DE Trust”). The DE Statute provides explicitly that the shareholders and trustees of a Delaware Trust are not liable for obligations of the trust to the same extent as under corporate law, while under the MA Statute, shareholders and trustees could potentially be liable for trust obligations. The DE Statute authorizes the trustees to take various actions without requiring shareholder approval if permitted by a Fund’s governing instruments. For example, trustees may have the power to amend the Delaware trust instrument, merge or consolidate a Fund with another entity, and to change the Delaware trust’s domicile, in each case without a shareholder vote.
          The following is a discussion of only certain material differences between the DE Statute and MA Statute, as applicable, and is not a complete description of them. Further information about each Fund’s current trust structure is contained in such Fund’s organizational documents and in relevant state law.

	Delaware Statutory Trust	Massachusetts Business Trust
Governing Documents/Governing Body	A DE Trust is formed by the filing of a certificate of trust with the Delaware Secretary of State. A DE Trust is an unincorporated association organized under the DE Statute whose operations are governed by its governing document (which may consist of one or more documents). Its business and affairs are managed by or under the direction of one or more trustees. As described in this chart, DE Trusts are granted a significant amount of organizational and operational flexibility. Delaware law makes it easy to obtain needed shareholder approvals, and also permits the management of a DE Trust to take various actions without being required to make state filings or obtain shareholder approval.	A MA Trust is created by the trustees’ execution of a written declaration of trust. A MA Trust is required to file the declaration of trust with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business. A MA Trust is a voluntary association with transferable shares of beneficial interests, organized under the MA Statute. A MA Trust is considered to be a hybrid, having characteristics of both corporations and common law trusts. A MA Trust’s operations are governed by a trust document and bylaws. The business and affairs of a MA Trust are managed by or under the direction of a board of trustees.

MA Trusts are also granted a significant amount of organizational and operational flexibility. The MA Statute is silent on most of the salient features of MA Trusts, thereby allowing trustees to freely structure the MA Trust. The MA Statute does not specify what information must be contained in the declaration of trust, nor does it require a registered officer or agent for service of process.

Ownership Shares of Interest	Under both the DE Statute and the MA Statute, the ownership interests in a DE Trust and MA Trust are denominated as “beneficial interests” and are held by “beneficial owners.”

Series and Classes	Under the DE Statute, the governing document may provide for classes, groups or series of shares,	The MA Statute is silent as to any requirements for the creation of such series or classes.

	Delaware Statutory Trust	Massachusetts Business Trust
having such relative rights, powers and duties as shareholders set forth in the governing document. Such classes, groups or series may be described in a DE Trust’s governing document or in resolutions adopted by its trustees.

Shareholder Voting Rights	Under the DE Statute, the governing document may set forth any provision relating to trustee and shareholder voting rights, including the withholding of such rights from certain trustees or shareholders. If voting rights are granted, the governing document may contain any provision relating to the exercise of voting rights. No state filing is necessary and, unless required by the governing document, shareholder approval is not needed.	There is no provision in the MA Statute addressing voting by the shareholders of a MA Trust.

Quorum	Under the DE Statute, the governing document may set forth any provision relating to quorum requirements at meetings of shareholders.	There is no provision in the MA Statute addressing quorum requirements at meetings of shareholders of a MA Trust.

Shareholder Meetings	Neither the DE Statute nor the MA Statute mandates an annual shareholders’ meeting.

Organization of Meetings	Neither the DE Statute nor the MA Statute contain provisions relating to the organization of shareholder meetings.

Record Date	Under the DE Statute, the governing document may provide for record dates.	There is no record date provision in the MA Statute.

Qualification and Election of Trustees	Under the DE Statute, the governing documents may set forth the manner in which trustees are elected and qualified.	The MA Statute does not contain provisions relating to the election and qualification of trustees of a MA Trust.

Removal of Trustees	Under the DE Statute, the governing documents of a DE Trust may contain any provision relating to the removal of trustees; provided, however, that there shall at all times be at least one trustee of a DE Trust.	The MA Statute does not contain provisions relating to the removal of trustees.

Restrictions on Transfer	Neither the DE Statute nor the MA Statute contain provisions relating to the ability of a DE Trust or MA Trust, as applicable, to restrict transfers of beneficial interests.

Preemptive Rights and Redemption of Shares	Under each of the DE Statute and the MA Statute, a governing document may contain any provision relating to the rights, duties and obligations of the shareholders.

Liquidation Upon Dissolution or Termination Events	Under the DE Statute, a DE Trust that has dissolved shall first pay or make reasonable provision to pay all known claims and obligations, including those that are contingent, conditional and unmatured, and all known claims and obligations for which the claimant is unknown. Any remaining assets shall be distributed to the shareholders or as otherwise provided in the governing document.	The MA Statute has no provisions pertaining to the liquidation of a MA Trust.

	Delaware Statutory Trust	Massachusetts Business Trust
Shareholder Liability	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust, shareholders of a DE Trust are entitled to the same limitation of personal liability extended to shareholders of a private corporation organized for profit under the General Corporation Law of the State of Delaware.	The MA Statute does not include an express provision relating to the limitation of liability of the shareholders of a MA Trust. The shareholders of a MA Trust could potentially be held personally liable for the obligations of the trust, notwithstanding an express provision in the governing document stating that the shareholders are not personally liable in connection with trust property or the acts, obligations or affairs of the MA Trust.

Trustee/Director Liability	Subject to the provisions in the governing document, the DE Statute provides that a trustee or any other person managing the DE Trust, when acting in such capacity, will not be personally liable to any person other than the DE Trust or a shareholder of the DE Trust for any act, omission or obligation of the DE Trust or any trustee. To the extent that at law or in equity a trustee has duties (including fiduciary duties) and liabilities to the DE Trust and its shareholders, such duties and liabilities may be expanded or restricted by the governing document.	The MA Statute does not include an express provision limiting the liability of the trustee of a MA Trust. The trustees of a MA Trust could potentially be held personally liable for the obligations of the trust.

Indemnification	Subject to such standards and restrictions as may be contained in the governing document of a DE Trust, the DE Statute authorizes a DE Trust to indemnify and hold harmless any trustee, shareholder or other person from and against any and all claims and demands.	The MA Statute is silent as to the indemnification of trustees, officers and shareholders.

Insurance	Neither the DE Statute nor the MA Statute contain provisions regarding insurance.

Shareholder Right of Inspection	Under the DE Statute, except to the extent otherwise provided in the governing document of a DE Trust and subject to reasonable standards established by the trustees, each shareholder has the right, upon reasonable demand for any purpose reasonably related to the shareholder’s interest as a shareholder, to obtain from the DE Trust certain information regarding the governance and affairs of the DE Trust, including a current list of the name and last known address of each beneficial owner and trustee. In addition, the DE Statute permits the trustees of a DE Trust to keep confidential from shareholders for such period of time as deemed reasonable any information that the trustees in good faith believe would not be in the best interest of the DE Trust to disclose or that could damage the DE Trust or that the DE Trust is required by law or by agreement with a third party to keep confidential.	There is no provision in the MA Statute relating to shareholder inspection rights.

	Delaware Statutory Trust	Massachusetts Business Trust
Derivative Actions	Under the DE Statute, a shareholder may bring a derivative action if trustees with authority to do so have refused to bring the action or if a demand upon the trustees to bring the action is not likely to succeed. A shareholder may bring a derivative action only if the shareholder is a shareholder at the time the action is brought and: (a) was a shareholder at the time of the transaction complained about or (b) acquired the status of shareholder by operation of law or pursuant to the governing document from a person who was a shareholder at the time of the transaction. A shareholder’s right to bring a derivative action may be subject to such additional standards and restrictions, if any, as are set forth in the governing document.	There is no provision under the MA Statute regarding derivative actions.

Arbitration of Claims	The DE Statute provides flexibility as to providing for arbitration pursuant to the governing documents of a DE Trust.	There is no provision under the MA Statute regarding arbitration.

Amendments to Governing Documents	The DE Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a DE Trust. Amendments to the declaration that do not change the information in the DE Trust’s certificate of trust are not required to be filed with the Delaware Secretary of State.	The MA Statute provides broad flexibility as to the manner of amending and/or restating the governing document of a MA Trust. The MA Statute provides that the trustees shall, within thirty days after the adoption of any amendment to the declaration of trust, file a copy with the Secretary of the Commonwealth of Massachusetts and with the clerk of every city or town in Massachusetts where the trust has a usual place of business.

EXHIBIT D

FORM OF AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (“Agreement”) is adopted as of this   day of          , 2012 by and among (i) each of the Invesco closed-end registered investment companies identified as a Merging Fund on Exhibit A hereto, each a Delaware statutory trust (each a “Merging Fund”); (ii) each of the Invesco closed-end registered investment companies identified as a Surviving Fund on Exhibit A hereto, each a Delaware statutory trust (each a “Surviving Fund”); and (iii) Invesco Advisers, Inc. (“IAI”). The predecessor to each Merging Fund, each a Massachusetts business trust except the predecessor to the Invesco High Yield Investment Fund, Inc., which is a Maryland corporation (each a “Predecessor Merging Fund”), and the predecessor to each Surviving Fund, each a Massachusetts business trust (each a “Predecessor Surviving Fund”), joins this agreement solely for the purposes of making the representations in paragraph 4.1 or 4.2, as applicable, and agreeing to be bound by paragraphs 5.1(a), 5.1(b), 5.1(d) and 5.1(i). Each Merging Fund and Surviving Fund are together referred to herein as the “Funds” and each Predecessor Merging Fund and Predecessor Surviving Fund are referred to individually as a “Predecessor Fund.”

WHEREAS, each Merging Fund and each Surviving Fund is a closed-end, registered investment company of the management type; and

WHEREAS, this Agreement is intended to be and is adopted as a “plan of reorganization” with respect to each Merger (as defined below) within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and Treasury Regulations Sections 1.368-2(g) and 1.368-3(a); and

WHEREAS, each merger will consist of the merger of a Merging Fund into its corresponding Surviving Fund, as set forth on Exhibit A, pursuant to the provisions of the Delaware Statutory Trust Act, 12 Del. C. Section 3801, et seq. (the “DSTA”), and will have the consequences described in Section 1.2 below (each such transaction, a “Merger” and collectively, the “Mergers”); and

WHEREAS, a condition precedent to each Merger is the redomestication of the Predecessor Merging Fund and the Predecessor Surviving Fund from a Massachusetts business trust or Maryland corporation, as applicable, to a Delaware statutory trust, which will include the transfer of all of the Predecessor Fund’s assets and assumption of all of the Predecessor Fund’s liabilities by the applicable Fund in exchange for the issuance by such Fund to the Predecessor Fund of shares of beneficial interest of the Fund and the distribution of those shares to the Predecessor Fund’s shareholders (each a “Redomestication”);

WHEREAS, the Boards of Trustees of each Surviving Fund and of each Merging Fund have determined that the Merger is in the best interests of the Surviving Fund and the Merging Fund, respectively, and the interests of the shareholders of the Surviving Fund and the Merging Fund will not be diluted as a result of the Merger;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.	DESCRIPTION OF THE MERGERS

1.1.  It is the intention of the parties hereto that each Merger described herein shall be conducted separately from the others, and a party that is not a party to a Merger shall incur no obligations, duties or liabilities, nor make any representations, warranties or covenants, with respect to such Merger by reason of being a party to this Agreement. If any one or more Mergers should fail to be consummated, such failure shall not affect the other Mergers in any way.

1.2.  Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, with respect to each Merging Fund and its corresponding Surviving Fund, at the Closing Time (as defined below), the Merging Fund shall be merged with and into the Surviving Fund, the separate existence of the Merging Fund as a Delaware Statutory Trust and registered investment company shall cease, and the Surviving Fund will be the surviving entity for all purposes, including accounting purposes and for purposes of presenting investment performance history.

1.3.  Upon the terms and subject to the conditions of this Agreement, on the Closing Date (as defined below), the applicable parties shall cause the Merger to be consummated by filing a certificate of merger (a “Certificate of Merger”) with the Secretary of State of the State of Delaware in accordance with Section 3815 of the DSTA. The Merger shall become effective at 9:15 a.m. Eastern Time, as shall be specified in a Certificate of Merger duly filed with the Secretary of the State of Delaware, or at such later date or time as the parties shall agree and specify in the Certificate of Merger (the “Closing Time”).

1.4.  As a result of operation of the applicable provisions of the DSTA, the following events occur simultaneously at the Closing Time, except as otherwise provided herein:

(a) all of the assets, property, goodwill, rights, privileges, powers and franchises of the Merging Fund, including, without limitation, all cash, securities, commodities and futures interests, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), dividends or interest receivable, deferred or prepaid expenses shown as an asset on the books of the Merging Fund on the Closing Date, goodwill, contractual rights, originals or copies of all books and records of the Merging Fund and all intangible property that is owned by the Merging Fund (collectively, the “Merging Fund Assets”) shall vest in the Surviving Fund, and all of the liabilities, debts, obligations, restrictions and duties of the Merging Fund (whether known or unknown, absolute or contingent, accrued or unaccrued and including, without limitation, any liabilities of the Merging Fund to indemnify the trustees or officers of the Merging Fund or any other persons under the Merging Fund’s Declaration of Trust or otherwise, and including all liabilities, debts, obligations, restrictions and duties of the Predecessor Fund assumed by the Merging Fund pursuant to the Redomestication) (collectively, the “Merging Fund Liabilities”) shall become the liabilities, debts, obligations, restrictions and duties of the Surviving Fund;

(b) Merging Fund common shares of beneficial interest (the “Merging Fund Common Shares”) shall be converted into Surviving Fund common shares of beneficial interest (the “Surviving Fund Common Shares”) and Merging Fund preferred shares of beneficial interest, if any (the “Merging Fund Preferred Shares”), shall be converted into Surviving Fund preferred shares of beneficial interest (the “Surviving Fund Preferred Shares”). Prior to the Closing Time or as soon as practicable thereafter, the Surviving Fund will open shareholder accounts on the share ledger records of the Surviving Fund in the names of and in the amounts due to the shareholders of the Merging Fund Common Shares and Merging Fund Preferred Shares (if any) based on their respective holdings in the Merging Fund as of the close of business on the Valuation Date, as more fully described in Section 3 below;

(c) At the Closing Time, the agreement and declaration of trust and bylaws of the Surviving Fund in effect immediately prior to the Closing Time shall continue to be the agreement and declaration of trust and bylaws of the Surviving Fund, until and unless thereafter amended in accordance with their respective terms;

(d) From and after the Closing Time, the trustees and officers of the Surviving Fund shall continue to be the trustees and officers of the combined Merging Fund and Surviving Fund, and such trustees and officers shall serve for such terms as are provided in the agreement and declaration of trust and the bylaws of the Surviving Fund; and

(e) From and after the Closing Time, the Surviving Fund’s investment objectives, strategies, policies and restrictions shall continue to be the investment objectives, strategies, policies and restrictions of the combined Merging Fund and Surviving Fund.

2.	VALUATION

2.1.  Computations of value in connection with the Closing (as defined below) of each Merger shall be as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the business day immediately preceding the Closing Date (the “Valuation Date”).

2.2.  All computations of value of the Merging Fund, the Merging Fund Common Shares, the Merging Fund Preferred Shares (if any), the Merging Fund Assets and the Merging Fund Liabilities shall be made using the Merging Fund’s valuation procedures established by the Merging Fund’s Board of Trustees. All computations of value of the Surviving Fund, the Surviving Fund Common Shares, the Surviving Fund Preferred Shares (if any) and the Surviving Fund’s assets and liabilities shall be made using the Surviving Fund’s valuation procedures established by the Surviving Fund’s Board of Trustees.

3.	CLOSING AND CLOSING DATE

3.1.  Each Merger shall close on          , 2012 or such other date as the parties may agree with respect to any or all Mergers (the “Closing Date”). All acts taking place at the closing of a Merger (the “Closing”) shall be deemed to take place simultaneously as of the Closing Time unless otherwise agreed to by the parties. In the event that on the Valuation Date or the Closing Date (a) the NYSE or another primary trading market for portfolio securities of the Merging Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Merging Fund or the corresponding Surviving Fund or the authorized officers of either of such entities, accurate appraisal of the value of the net assets of the Surviving Fund or the Merging Fund, respectively, is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.2.  With respect to each Merger:

(a) The Merging Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred and delivered by the Merging Fund as of the Closing Date, or as soon as reasonably practicable thereafter, to the Surviving Fund’s custodian for the account of the Surviving Fund, duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof.

(b) No later than the Closing, the Merging Fund shall provide the Surviving Fund or its transfer agent with the names, addresses, dividend reinvestment elections and tax withholding status of the Merging Fund shareholders as of the Valuation Date and the information and documentation maintained by the Merging Fund or its agents relating to the identification and verification of the Merging Fund shareholders under the USA PATRIOT Act and other applicable anti-money laundering laws, rules and regulations and such other information as the Surviving Fund may reasonably request. The Surviving Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

(c) The Surviving Fund shall issue and deliver to the Merging Fund a confirmation evidencing the Surviving Fund Common Shares and Surviving Fund Preferred Shares, if any, to be credited on the Closing Date, or provide other evidence satisfactory to the Merging Fund that such shares have been credited to the Merging Fund shareholders’ accounts on the books of the Surviving Fund.

(d) Surviving Fund Common Shares of an aggregate net asset value equal to the aggregate net asset value of the Merging Fund Common Shares shall be issued by the Surviving Fund to the holders of the Merging Fund Common Shares in exchange for all of the Merging Fund Common Shares. The aggregate net asset value of such shares shall be determined as set forth in Section 2 above.

(e) Surviving Fund Preferred Shares of an aggregate liquidation preference equal to the aggregate liquidation preference of the Merging Fund Preferred Shares shall be issued by the Surviving Fund to the holders of the Merging Fund Preferred Shares, if any, in exchange for all of the Merging Fund Preferred Shares. The terms of the Surviving Fund Preferred Shares shall be substantially the same as the terms of the Merging Fund Preferred Shares.

(f) The Surviving Fund shall not issue certificates representing Surviving Fund Common Shares in connection with the Merger. Any certificates representing ownership of Merging Fund Common Shares that remain outstanding at the Closing Time shall be deemed to be cancelled by operation of law and shall no longer evidence ownership of the Merging Fund or its shares.

4.	REPRESENTATIONS AND WARRANTIES

4.1.  Each Merging Fund and Predecessor Merging Fund represents and warrants to the corresponding Surviving Fund as follows:

(a) The Merging Fund is duly formed as a statutory trust, validly existing, and in good standing under the laws of the State of Delaware with power under its agreement and declaration of trust and bylaws (“Governing Documents”), to own all of its Merging Fund Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder;

(b) The Merging Fund is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority, the Financial Industry Regulatory Authority (“FINRA”) or any stock exchange on which shares of the Merging Fund are listed is required for the consummation by the Merging Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Time);

(d) The Merging Fund is not obligated under any provision of its Governing Documents and is not a party to any contract or other commitment or obligation, and is not subject to any order or decree, which would be violated by its execution or performance under this Agreement, except insofar as the Funds have mutually agreed to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Merger;

(e) The Merging Fund is authorized to issue an unlimited number of Common Shares and an unlimited number of Preferred Shares and all of the issued and outstanding shares of beneficial interest of the Merging Fund are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Merging Fund and no shareholder of the Merging Fund will have any preemptive right of subscription or purchase in respect thereof and, in every state where offered or sold, such offers and sales by the Merging Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the Securities Act of 1933, as amended (the “1933 Act”) and state and District of Columbia securities laws;

(f) Except as otherwise disclosed to and accepted by or on behalf of the Surviving Fund, the Merging Fund will on the Closing Date have good title to the Merging Fund Assets and have full right, power and authority to sell, assign, transfer and deliver such Merging Fund Assets free of adverse claims, including any liens or other encumbrances, and upon delivery and payment for such Merging Fund Assets, the Surviving Fund will acquire good title thereto, free of adverse claims and subject to no restrictions on the full transfer thereof, including, without limitation, such restrictions as might arise under the 1933 Act, provided that the Surviving Fund will acquire Merging Fund Assets that are segregated as collateral for the Merging Fund’s derivative positions, including, without limitation, as collateral for swap positions and as margin for futures positions, subject to such segregation and liens that apply to such Merging Fund Assets;

(g) The financial statements of the Merging Fund for the Merging Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm appointed by the Merging Fund’s Board of Trustees. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Merging Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Merging Fund as of such date in accordance with GAAP;

(h) The Merging Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of the Merging Fund’s most recently completed fiscal year or half-year and those incurred in the ordinary course of the Merging Fund’s business as an investment company since such date;

(i) There are no material legal, administrative or other proceedings pending or, to the knowledge of the Merging Fund, threatened against the Merging Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of the Merging Fund, other than as have been disclosed to the Surviving Fund;

(j) The registration statement filed by the Surviving Fund on Form N-14, which includes, among other things, a proxy statement of the Merging Fund and a prospectus of the Surviving Fund with respect to the transactions contemplated herein (including the statement of additional information incorporated by reference therein, the “Joint Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents included or incorporated by reference therein (collectively, as so amended or supplemented, the “N-14 Registration Statement”), on its effective date, at the time of the shareholders meeting called to vote on the proposals set forth in the Joint Proxy Statement/Prospectus and on the Closing Date, insofar as it relates to the Merging Fund, (i) complied or will comply in all material respects with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and the rules and regulations thereunder (ii) did not or will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus, as of its date, at the time of the shareholders meeting called to vote on the proposals set forth therein and on the Closing Date, insofar as it relates to the Merging Fund, (i) complied or will comply in all material respects with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall apply only to statements in or omissions from the N-14 Registration Statement or the Joint Proxy Statement/Prospectus made in reliance upon and in conformity with information furnished by the Merging Fund for use in the N-14 Registration Statement or the Joint Proxy Statement/Prospectus.

(k) On the Closing Date, all material Returns (as defined below) of the Merging Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Merging Fund’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Merging Fund or its assets resulting from the non-payment of any Taxes; no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Merging Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements. As used in this Agreement, “Tax” or “Taxes” means any tax, governmental fee or other like assessment or charge of any kind whatsoever (including, but not limited to, withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (domestic or foreign) responsible for the imposition of any such tax. “Return” means reports, returns, information returns, elections, agreements, declarations, or other documents of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

(l) The Merging Fund has elected to be a “regulated investment company” under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Merging Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Merging Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. In order to (A) ensure continued qualification of the Merging Fund for treatment as a regulated investment company for tax purposes and (B) eliminate any tax liability of the Merging Fund arising by reason of undistributed investment company taxable income or net capital gain, the Merging Fund, before the Closing Date, will declare on or prior to the Valuation Date to the shareholders of the Merging Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) all of Merging Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending on the Closing Date (in each case determined without regard to any deductions for dividends paid); (ii) all of Merging Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Merging Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Merging Fund and, subject to the approval of the shareholders of the Funds and the due authorization, execution and delivery of this Agreement by IAI, this Agreement will constitute a valid and binding obligation of the Merging Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) All of the issued and outstanding Merging Fund Common Shares were offered for sale and sold in conformity with all applicable federal and state securities laws.

(o) The books and records of the Merging Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Merging Fund;

(p) The Merging Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

(q) The Merging Fund has no unamortized or unpaid organizational fees or expenses; and

(r) There are no material contracts outstanding to which the Merging Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Surviving Fund prior to the Closing Time.

4.2.  Each Surviving Fund and Predecessor Surviving Fund represents and warrants to the corresponding Merging Fund as follows:

(a) The Surviving Fund is duly formed as a statutory trust, validly existing, and in good standing under the laws of the State of Delaware, with power under its agreement and declaration of trust, as amended (the “Agreement and Declaration of Trust”), to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;

(b) The Surviving Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect;

(c) No consent, approval, authorization, or order of any court, governmental authority, FINRA or any stock exchange on which shares of the Surviving Fund are listed is required for the consummation by the Surviving Fund of the transactions contemplated herein, except such as have been or will be obtained (at or prior to the Closing Time);

(d) The financial statements of the Surviving Fund for the Surviving Fund’s most recently completed fiscal year have been audited by the independent registered public accounting firm appointed by the Surviving Fund’s Board of Trustees. Such statements, as well as the unaudited, semi-annual financial statements for the semi-annual period next succeeding the Surviving Fund’s most recently completed fiscal year, if any, were prepared in accordance with GAAP consistently applied, and such statements present fairly, in all material respects, the financial condition of the Surviving Fund as of such date in accordance with GAAP;

(e) The Surviving Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of the Surviving Fund’s most recently completed fiscal year or half-year and those incurred in the ordinary course of the Surviving Fund’s business as an investment company since such date;

(f) There are no material legal, administrative or other proceedings pending or, to the knowledge of Surviving Fund, threatened against Surviving Fund which assert liability or which may, if successfully prosecuted to their conclusion, result in liability on the part of Surviving Fund, other than as have been disclosed to the Merging Fund;

(g) The N-14 Registration Statement, on its effective date, at the time of the shareholders meeting called to vote on the proposals set forth in the Joint Proxy Statement/Prospectus and on the Closing Date, (i) complied or will comply in all material respects with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Joint Proxy Statement/Prospectus, as of its date, at the time of the shareholders meeting called to vote on the proposals set forth therein and on the Closing Date (i) complied or will comply in all material respects with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and (ii) did not or will not contain any untrue statement of a material fact or omit any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement or the Joint Proxy Statement/Prospectus made in reliance upon and in conformity with information furnished by the Merging Fund for use in the N-14 Registration Statement or the Joint Proxy Statement/Prospectus;

(h) On the Closing Date, all material Returns of the Surviving Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Surviving Fund’s knowledge, no such Return is currently under audit by any federal, state, local or foreign Tax authority; no assessment has been asserted with respect to such Returns; there are no levies, liens or other encumbrances on the Surviving Fund or its assets resulting from the non-payment of any Taxes; and no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending; and adequate provision has been made in the Surviving Fund financial statements for all Taxes in respect of all periods ended on or before the date of such financial statements;

(i) The Surviving Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund that is treated as a separate corporation under Section 851(g) of the Code. The Surviving Fund has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Surviving Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it;

(j) All issued and outstanding Surviving Fund shares are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund and, in every state where offered or sold, such offers and sales by the Surviving Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws or exemptions therefrom, and there will be a sufficient number of such shares registered under the 1933 Act or exempt from such registration and, as may be necessary, with applicable state securities commissions, to permit the issuances contemplated by this Agreement to be consummated;

(k) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Surviving Fund and subject to the approval of the shareholders of the Funds and the due authorization, execution and delivery of this Agreement by IAI, this Agreement will constitute a valid and binding obligation of the Surviving Fund enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The Surviving Fund Common Shares and Surviving Fund Preferred Shares (if any) to be issued and delivered to the Merging Fund, for the account of the Merging Fund shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Surviving Fund, and will be fully paid and non-assessable by the Surviving Fund and no shareholder of the Surviving Fund will have any preemptive right of subscription or purchase in respect thereof;

(m) The books and records of the Surviving Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Surviving Fund;

(n) The Surviving Fund is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code; and

(o) The Surviving Fund has no unamortized or unpaid organizational fees or expenses for which it does not expect to be reimbursed by Invesco or its affiliates.

5.	COVENANTS OF THE SURVIVING FUND AND THE MERGING FUND

5.1.  With respect to each Merger:

(a) The Surviving Fund, the Merging Fund and the corresponding Predecessor Funds each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Merger, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Surviving Fund, the Merging Fund or the corresponding Predecessor Fund, as appropriate, in the ordinary course in all material respects.

(b) Each Fund and Predecessor Fund agrees to mail to its shareholders of record entitled to vote at the meeting of shareholders at which action is to be considered regarding this Agreement, in sufficient time to comply with requirements as to notice thereof, the Joint Proxy Statement/Prospectus applicable to such Fund, to call a meeting of such shareholders and to take all other action necessary to obtain approval of the transactions contemplated herein.

(c) The Merging Fund will provide the Surviving Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Merging Fund to the Surviving Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Merging Fund with respect to each shareholder, for all of the shareholders of record of the Merging Fund as of the close of business on the Valuation Date, who are to become holders of the Surviving Fund as a result of the transfer of Merging Fund Assets, certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Merging Fund for purposes of preparing any Returns required by law to be filed for tax periods ending after the Closing Date, and (4) if reasonably requested by the Surviving Fund in writing, all FASB ASC 740-10-25 (formerly FIN 48) work papers and supporting statements pertaining to the Merging Fund. The foregoing information to be provided within such timeframes as is mutually agreed by the parties. The Merging Fund agrees to cooperate with the Surviving Fund in filing any Return, amended return or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Merging Fund agrees to retain for a period of seven (7) years following the Closing Date all Returns and work papers and all material records or other documents relating to tax matters for taxable periods ending on or before the Closing Date.

(d) Subject to the provisions of this Agreement, the Surviving Fund, the Merging Fund and the corresponding Predecessor Funds will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

(e) It is the intention of the parties that each Merger will qualify as a reorganization with the meaning of Section 368(a)(1)(A) of the Code. None of the parties to a Merger shall take any action or cause any action to be taken (including, without limitation the filing of any tax Return) that is inconsistent with such treatment or results in the failure of such Merger to qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code.

(f) Any reporting responsibility of the Merging Fund, including, but not limited to, the responsibility for filing regulatory reports, tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the SEC, any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Merging Fund, except as otherwise is mutually agreed by the parties.

(g) The Merging Fund undertakes that if the Merger is consummated, it will file an application pursuant to Section 8(f) of the 1940 Act for an order declaring that the Merging Fund has ceased to be a registered investment company.

(h) The Surviving Fund and Predecessor Surviving Fund shall use their reasonable best efforts to cause the Surviving Fund Common Shares to be issued in the Merger to be approved for listing on each of the stock exchanges on which the corresponding Merging Fund Common Shares are listed.

(i) If the Merging Fund has outstanding Merging Fund Preferred Shares, the Surviving Fund shall use its reasonable best efforts to obtain a rating on the Surviving Fund Preferred Shares from at least one nationally recognized statistical rating organization (“NRSRO”) and include in its governing documents terms relating to the Surviving Fund Preferred Shares that are either substantially the same as such terms included in the Governing Documents of the Merging Fund in respect of the Merging Fund Preferred Shares or substantially the same as such terms included in the Merging Fund Governing Documents except for such changes as required by any NRSRO rating the Surviving Fund Preferred Shares, prior to the Closing.

(j) If the Merging Fund has outstanding Merging Fund Preferred Shares or the Surviving Fund has outstanding Surviving Fund Preferred Shares, the combined Merging Fund and Surviving Fund will satisfy all of its obligations set forth in the Surviving Fund’s declaration of trust, statement of preferences of the Surviving Fund Preferred Shares, registration rights agreement relating to the Surviving Fund Preferred Shares and the Surviving Fund Preferred Shares certificate (including, without limitation, satisfaction of the effective leverage ratio and minimum asset coverage covenants set forth in its statement of preferences) immediately after Closing.

(k) If the Merging Fund has outstanding Merging Fund Preferred Shares or the Surviving Fund has outstanding Surviving Fund Preferred Shares, immediately after closing the Surviving Fund Preferred Shares shall be rated at least AA-/Aa3 by each rating agency rating, at the request of the Surviving Fund, the Surviving Fund Preferred Shares.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING FUND

6.1.  With respect to each Merger, the obligations of the Merging Fund to consummate the transactions provided for herein shall be subject, at the Merging Fund’s election, to the performance by the Surviving Fund of all of the obligations to be performed by it hereunder on or before the Closing Time, and, in addition thereto, the following conditions:

(a) All representations and warranties of the Surviving Fund and the Predecessor Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Surviving Fund shall have delivered to the Merging Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Merging Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Surviving Fund and the Predecessor Surviving Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(c) The Surviving Fund and the Predecessor Surviving Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Surviving Fund and the Predecessor Surviving Fund, on or before the Closing Date;

(d) If the Merging Fund has outstanding Merging Fund Preferred Shares, the Surviving Fund shall have amended its governing documents to include terms relating to the Surviving Fund Preferred Shares that are either substantially identical to such terms included in the Governing Documents of the Merging Fund in respect of the Merging Fund Preferred Shares or substantially identical to such terms included in the Merging Fund Governing Documents except for such changes as required by any NRSRO rating the Surviving Fund Preferred Shares, and shall have obtained a rating on the Surviving Fund Preferred Shares from at least one NRSRO;

(e) If the Surviving Fund has outstanding Surviving Fund Preferred Shares, immediately prior to Closing, the Surviving Fund Preferred Shares shall be rated at least AA-/Aa3 by each rating agency rating, at the request of the Surviving Fund; the Surviving Fund Preferred Shares; and

(f) If the Surviving Fund has outstanding Surviving Fund Preferred Shares, the Surviving Fund shall have satisfied all of its obligations set forth in its declaration of trust, statement of preferences of the Surviving Fund Preferred Shares, registration rights agreement relating to the Surviving Fund Preferred Shares and the Surviving Fund Preferred Shares certificate (including, without limitation, satisfaction of the effective leverage ratio and minimum asset coverage covenants set forth in its statement of preferences) immediately prior to Closing.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

7.1.  With respect to each Merger, the obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at the Surviving Fund’s election, to the performance by the Merging Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

(a) All representations and warranties of the Merging Fund and the Predecessor Merging Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

(b) The Merging Fund shall have delivered an unaudited statement of assets and liabilities and an unaudited schedule of investments as of the Valuation Date (together the “Closing Financial Statements”) for the purpose of determining the number of Surviving Fund Common Shares and the number of Surviving Fund Preferred Shares, if any, to be issued to the Merging Fund’s common shareholders and preferred shareholders, if any, and the Closing Financial Statements will fairly present the financial position of the Merging Fund as of the Valuation Date in conformity with GAAP applied on a consistent basis;

(c) The Merging Fund shall have delivered to the Surviving Fund on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Surviving Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Merging Fund and the Predecessor Merging Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

(d) The Merging Fund and the Predecessor Merging Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Merging Fund and the Predecessor Merging Fund, on or before the Closing Date;

(e) The Merging Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of Merging Fund’s investment company taxable income for the taxable year ended prior to the Closing Date and substantially all of such investment company taxable income for the final taxable year ending on the Closing Date (in each case determined without regard to any deductions for dividends paid); (ii) all of Merging Fund’s net capital gain recognized in its taxable year ended prior to the Closing Date and substantially all of any such net capital gain recognized in such final taxable year (in each case after reduction for any capital loss carryover); and (iii) at least 90 percent of the excess, if any, of the Merging Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for the taxable year prior to the Closing Date and at least 90 percent of such net tax-exempt income for such final taxable year; and

(f) If the Merging Fund has outstanding Merging Fund Preferred Shares, the Merging Fund shall have satisfied all of its obligations set forth in its declaration of trust, statement of preferences of the Merging Fund Preferred Shares, registration rights agreement relating to the Merging Fund Preferred Shares and the Merging Fund Preferred Shares certificate (including, without limitation, satisfaction of the effective leverage ratio and minimum asset coverage covenants set forth in its statement of preferences) immediately prior to Closing.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND AND THE MERGING FUND

With respect to each Merger, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Merging Fund or the Surviving Fund, the Merging Fund or the Surviving Fund, respectively, shall, at its option, not be required to consummate the transactions contemplated for such Merger by this Agreement:

8.1.  The Agreement shall have been approved by the requisite vote of the holders of the outstanding Common Shares and Preferred Shares of each Fund, as set forth in the N-14 Registration Statement. Notwithstanding anything herein to the contrary, neither the Merging Fund nor the Surviving Fund may waive the conditions set forth in this Section 8.1;

8.2.  On the Closing Date, no action, suit or other proceeding shall be pending or, to the Merging Fund’s or the Surviving Fund’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, the transactions contemplated herein;

8.3.  All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities and national securities exchanges for purposes of listing shares of the Funds, deemed necessary by the Surviving Fund or the Merging Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Merging Fund, provided that either party hereto may for itself waive any of such conditions;

8.4.  The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or known to be contemplated under the 1933 Act; and

8.5.  The Merging Fund and the Surviving Fund shall have received on or before the Closing Date an opinion of Stradley Ronon Stevens & Young, LLP (“Stradley Ronon”) in form and substance reasonably acceptable to the Merging Fund and the Surviving Fund, as to the matters set forth on Schedule 8.5. In rendering such opinion, Stradley Ronon may request and rely upon representations contained in certificates of officers of the Merging Fund, the Surviving Fund, IAI and others, and the officers of the Merging Fund, the Surviving Fund and IAI shall use their best efforts to make available such truthful certificates.

8.6.  If the Merging Fund has outstanding Merging Fund Preferred Shares, the Merging Fund and the Surviving Fund shall have received on or before the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”) in form and substance reasonably acceptable to the Merging Fund and the Surviving Fund, as to the matters set forth on Schedule 8.6. In rendering such opinion, Skadden may request and rely upon representations contained in certificates of officers of the Merging Fund, the Surviving Fund, IAI and others, and the officers of the Merging Fund, the Surviving Fund and IAI shall use their best efforts to make available such truthful certificates.

8.7.  The shareholders of each of the Merging Fund and the Surviving Fund shall have approved the Redomestication of such fund to a Delaware statutory trust, as described in the proxy materials related to such Redomestication (including the N-14 Registration Statement), and each such Redomestication shall have been consummated.

9.	FEES AND EXPENSES

9.1.  Each Fund will bear its expenses relating to its Merger provided that 1) the Fund is expected to recoup those costs within 24 months following the Merger as a result of reduced total annual fund operating expenses based on estimates prepared by the Adviser and discussed with the Board and 2) the Fund’s total annual fund operating expenses did not exceed the expense limit under the expense limitation arrangement in place with IAI at the time such expenses were discussed with the Board. The Fund will bear these expenses regardless of whether its Merger is consummated, subject to any expense limitation arrangement in place with IAI. IAI will bear the Merger costs of any Fund that does not meet the foregoing threshold.

10.	FINAL TAX RETURNS AND FORMS 1099 OF MERGING FUND

10.1.  After the Closing Date, except as otherwise agreed to by the parties, the Merging Fund shall or shall cause its agents to prepare any federal, state or local tax Returns, including any Forms 1099, required to be filed by the Merging Fund with respect to its final taxable year ending on the Closing Date and for any prior periods or taxable years and shall further cause such tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

11.1.  The representations, warranties and covenants of the Funds and IAI contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder; provided that the covenants to be performed after the Closing shall survive the Closing. The representations, warranties and covenants of each Predecessor Fund contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the Redomestication of such Predecessor Fund.

12.	TERMINATION

With respect to each Merger, this Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of the Merging Fund and the corresponding Surviving Fund, (ii) by the Merging Fund if any condition of the Surviving Fund’s obligations set forth in this Agreement has not been fulfilled or waived by the Merging Fund, or (iii) by the Surviving Fund if any condition of the Merging Fund’s obligations set forth in this Agreement has not been fulfilled or waived by the Surviving Fund, notwithstanding approval thereof by such Funds’ shareholders, if circumstances should develop that, in such parties judgment, make proceeding with this Agreement inadvisable.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties; provided, however, that following the approval of this Agreement by shareholders of a Merging Fund and/or its corresponding Surviving Fund, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund shares to be paid to that Merging Fund’s shareholders under this Agreement to the detriment of such Merging Fund shareholders or shall otherwise materially amend the terms of this agreement without their further approval.

14.	HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

14.1.  The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

14.3.  This Agreement shall bind and inure with respect to each Merger to the benefit of the parties to the Merger and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any such party without the written consent of the other parties to such Merger. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties with respect to such Merger and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.4.  This agreement may be executed in any number of counterparts, each of which shall be considered an original.

14.5.  It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Merging Fund or the applicable Surviving Fund as provided in the Governing Documents of the Merging Fund or the Agreement and Declaration of Trust of the Surviving Fund, respectively. The execution and delivery by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

14.6.  Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by fax or certified mail addressed to the Merging Fund and the Surviving Fund, each at 1555 Peachtree Street, N.E. Atlanta, GA 30309, Attention: Secretary, fax number          .

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of the Surviving Fund and Merging Fund.

Invesco Advisers, Inc.

By:
Name:
Title:

[CLOSED-END FUNDS]

By:
Name:
Title:

EXHIBIT A

CHART OF MERGERS

Surviving Fund (and share classes)	Corresponding Merging Fund (and share classes)

SCHEDULE 8.5

TAX OPINION

(i) The acquisition by Surviving Fund of all of the assets of Merging Fund in exchange for Surviving Fund shares and the assumption of the liabilities of Merging Fund through a statutory merger will qualify as a reorganization within the meaning of Section 368(a)(1)(A) of the Code and the Surviving Fund and Merging Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by Merging Fund on the transfer of its assets to, and the assumption of Merging Fund liabilities by, Surviving Fund in exchange for Surviving Fund shares pursuant to Sections 361(a) and 357(a) of the Code.

(iii) No gain or loss will be recognized by Surviving Fund on the receipt of the Merging Fund assets in exchange for Surviving Fund shares and the assumption by Surviving Fund of any liabilities of Merging Fund pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by Merging Fund upon the distribution of Surviving Fund shares to the shareholders of Merging Fund pursuant to Section 361(c) of the Code.

(v) The tax basis of the Merging Fund assets received by the Surviving Fund will be the same as the tax basis of such assets in the hands of the Merging Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the Merging Fund assets in the hands of the Surviving Fund will include the periods during which such assets were held by the Merging Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of Merging Fund on the receipt of Surviving Fund shares solely in exchange for Surviving Fund shares pursuant to Section 354(a)(1) of the Code.

(viii) The aggregate tax basis in Surviving Fund shares received by a shareholder of the Merging Fund will be the same as the aggregate tax basis of Merging Fund shares surrendered in exchange therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Surviving Fund shares received by a shareholder of the Merging Fund will include the holding period of the Merging Fund shares surrendered in exchange therefor, provided that the shareholder held Merging Fund shares as a capital asset on the Closing Date pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Surviving Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Merging Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Merger on a Merging Fund, Surviving Fund or any Merging Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

SCHEDULE 8.6

PREFERRED SHARE OPINION

The VMTP Shares issued by the Surviving Fund in the Merger in exchange for Merging Fund VMTP Shares will be treated as equity of the Surviving Fund for U.S. federal income tax purposes.

Exhibit E
Executive Officers of the Funds
     The following information relates to the executive officers of the Funds. Each officer also serves in the same capacity for all or a number of the other investment companies advised by the Adviser or affiliates of the Adviser. The officers of the Funds are appointed annually by the Trustees and serve for one year or until their respective successors are chosen and qualified. The address of each officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Russell C. Burk — 1958 Senior Vice President and Senior Officer (with respect only to the Target Fund)	2010	Senior Vice President and Senior Officer, The Invesco Funds.

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company).

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	2010	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust.

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2010	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).

Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only).

Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2011	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp. and Van Kampen Funds Inc.

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

Todd L. Spillane — 1958 Chief Compliance Officer (with respect to the Target Fund)	2010	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds; Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).

Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, INVESCO Private Capital Investments, Inc. (holding company), Invesco

Name, Year of Birth and
Position(s) Held with the Fund	Officer Since	Principal Occupation(s) During Past 5 Years
		Private Capital, Inc. (registered investment advisers), Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company.

Valinda Arnett-Patton — 1959 Chief Compliance Officer (with respect to the Acquiring Fund)	2011	Chief Compliance Officer, Invesco Van Kampen Closed-End Funds. Formerly: Compliance Director, Invesco Fixed Income, Invesco; Deputy Compliance Officer, AIG Sun America Asset Management Corp.

Exhibit F
Information Regarding the Trustees of the Target Fund
          The following information pertains to the Target Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Target Fund is overseen by the Board of Trustees discussed below (the “Invesco Board”). References to the “Board” in this Exhibit F refer solely to the Invesco Board and references to “Funds” in this Exhibit F refer solely to those funds advised by the Adviser, including the Target Fund, overseen by the Invesco Board.
          The business and affairs of the Funds are managed under the direction of the Board. The tables below list the incumbent Trustees and nominees for Trustee, their principal occupations, other directorships held by them during the past five years, and any affiliations with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three-year terms or until their successors are duly elected and qualified. The address of each Trustee is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309.

			Number of
			Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee Over
with the Target Fund	Since	5 Years	Trustee	Past 5 Years
Interested Trustees

Martin L. Flanagan(1) — 1960 Trustee	2010	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business.

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization).	133	None.

Philip A. Taylor(2) — 1954 Trustee, President and Principal Executive Officer	2010	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group,	133	None.

Number of
Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee Over
with the Target Fund	Since	5 Years	Trustee	Past 5 Years
Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.

Formerly: Director and Chairman, Van Kampen Investor Services Inc.:
Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President

			Number of
			Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee Over
with the Target Fund	Since	5 Years	Trustee	Past 5 Years
		and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen(3) — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	151	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors. Chairman and Director for the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy.

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2010	Chairman, Crockett Technology Associates (technology consulting company). Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company).	133	ACE Limited (insurance company); and Investment Company Institute.

David C. Arch — 1945 Trustee	2010	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Frank S. Bayley — 1939 Trustee	2010	Retired. Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie.	133	Director and Chairman, C.D. Stimson Company (a real estate investment company).

James T. Bunch — 1942 Trustee	2010	Managing Member, Grumman Hill Group LLC (family office private equity management).	133	Vice Chairman of Board of Governors, Western Golf Association; Chair Elect

			Number of
			Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee Over
with the Target Fund	Since	5 Years	Trustee	Past 5 Years
		Formerly: Founder, Green, Manning & Bunch Ltd. (investment banking firm) (1988-2010); Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation.		of Evans Scholars Foundation and Director, Denver Film Society.

Rodney F. Dammeyer — 1940 Trustee	2010	Chairman of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	151	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2010	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/Homeowners of America Insurance Company (property casualty company).	133	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company).

Jack M. Fields — 1952 Trustee	2010	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit).	133	Insperity (formerly known as Administaff).

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives.

			Number of
			Portfolios in
Name, Year of Birth			Fund Complex	Other Trusteeship(s)
and Position(s) Held	Trustee	Principal Occupation(s) During Past	Overseen by	Held by Trustee Over
with the Target Fund	Since	5 Years	Trustee	Past 5 Years
Carl Frischling — 1937 Trustee	2010	Partner, law firm of Kramer Levin Naftalis and Frankel LLP.	133	Director, Reich & Tang Funds (6 portfolios).

Prema Mathai-Davis — 1950 Trustee	2010	Retired. Formerly: Chief Executive Officer, YWCA of the U.S.A.	133	None.

Larry Soll — 1942 Trustee	2010	Retired. Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company).	133	None.

Hugo F. Sonnenschein — 1940 Trustee	2010	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Raymond Stickel, Jr. — 1944 Trustee	2010	Retired. Formerly, Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche.	133	None.

(1)	Mr. Flanagan is considered an interested person of the Funds because he is an adviser to the board of directors of the Adviser, and an officer and a director of Invesco Ltd., the ultimate parent company of the Adviser.

(2)	Mr. Taylor is considered an interested person of the Funds because he is an officer and a director of the Adviser.

(3)	Mr. Whalen is considered an interested person of the Funds because he is Of Counsel at the law firm that serves as legal counsel to the Invesco Van Kampen closed-end funds, for which the Adviser also serves as investment adviser.
Trustee Ownership of Target Fund Shares
          The following table shows each Board member’s ownership of shares of the Target Fund and of shares of all registered investment companies overseen by such Board member in the Fund Complex as of December 31, 2011.

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities in All
	Securities in the Target Fund	Registered Investment Companies Overseen by Board
Name	(IQN)	Member in Family of Investment Companies
Interested Trustees
Martin L. Flanagan	None	Over $100,000
Philip A. Taylor	None	None
Wayne W. Whalen	None	Over $100,000
Independent Trustees
Bruce L. Crockett	None	Over $100,000
David C. Arch	None	Over $100,000
Frank S. Bayley	None	Over $100,000
James T. Bunch	None	Over $100,000

	Dollar Range of Equity	Aggregate Dollar Range of Equity Securities in All
	Securities in the Target Fund	Registered Investment Companies Overseen by Board
Name	(IQN)	Member in Family of Investment Companies
Rodney Dammeyer	None	Over $100,000
Prema Mathai Davis	None	Over $100,000
Albert R. Dowden	None	Over $100,000
Jack M. Fields	None	Over $100,000
Carl Frischling	None	Over $100,000
Larry Soll	None	Over $100,000
Hugo F. Sonnenschein	None	Over $100,000
Raymond Stickel, Jr.	None	Over $100,000

Exhibit G
Target Fund Board Leadership Structure, Role in Risk Oversight,
and Committees and Meetings
Board Leadership Structure for the Target Fund
          The following information pertains to the Target Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Target Fund is overseen by the Board of Trustees discussed below (the “Invesco Board”). References to the “Board” in this Exhibit G refer solely to the Invesco Board and references to “Funds” in this Exhibit G refer solely to those funds advised by the Adviser, including the Target Fund, overseen by the Invesco Board.
          The Board will be composed of fifteen Trustees, including twelve Trustees who are not “interested persons” of the Funds, as that term is defined in the 1940 Act (collectively, the “Independent Trustees” and each an “Independent Trustee”). In addition to eight regularly scheduled meetings per year, the Board holds special meetings or informal conference calls to discuss specific matters that may require action prior to the next regular meeting. The Board met twelve times during the twelve months ended February 29, 2012. As discussed below, the Board has established committees to assist the Board in performing its oversight responsibilities.
          The Board has appointed an Independent Trustee to serve in the role of Chairman. The Chairman’s primary role is to participate in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board and matters to be acted upon by the Board. The Chairman also presides at all meetings of the Board and acts as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Chairman may perform such other functions as may be requested by the Board from time to time. Except for any duties specified herein or pursuant to a Fund’s charter documents, the designation of Chairman does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability otherwise imposed on such person as a member of the Board.
          The Board believes that its leadership structure, which includes an Independent Trustee as Chairman, allows for effective communication between the Trustees and fund management, among the Board’s Trustees and among its Independent Trustees. The existing Board structure, including its committee structure, provides the Independent Trustees with effective control over Board governance while also providing insight from the two non-Independent Trustees who are active officers of the Funds’ investment adviser. The Board’s leadership structure promotes dialogue and debate, which the Board believes will allow for the proper consideration of matters deemed important to the Funds and their shareholders and result in effective decision-making.
Board Role in Risk Oversight
          The Board considers risk management issues as part of its general oversight responsibilities throughout the year at regular meetings of the Investments Committee, Audit Committee, Compliance Committee, and Valuation, Distribution and Proxy Oversight Committee (each as defined and further described below). These committees in turn report to the full Board and recommend actions and approvals for the full Board to take.
          Invesco prepares regular reports that address certain investment, valuation and compliance matters, and the Board as a whole or the committees may also receive special written reports or presentations on a variety of risk issues at the request of the Board, a committee or the Senior Officer. In addition, the Audit Committee of the Board meets regularly with Invesco Ltd.’s internal audit group to review reports on their examinations of functions and processes within the Adviser that affect the Funds.
          The Investments Committee and its sub-committees receive regular written reports describing and analyzing the investment performance of the Funds. In addition, the portfolio managers of the Funds meet regularly with the sub-committees of the Investments Committee to discuss portfolio performance, including investment risk, such as the impact on the Funds of the investment in particular securities or instruments, such as derivatives. To the extent that a Fund changes a particular investment strategy that could have a material impact on the Funds’ risk profile, the Board generally is consulted in advance with respect to such change.

          The Adviser provides regular written reports to the Valuation, Distribution and Proxy Oversight Committee that enable the Valuation, Distribution and Proxy Oversight Committee to monitor the number of fair valued securities in a particular portfolio, the reasons for the fair valuation and the methodology used to arrive at the fair value. Such reports also include information concerning illiquid securities within a Fund’s portfolio. In addition, the Audit Committee reviews valuation procedures and pricing results with the Funds’ independent auditors in connection with the Audit Committee’s review of the results of the audit of the Funds’ year-end financial statement.
          The Compliance Committee receives regular compliance reports prepared by the Adviser’s compliance group and meets regularly with the Fund’s Chief Compliance Officer (CCO) to discuss compliance issues, including compliance risks. As required under U.S. Securities and Exchange Commission (SEC) rules, the Independent Trustees meet at least quarterly in executive session with the CCO, and the Fund’s CCO prepares and presents an annual written compliance report to the Board. The Compliance Committee recommends and the Board adopts compliance policies and procedures for the Funds and approves such procedures for the Funds’ service providers. The compliance policies and procedures are specifically designed to detect, prevent and correct violations of the federal securities laws.
Board Committees and Meetings
          The standing committees of the Board are the Audit Committee, the Compliance Committee, the Governance Committee, the Investments Committee, and the Valuation, Distribution and Proxy Voting Oversight Committee (the “Committees”).
          The members of the Audit Committee are Messrs. David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer (Vice Chair), Raymond Stickel, Jr. (Chair) and Dr. Larry Soll. The Audit Committee’s primary purposes are to: (i) oversee qualifications, independence and performance of the independent registered public accountants; (ii) appoint independent registered public accountants for the Funds; (iii) pre-approve all permissible audit and non-audit services that are provided to Funds by their independent registered public accountants to the extent required by Section 10A(h) and (i) of the Exchange Act; (iv) pre-approve, in accordance with Rule 2-01(c)(7)(ii) of Regulation S-X, certain non-audit services provided by the Funds’ independent registered public accountants to the Adviser and certain affiliates of the Adviser; (v) review the audit and tax plans prepared by the independent registered public accountants; (vi) review the Funds’ audited financial statements; (vii) review the process that management uses to evaluate and certify disclosure controls and procedures in Form N-CSR; (viii) review the process for preparation and review of the Funds’ shareholder reports; (ix) review certain tax procedures maintained by the Funds; (x) review modified or omitted officer certifications and disclosures; (xi) review any internal audits of the Funds; (xii) establish procedures regarding questionable accounting or auditing matters and other alleged violations; (xiii) set hiring policies for employees and proposed employees of the Funds who are employees or former employees of the independent registered public accountants; and (xiv) remain informed of (a) the Funds’ accounting systems and controls, (b) regulatory changes and new accounting pronouncements that affect the Funds’ net asset value calculations and financial statement reporting requirements, and (c) communications with regulators regarding accounting and financial reporting matters that pertain to the Funds. Each member of the Audit Committee is an Independent Trustee and each meets the additional independence requirements for audit committee members as defined by Exchange listing standards. The Audit Committee held eight meetings during the twelve months ended February 29, 2012.
          The members of the Compliance Committee are Messrs. Bayley, Bunch, Dammeyer (Vice Chair), Stickel and Dr. Soll (Chair). The Compliance Committee is responsible for: (i) recommending to the Board and the Independent Trustees the appointment, compensation and removal of the Funds’ CCO; (ii) recommending to the Independent Trustees the appointment, compensation and removal of the Funds’ Senior Officer appointed pursuant to the terms of the Assurances of Discontinuance entered into by the New York Attorney General, Invesco and INVESCO Funds Group, Inc.; (iii) reviewing any report prepared by a third party who is not an interested person of the Adviser, upon the conclusion by such third party of a compliance review of the Adviser; (iv) reviewing all reports on compliance matters from the Funds’ CCO, (v) reviewing all recommendations made by the Senior Officer regarding the Adviser’s compliance procedures, (vi) reviewing all reports from the Senior Officer of any violations of state and federal securities laws, the Colorado Consumer Protection Act, or breaches of the Adviser’s fiduciary duties to Fund shareholders and of the Adviser’s Code of Ethics; (vii) overseeing all of the compliance policies and procedures of the Funds and their service providers adopted pursuant to Rule 38a-1 of the 1940 Act; (viii) from time to time, reviewing certain matters related to redemption fee waivers and recommending to the Board whether or not to approve such matters; (ix) receiving and reviewing quarterly reports on the activities of the Adviser’s Internal Compliance Controls Committee; (x) reviewing all reports made by the Adviser’s CCO; (xi) reviewing and recommending to the Independent Trustees whether to approve procedures to investigate matters brought to the attention of the Adviser’s ombudsman; (xii) risk management oversight with respect to the Funds and, in connection therewith, receiving and overseeing risk management reports from Invesco Ltd. that are applicable to the Funds or their service providers; and (xiii) overseeing potential conflicts of interest that are reported to the Compliance Committee by the Adviser, the CCO, the Senior Officer and/or the Compliance Consultant. The Compliance Committee held six meetings during the twelve months ended February 29, 2012.
          The members of the Governance Committee are Messrs. Arch, Crockett, Albert R. Dowden (Chair), Jack M. Fields (Vice Chair), Carl Frischling, Hugo F. Sonnenschein and Dr. Prema Mathai-Davis. The Governance Committee is responsible for: (i) nominating persons who will qualify as Independent Trustees for (a) election as Trustees in connection with meetings of shareholders of the Funds that are called to vote on the election of Trustees, (b) appointment by the Board as Trustees in connection with filling vacancies that arise in between meetings of shareholders; (ii) reviewing the size of the Board, and recommending to the Board whether the size of the Board shall be increased or decreased; (iii) nominating the Chair of the Board; (iv) monitoring the composition of the Board and each committee of the Board, and monitoring the qualifications of all Trustees; (v) recommending persons to serve as members of each committee of the Board (other than the Compliance Committee), as well as persons who shall serve as the chair and vice chair of each such committee; (vi) reviewing and recommending the amount of compensation payable to the Independent Trustees; (vii) overseeing the selection of independent legal counsel to the Independent Trustees; (viii) reviewing and approving the compensation paid to independent legal counsel to the Independent Trustees; (ix) reviewing and approving the compensation paid to counsel and other advisers, if any, to the Committees of the Board; and (x) reviewing as they deem appropriate administrative and/or logistical matters pertaining to the operations of the Board. Each member of the Governance Committee is an Independent Trustee and each meets the additional independence requirements for nominating committee members as defined by Exchange listing standards. The Governance Committee’s charter is available at www.invesco.com/us.
          The Governance Committee will consider nominees recommended by a shareholder to serve as Trustee, provided: (i) that such person is a shareholder of record at the time he or she submits such names and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Governance Committee or the Board, as applicable, shall make the final determination of persons to be nominated. Notice procedures set forth in each Fund’s bylaws require that any shareholder of a Fund desiring to nominate a Trustee for election at a shareholder meeting must submit to the Fund’s Secretary the nomination in writing not later than the close of business on the later of the 60th day prior to such shareholder meeting or the tenth day following the day on which public announcement is made of the shareholder meeting and not earlier than the close of business on the 90th day prior to the shareholder meeting. The Governance Committee held six meetings during the twelve months ended February 29, 2012.
          The members of the Investments Committee are Messrs. Arch, Bayley (Chair), Bunch (Vice Chair), Crockett, Dammeyer, Dowden, Fields, Martin L. Flanagan, Frischling, Sonnenschein (Vice Chair), Stickel, Philip A. Taylor, Wayne W. Whalen, and Drs. Mathai-Davis (Vice Chair) and Soll. The Investments Committee’s primary purposes are to: (i) assist the Board in its oversight of the investment management services provided by the Adviser and the Sub-Advisers; and (ii) review all proposed and existing advisory and sub-advisory arrangements for the Funds, and to recommend what action the full Boards and the Independent Trustees take regarding the approval of all such proposed arrangements and the continuance of all such existing arrangements.
          The Investments Committee has established three sub-committees (the “Sub-Committees”). The Sub-Committees are responsible for: (i) reviewing the performance, fees and expenses of the Funds that have been assigned to a particular Sub-Committee (for each Sub-Committee, the “Designated Funds”), unless the Investments Committee takes such action directly; (ii) reviewing with the applicable portfolio managers from time to time the investment objective(s), policies, strategies and limitations of the Designated Funds; (iii) evaluating the investment advisory, sub-advisory and distribution arrangements in effect or proposed for the Designated Funds, unless the Investments Committee takes such action directly; (iv) being familiar with the registration statements and periodic shareholder reports applicable to their Designated Funds; and (v) such other investment-related matters as the

Investments Committee may delegate to the Sub-Committees from time to time. The Investments Committee held six meetings during the twelve months ended February 29, 2012.
          The members of the Valuation, Distribution and Proxy Oversight Committee are Messrs. Dowden, Fields, Frischling (Chair), Sonnenschein (Vice Chair), Whalen and Dr. Mathai-Davis. The primary purposes of the Valuation, Distribution and Proxy Oversight Committee are: (a) to address issues requiring action or oversight by the Board (i) in the valuation of the Funds’ portfolio securities consistent with the Pricing Procedures, (ii) in oversight of the creation and maintenance by the principal underwriters of the Funds of an effective distribution and marketing system to build and maintain an adequate asset base and to create and maintain economies of scale for the Funds, (iii) in the review of existing distribution arrangements for the Funds under Rule 12b-1 and Section 15 of the 1940 Act, and (iv) in the oversight of proxy voting on portfolio securities of the Funds; and (b) to make regular reports to the full Board.
          The Valuation, Distribution and Proxy Oversight Committee is responsible for: (a) with regard to valuation, (i) developing an understanding of the valuation process and the Pricing Procedures, (ii) reviewing the Pricing Procedures and making recommendations to the full Board with respect thereto, (iii) reviewing the reports described in the Pricing Procedures and other information from the Adviser regarding fair value determinations made pursuant to the Pricing Procedures by the Adviser’s internal valuation committee and making reports and recommendations to the full Board with respect thereto, (iv) receiving the reports of the Adviser’s internal valuation committee requesting approval of any changes to pricing vendors or pricing methodologies as required by the Pricing Procedures and the annual report of the Adviser evaluating the pricing vendors, approving changes to pricing vendors and pricing methodologies as provided in the Pricing Procedures, and recommending annually the pricing vendors for approval by the full Board; (v) upon request of the Adviser, assisting the Adviser’s internal valuation committee or the full Board in resolving particular fair valuation issues; (vi) reviewing the reports described in the Procedures for Determining the Liquidity of Securities (the “Liquidity Procedures”) and other information from the Adviser regarding liquidity determinations made pursuant to the Liquidity Procedures by the Adviser and making reports and recommendations to the full Board with respect thereto, and (vii) overseeing actual or potential conflicts of interest by investment personnel or others that could affect their input or recommendations regarding pricing or liquidity issues; (b) with regard to distribution and marketing, (i) developing an understanding of mutual fund distribution and marketing channels and legal, regulatory and market developments regarding distribution, (ii) reviewing periodic distribution and marketing determinations and annual approval of distribution arrangements and making reports and recommendations to the full Board with respect thereto, and (iii) reviewing other information from the principal underwriters to the Funds regarding distribution and marketing of the Funds and making recommendations to the full Board with respect thereto; and (c) with regard to proxy voting, (i) overseeing the implementation of the Proxy Voting Guidelines (the “Guidelines”) and the Proxy Policies and Procedures (the “Proxy Procedures”) by the Adviser and the Sub-Advisers, reviewing the Quarterly Proxy Voting Report and making recommendations to the full Board with respect thereto, (ii) reviewing the Guidelines and the Proxy Procedures and information provided by the Adviser and the Sub-Advisers regarding industry developments and best practices in connection with proxy voting and making recommendations to the full Board with respect thereto, and (iii) in implementing its responsibilities in this area, assisting the Adviser in resolving particular proxy voting issues. The Valuation, Distribution and Proxy Oversight Committee was formed effective January 1, 2008. It succeeded the Valuation Committee, which existed prior to 2008. The Valuation, Distribution and Proxy Oversight Committee held six meetings during the twelve months ended February 29, 2012.
          Trustees are encouraged to attend shareholder meetings, but the Board has no set policy requiring Board member attendance at meetings. During each Fund’s last fiscal year, each of the Trustees during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board and all committee meetings thereof of which such Trustee was a member.

Exhibit H
Remuneration of Target Fund Trustees
          The following information pertains to the Target Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Target Fund is overseen by the Board of Trustees discussed below (the “Invesco Board”). References to the “Board” in this Exhibit H refer solely to the Invesco Board and references to “Funds” in this Exhibit H refer solely to those funds advised by the Adviser, including the Target Fund, overseen by the Invesco Board.
Remuneration of Trustees
          Each Trustee who is not affiliated with the Adviser is compensated for his or her services according to a fee schedule that recognizes the fact that such Trustee also serves as a Trustee of other Invesco Funds. Each such Trustee receives a fee, allocated among the Invesco Funds for which he or she serves as a Trustee, that consists of an annual retainer component and a meeting fee component. The Chair of the Board and Chairs and Vice Chairs of certain committees receive additional compensation for their services.
          The Trustees have adopted a retirement plan funded by the Funds for the Trustees who are not affiliated with the Adviser. The Trustees also have adopted a retirement policy that permits each non-Invesco-affiliated Trustee to serve until December 31 of the year in which the Trustee turns 75. A majority of the Trustees may extend from time to time the retirement date of a Trustee.
          Annual retirement benefits are available from the Funds and/or the other Invesco Funds for which a Trustee serves (each, a “Covered Fund”), for each Trustee who is not an employee or officer of the Adviser, who either (a) became a Trustee prior to December 1, 2008, and who has at least five years of credited service as a Trustee (including service to a predecessor fund) of a Covered Fund, or (b) was a member of the Board of Trustees of a Van Kampen Fund immediately prior to June 1, 2010 (“Former Van Kampen Trustee”), and has at least one year of credited service as a Trustee of a Covered Fund after June 1, 2010.
          For Trustees other than Former Van Kampen Trustees, effective January 1, 2006, for retirements after December 31, 2005, the retirement benefits will equal 75% of the Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and the Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for a number of years equal to the lesser of (i) sixteen years or (ii) the number of such Trustee’s credited years of service. If a Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary for the same length of time that the Trustee would have received the payments based on his or her service or, if the Trustee has elected, in a discounted lump sum payment. A Trustee must have attained the age of 65 (60 in the event of death or disability) to receive any retirement benefit. A Trustee may make an irrevocable election to commence payment of retirement benefits upon retirement from the Board before age 72; in such a case, the annual retirement benefit is subject to a reduction for early payment.
          If the Former Van Kampen Trustee completes at least 10 years of credited service after June 1, 2010, the retirement benefit will equal 75% of the Former Van Kampen Trustee’s annual retainer paid to or accrued by any Covered Fund with respect to such Trustee during the twelve-month period prior to retirement, including the amount of any retainer deferred under a separate deferred compensation agreement between the Covered Fund and such Trustee. The amount of the annual retirement benefit does not include additional compensation paid for Board meeting fees or compensation paid to the Chair of the Board and the Chairs and Vice Chairs of certain Board committees, whether such amounts are paid directly to the Trustee or deferred. The annual retirement benefit is payable in quarterly installments for 10 years beginning after the later of the Former Van Kampen Trustee’s termination of service or attainment of age 72 (or age 60 in the event of disability or immediately in the event of death). If a Former Van Kampen Trustee dies prior to receiving the full amount of retirement benefits, the remaining payments will be made to the deceased Trustee’s designated beneficiary or, if the Trustee has elected, in a discounted lump sum payment.
          If the Former Van Kampen Trustee completes less than 10 years of credited service after June 1, 2010, the retirement benefit will be payable at the applicable time described in the preceding paragraph, but will be paid in two components successively. For the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the first component of the annual retirement benefit will equal 75% of the compensation amount described in the preceding paragraph. Thereafter, for the period of time equal to the Former Van Kampen Trustee’s years of credited service after June 1, 2010, the second component of the annual retirement benefit will equal the excess of (x) 75% of the compensation amount described in the preceding paragraph, over (y) $68,041 plus an interest factor of 4% per year compounded annually measured from June 1, 2010 through the first day of each year for which payments under this second component are to be made. In no event, however, will the retirement benefits under the two components be made for a period of time greater than 10 years. For example, if the Former Van Kampen Trustee completes 7 years of credited service after June 1, 2010, he or she will receive 7 years of payments under the first component and thereafter 3 years of payments under the second component, and if the Former Van Kampen Trustee completes 4 years of credited service after June 1, 2010, he or she will receive 4 years of payments under the first component and thereafter 4 years of payments under the second component.
Deferred Compensation Agreements. Edward K. Dunn (a former Trustee of funds in the Invesco Funds complex), Messrs. Crockett, Fields, Frischling and Whalen, and Drs. Mathai-Davis, and Soll (for purposes of this paragraph only, the “Deferring Trustees”) have each executed a Deferred Compensation Agreement (collectively, the “Compensation Agreements”). Pursuant to the Compensation Agreements, the Deferring Trustees have the option to elect to defer receipt of up to 100% of their compensation payable by the Funds, and such amounts are placed into a deferral account and deemed to be invested in one or more Invesco Funds selected by the Deferring Trustees.
          Distributions from these deferral accounts will be paid in cash, generally in equal quarterly installments over a period of up to ten (10) years (depending on the Compensation Agreement) beginning on the date selected under the Compensation Agreement. If a Deferring Trustee dies prior to the distribution of amounts in his or her deferral account, the balance of the deferral account will be distributed to his or her designated beneficiary. The Compensation Agreements are not funded and, with respect to the payments of amounts held in the deferral accounts, the Deferring Trustees have the status of unsecured creditors of the Funds and of each other Invesco Fund from which they are deferring compensation.
          Set forth below is information regarding compensation paid or accrued for each Trustee of the Target Fund.

		Pension or	Estimated Annual	Total Compensation
	Aggregate	Retirement Benefits	Benefits from Invesco	Before Deferral from
	Compensation from	Accrued by All	Funds Upon	Invesco Funds Paid to
Trustee	the Target Fund(1)	Invesco Funds(2)	Retirement(3)	Trustee(4)
Interested Trustees
Martin L. Flanagan	None	None	None	None
Philip A. Taylor	None	None	None	None
Wayne W. Whalen	$1,060	$304,730	$195,000	$399,000
Independent Trustees
David C. Arch	1,116	164,973	195,000	412,250
Frank S. Bayley	1,553	236,053	195,000	420,000
James T. Bunch	1,167	302,877	195,693	385,000
Bruce L. Crockett	2,624	227,797	195,000	693,500
Rodney F. Dammeyer	1,106	290,404	195,000	412,250
Albert R. Dowden	1,858	296,156	195,000	415,000
Jack M. Fields	1,070	313,488	195,000	307,250
Carl Frischling(5)	1,233	233,415	195,000	356,000
Prema Mathai-Davis	1,139	302,911	195,000	330,000

		Pension or	Estimated Annual	Total Compensation
	Aggregate	Retirement Benefits	Benefits from Invesco	Before Deferral from
	Compensation from	Accrued by All	Funds Upon	Invesco Funds Paid to
Trustee	the Target Fund(1)	Invesco Funds(2)	Retirement(3)	Trustee(4)
Larry Soll	1,669	342,675	216,742	375,750
Hugo F. Sonnenschein	1,135	290,404	195,000	412,200
Raymond Stickel, Jr.	1,955	230,451	195,000	399,250

(1)	For the fiscal year ended February 29, 2012. The total amount of compensation deferred by all trustees of the Target Fund during the fiscal year ended February 29, 2012, including earnings, was $4,223.

(2)	For the year ended December 31, 2011, the total amount of expenses allocated to the Target Fund in respect of such retirement benefits was $1,758.

(3)	For the year ended December 31, 2011. These amounts represent the estimated annual benefits payable by the Invesco Funds upon the trustees’ retirement and assumes each trustee serves until his or her normal retirement date.

(4)	For the year ended December 31, 2011. All trustees except Messrs. Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 133 portfolios in the Fund Complex advised by the Adviser. Messrs. Arch, Dammeyer, Sonnenschein and Whalen currently serve as trustee of 151 portfolios in the Fund Complex advised by the Adviser.

(5)	During the fiscal year ended February 29, 2012, the Target Fund paid $1,024 in legal fees to Kramer Levin Naftalis & Frankel LLP for services rendered by such firm as counsel to the Independent Trustees of the Target Fund. Mr. Frischling is a partner of such firm.

Exhibit I
Information on the Funds’ Independent Registered Public Accounting Firm
          The Audit Committee of the Board of Trustees of each Fund appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for fiscal years ending after May 31, 2010. Prior to May 31, 2010, each Fund was audited by a different independent registered public accounting firm (the “Prior Auditor”). The Board of Trustees selected a new independent auditor in connection with the appointment of Invesco Advisers as investment adviser to the Fund. Effective June 1, 2010, the Prior Auditor resigned as the independent registered public accounting firm of the Fund.
          The Prior Auditor’s report on the financial statements of each Fund for the prior two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.
Audit and Other Fees
          The Funds and “Covered Entities” (the Adviser, excluding sub-advisers unaffiliated with the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Funds), were billed the amounts listed below by PwC during each Fund’s last two fiscal years. Effective February 28, 2011, the fiscal year end of each Fund was changed to the last day in February.

Fund	Fiscal Year End	Audit Fees	Non-Audit Fees							Total
			Audit Related						Total Non-
			Fees		Tax Fees		All Other		Audit
Target Fund (IQN)	02/29/12	$36,300	$5,000	(1)	$4,100	(2)	$0		$9,100	$45,400
	11/01/10- 02/28/11	$19,250	$4,000	(1)	$2,300	(2)	$0		$6,300	$25,550

Acquiring Fund (VTN)	02/29/12	$36,300	$5,000	(1)	$5,900	(2)	$0		$10,900	$47,200
	10/31/10-2/28/11	$19,250	$4,000	(1)	$2,300	(2)	$1,667	(3)	$7,967	$27,217
Covered Entities	02/29/12	$0	$0		$0		$0		$0	$0
Covered Entities	11/01/10- 02/28/11	$0	$0		$0		$0		$0	$0

(1)	Includes fees billed for agreed upon procedures related to auction rate preferred securities.

(2)	Includes fees billed for reviewing tax returns.

(3)	Includes fees billed for completing professional services related to benchmark analysis.
          The Audit Committee of each Board has considered whether the provision of non-audit services performed by PwC to such Funds and Covered Entities is compatible with maintaining PwC’s independence in performing audit services. Each Fund’s Audit Committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of such Funds. 100% of such services were pre-approved by the Audit Committee pursuant to the Audit Committee’s pre-approval policies and procedures. Each Board’s pre-approval policies and procedures are included as part of the Board’s Audit Committee charter, which is available at www.invesco.com/us. The members of the Audit Committee for the Target Fund are David C. Arch, Frank S. Bayley, James T. Bunch, Bruce L. Crockett, Rodney Dammeyer, Raymond Stickel, Jr., and Dr. Larry Soll. The members of the Audit Committee for the Acquiring Fund are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

I-1

          The Audit Committee of each Fund reviewed and discussed the last audited financial statements of each Fund with management and with PwC. In the course of its discussions, each Fund’s Audit Committee has discussed with PwC its judgments as to the quality, not just the acceptability, of such Fund’s accounting principles and such other matters as are required to be discussed with the Audit Committee by Statement on Auditing Standards No. 114 (The Auditor’s Communication With Those Charged With Governance). Each Fund’s Audit Committee received the written disclosures and the letter from PwC required under Public Company Accounting Oversight Board’s Ethics & Independence Rule 3526 and has discussed with PwC its independence with respect to such Fund. Each Fund knows of no direct financial or material indirect financial interest of PwC in such Fund. Based on this review, the Audit Committee recommended to the Board of each Fund that such Fund’s audited financial statements be included in such Fund’s Annual Report to Shareholders for the most recent fiscal year for filing with the SEC.
          It is not expected that representatives of PwC will attend the Meeting. In the event representatives of PwC do attend the Meeting, they will have the opportunity to make a statement if they desire to do so and will be available to answer appropriate questions.

I-2

Exhibit J
Information Regarding the Acquiring Fund Trustees
          The following information pertains to the Acquiring Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Acquiring Fund is overseen by the Board of Trustees discussed below (the “IVK Board”). References to the “Board” in this Exhibit J refer solely to the IVK Board and references to “Funds” in this Exhibit J refer solely to those funds advised by the Adviser, including the Acquiring Fund, overseen by the IVK Board.
          The tables below list the incumbent Trustees, their principal occupations, other directorships held by them and their affiliations, if any, with the Adviser or its affiliates. The term “Fund Complex” includes each of the investment companies advised by the Adviser as of the Record Date. Trustees of the Funds generally serve three year terms or until their successors are duly elected and qualified.

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held with	and		Fund
Name, Year of Birth	the	Length of		Complex
and Address of	Acquiring	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Fund	Served	Past Five Years	Trustee	Trustee During the Past Five Years
Independent Trustees:

David C. Arch[1] — 1945 Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Trustee	†	Retired. Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	151	Trustee/Managing General Partner of funds in the Fund Complex. Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan.

Jerry D. Choate[1] — 1938 33971 Selva Road Suite 130 Dana Point, CA 92629	Trustee	†	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company.

Rodney F. Dammeyer***[2,4] — 1940 CAC, LLC	Trustee	†	President of CAC, LLC, a private company offering capital investment and management advisory services. Prior to	151	Trustee/Managing General Partner of funds in the Fund Complex. Director of Quidel Corporation and Stericycle,

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held with	and		Fund
Name, Year of Birth	the	Length of		Complex
and Address of	Acquiring	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Fund	Served	Past Five Years	Trustee	Trustee During the Past Five Years
4370 La Jolla Village Drive Suite 685 San Diego, CA 92122-1249			January 2004, Director of TeleTech Holdings, Inc. Prior to 2002, Director of Arris Group, Inc. Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc., Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.		Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Linda Hutton Heagy[2,4] — 1948 4939 South Greenwood Chicago, IL 60615	Trustee	†	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse.	18	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago.

R. Craig Kennedy[3] — 1952 1744 R Street, N.W. Washington, D.C. 20009	Trustee	†	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures.

Howard J Kerr***[1] — 1935 14 Huron Trace Galena, IL 61036	Trustee	†	Retired. Previous member of the City Council and Mayor of Lake Forest, Illinois from 1988 through 2002. Previous business experience from 1981 through 1996 includes President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company, President and Chief Executive Officer of Grabill Aerospace, and President of Custom Technologies Corporation. United States Naval Officer from 1960 through 1981, with	18	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust. Director of the Marrow Foundation.

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held with	and		Fund
Name, Year of Birth	the	Length of		Complex
and Address of	Acquiring	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Fund	Served	Past Five Years	Trustee	Trustee During the Past Five Years
			responsibilities including Commanding Officer of United States Navy destroyers and Commander of United States Navy Destroyer Squadron Thirty-Three, White House experience in 1973 through 1975 as military aide to Vice Presidents Agnew and Ford and Naval Aid to President Ford, and Military Fellow on the Council of Foreign Relations in 1978-through 1979.

Jack E. Nelson***[3] — 1936 423 Country Club Drive Winter Park, FL 32789	Trustee	†	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the Financial Industry Regulatory Authority (“FINRA”), Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board. President of Nelson Sales and Services Corporation, a marketing and services company to support affiliated companies.	18	Trustee/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein[3,4] — 1940 1126 E. 59th Street Chicago, IL 60637	Trustee	†	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	151	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences.

Suzanne H. Woolsey, Ph.D. [1] — 1941 815 Cumberstone Road Harwood, MD 20776	Trustee	†	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977).	18	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth

		Term of		Number of
	Position(s)	Office		Portfolios in
	Held with	and		Fund
Name, Year of Birth	the	Length of		Complex
and Address of	Acquiring	Time	Principal Occupation(s) During the	Overseen by	Other Directorships Held by
Trustee	Fund	Served	Past Five Years	Trustee	Trustee During the Past Five Years
committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002.

Interested Trustees:

Colin D. Meadows*[3] — 1971 1555 Peachtree Street, N.E. Atlanta, GA 30309	Trustee; President and Principal Executive Officer	†	Senior Managing Director and Chief Administrative Officer of Invesco Advisers, Inc. since 2006. Chief Administrative Officer of Invesco, Ltd. since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance. Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank. From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in the banking and asset management sectors.	18	None.

Wayne W. Whalen**[2] — 1939 155 North Wacker Drive Chicago, IL 60606	Trustee	†	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to certain funds in the Fund Complex.	151	Trustee/Managing General Partner of funds in the Fund Complex. Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment company directors. Chairman and Director for the Abraham Lincoln Presidential Library Foundation and Director of the Stevenson Center for Democracy.

[1]	Designated as a Class I trustee.

[2]	Designated as a Class II trustee.

[3]	Designated as a Class III trustee.

[4]	With respect to Funds with VMTP Shares outstanding, Mr. Sonnenschein and Ms. Heagy are elected by the VMTP Shareholders.

*	Mr. Meadows is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the funds in the Fund Complex because he is an officer of the Adviser. The Board of Trustees of the Funds appointed Mr. Meadows as Trustee of the Funds effective June 1, 2010.

**	Mr. Whalen is an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of certain funds in the Fund Complex because he and his firm currently provide legal services as legal counsel to such funds in the Fund Complex.

***	Pursuant to the Board’s Trustee retirement policy, Howard J Kerr and Jack E. Nelson are retiring from the Board effective as of the Meeting. Rodney Dammeyer is not standing for reelection and his term of office as Trustee of the Acquiring Fund will expire at the Meeting. The Board has reduced the size of the Board to eight Trustees effective as of the Meeting.

†	Each Trustee generally serves a three-year term from the date of election. Each Trustee has served as a Trustee of each respective Fund since the year shown in the following table.

	Independent Trustees									Interested Trustees
Fund	Arch	Choate	Dammeyer	Heagy	Kennedy	Kerr	Nelson	Sonnenschein	Woolsey	Meadows	Whalen
VTN	1992	2003	1992	2003	2003	1992	2003	1994	2003	2010	1992
Trustee Ownership of Acquiring Fund Shares
          The following table shows each Board member’s ownership of shares of the Acquiring Fund and of shares of all registered investment companies overseen by such Board member in the Fund Complex as of December 31, 2011.

Aggregate Dollar Range of Equity Securities in All
	Dollar Range of Equity Securities	Registered Investment Companies Overseen by Board
Name	in the Acquiring Fund	Member in Family of Investment Companies
Independent Trustees
David C. Arch	None	Over $100,000
Jerry D. Choate	None	Over $100,000
Rodney F. Dammeyer	None	Over $100,000
Linda Hutton Heagy	None	$50,001-$100,000
R. Craig Kennedy	None	$50,001-$100,000
Howard J Kerr	None	$1-$10,000
Jack E. Nelson	None	$1-$10,000
Hugo F. Sonnenschein	None	Over $100,000
Suzanne H. Woolsey	None	$10,001-$50,000
Interested Trustees
Colin D. Meadows	None	$1-$10,000
Wayne W. Whalen	None	Over $100,000

Exhibit K
Acquiring Fund Board Leadership Structure, Role in Risk Oversight,
and Committees and Meetings
          The following information pertains to the Acquiring Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Acquiring Fund is overseen by the Board of Trustees discussed below (the “IVK Board”). References to the “Board” in this Exhibit K refer solely to the IVK Board and references to “Funds” in this Exhibit K refer solely to those funds advised by the Adviser, including the Acquiring Fund, overseen by the IVK Board.
Board Leadership Structure
          The Board’s leadership structure consists of a Chairman of the Board and three standing committees, each described below (and ad hoc committees when necessary), with each committee staffed by Independent Trustees and an Independent Trustee as Committee Chairman. The Chairman of the Board is not the principal executive officer of the Funds. The Chairman of the Board is not an “interested person” (as that term is defined by the 1940 Act) of the Adviser. However, the Chairman of the Board is an “interested person” (as that term is defined by the 1940 Act) of the Funds for the reasons described in the Trustee biographies in Exhibit J. The Board, including the independent trustees, periodically reviews the Board’s leadership structure for the Invesco Van Kampen Funds, including the interested person status of the Chairman, and has concluded the leadership structure is appropriate for the Funds. In considering the chairman position, the Board has considered and/or reviewed (i) the Funds’ organizational documents, (ii) the role of a chairman (including, among other things, setting the agenda and managing information flow, running the meeting and setting the proper tone), (iii) the background, experience and skills of the Chairman (including his independence from the Adviser), (iv) alternative structures (including combined principal executive officer/chairman, selecting one of the Independent Trustees as chairman and/or appointing an independent lead trustee), (v) rule proposals in recent years that would have required all fund complexes to have an independent chairman, (vi) the Chairman’s past and current performance, and (vii) the potential conflicts of interest of the Chairman (and noted their periodic review as part of their annual self-effectiveness survey and as part of an independent annual review by the Funds’ Audit Committee of fund legal fees related to such potential conflict). In conclusion, the Board and the Independent Trustees have expressed their continuing support of Mr. Whalen as Chairman.
Board Committees and Meetings
          Each Fund’s Board of Trustees has two standing committees (an Audit Committee and a Governance Committee). Each committee is comprised solely of “Independent Trustees”, which is defined for purposes herein as trustees who: (1) are not “interested persons” of the Fund as defined by the 1940 Act and (2) are “independent” of the respective Fund as defined by Exchange listing standards.
          Each Board’s Audit Committee consists of Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for Audit Committee members as defined by Exchange listing standards. The Audit Committee makes recommendations to the Board of Trustees concerning the selection of each Fund’s independent registered public accounting firm, reviews with such independent registered public accounting firm the scope and results of each Fund’s annual audit and considers any comments which the independent registered public accounting firm may have regarding each Fund’s financial statements, accounting records or internal controls. Each Board of Trustees has adopted a formal written charter for the Audit Committee which sets forth the Audit Committee’s responsibilities. The Audit Committee’s charter is available at www.invesco.com/us. Each member of the Audit Committee is deemed an audit committee financial expert.
          Each Board’s Governance Committee consists of David C. Arch, Rodney Dammeyer, Howard J Kerr, Jack E. Nelson, Hugo F. Sonnenschein and Suzanne H. Woolsey. In addition to being Independent Trustees as defined above, each of these Trustees also meets the additional independence requirements for nominating committee

K-1

members as defined by Exchange listing standards. The Governance Committee identifies individuals qualified to serve as Independent Trustees on the Board and on committees of the Board, advises the Board with respect to Board composition, procedures and committees, develops and recommends to the Board a set of corporate governance principles applicable to the respective Fund, monitors corporate governance matters and makes recommendations to the Board, and acts as the administrative committee with respect to Board policies and procedures, committee policies and procedures and codes of ethics. The Governance Committee charter for each of the Funds, which includes each Fund’s nominating policies, is available at www.invesco.com/us. The Independent Trustees of the respective Fund select and nominate nominee Independent Trustees for the respective Fund. While the Independent Trustees of the respective Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Board of Trustees as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described herein.
          During the Fund’s last fiscal year, the Board held seven meetings, the Board’s Audit Committee held seven meetings, and the Board’s Governance Committee met five times. The Board previously had a brokerage and services committee, which met two times during the Fund’s last fiscal year.
          During the Fund’s last completed fiscal year, each of the Trustees of the Fund during the period such Trustee served as a Trustee attended at least 75% of the meetings of the Board of Trustees and all committee meetings thereof of which such Trustee was a member.
Board Role in Risk Oversight
          The management of the fund complex seeks to provide investors with disciplined investment teams, a research-driven culture, careful long-term perspective and a legacy of experience. The goal for each Fund is attractive long-term performance consistent with the objectives and investment policies and risks for such Fund, which in turn means, among other things, good security selection, reasonable costs and quality shareholder services. An important sub-component of delivering this goal is risk management — understanding, monitoring and controlling the various risks in making investment decisions at the individual security level as well as portfolio management decisions at the overall fund level. The key participants in the risk management process of the Funds are each Fund’s portfolio managers, the Adviser’s senior management, the Adviser’s risk management group, the Adviser’s compliance group, the Funds’ chief compliance officer, and the various support functions (i.e. the custodian, the Funds’ accountants (internal and external), and legal counsel). While Funds are subject to other risks such as valuation, custodial, accounting, shareholder servicing, etc., a Fund’s primary risk is understanding, monitoring and controlling the various risks in making portfolio management decisions consistent with the Fund’s objective and policies. The Board’s role is oversight of management’s risk management process. At regular quarterly meetings, the Board reviews Fund performance and factors, including risks, affecting such performance by Fund with the Adviser’s senior management, and the Board typically meets at least once a year with the portfolio managers of each Fund. At regular quarterly meetings, the Board reviews reports showing monitoring done by the Adviser’s risk management group, by the Adviser’s compliance group, the Funds’ chief compliance officer and reports from the Funds’ support functions.

K-2

Exhibit L
Remuneration of Acquiring Fund Trustees
          The following information pertains to the Acquiring Fund. Not all funds advised by the Adviser are overseen by the same board of trustees. The Acquiring Fund is overseen by the Board of Trustees discussed below (the “IVK Board”). References to the “Board” in this Exhibit L refer solely to the IVK Board and references to “Funds” in this Exhibit L refer solely to those funds advised by the Adviser, including the Acquiring Fund, overseen by the IVK Board.
Remuneration of Trustees
          Set forth below is information regarding compensation paid or accrued for each Trustee of the Acquiring Fund during the year ended December 31, 2011. The Funds do not accrue or pay retirement or pension benefits to Trustees.
Compensation Table

			Number of Portfolios in
	Aggregate Compensation from	Total Compensation from	Fund Complex Overseen
Name	the Acquiring Fund(1)	Funds in the Fund Complex	by Trustee
Interested Trustees
Wayne W. Whalen	$3,807	$399,000	151
Colin D. Meadows	$0	$0	18

Independent Trustees
David C. Arch	$3,807	$412,250	151
Jerry D. Choate	$3,328	$83,000	18
Rodney F. Dammeyer	$3,807	$412,250	151
Linda Hutton Heagy	$3,807	$95,000	18
R. Craig Kennedy	$3,572	$89,000	18
Howard J Kerr	$3,807	$95,000	18
Jack E. Nelson	$3,807	$95,000	18
Hugo F. Sonnenschein	$3,807	$412,200	151
Suzanne H. Woolsey	$3,807	$95,000	18

(1)	For the year ended December 31, 2011.

L-1

Exhibit M
Outstanding Shares of the Funds
          As of the Record Date, there were the following number of shares outstanding of each Fund:

Fund	Share Class	Number of Shares Outstanding
IQN	Common Shares	4,030,280
IQN	VMTP Shares	136
VTN	Common Shares	15,249,928
VTN	VMTP Shares	768

M-1

Exhibit N
Ownership of the Funds
Significant Holders
          Listed below are the name, address and percent ownership of each person who, as of the Record Date, to the best knowledge of the Funds owned 5% or more of the outstanding shares of a class of a Fund.

			Number of
Name and Address	Fund	Class of Shares	Shares Owned		Percent Owned*

Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	Target Fund (IQN)	Common Shares	425,544		10.56%

First Trust Portfolios L.P., First Trust Advisors L.P., The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	Acquiring Fund (VTN)	Common Shares	1,089,236		6.7%

RBC Capital Markets, LLC Three World Financial Center 200 Vesey Street New York, NY 10281-8098	Target Fund (IQN)	VMTP	136	**	100%

RBC Capital Markets, LLC Three World Financial Center 200 Vesey Street New York, NY 10281-8098	Acquiring Fund (VTN)	VMTP	768	**	100%

*	Each Fund has no knowledge of whether all or any portion of the shares owned of record are also owned beneficially.

**	VMTP Shares are subject to a voting trust requiring that certain voting rights of the VMTP Shares must be exercised as directed by an unaffiliated third party.

N-1

Exhibit O
Form of Statement of Preferences of the VMTP Shares of the Acquiring Fund

Page
14. Global Certificate	O-41

Appendix A: Eligible Assets	O-43

[FUND]
STATEMENT OF PREFERENCES OF
VARIABLE RATE MUNI TERM PREFERRED SHARES
               [FUND], a Delaware Statutory Trust (the “Fund”), hereby certifies that:
               FIRST: Pursuant to authority expressly vested in the Board of Trustees of the Fund by Article [II] of the Declaration of Trust, the Board of Trustees of the Fund approved the issuance of [• ] preferred shares of beneficial interest of the Fund in one or more series as Variable Rate Muni Term Preferred Shares (the “VMTP Shares”) on [August [• ], 2012].1 The VMTP Shares may be issued in one or more series, as designated and authorized by the Board of Trustees or a duly authorized committee thereof from time to time (each series of VMTP Shares that may be authorized and issued, a “Series”).
               SECOND: The preferences (including liquidation preference), voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, of the shares of each Series of VMTP Shares are as follows or as set forth in an amendment to this Statement of Preferences or otherwise in the Declaration of Trust (each such Series being referred to herein as a “Series of VMTP Shares”):
DESIGNATION
               Series 2015/[• ]-[Ticker]: A series of [•] preferred shares of beneficial interest of the Fund, par value $0.01 per share, liquidation preference $100,000 per share, is hereby authorized and designated “ Series 2015/[• ]-[Ticker] VMTP Shares”. Each Series 2015/[• ]-[Ticker] VMTP Share shall be issued on a date determined by the Board of Trustees of the Fund or pursuant to their delegated authority; have an Applicable Rate for the Initial Rate Period equal to the sum of [•]% per annum plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index, published at approximately 3:00 p.m., New York City time, on Wednesday, [August [•], 2012];2 and have such other preferences, voting powers, restrictions, limitations as to dividends and distributions, qualifications and terms and conditions of redemption, required by Applicable Law and that are expressly set forth in this Statement of Preferences and the Declaration of Trust. The Series 2015/[• ]-[Ticker] VMTP Shares shall constitute a separate series of preferred shares of beneficial interest of the Fund and each Series 2015/[• ]-[Ticker] VMTP Share shall be identical to each other Series 2015/[• ]-[Ticker] VMTP Share. Except as otherwise provided with respect to any additional Series of VMTP Shares, the terms and conditions of this Statement of Preferences apply to each Series of VMTP Shares.
DEFINITIONS
     The following terms shall have the following meanings (with terms defined in the singular having comparable meanings when used in the plural and vice versa), unless the context otherwise requires:
     “1940 Act” means the Investment Company Act of 1940, as amended from time to time, and the rules promulgated thereunder.

[1]	Assumes the redomestication/merger closes in August.

[2]	Assumes the redomestication/merger closes in August.

     “Additional Amount” has the meaning specified in Section 2(e)(i)(B) of this Statement of Preferences.
     “Affected Series” has the meaning set forth in Section 5(d) of this Statement of Preferences.
     “Agent Member” means a Person with an account at the Securities Depository that holds one or more VMTP Shares through the Securities Depository, directly or indirectly, for a Beneficial Owner and that will be authorized and instructed, directly or indirectly, by a Beneficial Owner to disclose information to the Redemption and Paying Agent with respect to such Beneficial Owner.
     “Applicable Base Rate” means the SIFMA Municipal Swap Index.
     “Applicable Law” means Delaware State law (including, without limitation, the Delaware statutory trusts laws), the federal law of the United States of America (including, without limitation, the 1940 Act).
     “Applicable Rate” means the dividend rate per annum on any VMTP Shares for a Rate Period determined as set forth in Section 2(e)(i) of this Statement of Preferences or in the definition of “Maximum Rate,” as applicable.
     “Applicable Rate Determination” means each periodic operation of the process of determining the Applicable Rate for the VMTP Shares for a Subsequent Rate Period.
     “Basic Maintenance Amount,” as of any Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines.
     “Basic Maintenance Cure Date,” with respect to the failure by the Fund to satisfy the Basic Maintenance Amount (as required by Section 7(a) of this Statement of Preferences) as of a given Valuation Date, shall have the meaning set forth in the Rating Agency Guidelines, but in no event shall it be longer than 10 Business Days following such Valuation Date.
     “Beneficial Owner” means a Person in whose name VMTP Shares are recorded as beneficial owner of such VMTP Shares by the Securities Depository, an Agent Member or other securities intermediary on the records of such Securities Depository, Agent Member or securities intermediary, as the case may be, or, if applicable, such Person’s subrogee.
     “Board of Trustees” means the Board of Trustees of the Fund or any duly authorized committee thereof.
     “Broker-Dealer” means any registered broker-dealer that has indicated on its BrokerCheck Report (available on FINRA BrokerCheck) under “Firm Operations—Types of Business” that it is engaged in each of the following business lines: (i) “Broker or dealer retailing corporate equity securities over-the-counter;” and (ii) “Underwriter or selling group participant” (of any type of securities); provided that, if FINRA shall discontinue the existence of BrokerCheck, “Broker-Dealer” means any registered broker-dealer that engages in such business lines or substantively equivalent business lines as indicated on whatever publicly available information source that replaces FINRA BrokerCheck; provided further that if no publicly available information source replaces FINRA BrokerCheck, “Broker-Dealer” shall mean any registered broker dealer.
     “Business Day” means a day (a) other than a day on which commercial banks in The City of New York, New York are required or authorized by law or executive order to close and (b) on which the New York Stock Exchange is not closed.
     “Closed-End Funds” has the meaning set forth in Section 12(a) of this Statement of Preferences.
     “Closing Date” means May [•], 2012.
     “Code” means the U.S. Internal Revenue Code of 1986, as amended.
     “Common Shares” has the meaning set forth in the Declaration of Trust.

     “Conditional Acceptance” means a conditional acceptance by the Total Holders to extend the Term Redemption Date of the VMTP Shares.
     “Cure Date” means the Basic Maintenance Cure Date, the Minimum Asset Coverage Cure Date or the last day of the Effective Leverage Ratio Cure Period, as the case may be.
     “Custodian”, for purposes of this Statement of Preferences, means a bank, as defined in Section 2(a)(5) of the 1940 Act, that has the qualifications prescribed in paragraph 1 of Section 26(a) of the 1940 Act, or such other entity as shall be providing custodian services to the Fund as permitted by the 1940 Act or order thereunder, and shall include, as appropriate, any similarly qualified sub-custodian duly appointed by the Custodian.
     “Date of Original Issue” means [August [•], 2012].3
     “Declaration of Trust” means the Amended and Restated Agreement and Declaration of Trust of the Fund, as amended and supplemented (including by this Statement of Preferences).
     “Defeased Securities” means a security for which cash, cash equivalents or other eligible property has been pledged in an amount sufficient to make all required payments on such security to and including maturity (including any accelerated maturity pursuant to a permitted redemption), in accordance with the instrument governing the issuance of such security.
     “Deferred Compensation Hedge Assets” has the meaning specified in Appendix A of this Statement of Preferences.
     “Deposit Securities” means, as of any date, any United States dollar-denominated security or other investment of a type described below that either (i) is a demand obligation payable to the holder thereof on any Business Day or (ii) has a maturity date, mandatory redemption date or mandatory payment date, on its face or at the option of the holder, preceding the relevant payment date in respect of which such security or other investment has been deposited or set aside as a Deposit Security:
(1)	cash or any cash equivalent;

(2)	any U.S. Government Security;

(3)	any Municipal Security that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to Municipal Securities with substantially similar terms as of the date of this Statement of Preferences (or such rating’s future equivalent), including (A) any such Municipal Security that has been pre-refunded by the issuer thereof with the proceeds of such refunding having been irrevocably deposited in trust or escrow for the repayment thereof and (B) any such fixed or variable rate Municipal Security that qualifies as an eligible security under Rule 2a-7 under the 1940 Act as amended or as in effect on the Date of Original Issue;

(4)	any investment in any money market fund registered under the 1940 Act that qualifies under Rule 2a-7, or in any similar investment vehicle described in Rule 12d1-1(b)(2) under the 1940 Act, that invests principally in Municipal Securities or U.S. Government Securities or any combination thereof; or

(5)	any letter of credit from a bank or other financial institution that has a credit rating from at least one NRSRO that is the highest applicable rating generally ascribed by such NRSRO to bank

[3]	This will be the effective date of the redomestication/merger and in this draft assumes the redomestication/merger closes in August.

deposits or short-term debt of similar banks or other financial institutions as of the date of this Statement of Preferences (or such rating’s future equivalent).
     “Derivative Contract” means (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, forward swap transactions, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, futures contracts, repurchase transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement or cleared on an exchange or other clearing organization, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any obligations or liabilities under any such Master Agreement.
     “Derivative Termination Value” means, in respect of any one or more Derivative Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Derivative Contracts, (a) for any date on or after the date such Derivative Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), (b) for any date prior to the date referenced in clause (a), the amount(s) determined as the mark-to-market value(s) for such Derivative Contracts, as determined based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Derivative Contracts (which may include a Holder or an affiliate of the Holder) or (c) for any date on which Derivative Contracts are traded on an exchange, the last reported sale price.
     “Discounted Value,” as of any Valuation Date, has the meaning set forth in the Rating Agency Guidelines.
     “Dividend Payment Date” means the date that is the first Business Day of each calendar month.
     “Dividend Period” means, with respect to the Series 2015/[• ]-[Ticker] VMTP Shares, in the case of the first Dividend Period, the period beginning on the Date of Original Issue for such Series and ending on and including [August 31, 2012]4 and for each subsequent Dividend Period, the period beginning on and including the first calendar day of the month following the month in which the previous Dividend Period ended and ending on and including the last calendar day of such month.
     “Effective Leverage Ratio” means the quotient of:
     (A) the sum of (i) the aggregate liquidation preference of the Fund’s “senior securities” (as that term is defined in the 1940 Act) that are shares of beneficial interest of the Fund, plus any accumulated but unpaid dividends thereon, excluding, without duplication, (x) any such senior securities for which the Fund has issued a notice of redemption (in accordance with the terms of such senior securities) and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities on hand and segregated on the books and records of the Custodian for the purpose of such redemption and (y) the Fund’s outstanding Preferred Shares to be redeemed with the gross proceeds from the sale of VMTP Shares or other replacement securities, for which the Fund either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) to the paying agent for such Preferred Shares or otherwise has adequate Deposit Securities on hand and segregated on the books and records of the Custodian for the purpose of such redemption; (ii) the aggregate principal amount of a Fund’s “senior securities representing indebtedness” (as that term is defined in the 1940 Act), plus any accrued but unpaid interest thereon; (iii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Fund (less the aggregate principal amount of any such floating

[4]	This date is based on the assumption that the merger/redomestication occurs in August 2012.

rate trust certificates owned by the Fund and corresponding to the associated residual floating rate trust certificates owned by the Fund); and (iv) the aggregate amount of the Fund’s repurchase obligations under repurchase agreements;
     divided by
     (B) the sum of (i) the Market Value of the Fund’s total assets (including amounts attributable to senior securities, but excluding any assets consisting of Deposit Securities relating to senior securities for which the Fund has issued a notice of redemption (in accordance with the terms of such senior securities) and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities on hand and segregated on the books and records of the Custodian for the purpose of such redemption), less the sum of (A) the amount of the Fund’s accrued liabilities (which accrued liabilities shall include net obligations of the Fund under each Derivative Contract in an amount equal to the Derivative Termination Value thereof payable by the Fund to the related counterparty), other than liabilities for the aggregate principal amount of senior securities representing indebtedness, and (B) the Overconcentration Amount; and (ii) the aggregate principal amount of floating rate trust certificates corresponding to the associated residual floating rate trust certificates owned by the Fund (less the aggregate principal amount of any such floating rate trust certificates owned by the Fund and corresponding to the associated residual floating rate trust certificates owned by the Fund).
     “Effective Leverage Ratio Cure Period” has the meaning specified in Section 6(b) of this Statement of Preferences.
     “Electronic Means” means email transmission, facsimile transmission or other similar electronic means of communication providing evidence of transmission (but excluding online communications systems covered by a separate agreement) acceptable to the sending party and the receiving party, in any case if operative as between any two parties, or, if not operative, by telephone (promptly confirmed by any other method set forth in this definition), which, in the case of notices to the Redemption and Paying Agent, shall be sent by such means as set forth in the Redemption and Paying Agent Agreement.
     “Eligible Assets” means the instruments listed on Appendix A hereto.
     “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
     “Excluded Redemption” means a redemption of 10% or less of the Outstanding VMTP Shares utilizing redemption proceeds derived from the issuance of tender option bond securities.
     “Exposure Period” has the meaning set forth in the Moody’s Guidelines.
     “Failure to Deposit” means, with respect to a series of VMTP Shares, a failure by the Fund to pay to the Redemption and Paying Agent, not later than 12:00 noon, New York City time, (A) on the Business Day immediately preceding any Dividend Payment Date for such series of VMTP Shares, in funds available on such Dividend Payment Date in The City of New York, New York, the full amount of any dividend to be paid on such Dividend Payment Date on any share of such Series or (B) on the Business Day immediately preceding any Redemption Date for such series of VMTP Shares in funds available on such Redemption Date in The City of New York, New York, the Redemption Price to be paid on such Redemption Date for any share of such Series after Notice of Redemption is provided pursuant to Section 10(c) of this Statement of Preferences; provided, however, that, notwithstanding anything expressed or implied herein to the contrary, (i) the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VMTP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption, and (ii) a Failure to Deposit shall not be deemed to have occurred if the Fund is unable to make the payments in clause (A) or clause (B) due to the lack of legally available funds under Applicable Law or because of any other Applicable Law restrictions on such payments.

     “Fitch” means Fitch Ratings, a part of the Fitch Group, which is a majority-owned subsidiary of Fimalac, S.A, or any successor thereto.
     “Fitch Eligible Assets” means assets of the Fund set forth in the Fitch Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Fitch ratings of VMTP Shares at the request of the Fund.
     “Fitch Guidelines” means the guidelines applicable to Fitch’s then current ratings of the VMTP Shares provided by Fitch in connection with Fitch’s ratings of the VMTP Shares at the request of the Fund (a copy of which is available to Holders on request to the Fund), in effect on the date hereof and as may be amended from time to time, provided, however that any such amendment will not be effective for thirty (30) days from the date that Fitch provides final notice of such amendment to the Fund or such earlier date as the Fund may elect.
     “Fitch Provisions” means Sections 7, 8(c)(B) and 9 of this Statement of Preferences with respect to Fitch, and any other provisions hereof with respect to Fitch’s ratings of VMTP Shares at the request of the Fund, including any provisions with respect to obtaining and maintaining a rating on VMTP Shares from Fitch. The Fund is required to comply with the Fitch Provisions only if Fitch is then rating VMTP Shares at the request of the Fund.
     “Foreign Entity” means any non-U.S. entity that is an Operating Company whose equity securities (or depositary receipts) are publicly traded and has a market capitalization of a U.S. dollar equivalent of not less than U.S.$1,000,000,000 on the trade date for the proposed transfer of VMTP Shares.
     “Fund” has the meaning as set forth in the recitals of this Statement of Preferences.
     “Gross-up Payment” means payment to a Beneficial Owner of an amount which, when taken together with the aggregate amount of Taxable Allocations made to such Beneficial Owner to which such Gross-up Payment relates, would cause such Beneficial Owner’s dividends in dollars (after giving effect to regular federal income tax consequences) from the aggregate of such Taxable Allocations and the related Gross-up Payment to be equal to the dollar amount of the dividends which would have been received by such Beneficial Owner if the amount of such aggregate Taxable Allocations would have been excludable from the gross income of such Beneficial Owner. Such Gross-up Payment shall be calculated (i) without consideration being given to the time value of money; (ii) assuming that no Beneficial Owner of VMTP Shares is subject to the federal alternative minimum tax with respect to dividends received from the Fund; (iii) assuming that each Taxable Allocation and each Gross-up Payment (except to the extent such Gross-up Payment is properly designated as an exempt-interest dividend under Section 852(b)(5) of the Code or successor provisions) would be taxable in the hands of each Beneficial Owner of VMTP Shares at the maximum marginal regular federal individual income tax rate applicable to ordinary income or net capital gains, as applicable, or the maximum marginal regular federal corporate income tax rate applicable to ordinary income or net capital gains, as applicable, whichever is greater, in effect at the time such Gross-up Payment is made; and (iv) assuming that each Taxable Allocation and each Gross-up Payment would not be subject to the tax imposed by Section 1411 of the Code or any similar Medicare or other surtax.
     “Holder” means a Person in whose name a VMTP Share is registered in the registration books of the Fund maintained by the Redemption and Paying Agent.
     “Increased Rate Event” means the occurrence of any of the following events:
     (a) failure by the Fund to pay when due the full amount of accrued but unpaid dividends on any Dividend Payment Date (other than a failure by the Fund to so pay due to the lack of legally available funds under Applicable Law or because of any other Applicable Law restrictions on such payments). This Increased Rate Event shall be considered cured on the date the Fund pays the full amount of such accrued but unpaid dividends;
     (b) failure by the Fund to make any redemption payment pursuant to Section 10 of this Statement of Preferences (other than a failure by the Fund to so pay due to the lack of legally available funds under Applicable Law or because of any other Applicable Law restrictions on such payments). This Increased Rate Event shall be considered cured on the date the Fund makes such redemption payment;

     (c) failure by the Fund to pay when due the full amount of accrued but unpaid dividends in respect of Gross-up Payments required to be paid pursuant to Section 3(b), (other than a failure by the Fund to so pay due to the lack of legally available funds under Applicable Law or because of any other Applicable Law restrictions on such payments). This Increased Rate Event shall be considered cured on the date the Fund pays the full amount of such accrued but unpaid dividends in respect of Gross-up Payments required to paid pursuant to Section 3(b);
     (d) failure by the Fund to have cured on or before the applicable Minimum Asset Coverage Cure Date any failure to maintain Minimum Asset Coverage as required by Section 6(a). This Increased Rate Event shall be considered cured on the date the Fund next achieves Minimum Asset Coverage;
     (e) failure by the Fund on the last day of an applicable Effective Leverage Ratio Cure Period to have an Effective Leverage Ratio of not greater than 45%. This Increased Rate Event shall be considered cured on the date the Fund next has an Effective Leverage Ratio of not greater than 45%;
     (f) failure by the Fund to make investments only in Eligible Assets as required by Section 6(c). This Increased Rate Event shall be considered cured on the date the Fund has disposed of any investments made in violation of Section 6(c);
     (g) failure by the Fund to maintain compliance with Section 6(d). This Increased Rate Event shall be considered cured on the date the Fund returns to compliance with Section 6(d);
     (h) the creation, incurrence, or existence of any lien in violation of Section 6(e). This Increased Rate Event shall be considered cured on the date that such lien is released or discharged;
     (i) failure by the Fund on the Basic Maintenance Cure Date to satisfy the Basic Maintenance Amount as of the Valuation Date pertaining to such Basic Maintenance Cure Date. This Increased Rate Event shall be considered cured on the date that the Fund confirms in writing that it is in compliance with the Basic Maintenance Amount and makes such confirmation publicly available, which may be made by posting on a publicly available section of the Fund’s website;
     (j) the declaration, payment or setting apart for payments any dividend or other distribution in violation of Section 8. Such Increased Rate Event shall be considered cured (i) in the case of any declaration or setting apart for payment of any dividend or other distribution, on the date such action is effectively rescinded, set aside, reversed, revoked, or otherwise rendered null and (ii) in any other case, on the first date thereafter that the Fund is not prohibited pursuant to Section 8 from declaring, paying or setting apart for payment a cash dividend or other cash distribution in respect of the Common Shares;
     (k) unless pursuant to an order of the court of competent jurisdiction, the payment or distribution of any assets of the Fund in violation of Section 11(b) or 11(c);
     (l) failure of the Fund to comply with Section 13(h). This Increased Rate Event will be considered cured on the date the Fund shall next maintain settlement of VMTP Shares in global book entry form through the Securities Depository;
     (m) failure of the Fund to comply with Section 13(i). This Increased Rate Event will be considered cured on the date such filing or application has been withdrawn, rescinded or dismissed;
     (n) failure of the Fund to comply with Section 13(u). This Increased Rate Event will be considered cured on the date the Fund produces financial statements audited in accordance with the standards of the Public Company Accounting Oversight Board (United States);
     (o) any determination is made by the Fund or the Internal Revenue Service that the VMTP Shares are not equity in a regulated investment company for federal income tax purposes. This Increased Rate Event will be considered cured on the date such determination is reversed, revoked or rescinded;

     (p) a Registration Rights Failure occurs. This Increased Rate Event will be considered cured on the date such Registration Rights Failure no longer exists;
     (q) failure by the Fund to have duly authorized any Related Document. This Increased Rate Event shall be considered cured on the date the Fund duly authorizes each such Related Document that was not previously duly authorized; or
     (r) failure by the Fund to provide the information required by Section 12(b) and such failure is not cured by the fifth Business Day following written request. This Increased Rate Event shall be considered cured on the date the Fund furnishes the information specified in the foregoing sentence.
     “Initial Rate Period,” with respect to the VMTP Shares of any Series, means the period commencing on and including the Date of Original Issue thereof and ending on, and including the next succeeding Wednesday or if such day is not a Business Day, the next succeeding Business Day.
     “Investment Adviser”, for purposes of this Statement of Preferences, means Invesco Advisers, Inc., or any successor investment advisor to the Fund.
     “LIBOR Dealer” means Royal Bank of Canada and such other dealer or dealers as the Fund from time to time may appoint or in lieu of any thereof, and their respective affiliates and successors.
     “LIBOR Rate” means, on any Rate Determination Date, (i) the rate for deposits in U.S. dollars for the designated Rate Period, which appears on Reuters display page LIBOR01 (“Page LIBOR01”) (or such other page as may replace that page on that service, or such other service as may be selected by the LIBOR Dealer or its successors that are LIBOR Dealers) as of 11:00 a.m. London time, on the day that is the London Business Day preceding the Rate Determination Date (the “LIBOR Determination Date”), or (ii) if such rate does not appear on Page LIBOR01 or such other page as may replace such Page LIBOR01, (A) the LIBOR Dealer shall determine the arithmetic mean of the offered quotations of the Reference Banks to leading banks in the London interbank market for deposits in U.S. dollars for the designated Rate Period in an amount determined by such LIBOR Dealer by reference to requests for quotations as of approximately 11:00 a.m. (London time) on such date made by such LIBOR Dealer to the Reference Banks, (B) if at least two of the Reference Banks provide such quotations, the LIBOR Rate shall equal such arithmetic mean of such quotations, (C) if only one or none of the Reference Banks provide such quotations, the LIBOR Rate shall be deemed to be the arithmetic mean of the offered quotations that leading banks in The City of New York selected by the LIBOR Dealer (after obtaining the Fund’s approval) are quoting on the relevant LIBOR Determination Date for deposits in U.S. dollars for the designated Rate Period in an amount determined by the LIBOR Dealer (after obtaining the Fund’s approval) that is representative of a single transaction in such market at such time by reference to the principal London offices of leading banks in the London interbank market; provided, however, that if one of the LIBOR Dealers does not quote a rate required to determine the LIBOR Rate, the LIBOR Rate will be determined on the basis of the quotation or quotations furnished by any Substitute LIBOR Dealer or Substitute LIBOR Dealers selected by the Fund to provide such rate or rates not being supplied by the LIBOR Dealer; provided further, that if the LIBOR Dealer and Substitute LIBOR Dealers are required but unable to determine a rate in accordance with at least one of the procedures provided above, the LIBOR Rate shall be the LIBOR Rate as determined on the previous Rate Determination Date.
     “Liquidation Preference,” means $100,000 per share.
     “Liquidity Account” has the meaning specified in Section 10(b)(ii)(A) of this Statement of Preferences.
     “Liquidity Account Initial Date” means the date which is six-months prior to the Term Redemption Date.
     “Liquidity Account Investments” means Deposit Securities or any other security or investment owned by the Fund that is rated not less than A-/A3 or the equivalent rating (or any such rating’s future equivalent) by each NRSRO then rating such security or investment (or if rated by only one NRSRO, by such NRSRO) or, if no NRSRO is then rating such security, deemed to be of an equivalent rating by the Investment Adviser on the Fund’s books and records.

     “Liquidity Requirement” has the meaning specified in Section 10(b)(ii)(B) of this Statement of Preferences.
     “London Business Day” means any day on which commercial banks are generally open for business in London.
     “Majority” means the Holders of more than 50% of the aggregate Outstanding amount of the VMTP Shares.
     “Managed Assets” means the Fund’s total assets (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). For the avoidance of doubt, assets attributable to money borrowed for investment purposes includes the portion of the Fund’s assets in a tender option bond trust of which the Fund owns the residual interest (without regard to the value of the residual interest to avoid double counting).
     “Market Value” of any asset of the Fund means the indication of value thereof determined by an independent third-party pricing service designated pursuant to the Fund’s valuation policies and procedures approved from time to time by the Board of Trustees for use in connection with the determination of the Fund’s net asset value. The pricing service values portfolio securities at the mean between the quoted bid and asked price or the yield equivalent when quotations are readily available. Securities for which quotations are not readily available are valued at fair value as determined by the pricing service using methods which include consideration of: yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating; indications as to value from dealers; and general market conditions. The pricing service may employ electronic data processing techniques or a matrix system, or both, to determine valuations.
     “Maximum Rate” means 15% per annum, increased by any applicable Gross-up Payment due and payable in accordance with Section 3 of this Statement of Preferences.
     “Minimum Asset Coverage” means asset coverage, as defined in Section 18(h) of the 1940 Act as in effect on the Date of Original Issue (excluding from (1) the denominator of such asset coverage test (i) any senior securities (as defined in the 1940 Act) for which the Fund has issued a notice of redemption and either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such senior securities) to the paying agent for such senior securities or otherwise has adequate Deposit Securities or sufficient deposits on hand and segregated on the books and records of the Custodian for the purpose of such redemption and (ii) the Fund’s outstanding Preferred Shares to be redeemed with the gross proceeds from the sale of VMTP Shares or other replacement securities, for which the Fund either has delivered Deposit Securities or sufficient funds (in accordance with the terms of such Preferred Shares) to the paying agent for such Preferred Shares or otherwise has adequate Deposit Securities or sufficient deposits on hand and segregated on the books and records of the Custodian for the purpose of such redemption and (2) from the numerator of such asset coverage test, any Deposit Securities referred to in the previous clause (1)(i) and (ii)) of at least 225% with respect to all outstanding senior securities of the Fund which are shares of beneficial interest of the Fund, including all Outstanding VMTP Shares (or, if higher, such other asset coverage as may be specified in or under the 1940 Act as in effect from time to time as the minimum asset coverage for senior securities which are stock of a closed-end investment company as a condition of declaring dividends on its common shares).
     “Minimum Asset Coverage Cure Date,” with respect to the failure by the Fund to maintain the Minimum Asset Coverage (as required by Section 6 of this Statement of Preferences), means the tenth Business Day following such failure.
     “Moody’s” means Moody’s Investors Service, Inc., a Delaware corporation, or any successor thereto.
     “Moody’s Discount Factor” means the discount factors set forth in the Moody’s Guidelines for use in calculating the Discounted Value of the Fund’s assets in connection with Moody’s ratings of VMTP Shares at the request of the Fund.

     “Moody’s Eligible Assets” means assets of the Fund set forth in the Moody’s Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Moody’s ratings of VMTP Shares at the request of the Fund.
     “Moody’s Guidelines” means the guidelines applicable to Moody’s then current ratings of the VMTP Shares, provided by Moody’s in connection with Moody’s ratings of the VMTP Shares at the request of the Fund (a copy of which is available to Holders on request to the Fund), in effect on the date hereof and as may be amended from time to time, provided, however that any such amendment will not be effective for thirty (30) days from the date that Moody’s provides final notice of such amendment to the Fund or such earlier date as the Fund may elect.
     “Moody’s Provisions” means Sections 7, 8(c)(B) and 9 of this Statement of Preferences with respect to Moody’s, and any other provisions hereof with respect to Moody’s ratings of VMTP Shares at the request of the Fund, including any provisions with respect to obtaining and maintaining a rating on VMTP Shares from Moody’s. The Fund is required to comply with the Moody’s Provisions only if Moody’s is then rating VMTP Shares at the request of the Fund.
     “Municipal Securities” means municipal bonds, municipal securities (including, without limitation, municipal notes and municipal commercial paper) or other instruments, the underlying obligations or reference obligations of which, are one or more municipal bonds or municipal securities, in any case in which the Fund may invest for purposes of satisfying its policy of investing in municipal securities pursuant to its investment policies and procedures.
     “Net Tax-Exempt Income” means the excess of the amount of interest excludable from gross income under Section 103(a) of the Code over the amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code.
     “Notice of Redemption” means any notice with respect to the redemption of VMTP Shares pursuant to Section 10(c) of this Statement of Preferences.
     “NRSRO” means a “nationally recognized statistical rating organization” within the meaning of Section 3(a)(62) of the Exchange Act that is not an “affiliated person” (as defined in Section 2(a)(3) of the 1940 Act) of the Fund, including, at the date hereof, Moody’s and Fitch.
     “Operating Company” means any company that (i) is not, and does not hold itself out as being engaged primarily in the business of investing, reinvesting, owning, holding or trading in securities and does not own securities having a value exceeding 50% of the value of such company’s total assets as set forth on such company’s most recently publicly available financial statement; or (ii) is a banking institution, insurance company or broker-dealer, incorporated or organized under the laws of a country other than the United States, or a political subdivision of a country other than the United States that is regulated as such by that country’s or subdivision’s government or any agency thereof.
     “Other Rating Agency” means each NRSRO, if any, other than Fitch or Moody’s then providing a rating for the VMTP Shares at the request of the Fund.
     “Other Rating Agency Eligible Assets” means assets of the Fund set forth in the Other Rating Agency Guidelines as eligible for inclusion in calculating the Discounted Value of the Fund’s assets in connection with Other Rating Agency ratings of VMTP Shares at the request of the Fund.
     “Other Rating Agency Guidelines” means the guidelines applicable to each Other Rating Agency’s ratings of the VMTP Shares, provided by such Other Rating Agency in connection with such Other Rating Agency’s ratings of the VMTP Shares at the request of the Fund (a copy of which is available on request to the Fund), as may be amended from time to time, provided, however that any such amendment will not be effective except as agreed between such Other Rating Agency and the Fund or such earlier date as the Fund may elect.

     “Other Rating Agency Provisions” means Sections 7, 8(c)(B) and 9 of this Statement of Preferences with respect to any Other Rating Agency then rating the VMTP Shares at the request of the Fund, and any other provisions hereof with respect to such Other Rating Agency’s ratings of VMTP Shares, including any provisions with respect to obtaining and maintaining a rating on VMTP Shares from such Other Rating Agency. The Fund is required to comply with the Other Rating Agency Provisions of an Other Rating Agency only if such Other Rating Agency is then rating VMTP Shares at the request of the Fund.
     “Outstanding” means, as of any date with respect to the VMTP Shares of any Series, the number of VMTP Shares of such Series theretofore issued by the Fund except, without duplication, (i) any VMTP Shares of such Series theretofore cancelled or delivered to the Redemption and Paying Agent for cancellation or redemption by the Fund, (ii) any VMTP Shares of such Series with respect to which the Fund has given a Notice of Redemption and irrevocably deposited with the Redemption and Paying Agent sufficient Deposit Securities to redeem such VMTP Shares, pursuant to Section 10 of this Statement of Preferences, (iii) any VMTP Shares of such Series as to which the Fund shall be a Beneficial Owner, and (iv) any VMTP Shares of such Series represented by any certificate in lieu of which a new certificate has been executed and delivered by the Fund.
     “Overconcentration Amount” means, as of any date of calculation of the Effective Leverage Ratio, an amount equal to the sum of: (i) the Market Value of assets that are rated below A- or A3 by any rating agency then rating such assets that exceed 50% of the Market Value of the Fund’s Managed Assets; (ii) the Market Value of assets that are rated below investment grade by any rating agency then rating such assets that exceed 20% of the Market Value of the Fund’s Managed Assets; (iii) the Market Value of assets that are from a single issuer rated at least A- or A3 by all rating agencies then rating such assets that exceed 12% of the Market Value of the Fund’s Managed Assets, provided that if any single issuer is rated below A- or A3 by any rating agency then rating such assets, the Market Value of assets that are from such single issuer that exceed 6% of the Market Value of the Fund’s Managed Assets; (iv) the Market Value of assets that constitute tobacco obligations that exceed 10% of the Market Value of the Fund’s Managed Assets; and (v) the Market Value of all deferred compensation plan assets, if any.
     “Permitted Issuer” shall have the meaning set forth in Appendix A of this Statement of Preferences.
     “Person” means and includes an individual, a partnership, a corporation, a trust, an unincorporated association, a joint venture or other entity or a government or any agency or political subdivision thereof.
     “Preferred Shares” has the meaning set forth in the Declaration of Trust, and includes the VMTP Shares.
     “Purchase Agreement” means the Variable Rate Muni Term Preferred Shares Purchase Agreement, dated as of the Closing Date, between the Fund and the Purchaser, as amended, modified or supplemented from time to time.
     “Purchaser” means the purchaser on the Closing Date as set forth in the Purchase Agreement.
     “QIB” means a “qualified institutional buyer” as defined in Rule 144A under the Securities Act.
     “Rate Determination Date” means, with respect to any Series of VMTP Shares, (i) with respect to the Initial Rate Period for any Series of VMTP Shares, the Business Day immediately preceding the Date of Original Issue of such Series and (ii) with respect to any Subsequent Rate Period, the last day of the immediately preceding Rate Period for such Series.
     “Rate Period,” with respect to VMTP Shares, means the Initial Rate Period and any Subsequent Rate Period.
     “Rating Agency” means each of Fitch (if Fitch is then rating VMTP Shares at the request of the Fund), Moody’s (if Moody’s is then rating VMTP Shares at the request of the Fund) and any Other Rating Agency (if such Other Rating Agency is then rating VMTP Shares at the request of the Fund).
     “Rating Agency Certificate” has the meaning specified in Section 7(b) of this Statement of Preferences.

     “Rating Agency Guidelines” means Moody’s Guidelines (if Moody’s is then rating VMTP Shares at the request of the Fund), Fitch Guidelines (if Fitch is then rating VMTP Shares at the request of the Fund) and any Other Rating Agency Guidelines (if such Other Rating Agency is then rating VMTP Shares at the request of the Fund).
     “Rating Agency Provisions” means the Moody’s Provisions (if Moody’s is then rating VMTP Shares at the request of the Fund), the Fitch Provisions (if Fitch is then rating VMTP Shares at the request of the Fund) and any Other Rating Agency Provisions (if such Other Rating Agency is then rating VMTP Shares at the request of the Fund). The Fund is required to comply with the Rating Agency Provisions of a Rating Agency only if such Rating Agency is then rating VMTP Shares at the request of the Fund.
     “Ratings Spread” means, with respect to any Rate Period for any Series of VMTP Shares, the percentage per annum set forth opposite the highest applicable credit rating assigned to such Series, unless the lowest applicable credit rating is at or below A+/A1, in which case it means the percentage per annum set forth opposite the lowest applicable credit rating assigned to such Series, by either Moody’s (if Moody’s is then rating the VMTP Shares at the request of the Fund), Fitch (if Fitch is then rating the VMTP Shares at the request of the Fund) or Other Rating Agency (if Other Rating Agency is then rating the VMTP Shares at the request of the Fund) in the table below on the Rate Determination Date for such Rate Period:

Moody’s/Fitch*	Percentage
Aa2/AA to Aaa/AAA	1.10%
Aa3/AA-	1.20%
A1/A+	2.00%
A2/A	2.00%
A3/A-	2.00%
Baa1/BBB+	3.00%
Baa2/BBB	3.00%
Baa3/BBB-	3.10%
Non-investment grade or NR	4.00%

*	And/or the equivalent ratings of an Other Rating Agency then rating the VMTP Shares at the request of the Fund.
     “Redemption and Paying Agent” means Deutsche Bank Trust Company Americas or any successor Person, which has entered into an agreement with the Fund to act as the Fund’s transfer agent, registrar, dividend disbursing agent, paying agent, redemption price disbursing agent and calculation agent in connection with the payment of regularly scheduled dividends with respect to each Series of VMTP Shares, or any successor by operation of law or any successor that acquires all or substantially all of the assets and assumes all of the liabilities of the Redemption and Paying Agent being replaced, either directly or by operation of law, provided that such successor (i) has a rating of at least A3/A- from an NRSRO and (ii) is a licensed banking entity with trust powers or a trust company and has total assets of at least $50 million.
     “Redemption and Paying Agent Agreement” means the redemption and paying agent agreement, dated as of [•], by and between the Fund and the Redemption and Paying Agent pursuant to which Deutsche Bank Trust Company Americas, or any successor, acts as Redemption and Paying Agent, as amended, modified or supplemented from time to time.
     “Redemption Date” has the meaning specified in Section 10(c) of this Statement of Preferences.
     “Redemption Premium” means, with respect to any VMTP Share rated above A1/A+ and its equivalent by all Rating Agencies then rating such VMTP Share at the request of the Fund as of the relevant Redemption Date and subject to any redemption on such Redemption Date, other than redemptions required to comply with Minimum

Asset Coverage requirements or exceed compliance with the Minimum Asset Coverage requirements up to 240%, an amount equal to:
     (A) if such Redemption Date is greater than or equal to two years from the Term Redemption Date, the product of 3% and the Liquidation Preference of the VMTP Shares subject to redemption;
     (B) if such Redemption Date is less than two years but greater than or equal to 18 months from the Term Redemption Date, the product of 2% and the Liquidation Preference of the VMTP Shares subject to redemption; and
     (C) if such Redemption Date is less than 18 months but greater than or equal to one year from the Term Redemption Date, the product of 1% and the Liquidation Preference of the VMTP Shares subject to redemption.
     Any VMTP Share exchanged for a preferred share of an acquiring entity or successor entity in connection with a reorganization, merger or redomestication of the Fund in another state that had been previously approved by the Holders of VMTP Shares or that otherwise does not require the vote or consent of the Holders of VMTP Shares shall not be subject to the Redemption Premium.
     “Redemption Price” means, with respect to any VMTP Share, the sum of (i) the Liquidation Preference, (ii) accumulated but unpaid dividends thereon (whether or not declared) to, but not including, the date fixed for redemption (subject to Section 10(e)) and (iii) the Redemption Premium, if any, in respect of such VMTP Share.
     “Reference Banks” means four major banks in the London interbank market selected by Royal Bank of Canada or its affiliates or successors or such other party as the Fund may from time to time appoint.
     “Registration Rights Agreement” means the registration rights agreement entered into between the Fund and the Purchaser dated as of the Closing Date and as amended from time to time.
     “Registration Rights Failure” means any failure by the Fund to (i) use its commercially reasonable efforts to make effective a VMTP Registration Statement with the SEC in violation of the Fund’s obligations under the Registration Rights Agreement, or (ii) comply in any material respect with any other material provision of the Registration Rights Agreement necessary to effect the VMTP Registration Statement which has not been cured within 30 Business Days of the date of such violation.
     “Related Documents” means this Statement of Preferences, the Declaration of Trust, the Purchase Agreement, the Registration Rights Agreement and the VMTP Shares.
     “Rule 2a-7” means Rule 2a-7 under the 1940 Act.
     “S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business, and any successor or successors thereto
     “SEC” means the Securities and Exchange Commission.
     “Securities Act” means the U.S. Securities Act of 1933, as amended.
     “Securities Depository” means The Depository Trust Company, New York, New York, and any substitute for or successor to such securities depository that shall maintain a book-entry system with respect to the VMTP Shares.
     “Series” has the meaning as set forth in the recitals of this Statement of Preferences.
     “Series of VMTP Shares” has the meaning as set forth in the recitals of this Statement of Preferences.

     “SIFMA” has the meaning as set forth in the recitals of this Statement of Preferences.
     “SIFMA Municipal Swap Index” means the Securities Industry and Financial Markets Association Municipal Swap Index, or such other weekly, high-grade index comprised of seven-day, tax-exempt variable rate demand notes produced by Municipal Market Data, Inc. or its successor, or as otherwise designated by the Securities Industry and Financial Markets Association as of 3:00 p.m., New York City time, on the applicable Rate Determination Date; provided, however, that if such index is no longer produced by Municipal Market Data, Inc. or its successor, then SIFMA Municipal Swap Index means (i) the S&P Weekly High Grade Municipal Index produced by Standard & Poor’s Financial Services LLC or its successors on the applicable Rate Determination Date or (ii) if the S&P Weekly High Grade Municipal Index is no longer produced, the one-week LIBOR Rate on the applicable Rate Determination Date.
     “Statement of Preferences” means this Statement of Preferences of the VMTP Shares, as amended from time to time in accordance with the provisions hereof.
     “Subsequent Rate Period,” with respect to VMTP Shares, means the period from, and including, the first day following a Rate Period of such VMTP Shares to, and including, the next succeeding Wednesday, or if such day is not a Business Day, the next succeeding Business Day.
     “Substitute LIBOR Dealer” means any LIBOR Dealer selected by the Fund; provided that none of such entities shall be an existing LIBOR Dealer.
     “Taxable Allocation” means any payment or portion of a payment of a dividend that is not designated by the Fund as an exempt-interest dividend (as defined in Section 852(b)(5) of the Code).
     “Term Redemption Amount” has the meaning specified in Section 10(b)(ii)(A) of this Statement of Preferences.
     “Term Redemption Date” means [•], 2015 or such later date to which it may be extended in accordance with Section 10(b)(i)(A) of this Statement of Preferences.
     “Total Holders” means the Holders of 100% of the aggregate Outstanding amount of the VMTP Shares.
     “U.S. Government Securities” means direct obligations of the United States or of its agencies or instrumentalities that are entitled to the full faith and credit of the United States and that, except in the case of United States Treasury Bills, provide for the periodic payment of interest and the full payment of principal at maturity or call for redemption.
     “Valuation Date” means each Friday that is a Business Day, or for any Friday that is not a Business Day, the immediately preceding Business Day, and the Date of Original Issue, commencing with the Date of Original Issue.
     “VMTP Registration Statement” means a registration statement prepared on Form N-2 under the Securities Act, including the related final prospectus or prospectuses, related to the VMTP Shares.
     “VMTP Shares” has the meaning as set forth in the recitals of this Statement of Preferences.
     “Voting Period” has the meaning specified in Section 4(b)(i) of this Statement of Preferences.

TERMS
1. Number of Authorized Shares.
          (a) Authorized Shares. The initial number of authorized VMTP Shares is [•].
          (b) Capitalization. So long as any VMTP Shares are Outstanding, the Fund shall not, issue (i) any class or series of shares ranking prior to or on a parity with VMTP Shares with respect to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up of the affairs, or (ii) any other “senior security” (as defined in the 1940 Act as of the Date of Original Issue) of the Fund other than the Fund’s use of tender option bonds, when-issued and delayed delivery transactions, futures, forwards, swaps and other derivative transactions, except as may be issued in connection with any issuance of preferred shares or other senior securities some or all of the proceeds from which issuance are used to redeem all of the Outstanding VMTP Shares (provided that the Fund delivers the proceeds from such issuance necessary to redeem all of the Outstanding VMTP Shares to the Redemption and Paying Agent for investment in Deposit Securities for the purpose of redeeming such VMTP Shares and issues a Notice of Redemption and redeems such VMTP Shares as soon as practicable in accordance with the terms of this Statement of Preferences).
          (c) Capital and Surplus. For so long as any VMTP Shares are outstanding, (i) for any of the Fund’s shares of beneficial interest having a par value, the portion of any consideration received by the Fund for such shares equal to the aggregate par value of such shares shall be deemed to be capital of the Fund, and (ii) for any of the Fund’s shares of beneficial interest having no par value, the portion of any consideration received by the Fund for such shares that shall be deemed to be capital of the Fund shall equal $0.01 per share multiplied by the number of such shares issued by the Fund, unless in either or each case the Board of Trustees by resolution determines that a greater portion of such consideration shall be capital of the Fund. The capital of the Fund may be increased from time to time by resolution of the Board of Trustees directing that a portion of the net assets of the Fund in excess of the amount so determined to be capital be transferred to the capital account. The excess, if any, at any given time, of the net assets of the Fund over the amount determined to be capital shall be surplus. Solely for purposes of determining the capital and surplus of the Fund in accordance with this Section 1(c), the Fund’s net assets means the amount by which total assets of the Fund exceed its total liabilities. Capital and surplus are not liabilities for this purpose.
          (d) Reduction of Capital. The Fund may reduce its capital by a resolution of the Board of Trustees in any of the following ways:
(i)	by reducing or eliminating the capital represented by shares of beneficial interest which have been retired;

(ii)	by applying to an otherwise authorized purchase or redemption of outstanding shares of beneficial interest some or all of the capital represented by the shares being purchased or redeemed, or any capital that has not been allocated to any particular class of beneficial interest;

(iii)	by applying to an otherwise authorized conversion or exchange of its outstanding shares of beneficial interest some or all of the capital represented by the shares being converted or exchanged, or some or all of any capital that has not been allocated to any particular class or series of its shares of beneficial interest, or both, to the extent that such capital in the aggregate exceeds the total aggregate par value or the stated capital of any previously unissued shares issuable upon such conversion or exchange; or

(iv)	by transferring to surplus (A) some or all of the capital not represented by any particular class or series of its beneficial interests, (B) some or all of the capital represented by its issued shares of beneficial interests having a par value, which capital is in excess of the aggregate par value of such shares, or (C) some of the capital represented by issued shares of its beneficial interests without par value.

          (e) Capital Sufficiency. Notwithstanding the other provisions of Section (d), no reduction of capital shall be made or effected unless the assets of the Fund remaining after such reduction shall be sufficient to pay any debts of the Fund for which payment has not been otherwise provided.
2. Dividends.
          (a) Ranking. The shares of any Series of VMTP Shares shall rank on a parity with each other, with shares of any other Series of VMTP Shares and with shares of any other Series of Preferred Shares as to the payment of dividends by the Fund.
          (b) Cumulative Cash Dividends. The Holders of VMTP Shares of any Series shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor under Applicable Law and otherwise in accordance with the Declaration of Trust and Applicable Law, cumulative cash dividends at the Applicable Rate for such VMTP Shares, determined as set forth in Section 2(e), and no more (except to the extent set forth in Section 3 of this Statement of Preferences), payable on the Dividend Payment Dates with respect to such VMTP Shares determined pursuant to Section 2(d). Holders of VMTP Shares shall not be entitled to any dividend, whether payable in cash, property or shares, in excess of full cumulative dividends, as herein provided, on VMTP Shares. No interest, or sum of money in lieu of interest, shall be payable in respect of any dividend payment or payments on VMTP Shares which may be in arrears, and no additional sum of money shall be payable in respect of such arrearage, except that the Fund shall pay as a supplemental dividend out of funds legally available therefor under Applicable Law and otherwise in accordance with Applicable Law, the Additional Amount (as defined below in Section 2(e)(i)(B)) on account of a Failure to Deposit, if any, in respect of each day during the period commencing on the day a Failure to Deposit occurs through and including the day immediately preceding the earlier of (i) the day the Failure to Deposit is cured and (ii) the third Business Day next succeeding the day on which the Failure to Deposit occurred.
          (c) Dividends Cumulative from Date of Original Issue. Dividends on VMTP Shares of any Series shall be declared daily and accumulate at the Applicable Rate until paid for such VMTP Shares from the Date of Original Issue thereof.
          (d) Dividend Payment Dates. The Dividend Payment Date with respect to VMTP Shares shall be the first Business Day of each calendar month.
          (e) Applicable Rates and Calculation of Dividends.
(i)	Applicable Rates. The dividend rate on VMTP Shares of any Series during the period from and after the Date of Original Issue of such VMTP Shares to and including the last day of the Initial Rate Period for such VMTP Shares shall be calculated by the Redemption and Paying Agent and shall equal the rate per annum set forth with respect to the shares of such Series under “Designation” above. For each Subsequent Rate Period for VMTP Shares thereafter, the dividend rate on such VMTP Shares shall be calculated by the Redemption and Paying Agent and shall be equal to the rate per annum that results from the Applicable Rate Determination for such VMTP Shares on the Rate Determination Date immediately preceding such Subsequent Rate Period which shall be the sum of the (1) Applicable Base Rate and (2) Ratings Spread; provided, however, that:
(A)	if an Applicable Rate Determination for any such Subsequent Rate Period is not held (x) due to any reason not directly attributable to fault on the part of the Fund, including, without limitation, war damage, enemy action, terrorism, the act of any government or other competent authority, riot, civil commotion, rebellion, storm, tempest, accident, fire, lock-out, strike, power failure, computer failure or error, breakdown or delay in communications or disruption of relevant markets, the dividend rate on such VMTP Shares for the first such Subsequent Rate Period will equal the sum of the previously determined dividend rate and 2.00% and if the Applicable Rate Determination for the next Subsequent Rate Period is not held for any reason, the dividend rate on such VMTP Shares for such next Subsequent Rate Period will be the Maximum Rate for such VMTP

Shares and (y) for any other reason other than as provided for in clause (x), the dividend rate on such VMTP Shares for such Subsequent Rate Period will be adjusted to the Maximum Rate for such VMTP Shares on the Rate Determination Date therefore;
(B)	if any Failure to Deposit shall have occurred with respect to such VMTP Shares during any Dividend Period thereof, but, prior to 12:00 noon, New York City time, on the third Business Day next succeeding the date on which such Failure to Deposit occurred, such Failure to Deposit shall have been cured in accordance with Section 2(f) and the Fund shall have paid to the Redemption and Paying Agent, an additional amount out of legally available funds therefor under Applicable Law and otherwise in accordance with Applicable Law (the “Additional Amount”), daily supplemental dividends equal in the aggregate to the sum of (1) if such Failure to Deposit consisted of the failure to timely pay to the Redemption and Paying Agent the full amount of dividends with respect to any Dividend Period of such VMTP Shares, an amount computed by multiplying (x) the Applicable Rate for the Rate Period during which such Failure to Deposit occurs on the Dividend Payment Date for such Dividend Period plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit has not been cured in accordance with Section 2(f) (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day) and (2) if such Failure to Deposit consisted of the failure to timely pay to the Redemption and Paying Agent the Redemption Price of the shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to Section 10(c) of this Statement of Preferences, an amount computed by multiplying, (x) for the Rate Period during which such Failure to Deposit occurs on the Redemption Date, the Applicable Rate plus 2.00% by (y) a fraction, the numerator of which shall be the number of days for which such Failure to Deposit is not cured in accordance with Section 2(f) (including the day such Failure to Deposit occurs and excluding the day such Failure to Deposit is cured) and the denominator of which shall be 360, and applying the rate obtained against the aggregate Liquidation Preference of the Outstanding shares of such Series to be redeemed (with the amount for each individual day that such Failure to Deposit occurs or continues uncured being declared as a supplemental dividend on that day), and if a Rate Determination Date occurs on the date on which such Failure to Deposit occurred or on either of the two Business Days succeeding that date, and the Failure to Deposit has not been cured on such Rate Determination Date in accordance with Section 2(f), no Applicable Rate Determination will be held in respect of such VMTP Shares for the Subsequent Rate Period relating to such Rate Determination Date and the dividend rate for such VMTP Shares for such Subsequent Rate Period will be the Maximum Rate for such VMTP Shares on the Rate Determination Date for such Subsequent Rate Period; or

(C)	Upon the occurrence of an Increased Rate Event, for each day from (and including) the day the Increased Rate Event first occurs to (and excluding) the day the Increased Rate Event is cured, the dividend rate shall be a rate equal to the lesser of (x) the sum of (I) the dividend rate otherwise determined pursuant to the provisions of Section 2(e)(i) (exclusive of this proviso (C)) and (II) 2.00% and (y) the Maximum Rate.
Each dividend rate determined in accordance with this Section 2(e)(i) of this Statement of Preferences shall be an “Applicable Rate.” The Applicable Rate shall not be more than the Maximum Rate.
(ii)	Calculation of Dividends. The amount of dividends per share payable on VMTP Shares of a Series on any Dividend Payment Date shall be calculated by the Redemption and Paying Agent and shall equal the sum of the dividends accumulated but not yet paid for each Rate Period (or part thereof) in the related Dividend Period or Dividend Periods. The amount of dividends accumulated for each such Rate Period (or part thereof) shall be computed by multiplying the Applicable Rate in effect for VMTP Shares of such Series for such Rate Period (or part thereof) by a fraction, the numerator of which shall be the number of days in such Rate Period (or part thereof) and the denominator of which shall be the actual number of days in the year (365 or 366), and multiplying such product by $100,000.
          (f) Curing a Failure to Deposit. A Failure to Deposit with respect to shares of a Series of VMTP Shares shall have been cured (if such Failure to Deposit is not solely due to the willful failure of the Fund to make the required payment to the Redemption and Paying Agent) with respect to any Dividend Period of such VMTP Shares if, within the respective time periods described in Section 2(e)(i), the Fund shall have paid to the Redemption and Paying Agent (A) all accumulated but unpaid dividends on such VMTP Shares and (B) without duplication, the Redemption Price for shares, if any, of such Series for which Notice of Redemption has been provided by the Fund pursuant to Section 10(c) of this Statement of Preferences; provided, however, that the foregoing clause (B) shall not apply to the Fund’s failure to pay the Redemption Price in respect of VMTP Shares when the related Notice of Redemption provides that redemption of such shares is subject to one or more conditions precedent and any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption.
          (g) Dividend Payments by Fund to Redemption and Paying Agent. In connection with each Dividend Payment Date for VMTP Shares, the Fund shall pay to the Redemption and Paying Agent, not later than 12:00 noon, New York City time, on the Business Day immediately preceding the Dividend Payment Date, an aggregate amount of Deposit Securities equal to the dividends to be paid to all Holders of VMTP Shares on such Dividend Payment Date as determined in accordance with Section 2(e)(ii) of this Statement of Preferences or as otherwise provided for. If an aggregate amount of funds equal to the dividends to be paid to all Holders of VMTP Shares on such Dividend Payment Date are not available in New York, New York, by 12:00 noon, New York City time, on the Business Day immediately preceding such Dividend Payment Date, the Redemption and Paying Agent will notify the Holders by Electronic Means of such fact prior to the close of business on such day.
          (h) Redemption and Paying Agent to Hold Dividend Payments by Fund in Trust. All Deposit Securities paid to the Redemption and Paying Agent for the payment of dividends shall be held in trust for the payment of such dividends by the Redemption and Paying Agent for the benefit of the Holders specified in Section 2(i). The Redemption and Paying Agent shall sell or settle any non-cash Deposit Securities after 12:00 noon, New York City time on the Business Day prior to a Dividend Payment Date to the extent that the Redemption and Paying Agent has not by such time received sufficient cash to pay the full amount dividends to be paid to all Holders of VMTP Shares on such Dividend Payment Date and pay such cash to the Holders of VMTP Shares on a pro rata basis. In no event shall the Redemption and Paying Agent be responsible for any losses arising in connection with, or the sale price obtained, in connection with any such sale or settlement of Deposit Securities. The Redemption and Paying Agent shall notify the Fund by Electronic Means of the amount of any funds deposited with the Redemption and Paying Agent by the Fund for any reason under the Redemption and Paying Agent Agreement, including for the payment of dividends or the redemption of VMTP Shares, that remain with the Redemption and Paying Agent after ninety (90) days from the date of such deposit and such amount shall, to the extent permitted by law, be repaid to the Fund by the Redemption and Paying Agent upon request by Electronic Means of the Fund. The Fund’s obligation to pay dividends to Holders in accordance with the provisions of this Statement of Preferences shall be satisfied upon payment by the Redemption and Paying Agent of such dividends to the Securities Depository on the relevant Dividend Payment Date.
          (i) Dividends Paid to Holders. Each dividend on VMTP Shares shall be declared daily to the Holders thereof at the close of business on each such day and paid on each Dividend Payment Date to the Holders thereof at the close of business on the day immediately preceding such Dividend Payment Date. In connection with any transfer of VMTP Shares, the transferor as Beneficial Owner of VMTP Shares shall be deemed to have agreed pursuant to the terms of the VMTP Shares to transfer to the transferee the right to receive from the Fund any dividends declared and unpaid for each day prior to the transferee becoming the Beneficial Owner of the VMTP Shares in exchange for payment of the purchase price for such VMTP Shares by the transferee. In connection with any transfer of VMTP Shares, the transferee as Beneficial Owner of VMTP Shares shall be deemed to have agreed pursuant to the terms of the VMTP Shares to transfer to the transferor (or prior Holder) the right to receive from the

Fund any dividends in the nature of Gross-up Payments that relate to dividends paid during the transferor’s (or prior Holder’s) holding period.
          (j) Dividends Credited Against Earliest Accumulated but Unpaid Dividends. Any dividend payment made on VMTP Shares that is insufficient to cover the entire amount of dividends payable shall first be credited against the earliest accumulated but unpaid dividends due with respect to such VMTP Shares. Dividends in arrears for any past Dividend Period may be declared and paid at any time, without reference to any regular Dividend Payment Date, to the Holders as their names appear on the record books of the Fund on such date, not exceeding 15 days preceding the payment date thereof, as may be fixed by the Board of Trustees.
          (k) Dividends Designated as Exempt-Interest Dividends. Dividends on VMTP Shares shall be designated as exempt-interest dividends up to the amount of the Net Tax-Exempt Income of the Fund, to the extent permitted by, and for purposes of, Section 852 of the Code.
3. Gross-Up Payments and Notice of Allocations. Holders of VMTP Shares shall be entitled to receive, when, as and if declared by the Board of Trustees, out of funds legally available therefor under Applicable Law and otherwise in accordance with Applicable Law, dividends in an amount equal to the aggregate Gross-up Payments as follows:
     (a) Whenever the Fund intends or expects to include any net capital gains or ordinary income taxable for regular federal income tax purposes in any dividend on VMTP Shares, the Fund shall use its best efforts to notify the Redemption and Paying Agent in writing of the amount to be so included (i) not later than 14 calendar days preceding the first Rate Determination Date on which the Applicable Rate for such dividend is to be established, and (ii) for any successive Rate Determination Date on which the Applicable Rate for such dividend is to be established, not later than the close of business on the immediately preceding Rate Determination Date; provided, however, that if such information is not known before the dates specified in clauses (i) or (ii), the Fund shall notify the Redemption and Paying Agent of such information as soon thereafter as is commercially feasible. Whenever such advance notice is received from the Fund, the Redemption and Paying Agent will notify each Holder. With respect to a Rate Period for which such advance notice was given and whose dividends are comprised partly of such ordinary income or capital gains and partly of exempt-interest income, the different types of income will be paid in the same relative proportions for each day during the Rate Period.
     (b) (i) If the Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VMTP Shares the Fund shall to the extent practical simultaneously increase such dividend payment by an additional amount equal to the Gross-up Payment and provide the Redemption and Paying Agent a notice with respect to such dividend describing the Gross-up Payment for it to send to the Holders and (ii) if the Fund allocates, under Subchapter M of Chapter 1 of the Code, any net capital gains or ordinary income taxable for regular federal income tax purposes to a dividend paid on VMTP Shares without simultaneously increasing such dividend as described in clause (i) above the Fund shall, prior to the end of the calendar year in which such dividend was paid, provide the amount of the Gross-up Payments due all Holders to the Redemption and Paying Agent and a notice with respect to such Gross-up Payment to transmit to the Holders that were entitled to such dividend payment during such calendar year at such Holder’s address as the same appears or last appeared on the record books of the Fund.
     (c) The Fund shall, as soon as reasonably possible, make Gross-up Payments with respect to any net capital gains or ordinary income determined by the Internal Revenue Service to be allocable in a manner different from the manner used by the Fund due to a clerical or similar calculation error made by the Fund, provided that the amount of any such net capital gains or ordinary income reallocated to the VMTP Shares exceeds $25,000 in the aggregate and such reallocation occurs prior to the expiration of the period of limitations of the Fund (even if such period expires prior to the expiration of the period of limitations of any particular holder).
4. Voting Rights.
          (a) One Vote Per VMTP Share. Except as otherwise provided in the Declaration of Trust or as otherwise required by law, (i) each Holder of VMTP Shares shall be entitled to one vote for each VMTP Share held by such Holder on each matter submitted to a vote of shareholders of the Fund, and (ii) the holders of outstanding

Preferred Shares, including each VMTP Share, and of Common Shares shall vote together as a single class; provided, however, that the holders of outstanding Preferred Shares, including VMTP Shares, voting together as a class, to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund, shall be entitled to elect two trustees of the Fund at all times, each Preferred Share, including each VMTP Share, entitling the holder thereof to one vote. Subject to Section 4(b), the holders of outstanding Common Shares and Preferred Shares, including VMTP Shares, voting together as a single class, shall elect the balance of the trustees.
          (b) Voting for Additional Trustees.
(i)	Voting Period. During any period in which any one or more of the conditions described in subparagraphs (A) or (B) of this Section 4(b)(i) shall exist (such period being referred to herein as a “Voting Period”), the number of trustees constituting the Board of Trustees shall be automatically increased by the smallest number that, when added to the two trustees elected exclusively by the holders of Preferred Shares, including VMTP Shares, would constitute a majority of the Board of Trustees as so increased by such smallest number; and the holders of Preferred Shares, including VMTP Shares, shall be entitled, voting together as a single class on a one-vote-per-share basis (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), to elect such smallest number of additional trustees, together with the two trustees that such holders are in any event entitled to elect. A Voting Period shall commence:
(A)	if at the close of business on any Dividend Payment Date accumulated dividends (whether or not earned or declared) on any outstanding Preferred Shares, including VMTP Shares, equal to at least two full years’ dividends shall be due and unpaid and sufficient cash or specified securities shall not have been deposited with the Redemption and Paying Agent (or other redemption and paying agent for Preferred Shares other than VMTP Shares, if applicable) for the payment of such accumulated dividends; or

(B)	if at any time holders of Preferred Shares are entitled under the 1940 Act to elect a majority of the trustees of the Fund.
Upon the termination of a Voting Period, the voting rights described in this Section 4(b)(i) shall cease, subject always, however, to the revesting of such voting rights in the holders of Preferred Shares upon the further occurrence of any of the events described in this Section 4(b)(i).
(ii)	Notice of Special Meeting. As soon as reasonably practicable after the accrual of any right of the holders of Preferred Shares to elect additional trustees as described in Section 4(b)(i) of this Section 4, the Fund may call a special meeting of such holders, such call to be made by notice as provided in the bylaws of the Fund, such meeting to be held not less than ten (10) nor more than sixty (60) days after the date of mailing of such notice. If a special meeting is not called by the Fund, it may be called by any such holder on like notice. The record date for determining the holders entitled to notice of and to vote at such special meeting shall be not less than ten (10) days nor more than sixty (60) prior to the date of such special meeting. At any such special meeting and at each meeting of holders of Preferred Shares held during a Voting Period at which trustees are to be elected, such holders, voting together as a class (to the exclusion of the holders of all other securities and classes of shares of beneficial interest of the Fund), shall be entitled to elect the number of trustees prescribed in Section 4(b)(i) on a one-vote-per-share basis.
(iii)	Terms of Office of Existing Trustees. The terms of office of all persons who are trustees of the Fund at the time of a special meeting of Holders and holders of other Preferred Shares to elect trustees shall continue, notwithstanding the election at such meeting by the Holders and such other holders of other Preferred Shares of the number of trustees that they are entitled to elect, and the persons so elected by the Holders and such other holders of other Preferred Shares, together with the two incumbent trustees elected by the Holders and such other holders of other Preferred Shares and the remaining incumbent trustees elected by the holders of the Common Shares and Preferred Shares, shall constitute the duly elected trustees of the Fund.

(iv)	Terms of Office of Certain Trustees to Terminate Upon Termination of Voting Period. Simultaneously with the termination of a Voting Period, the terms of office of the additional trustees elected by the Holders and holders of other Preferred Shares pursuant to Section 4(b)(i) shall terminate, the remaining trustees shall constitute the trustees of the Fund and the voting rights of the Holders and such other holders to elect additional trustees pursuant to Section 4(b)(i) shall cease, subject to the provisions of the last sentence of Section 4(b)(i).
          (c) 1940 Act Matters. The affirmative vote of the holders of a “majority of the outstanding Preferred Shares,” including the VMTP Shares Outstanding at the time, voting as a separate class, shall be required to approve (A) any conversion of the Fund from a closed-end to an open-end investment company, (B) any plan of reorganization (as such term is used in the 1940 Act) adversely affecting such shares and (C) any action requiring a vote of security holders of the Fund under Section 13(a) of the 1940 Act.
               For purposes of the foregoing, “majority of the outstanding Preferred Shares” means (i) 67% or more of such shares present at a meeting, if the Holders of more than 50% of such shares are present or represented by proxy, or (ii) more than 50% of such shares, whichever is less. In the event a vote of Holders of VMTP Shares is required pursuant to the provisions of Section 13(a) of the 1940 Act, the Fund shall, not later than 10 Business Days prior to the date on which such vote is to be taken, notify Moody’s (if Moody’s is then rating the VMTP Shares at the request of the Fund), Fitch (if Fitch is then rating the VMTP Shares at the request of the Fund) and Other Rating Agency (if any Other Rating Agency is then rating the VMTP Shares at the request of the Fund) that such vote is to be taken and the nature of the action with respect to which such vote is to be taken.
          (d) Exclusive Right to Vote on Certain Matters Notwithstanding the foregoing, and except as otherwise required by the Declaration of Trust or Applicable Law, (i) Holders of Outstanding VMTP Shares will be entitled as a Series, to the exclusion of the holders of all other securities, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund, to vote on matters adversely affecting VMTP Shares that do not adversely affect any of the rights of holders of such other securities, including other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund and (ii) Holders of Outstanding VMTP Shares will not be entitled to vote on matters adversely affecting any other Preferred Shares, Common Shares and other classes of shares of beneficial interest of the Fund that do not adversely affect any of the rights of Holders of the VMTP Shares.
          (e) Rights Set Forth Herein Are Sole Rights. Unless otherwise required by law, the Holders of VMTP Shares shall not have any relative rights or preferences or other special rights other than those specifically set forth herein.
          (f) No Preemptive Rights or Cumulative Voting. The Holders of VMTP Shares shall have no preemptive rights or rights to cumulative voting.
          (g) Voting for Trustees Sole Remedy for Fund’s Failure to Pay Dividends. In the event that the Fund fails to pay any dividends on the VMTP Shares, the exclusive remedy of the Holders shall be the right to vote for trustees pursuant to the provisions of this Section 4.
          (h) Holders Entitled to Vote. For purposes of determining any rights of the Holders to vote on any matter, whether such right is created by this Statement of Preferences, by the other provisions of the Declaration of Trust, by statute or otherwise by Applicable Law, no Holder shall be entitled to vote any VMTP Shares and no VMTP Shares shall be deemed to be “Outstanding” for the purpose of voting or determining the number of VMTP Shares required to constitute a quorum if, prior to or concurrently with the time of determination of VMTP Shares entitled to vote or VMTP Shares deemed Outstanding for quorum purposes, as the case may be, the requisite Notice of Redemption with respect to such VMTP Shares shall have been provided as set forth in Section 10(c) of this Statement of Preferences and Deposit Securities in an amount equal to the Redemption Price for the redemption of such VMTP Shares shall have been deposited in trust with the Redemption and Paying Agent for that purpose. VMTP Shares held (legally or beneficially) by the Fund or any affiliate of the Fund or otherwise controlled by the Fund shall not have any voting rights or be deemed to be Outstanding for voting or for calculating the voting percentage required on any other matter or other purposes.

          (i) Grant of Irrevocable Proxy. To the fullest extent permitted by Applicable Law, each Holder and Beneficial Owner may in its discretion grant an irrevocable proxy.
5. Amendments.
     (a) Except as may be otherwise expressly provided in respect of a particular provision of this Statement of Preferences or as otherwise required by Applicable Law, this Statement of Preferences may be amended only upon the affirmative vote or written consent of (1) a majority of the Board of Trustees and (2) the Holders of a majority of the Outstanding VMTP Shares.
     (b) Notwithstanding Section 5(a) of this Statement of Preferences, except as may be otherwise expressly provided by Sections 5(f), 5(g) or 5(h) of this Statement of Preferences or as otherwise required by Applicable Law, so long as any VMTP Shares are Outstanding, (x) the definitions of “Eligible Assets” (including Appendix A hereto) and “Minimum Asset Coverage” and (y) Sections 1(b), 6(a), 6(b), 6(c), 6(d), paragraphs (A) through (D) of Section 10(b)(ii), Section 13(h) and Section 13(i) of this Statement of Preferences may be amended only upon the affirmative vote or written consent of (1) a majority of the Board of Trustees and (2) the Holders of 66 2/3% of the Outstanding VMTP Shares. No amendment to paragraphs (A) through (D) of Section 10(b)(ii) of this Statement of Preferences shall be effective unless the Fund has received written confirmation from each Rating Agency, as applicable, then rating the VMTP Shares at the request of the Fund, that such amendment will not adversely affect the rating then assigned by such Rating Agency to the VMTP Shares.
     (c) Notwithstanding Sections 5(a) and 5(b) of this Statement of Preferences, except as may be otherwise expressly provided by Sections 5(f), 5(g) or 5(h) of this Statement of Preferences or as otherwise required by Applicable Law, the provisions of this Statement of Preferences set forth under (x) the caption “Designation” (but only with respect to any VMTP Shares already issued and Outstanding), (y) Sections 1(a) (but only with respect to any VMTP Shares already issued and Outstanding), 2(a), 2(b), 2(c), 2(d), 2(e)(i), 2(e)(ii), 2(k), 3(b), 8, 10(a)(i), 10(b)(i), 10(h), 11(a), 11(b) or 11(c) of this Statement of Preferences and (z) the definitions “Additional Amount”, “Applicable Base Rate”, “Applicable Rate”, “Dividend Payment Date”, “Dividend Period”, “Effective Leverage Ratio”, “Failure to Deposit”, “Gross-up Payment”, “Liquidation Preference”, “Maximum Rate”, “Outstanding”, “Rate Determination Date”, “Ratings Spread”, “Redemption Premium”, “Redemption Price”, “Subsequent Rate Period” or “Term Redemption Date” (i) (A) may be amended so as to adversely affect the amount, timing, priority or taxability of any dividend, redemption or other payment or distribution due to the Holders and (B) the definition of “Effective Leverage Ratio” or the provisions of this Statement of Preferences specifying the calculation thereof may be amended, in each case, only upon the affirmative vote or written consent of (1) a majority of the Board of Trustees and (2) the Total Holders and (ii) except as set forth in clause (i) above, may otherwise be amended upon the affirmative vote or written consent of (1) a majority of the Board of Trustees and (2) the holders of 66 2/3% of the Outstanding VMTP Shares.
     (d) If any action set forth above in Sections 5(a) to 5(c) would adversely affect the rights of one or more Series (the “Affected Series”) of VMTP Shares in a manner different from any other Series of VMTP Shares, except as may be otherwise expressly provided as to a particular provision of this Statement of Preferences or as otherwise required by Applicable Law, the affirmative vote or consent of Holders of the corresponding percentage of the Affected Series Outstanding (as set forth in Section 5(a), (b) or (c)), shall also be required.
     (e) Any amendment that amends a provision of this Statement of Preferences, the Declaration of Trust or the VMTP Shares that requires the vote or consent of Holders of a percentage greater than a Majority shall require such specified percentage to approve any such proposed amendment.
     (f) Notwithstanding paragraphs (a) through (e) above or anything expressed or implied to the contrary in this Statement of Preferences, but subject to Applicable Law, a majority of the Board of Trustees may, by resolution duly adopted, without shareholder approval, but with at least 20 Business Days prior written notice to the Holders, amend or supplement this Statement of Preferences (1) to the extent not adverse to any Holder, to supply any omission, or cure, correct or supplement any ambiguous, defective or inconsistent provision hereof; provided that if Holders of at least 66 2/3% of the VMTP Shares Outstanding, indicate in writing that they are adversely affected thereby not later than five (5) Business Days prior to the effective date of any such amendment or supplement, the Fund either shall not make any such amendment or supplement or may seek arbitration with respect to such matter (at the expense of the Fund), or (2) to reflect any amendments or supplements hereto which the Board of Trustees is expressly entitled to adopt pursuant to the terms of this Statement of Preferences without shareholder approval, including without limitation, (i) amendments pursuant to Section 5(g) of this Statement of Preferences, (ii) amendments the Board of Trustees deem necessary to conform this Statement of Preferences to the requirements of Applicable Law or the requirements of the Code, (iii) amendments to effect or implement any plan of reorganization among the Fund and any registered investment companies under the 1940 Act that has been approved by the requisite vote of the Fund’s shareholders or (iv) to designate additional Series of VMTP Shares (and terms relating thereto) to the extent permitted by this Statement of Preferences, the VMTP Shares or the Declaration of Trust. Any arbitration commenced pursuant to clause 1 of the immediately preceding sentence shall be conducted in New York, New York and in accordance with the American Arbitration Association rules.
     (g) Notwithstanding anything expressed or implied to the contrary in this Statement of Preferences, the Board of Trustees may, subject to this Section 5(g), at any time, terminate the services of a Rating Agency then providing a rating for VMTP Shares of such Series with or without replacement, in either case, without the approval of Holders of VMTP Shares of such Series or other shareholders of the Fund.
     (i) Notwithstanding anything herein to the contrary, the Board of Trustees, without the approval of Holders of VMTP Shares or other shareholders of the Fund, may terminate the services of any Rating Agency then providing a rating for a Series of VMTP Shares and replace it with another Rating Agency, provided that the Fund provides seven (7) days’ notice by Electronic Means to Holders of VMTP Shares of such Series prior to terminating the services of a Rating Agency and replacing it with another Rating Agency. In the event a Rating Agency ceases to furnish a preferred share rating or the Fund terminates a Rating Agency with replacement in accordance with this clause (i), the Fund shall no longer be required to comply with the Rating Agency Provisions of the Rating Agency so terminated and, as applicable, the Fund shall be required to thereafter comply with the Rating Agency Provisions of each Rating Agency then providing a rating for the VMTP Shares of such Series at the request of the Fund.
(ii) (A) Notwithstanding anything herein to the contrary, the Board of Trustees, without the approval of Holders of VMTP Shares or other shareholders of the Fund, may terminate the services of any Rating Agency then providing a rating for a Series of VMTP Shares without replacement, provided that (I) the Fund has given the Redemption and Paying Agent, and such terminated Rating Agency and Holders of VMTP Shares of such Series at least 45 calendar days’ advance written notice of such termination of services, (II) the Fund is in compliance with the Rating Agency Provisions of such terminated Rating Agency at the time the notice required in clause (I) hereof is given and at the time of the termination of services, and (III) the VMTP Shares of such Series continue to be rated by at least one NRSRO at and after the time of the termination of services.
     (B) On the date that the notice is given as described in the preceding clause (A) and on the date that the services of the applicable Rating Agency is terminated, the Fund shall provide the Redemption and Paying Agent and such terminated Rating Agency with an officers’ certificate as to the compliance with the provisions of the preceding clause (A), and, on such later date and thereafter, the Fund shall no longer be required to comply with the Rating Agency Provisions of the Rating Agency whose services were terminated.
     (iii) Notwithstanding anything herein to the contrary, but subject to this Section 5(g), the Rating Agency Guidelines, as they may be amended from time to time by the respective Rating Agency, will be reflected in a written document and may be amended by the respective Rating Agency without the vote, consent or approval of the Fund, the Board of Trustees or any holder of Preferred Shares, including any Series of VMTP Shares, or any other shareholder of the Fund. The Board of Trustees, without the vote or consent of any holder of Preferred Shares, including any Series of VMTP Shares, or any other shareholder of the Fund, may from time to time take such actions as may be reasonably required in connection with obtaining, maintaining or changing the rating of any Rating Agency that is then rating the VMTP Shares at the request of the Fund, and any such action will not be deemed to affect the preferences, rights or powers of Preferred Shares, including VMTP Shares, or the Holders thereof, provided that the Board of Trustees receives written confirmation from such Rating Agency then rating the VMTP Shares at the request of the Fund (with such confirmation in no event being required to be obtained from a particular Rating Agency with respect to definitions or other provisions relevant only to and adopted in connection with another Rating Agency’s rating of any Series of VMTP Shares) that any such action would not adversely affect the rating then assigned by such Rating Agency.
     (h) Notwithstanding the foregoing, nothing in this Section 5 is intended in any way to limit the ability of the Board of Trustees to, subject to Applicable Law, amend or alter any provisions of this Statement of Preferences at any time that there are no VMTP Shares Outstanding.
6. Minimum Asset Coverage and Other Financial Requirements.
          (a) Minimum Asset Coverage. The Fund shall maintain, as of the Valuation Date of each week in which any VMTP Share is Outstanding, the Minimum Asset Coverage.
          (b) Effective Leverage Ratio. The Fund shall maintain an Effective Leverage Ratio of not greater than 45% (other than solely by reason of fluctuations in the market value of its portfolio securities). In the event that the Fund’s Effective Leverage Ratio exceeds 45% (whether by reason of fluctuations in the market value of its portfolio securities or otherwise), the Fund shall cause the Effective Leverage Ratio to be 45% or lower within 10 Business Days (“Effective Leverage Ratio Cure Period”).
          (c) Eligible Assets. The Fund shall make investments only in Eligible Assets in accordance with the Fund’s investment objectives and investment policies.
          (d) Credit Quality. [INSERT FUND CREDIT POLICY]5
          (e) Liens. The Fund shall not create or incur or suffer to be incurred or to exist any lien on any funds, accounts or other property held under the Declaration of Trust, except as permitted by the Declaration of Trust or as arising by operation of law and except for (i) any lien of the Custodian or any other Person with respect to the payment of fees or repayment for advances or otherwise, (ii) any lien arising in connection with any overdrafts incurred by the Fund in connection with custody accounts that it maintains, (iii) any lien that may be incurred in connection with the Fund’s use of tender option bonds, (iv) any lien arising in connection with futures, forwards, swaps and other derivative transactions, when-issued and delayed delivery transactions, options, caps, floors, collars, and residual floating rate obligations issued by tender option bond trusts, including residual interest bonds or tender option bonds, (v) any lien that may be incurred in connection with the Fund’s proposed redemption or repurchase of all of the Outstanding VMTP Shares (provided that the Fund delivers to the Redemption and Paying Agent sufficient Deposit Securities for the purpose of redeeming the VMTP Shares, issues a Notice of Redemption for the VMTP Shares and redeems such VMTP Shares in accordance with the terms of this Statement of Preferences) as soon as practicable after the incurrence of such lien.
7. Basic Maintenance Amount.
     (a) So long as VMTP Shares are Outstanding, the Fund shall maintain, on each Valuation Date, and shall verify to its satisfaction that it is maintaining on such Valuation Date, (i) Moody’s Eligible Assets having an aggregate Discounted Value equal to or greater than the Basic Maintenance Amount (if Moody’s is then rating the VMTP Shares at the request of the Fund), (ii) Fitch Eligible Assets having an aggregate Discounted Value equal to or greater than the Basic Maintenance Amount (if Fitch is then rating the VMTP Shares at the request of the Fund), and (iii) Other Rating Agency Eligible Assets having an aggregate Discounted Value equal to or greater than the Basic Maintenance Amount (if any Other Rating Agency is then rating the VMTP Shares at the request of the Fund).
     (b) The Fund shall deliver to each Rating Agency which is then rating VMTP Shares at the request of the Fund and any other party specified in the Rating Agency Guidelines all certificates that are set forth in the

[5]	Insert covenant from Fund’s Certificate of Designation establishing and fixing the rights and preferences of VMTP Shares prior to redomestication.

respective Rating Agency Guidelines regarding Minimum Asset Coverage, the Basic Maintenance Amount and/or related calculations at such times and containing such information as set forth in the respective Rating Agency Guidelines (each, a “Rating Agency Certificate”). A failure by the Fund to deliver a Rating Agency Certificate with respect to the Basic Maintenance Amount shall be deemed to be delivery of a Rating Agency Certificate indicating the Discounted Value for all assets of the Fund is less than the Basic Maintenance Amount, as of the relevant Valuation Date; provided, however, that the Fund shall have the ability to cure such failure to deliver a Rating Agency Certificate within one day of receipt of notice from such Rating Agency that the Fund failed to deliver such Rating Agency Certificate.
8. Restrictions on Dividends and Other Distributions.
     (a) Dividends on Preferred Shares Other Than VMTP Shares. Except as set forth in the next sentence, no dividends shall be declared or paid or set apart for payment on the shares of any class or series of shares of beneficial interest of the Fund ranking, as to the payment of dividends, on a parity with VMTP Shares for any period unless full cumulative dividends have been or contemporaneously are declared and paid on the shares of each Series of VMTP Shares through their most recent Dividend Payment Date. When dividends are not paid in full upon the VMTP Shares through their most recent Dividend Payment Date or upon the shares of any other class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VMTP Shares through their most recent respective dividend payment dates, all dividends declared upon VMTP Shares and any other such class or series of shares of beneficial interest of the Fund ranking on a parity as to the payment of dividends with VMTP Shares shall be declared pro rata so that the amount of dividends declared per share on VMTP Shares and such other class or series of shares of beneficial interest of the Fund shall in all cases bear to each other the same ratio that accumulated dividends per share on the VMTP Shares and such other class or series of beneficial interest of the Fund bear to each other (for purposes of this sentence, the amount of dividends declared per VMTP Share shall be based on the Applicable Rate for such VMTP Share effective during the Dividend Periods during which dividends were not paid in full).
     (b) Dividends and Other Distributions With Respect to Common Shares Under the 1940 Act. The Board of Trustees shall not declare any dividend (except a dividend payable in Common Shares), or declare any other distribution, upon the Common Shares, or purchase Common Shares, unless in every such case the Preferred Shares have, at the time of any such declaration or purchase, an asset coverage (as defined in and determined pursuant to the 1940 Act) of at least 200% (or such other asset coverage as may in the future be specified in or under the 1940 Act as the minimum asset coverage for senior securities which are shares or stock of a closed-end investment company as a condition of declaring dividends on its Common Shares) after deducting the amount of such dividend, distribution or purchase price, as the case may be.
     (c) Other Restrictions on Dividends and Other Distributions. For so long as any VMTP Share is Outstanding, and except as set forth in Section 8(a) and Section 11(c) of this Statement of Preferences, (A) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to the VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of the Common Shares or any other shares of the Fund ranking junior to or on a parity with the VMTP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless (i) full cumulative dividends on shares of each Series of VMTP Shares through its most recently ended Dividend Period shall have been paid or shall have been declared and sufficient funds for the payment thereof deposited with the Redemption and Paying Agent and (ii) the Fund has redeemed the full number of VMTP Shares required to be redeemed by any provision for mandatory redemption pertaining thereto, and (B) the Fund shall not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or in options, warrants or rights to subscribe for or purchase, Common Shares or other shares, if any, ranking junior to VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up) in respect of Common Shares or any other shares of the Fund ranking junior to VMTP Shares as to the payment of dividends or the distribution of assets upon dissolution, liquidation or winding up, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to VMTP Shares as to the payment of dividends and the distribution of assets upon dissolution, liquidation or winding up), unless immediately after such transaction the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VMTP Shares at the request of the Fund), Fitch Eligible Assets (if Fitch is then rating the VMTP Shares at the request of the Fund) and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VMTP Shares at the request of the Fund) would each at least equal the Basic Maintenance Amount.
     (d) Sources of Dividends. Notwithstanding anything expressed or implied herein to the contrary, the Board of Trustees may declare and pay dividends (including any Gross-up Payments or Additional Amounts) upon the VMTP Shares either (i) out of the Fund’s surplus, as defined in and computed in accordance with Sections 1(c) and 1(d) hereof; or (ii) in case there shall be no such surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. If the capital of the Fund, computed in accordance with Sections 1(c) and 1(d) hereof, shall have been diminished by depreciation in the value of its property, or by losses, or otherwise, to an amount less than the aggregate amount of the capital represented by issued and outstanding shares of beneficial interest of all classes having a preference upon the distribution of assets, the Board of Trustees shall not declare and pay out of such net profits any dividends upon any shares of beneficial interest of any class until the deficiency in the amount of capital represented by the issued and outstanding shares of beneficial interest of all classes having a preference upon the distribution of assets shall have been repaired. Nothing is this Section 8(d) shall invalidate or otherwise affect a note, debenture or other obligation of the Fund paid by it as a dividend on its shares of beneficial interest, or any payment made thereon, if at the time such note, debenture or obligation was delivered by the Fund, the Fund had either surplus or net profits as provided in Sections 8(d)(i) or (ii) from which the dividend could lawfully have been paid.
9. Rating Agency Restrictions. For so long as any VMTP Shares are Outstanding and any Rating Agency is then rating the VMTP Shares at the request of the Fund, the Fund will not engage in certain proscribed transactions set forth in the Rating Agency Guidelines, unless it has received written confirmation from each such Rating Agency that proscribes the applicable transaction in its Rating Agency Guidelines that any such action would not impair the rating then assigned by such Rating Agency to a Series of VMTP Shares.
10. Redemption.
          (a) Optional Redemption.
(i)	Subject to the provisions of Section 10(a)(iii), (x) VMTP Shares of any Series may be redeemed, at the option of the Fund, at any time, as a whole or from time to time in part, out of funds legally available therefor under Applicable Law and otherwise in accordance with Applicable Law, at the Redemption Price or (y) if (i) the Board of Trustees determines it is necessary to modify this Statement of Preferences as a result of changes in the Rating Agency Guidelines to prevent any downgrade of the VMTP Shares by a Rating Agency then rating the VMTP Shares at the request of the Fund and the Fund certifies in writing to the Holders that such circumstance exists, (ii) the Holders have not approved such proposed modifications in accordance with Section 5 of this Statement of Preferences and (iii) at least one year has elapsed since the Closing Date, then the Fund shall have the right to send a Notice of Redemption and set a Redemption Date for a redemption of all or a portion of the Outstanding VMTP Shares within 30 days after the occurrence of the non-approval under clause (ii) and upon such occurrence, the Fund shall be entitled to redeem the VMTP Shares, out of funds legally available therefor under Applicable Law and otherwise in accordance with Applicable Law at the Redemption Price exclusive of the Redemption Premium; provided, however, that (A) VMTP Shares may not be redeemed in part if after such partial redemption fewer than 50 VMTP Shares of such Series would remain Outstanding; and (B) VMTP Shares are not redeemable by the Fund during the Initial Rate Period.

(ii)	If fewer than all of the Outstanding VMTP Shares of a Series are to be redeemed pursuant to Section 10(a)(i), the number of VMTP Shares of such Series to be redeemed shall be selected either pro rata from the Holders of VMTP Shares of such Series in proportion to the number of VMTP Shares of such Series held by such Holders or by lot or other fair method as determined by the Fund’s Board of Trustees, in accordance with the rules and regulations of the Securities Depository, if applicable, and Applicable Law. The Fund’s Board of Trustees will have the full power and authority to prescribe the terms and conditions upon which VMTP Shares will be redeemed from time to time.

(iii)	The Fund may not on any date send a Notice of Redemption pursuant to Section 10(c) in respect of a redemption contemplated to be effected pursuant to this Section 10(a) unless on such date (A) to the extent such redemption is not an Excluded Redemption, the Fund has available Deposit Securities with maturity or tender dates not later than the day preceding the applicable Redemption Date and having a Market Value not less than the amount (including any applicable Redemption Premium) due to Holders of VMTP Shares by reason of the redemption of such VMTP Shares on such Redemption Date and (B) the Discounted Value of Moody’s Eligible Assets (if Moody’s is then rating the VMTP Shares at the request of the Fund), the Discounted Value of Fitch Eligible Assets (if Fitch is then rating the VMTP Shares at the request of the Fund) and the Discounted Value of Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VMTP Shares at the request of the Fund) would at least equal the Basic Maintenance Amount immediately subsequent to such redemption if such redemption were to occur on such date. For purposes of determining in clause (B) of the preceding sentence whether the Discounted Value of Moody’s Eligible Assets at least equals the Basic Maintenance Amount, the Moody’s Discount Factors applicable to Moody’s Eligible Assets shall be determined by reference to the first Exposure Period longer than the Exposure Period then applicable to the Fund, as described in the definition of Moody’s Discount Factor herein.
          (b) Term/Mandatory Redemption.
(i)	(A)	Term Redemption. The Fund shall redeem, out of funds legally available therefor and otherwise in accordance with Applicable Law, all Outstanding VMTP Shares on the Term Redemption Date at the Redemption Price; provided, however, the Fund shall have the right, exercisable not more than 180 days nor less than 90 days prior to the Liquidity Account Initial Date, to request that the Total Holders extend the term of the Term Redemption Date for an additional 364 day period, which request may conditioned upon terms and conditions that are different from the terms and conditions herein. Each Holder shall, no later than 30 days after receiving such request, notify the Fund and the Redemption and Paying Agent of its acceptance or rejection of such request, which acceptance by any such Holder may be a Conditional Acceptance conditioned upon terms and conditions which are different from the terms and conditions herein or the terms and conditions proposed by the Fund in making an extension request. If any Holder fails to notify the Fund and the Redemption and Paying Agent of their acceptance or rejection of the Fund’s request for extension within such 30-day period, such failure to respond shall constitute a rejection of such request. If the Total Holders provide a Conditional Acceptance, then the Fund shall have 30 days thereafter to notify the Total Holders and the Redemption and Paying Agent of its acceptance or rejection of the terms and conditions specified in the Total Holders’ Conditional Acceptance. The Fund’s failure to notify the Total Holders and the Redemption and Paying Agent within the 30-day period will be deemed a rejection of the terms and conditions specified in the Total Holders’ Conditional Acceptance. Each Holder may grant or deny any request for extension of the Term Redemption Date in its sole and absolute discretion.

	(B)	Basic Maintenance Amount, Minimum Asset Coverage and Effective Leverage Ratio Mandatory Redemption. The Fund also shall redeem, out of funds legally available therefor under Applicable Law and otherwise in accordance with Applicable Law, at the Redemption Price, certain of the VMTP Shares, if the Fund fails to have either Moody’s Eligible Assets (if Moody’s is then rating the VMTP Shares at the request of the Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VMTP Shares at the request of the Fund) with a Discounted Value, or Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VMTP Shares at the request of the Fund) with a Discounted Value greater than or equal to the Basic Maintenance Amount, fails to maintain the Minimum Asset Coverage in accordance with this Statement of Preferences or fails to maintain the Effective Leverage Ratio in accordance with Section 6(b) of this Statement of Preferences, and such failure is not cured on or before the applicable Cure Date. If a redemption pursuant to this Section 10(b)(i)(B) is to occur, the Fund shall cause a Notice of Redemption to be sent to Holders in accordance with Section 10(c) and cause to be deposited Deposit Securities or other sufficient funds, out of funds legally available therefor under Applicable Law and otherwise in accordance with Applicable Law, in trust with the Redemption and Paying Agent or other applicable paying agent, in each case in accordance with the terms of the VMTP Shares to be redeemed. The number of VMTP Shares to be redeemed shall be equal to the lesser of (A) the sum of (x) the minimum number of VMTP Shares, together with all other Preferred Shares subject to redemption, the redemption of which, if deemed to have occurred immediately prior to the opening of business on the applicable Cure Date, would result in the Fund’s having each of Moody’s Eligible Assets (if Moody’s is then rating the VMTP Shares at the request of the Fund) with a Discounted Value, Fitch Eligible Assets (if Fitch is then rating the VMTP Shares at the request of the Fund) with a Discounted Value and Other Rating Agency Eligible Assets (if any Other Rating Agency is then rating the VMTP Shares at the request of the Fund) with a Discounted Value greater than or equal to the Basic Maintenance Amount, maintaining the Minimum Asset Coverage or satisfying the Effective Leverage Ratio, as the case may be, as of the applicable Cure Date and (y) the number of additional VMTP Shares of the Fund may elect to simultaneously redeem (provided, however, that if there is no such minimum number of VMTP Shares and other Preferred Shares the redemption of which would have such result, all Preferred Shares then outstanding shall be redeemed), and (B) the maximum number of VMTP Shares, together with all other Preferred Shares subject to redemption, that can be redeemed out of funds legally available therefor under Applicable Law and otherwise in accordance with the Declaration of Trust and Applicable Law. In determining the VMTP Shares required to be redeemed in accordance with the foregoing, the Fund shall allocate the number required to be redeemed to satisfy the Basic Maintenance Amount, the Minimum Asset Coverage or the Effective Leverage Ratio, as the case may be, pro rata, by lot or other fair method as determined by the Fund’s Board of Trustees, in accordance with the rules and regulations of the Securities Depository, if applicable, and Applicable Law, among VMTP Shares and other Preferred Shares (and, then, pro rata, by lot or other fair method as determined by the Fund’s Board of Trustees, in accordance with the rules and regulations of the Securities Depository, if applicable, and Applicable Law, among each Series of VMTP Shares) subject to redemption. The Fund shall effect such redemption on the date fixed by the Fund therefor, which date shall not be earlier than 10 Business Days nor later than 60 days after the applicable Cure Date, except that if the Fund does not have funds legally available under Applicable Law for the redemption of all of the required number of VMTP Shares and other Preferred Shares which are subject to redemption or the Fund otherwise is unable as a result of Applicable Law to effect such redemption on or prior to 60 days after the applicable Cure Date, the Fund shall redeem those VMTP Shares and other Preferred Shares which it was unable to redeem on the earliest practicable date on which it is able to effect such redemption. If fewer than all of the Outstanding VMTP Shares are to be redeemed pursuant to this Section 10(b), the number of VMTP Shares to be redeemed shall be redeemed pro rata, by lot or other fair method as determined by the Fund’s Board of Trustees, in accordance with the rules and regulations of the Securities Depository, if applicable, and Applicable Law, from the Holders of the VMTP Shares in proportion to the number of VMTP Shares held by such Holders.
(ii)	(A)	On or prior to the Liquidity Account Initial Date with respect to any Series of VMTP Shares, the Fund shall cause the Custodian to segregate, by means of appropriate identification on its books and records or otherwise in accordance with the Custodian’s normal procedures, from the other assets of the Fund (a “Liquidity Account”) Liquidity Account Investments with a Market Value equal to at least 110% of the Term Redemption Amount with respect to such Series. The “Term Redemption Amount” for any Series of VMTP Shares shall be equal to the Redemption Price to be paid on the Term Redemption Date for such Series, based on the number of shares of such Series then Outstanding, assuming for this purpose that the Applicable Rate for such Series in effect at the time of the creation of the Liquidity Account for such Series will be the 6-month LIBOR Rate as in effect at such time of creation until the Term Redemption Date for such Series. If, on any date after the Liquidity Account Initial Date, the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than 110% of the Term Redemption Amount with respect to such Series, then the Fund shall cause the Custodian and the Investment Adviser to segregate additional or substitute assets of the Fund as Liquidity Account Investments, so that the aggregate Market Value of the Liquidity Account Investments included in the Liquidity Account for such Series is at least equal to 110% of the Term Redemption Amount with respect to such Series not later than the close of business on the next succeeding Business Day. With respect to assets of the Fund segregated as Liquidity Account Investments, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Liquidity Account Investments from such segregation and to substitute therefor other Liquidity Account Investments, so long as (x) the assets of the Fund segregated as Liquidity Account Investments at the close of business on such date have a Market Value equal to at least 110% of the Term Redemption Amount with respect to such Series and (y) the assets of the Fund designated and segregated as Deposit Securities at the close of business on such date have a Market Value equal to at least the Liquidity Requirement (if any) determined in accordance with paragraph (B) below with respect to such Series for such date. The Fund shall cause the Custodian not to permit any lien, security interest or encumbrance to be created or permitted to exist on or in respect of any Liquidity Account Investments included in the Liquidity Account for any Series of VMTP Shares, other than liens, security interests or encumbrances arising by operation of law and any lien of the Custodian with respect to the payment of its fees or repayment for its advances. Notwithstanding anything expressed or implied herein to the contrary, the assets of the Liquidity Account shall continue to be assets of the Fund subject to the interests of all creditors and shareholders of the Fund.
(B)	The Market Value of the Deposit Securities held in the Liquidity Account for a Series of VMTP Shares, from and after the 15th day of the calendar month (or if such day is not a Business Day, the next succeeding Business Day) that is the number of months preceding the month of the Term Redemption Date for such Series specified in the table set forth below, shall not be less than the percentage of the Term Redemption Amount for such Series set forth below opposite such number of months (the “Liquidity Requirement”), but in all cases subject to the cure provisions of paragraph (C) below:

Number of Months	Value of Deposit Securities
Preceding	as Percentage of Term Redemption Amount
5	20%
4	40%
3	60%
2	80%
1	100%

(C)	If the aggregate Market Value of the Deposit Securities included in the Liquidity Account for a Series of VMTP Shares as of the close of business on any Business Day is less than the Liquidity Requirement in respect of such Series for such Business Day, then the Fund shall cause the segregation of additional or substitute Deposit Securities in respect of the Liquidity Account for such Series, so that the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day. With respect to Deposit Securities included in the Liquidity Account, the Investment Adviser, on behalf of the Fund, shall be entitled to instruct the Custodian on any date to release any Deposit Securities from the Liquidity Account and to substitute therefor other Deposit Securities, so long as the aggregate Market Value of the Deposit Securities included in the Liquidity Account for such Series is at least equal to the Liquidity Requirement for such Series not later than the close of business on the next succeeding Business Day.

(D)	The Deposit Securities included in the Liquidity Account for a Series of VMTP Shares may be liquidated by the Fund, in its discretion, and the proceeds applied towards payment of the Term Redemption Amount for such Series. Upon the deposit by the Fund on the Term Redemption Date with the Redemption and Paying Agent of the proceeds from the liquidation of the Deposit Securities having an initial combined Market Value sufficient to effect the redemption of the VMTP Shares of a Series on the Term Redemption Date for such Series, the requirement of the Fund to maintain a Liquidity Account for such Series as contemplated by this Section 10(b)(ii) shall lapse and be of no further force and effect.
          (c) Notice of Redemption. If the Fund shall determine or be required to redeem, in whole or in part, VMTP Shares pursuant to Section 10(a) or Section 10(b)(i), the Fund will send a notice of redemption (the “Notice of Redemption”), by Electronic Means (or by first class mail, postage prepaid, in the case where the VMTP Shares are in physical form) to Holders thereof, or request the Redemption and Paying Agent, on behalf of the Fund to promptly do so by Electronic Means (or by first class mail, postage prepaid, in the case where the VMTP Shares are in physical form) so long as the Notice of Redemption is furnished by the Fund to the Redemption and Paying Agent in electronic format at least five (5) Business Days prior to the date a Notice of Redemption is required to be delivered to the Holders, unless a shorter period of time shall be acceptable to the Redemption and Paying Agent. A Notice of Redemption shall be sent to Holders not less than ten (10) days prior to the date fixed for redemption in such Notice of Redemption (the “Redemption Date”), subject to the rules and regulations of the Securities Depository, if applicable. Each such Notice of Redemption shall state: (i) the Redemption Date; (ii) the number of VMTP Shares to be redeemed and the Series thereof; (iii) the CUSIP number for VMTP Shares of such Series; (iv) the Redemption Price; (v) the place or places where the certificate(s), if any, for such shares (properly endorsed or assigned for transfer, if the Board of Trustees requires and the Notice of Redemption states) are to be surrendered for payment of the Redemption Price; (vi) that dividends on the VMTP Shares to be redeemed will cease to accumulate from and after such Redemption Date; and (vii) the provisions of this Statement of Preferences under which such redemption is made. If fewer than all VMTP Shares held by any Holder are to be redeemed, the Notice of Redemption delivered to such Holder shall also specify the number of VMTP Shares to be redeemed from such Holder. The Fund may provide in any Notice of Redemption relating to (i) an optional redemption contemplated to be effected pursuant to Section 10(a) of this Statement of Preferences or (ii) any redemption of VMTP Shares not required to be redeemed pursuant to Section 10(b)(i) of this Statement of Preferences in accordance with the terms stated herein that such redemption is subject to one or more conditions precedent not otherwise expressly stated herein and that the Fund shall not be required to effect such redemption unless each such condition has been satisfied at the time or times and in the manner specified in such Notice of Redemption. No defect in the Notice of Redemption or delivery thereof shall affect the validity of redemption proceedings, except as required by Applicable Law.
          (d) No Redemption Under Certain Circumstances. Notwithstanding the provisions of Sections 10(a) or 10(b), if any dividends on VMTP Shares of a Series (whether or not earned or declared) are in arrears, no VMTP Shares of such Series shall be redeemed unless all Outstanding VMTP Shares of such Series are simultaneously redeemed, and the Fund shall not otherwise purchase or acquire any VMTP Shares of such Series;

provided, however, that the foregoing shall not prevent the purchase or acquisition of Outstanding VMTP Shares of such Series pursuant to the successful completion of an otherwise lawful purchase or exchange offer made on the same terms to Holders of all Outstanding VMTP Shares of such Series.
          (e) Absence of Funds Available for Redemption. To the extent that any redemption for which Notice of Redemption has been provided is not made by reason of the absence of legally available funds therefor in accordance with the Declaration of Trust and Applicable Law, such redemption shall be made as soon as practicable to the extent such funds become available. Failure to redeem VMTP Shares shall be deemed to exist at any time after the date specified for redemption in a Notice of Redemption when the Fund shall have failed, for any reason whatsoever, to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares for which such Notice of Redemption has been sent; provided, however, that the foregoing shall not apply in the case of the Fund’s failure to deposit in trust with the Redemption and Paying Agent the Redemption Price with respect to any shares where (1) the Notice of Redemption relating to such redemption provided that such redemption was subject to one or more conditions precedent and (2) any such condition precedent shall not have been satisfied at the time or times and in the manner specified in such Notice of Redemption. Notwithstanding the fact that the Fund may not have redeemed VMTP Shares for which a Notice of Redemption has been provided, dividends may be declared and paid on VMTP Shares and shall include those VMTP Shares for which a Notice of Redemption has been provided.
          (f) Redemption and Paying Agent to Hold Redemption Payments by Fund in Trust. All moneys paid to the Redemption and Paying Agent for payment of the Redemption Price of VMTP Shares called for redemption shall be held in trust by the Redemption and Paying Agent for the benefit of Holders of shares so to be redeemed. The Fund’s obligation to pay the Redemption Price of VMTP Shares called for redemption in accordance with this Statement of Preferences shall be satisfied upon payment of such Redemption Price by the Redemption and Paying Agent to the Securities Depository on the relevant Redemption Date.
          (g) Shares for Which Deposit Securities Have Been Deposited and Notice of Redemption Has Been Given Are No Longer Outstanding . Provided a Notice of Redemption has been provided pursuant to Section 10(c), the Fund shall irrevocably (except to the extent set forth below in this Section 10(g)) deposit with the Redemption and Paying Agent, no later than 12:00 noon, New York City time, on a Business Day not less than ten (10) Business Days preceding the Redemption Date specified in such notice, Deposit Securities in an aggregate amount equal to the Redemption Price to be paid on the Redemption Date in respect of any VMTP Shares that are subject to such Notice of Redemption. Provided a Notice of Redemption has been provided pursuant to Section 10(c), upon the deposit with the Redemption and Paying Agent of Deposit Securities in an amount sufficient to redeem the VMTP Shares that are the subject of such notice, dividends on such VMTP Shares shall cease to accumulate as of the Redemption Date and such VMTP Shares shall no longer be deemed to be Outstanding for any purpose, and all rights of the Holders of the VMTP Shares so called for redemption shall cease and terminate, except the right of such Holders to receive the Redemption Price, but without any interest or other additional amount, except as provided in Section 2(e)(i) and in Section 3 of this Statement of Preferences. Upon surrender in accordance with the Notice of Redemption of the certificates for any VMTP Shares so redeemed (properly endorsed or assigned for transfer, if the Board of Trustees shall so require and the Notice of Redemption shall so state), the Redemption Price shall be paid by the Redemption and Paying Agent to the Holders of VMTP Shares subject to redemption. In the case that fewer than all of the shares represented by any such certificate are redeemed, a new certificate shall be issued, representing the unredeemed shares, without cost to the Holder thereof. The Fund shall be entitled to receive from the Redemption and Paying Agent, promptly after the date fixed for redemption, any cash or other Deposit Securities deposited with the Redemption and Paying Agent in excess of (i) the aggregate Redemption Price of the VMTP Shares called for redemption on such date and (ii) all other amounts to which Holders of VMTP Shares called for redemption may be entitled pursuant to this Statement of Preferences. Any funds so deposited that are unclaimed at the end of 90 days from such Redemption Date shall, to the extent permitted by law, be repaid to the Fund, after which time the Holders of VMTP Shares so called for redemption may look only to the Fund for payment of the Redemption Price and all other amounts to which they may be entitled pursuant to this Statement of Preferences. The Fund shall be entitled to receive, from time to time after the date fixed for redemption, any interest on the funds so deposited.

          (h) Compliance with Applicable Law. In effecting any redemption pursuant to this Section 10, the Fund shall use its best efforts to comply with all applicable conditions precedent to effecting such redemption under any Applicable Law, and shall effect no redemption except in accordance with Applicable Law.
          (i) Only Whole VMTP Shares May Be Redeemed. In the case of any redemption pursuant to this Section 10, only whole VMTP Shares shall be redeemed.
          (j) Modification of Redemption Procedures. Notwithstanding the foregoing provisions of this Section 10 and Section 5 hereof, the Fund may, in its sole discretion, modify the administrative procedures set forth above with respect to notification of redemption for the VMTP Shares, provided that such modification does not materially and adversely affect the Holders of the VMTP Shares or cause the Fund to violate any law, rule or regulation, or shall in any way alter the obligations of the Redemption and Paying Agent without the Redemption and Paying Agent’s prior written consent. Furthermore, if in the sole discretion of the Board of Trustees, after consultation with counsel, modification of the foregoing redemption provisions (x) are permissible under the rules and regulations or interpretations of the SEC and under other Applicable Law and (y) would not cause a material risk as to the treatment of the VMTP Shares as equity for U.S. federal income tax purposes, the Board of Trustees, without shareholder approval, by resolution may modify such redemption procedures.
          (k) Capital Limitations on Purchases and Redemptions. Notwithstanding anything expressed or implied to the contrary herein, for so long as any VMTP Shares are outstanding, the Fund shall not purchase or redeem its own shares of beneficial interest, including without limitation the VMTP Shares, for cash or other property when its capital is impaired or when such purchase or redemption would cause any impairment of its capital, except that it may purchase or redeem out of capital any of its own shares of beneficial interest, including without limitation the VMTP Shares, which are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its shares of beneficial interest, or, if no shares entitled to such a preference are outstanding, any of its own shares of beneficial interest, if such shares will be retired upon their acquisition and the capital of the Fund reduced in accordance with Section 1(d) hereof. Nothing in this Section 10(k) shall invalidate or otherwise affect a note, debenture or other obligation of the Fund given by it as consideration for its acquisition by purchase, redemption or exchange of its shares of beneficial interest if at the time such note, debenture or obligation was delivered by the Fund its capital was not then impaired or did not thereby become impaired. The Fund shall not redeem any of its shares of beneficial interest, unless their redemption is authorized by the Board of Trustees, and then only in accordance with the Declaration of Trust.
11. Liquidation Rights.
          (a) Ranking. The VMTP Shares shall rank on a parity with each other, with shares of any other Series of VMTP Shares and with shares of any other series of Preferred Shares as to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.
          (b) Distributions Upon Liquidation. Upon the dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, the Holders of VMTP Shares then Outstanding shall be entitled to receive and to be paid out of the assets of the Fund legally available for distribution to its shareholders under the Declaration of Trust and Applicable Law and otherwise in accordance with the Declaration of Trust and Applicable Law, before any payment or distribution shall be made on the Common Shares or on any other class of shares of the Fund ranking junior to the VMTP Shares upon dissolution, liquidation or winding up, an amount equal to the Liquidation Preference with respect to such shares plus an amount equal to all dividends thereon (whether or not declared) accumulated but unpaid to (but not including) the date of final distribution in same day funds, together with any payments required to be made pursuant to Section 3 of this Statement of Preferences in connection with the liquidation of the Fund. After the payment to the Holders of the VMTP Shares of the full preferential amounts provided for in this Section 11(b), the Holders of VMTP Shares as such shall have no right or claim to any of the remaining assets of the Fund.
          (c) Pro Rata Distributions. In the event the assets of the Fund available for distribution to the Holders of VMTP Shares upon any dissolution, liquidation or winding up of the affairs of the Fund, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 11(b), no such distribution shall be made on account of any shares of any other class or series of Preferred

Shares ranking on a parity with the VMTP Shares with respect to the distribution of assets upon such dissolution, liquidation or winding up unless proportionate distributive amounts shall be paid on account of the VMTP Shares, ratably, in proportion to the full distributable amounts for which holders of all such parity shares are respectively entitled upon such dissolution, liquidation or winding up.
          (d) Rights of Junior Shares. Subject to the rights of the holders of shares of any series or class or classes of shares ranking on a parity with the VMTP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund, after payment shall have been made in full to the Holders of the VMTP Shares as provided in Section 11(b), but not prior thereto, any other series or class or classes of shares ranking junior to the VMTP Shares with respect to the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund shall, subject to the respective terms and provisions (if any) applying thereto, be entitled to receive any and all assets remaining to be paid or distributed, and the Holders of the VMTP Shares shall not be entitled to share therein.
          (e) Certain Events Not Constituting Liquidation. Neither the sale of all or substantially all the property or business of the Fund, nor the merger, consolidation or reorganization of the Fund into or with any business or statutory trust, corporation or other entity nor the merger, consolidation or reorganization of any business or statutory trust, corporation or other entity into or with the Fund shall be a dissolution, liquidation or winding up, whether voluntary or involuntary, for the purposes of this Section 11.
12. Transfers.
     (a) Unless otherwise approved in writing by the Fund, a Beneficial Owner or Holder may sell, transfer or otherwise dispose of VMTP Shares only in whole shares and only to persons it reasonably believes are either (i) QIBs that are registered closed-end management investment companies the shares of which are traded on a national securities exchange (“Closed-End Funds”), banks (and their direct or indirect wholly-owned subsidiaries), insurance companies, Broker-Dealers, Foreign Entities (and their direct or indirect wholly-owned subsidiaries), companies that are included in the S&P 500 Index (and their direct or indirect wholly-owned subsidiaries) or registered open-end management investment companies or (ii) tender option bond trusts in which all Beneficial Owners are QIBs that are Closed-End Funds, banks (and their direct or indirect wholly-owned subsidiaries), insurance companies, Broker-Dealers, Foreign Entities (and their direct or indirect wholly-owned subsidiaries), companies that are included in the S&P 500 Index (and their direct or indirect wholly-owned subsidiaries) or registered open-end management investment companies, in each case, pursuant to Rule 144A of the Securities Act or another available exemption from registration under the Securities Act, in a manner not involving any public offering within the meaning of Section 4(2) of the Securities Act. Any transfer in violation of the foregoing restrictions shall be void ab initio and any transferee of VMTP Shares transferred in violation of the foregoing restrictions shall be deemed to agree to hold all payments it received on any such improperly transferred VMTP Shares in trust for the benefit of the transferor of such VMTP Shares. The foregoing restrictions on transfer shall not apply to any VMTP Shares registered under the Securities Act pursuant to the Registration Rights Agreement or any subsequent transfer of such VMTP Shares thereafter.
     (b) If at any time the Fund is not furnishing information to the SEC pursuant to Section 13 or 15(d) of the Exchange Act, in order to preserve the exemption for resales and transfers under Rule 144A of the Securities Act, the Fund shall furnish, or cause to be furnished, to Holders of VMTP Shares and prospective purchasers of VMTP Shares, upon request, information with respect to the Fund satisfying the requirements of subsection (d)(4) of Rule 144A of the Securities Act.
13. Miscellaneous.
          (a) No Fractional Shares. No fractional VMTP Shares shall be issued.
          (b) Status of VMTP Shares Redeemed, Exchanged or Otherwise Acquired by the Fund. VMTP Shares which are redeemed, exchanged or otherwise acquired by the Fund shall return to the status of authorized and unissued Preferred Shares without designation as to series. Any VMTP Shares which are provisionally delivered by the Fund to or for the account of an agent of the Fund or to or for the account of a purchaser of the VMTP Shares, but for which final payment is not received by the Fund as agreed, shall return to the status of authorized and unissued VMTP Shares.
          (c) Treatment of VMTP Shares as Equity. The Fund shall, and each Holder and Beneficial Owner, by virtue of acquiring VMTP Shares, is deemed to have agreed to, treat the VMTP Shares as equity in the Fund for U.S. federal, state, local income and other tax purposes.
          (d) Board May Resolve Ambiguities. Subject to Section 5 of this Statement of Preferences and to the extent permitted by Applicable Law, the Board of Trustees may interpret and give effect to the provisions of this Statement of Preferences in good faith so as to resolve any inconsistency or ambiguity or to remedy any formal defect. Notwithstanding anything expressed or implied to the contrary in this Statement of Preferences, but subject to Section 5, the Board of Trustees may amend this Statement of Preferences with respect to any Series of VMTP Shares prior to the issuance of VMTP Shares of such Series.
          (e) Headings Not Determinative. The headings contained in this Statement of Preferences are for convenience of reference only and shall not affect the meaning or interpretation of this Statement of Preferences.
          (f) Notices. All notices or communications, unless otherwise specified in the By-laws of the Fund or this Statement of Preferences, shall be sufficiently given if in writing and delivered in person, by Electronic Means or mailed by first-class mail, postage prepaid.
          (g) Redemption and Paying Agent. The Fund shall use its commercially reasonable efforts to engage at all times a Redemption and Paying Agent to perform the duties specified in this Statement of Preferences; provided that the Redemption and Paying Agent Agreement shall not allow the Redemption and Paying Agent’s termination or resignation to become effective unless and until such time as a successor has been appointed and assumed the role of Redemption and Paying Agent.
          (h) Securities Depository. The Fund shall maintain settlement of VMTP Shares in global book entry form through the Securities Depository.
          (i) Voluntary Bankruptcy. The Fund shall not file a voluntary application for relief under federal bankruptcy law or any similar application under state law for so long as the Fund is solvent and does not reasonably foresee becoming insolvent.
          (j) Applicable Law Restrictions and Requirements. Notwithstanding anything expressed or implied to the contrary in this Statement of Preferences, all dividends, redemptions and other payments by the Fund on or in respect of the VMTP Shares shall be paid only out of funds legally available therefor under Applicable Law and otherwise in accordance with Applicable Law.
          (k) Information to Holders. Without limitation of other provisions of this Statement of Preferences, the Fund shall deliver, or cause to be delivered by the Redemption and Paying Agent at the expense of the Fund, to each Holder:
          (i) as promptly as practicable after the preparation and filing thereof with the Securities and Exchange Commission, each annual and semi-annual report prepared with respect to the Fund, which delivery may be made by means of the electronic availability of any such document on a public website;
          (ii) notice of any change (including being put on Credit Watch or Watchlist), suspension or termination in or of the ratings on the VMTP Shares by any NRSRO then rating the VMTP Shares at the request of the Fund as promptly as practicable upon the occurrence thereof, to the extent such information is publicly available;
          (iii) notice of any failure to pay in full when due any dividend required to be paid by Section 2 of this Statement of Preferences that remains uncured for more than three Business Days as soon as reasonably practicable, but in no event later than one Business Day after expiration of the grace period;

          (iv) notice of insufficient deposit to provide for a properly noticed redemption or liquidation as soon as reasonably practicable, but in no event, later than two Business Days after discovery of insufficient deposits, to the extent such information is publicly available;
          (v) notice of any failure to comply with (A) a provision of the Rating Agency Guidelines when failure continues for more than five consecutive Business Days or (B) the Minimum Asset Coverage that continues for more than five consecutive Business Days as soon as reasonably practicable after discovery of such failure, but in no event, later than one Business Day after the later of (x) the expiration of the grace period or (y) the earlier of (1) the discovery of such failure and (2) information confirming such failure becomes publicly available;
          (vi) notice of any change to any investment adviser or sub-adviser of the Fund within two Business Days after a resignation or a notice of removal has been received from or sent to any investment adviser or sub-adviser; provided, however, that this clause shall not apply to personnel changes of the investment adviser or sub-adviser, to the extent such information is publicly available or not involving any portfolio manager listed in the public disclosure of the Fund;
          (vii) notice of any proxy solicitation as soon as reasonably practicable, but in no event, later than five Business Days after mailing thereof by the Fund’s proxy agent;
          (viii) notice one Business Day after the occurrence thereof of (A) the failure of the Fund to pay the amount due on any senior securities or other debt at the time outstanding, and any period of grace or cure with respect thereto shall have expired; (B) the failure of the Fund to pay, or admitting in writing its inability to pay, its debts generally as they become due; or (C) the failure of the Fund to pay accumulated dividends on any additional preferred shares of beneficial interest of the Fund ranking pari passu with the VMTP Shares, and any period of grace or cure with respect thereto shall have expired, in each case, to the extent such information is publicly available;
          (ix) notice of the occurrence of any Increased Rate Event and any subsequent cure thereof as soon as reasonably practicable, but in no event, later than five days after knowledge of senior management of the Fund thereof; provided that the Fund shall not be required to disclose the reason for such Increased Rate Event unless such information is otherwise publicly available;
          (x) notice of any action, suit, proceeding or investigation formally commenced or threatened in writing against the Fund or the Investment Adviser in any court or before any governmental authority concerning this Statement of Preferences, the Declaration of Trust, the VMTP Shares or any Related Document, as promptly as practicable, but in no event, later than 10 Business Days after knowledge of senior management of the Fund thereof, in each case, to the extent such information is publicly available;
          (xi) notice not later than three Business Days after each Valuation Date if such Valuation Date occurs on or prior to December 31, 2012, and notice one Business Day after each Valuation Date if such Valuation Date occurs after December 31, 2012, of the Fund’s Effective Leverage Ratio, Minimum Asset Coverage and balances in the Liquidity Account, in each case, as of the close of business on such Valuation Date which shall include detailed information about the Market Value of the Fund’s portfolio holdings and delivery will be made by means of posting on a publicly available section of the Fund’s website;
          (xii) a report of portfolio holdings of the Fund as of the end of each month delivered no later than 15 days after the end of each month; and
          (xiii) when available, publicly available financial statements of the Fund’s most recent fiscal year-end and the auditors’ report with respect thereto, which shall present fairly, in all material respects, the financial position of the Fund at such date and for such period, in conformity with accounting principles generally accepted in the United States of America.

          The Fund shall require the Investment Adviser to inform the Fund as soon as reasonably practicable after the Investment Adviser’s knowledge or discovery of the occurrence of any of the items set forth in Sections 13(k)(ix) and 13(k)(x) of this Statement of Preferences.
          (l) Tax Status of the Fund. The Fund will maintain its qualification as a “regulated investment company” within the meaning of Section 851(a) of the Code and to qualify the dividends made with respect to the VMTP Shares as tax-exempt dividends to the extent designated by the Fund.
          (m) Maintenance of Existence. At any time the VMTP Shares are outstanding, the Fund shall maintain its existence as a business trust or statutory trust under the laws of the state in which it is organized or formed, with requisite power to issue the VMTP Shares and to perform its obligations under this Statement of Preferences and each other Related Document to which it is a party.
          (n) Compliance with Law. At any time the VMTP Shares are outstanding, the Fund shall comply with all laws, ordinances, orders, rules and regulations that are applicable to it if the failure to comply could reasonably be expected to have a material adverse effect on the Fund’s ability to comply with its obligations under this Statement of Preferences, any of the VMTP Shares, and the other Related Documents to which it is a party.
          (o) Maintenance of Approvals: Filings, Etc. At any time the VMTP Shares are outstanding, the Fund shall at all times maintain in effect, renew and comply with all the terms and conditions of all consents, filings, licenses, approvals and authorizations as are required under any Applicable Law for its performance of its obligations under this Statement of Preferences and the other Related Documents to which it is a party, except those as to which the failure to do so could not reasonably be expected to have a material adverse effect on the Fund’s ability to comply with its obligations under this Statement of Preferences, the VMTP Shares, and the other Related Documents to which it is a party.
          (p) 1940 Act Registration. At any time the VMTP Shares are outstanding, the Fund shall maintain its registration as a closed-end management investment company under the 1940 Act.
          (q) Compliance with Eligible Assets Definition. At any time the VMTP Shares are outstanding, the Fund shall maintain policies and procedures that it believes are reasonably designed to ensure compliance with Section 6(c) of this Statement of Preferences.
          (r) Access to Information Relating to Compliance With Eligible Assets Definition. The Fund shall, upon request, provide a Beneficial Owner and such of its internal and external auditors and inspectors as a Beneficial Owner may from time to time designate, with reasonable access to publicly available information and records of the Fund relevant to the Fund’s compliance with Section 6(c) of this Statement of Preferences, but only for the purposes of internal and external audit.
          (s) Ratings. The VMTP Shares shall have a long-term credit rating of “Aa2” from Moody’s and a long-term credit rating of “AAA” from Fitch on the Closing Date and the Fund shall use its commercially reasonable efforts to maintain a long-term credit rating at or above “A1” from Moody’s under the Moody’s Guidelines (if Moody’s is then rating the VMTP Shares at the request of the Fund), a long-term credit rating at or above “A+” from Fitch under the Fitch Guidelines (if Fitch is then rating the VMTP Shares at the request of the Fund) and a long-term credit rating at or above the equivalent of “A+/A1” from Other Rating Agency under the Other Rating Agency Guidelines (if Other Rating Agency is then rating the VMTP Shares at the request of the Fund).
          (t) Purchase by Affiliates. The Fund shall not, nor shall it permit, or cause to be permitted, the Investment Adviser, or any account or entity over which the Fund or the Investment Adviser exercises discretionary authority or control or any of their respective affiliates (other than by the Fund, in the case of a redemption permitted by this Statement of Preferences, in connection with which the VMTP Shares subject to such redemption are to be cancelled by the Fund upon such redemption), to purchase in the aggregate more than 25% of the Outstanding VMTP Shares without the prior written consent of a Majority of the Holders of the VMTP Shares Outstanding, and any such purchases shall be void ab initio. For the avoidance of doubt, any purchase of VMTP Shares pursuant to a right of first refusal granted by a Beneficial Owner shall be deemed to have obtained such prior written consent.

          (u) Audits. The audits of the Fund’s financial statements shall be conducted in accordance with the standards of the Public Company Accounting Oversight Board (United States).
          (v) Termination. In the event that no VMTP Shares of a Series are Outstanding, all rights and preferences of the VMTP Shares of such Series established and designated hereunder shall cease and terminate, and all obligations of the Fund under this Statement of Preferences with respect to such Series shall terminate.
          (w) Actions on Other Than Business Days. Unless otherwise provided herein, if the date for making any payment, performing any act or exercising any right, in each case as provided for in this Statement of Preferences, is not a Business Day, such payment shall be made, act performed or right exercised on the next succeeding Business Day, with the same force and effect as if made or done on the nominal date provided therefor, and, with respect to any payment so made, no dividends, interest or other amount shall accrue for the period between such nominal date and the date of payment.
          (x) Liability. Notwithstanding Section 8.5 of the Declaration of Trust, no VMTP Share, nor any owner of any VMTP Share, shall be subject to, or in any way liable to the Fund under, Section 8.5 of the Declaration of Trust in its capacity as an owner of VMTP Shares, and for the avoidance of doubt the Fund shall not set off or retain any distributions owed to the owners of VMTP Shares or be entitled to any indemnification under Section 8.5 of the Declaration of Trust.
14. Global CertificateAt any time prior to the commencement of a Voting Period, (i) all of the VMTP Shares Outstanding from time to time shall be represented by one or more global certificates registered in the name of the Securities Depository or its nominee and countersigned by the Redemption and Paying Agent and (ii) no registration of transfer of VMTP Shares shall be made on the books of the Fund to any Person other than the Securities Depository or its nominee.
          The foregoing restriction on registration of transfer shall be conspicuously noted on the face or back of the certificates of VMTP Shares in such a manner as to comply with the requirements of Section 8-204 of the Uniform Commercial Code as in effect in the State of Delaware, or any successor provisions.

               IN WITNESS WHEREOF, [FUND] has caused these presents to be signed as of [August [• ], 2012] in its name and on its behalf by its [•] and attested by its [•]. Said officers of the Fund have executed this Statement as officers and not individually, and the obligations and rights set forth in this Statement are not binding upon any such officers, or the trustees or shareholders of the Fund, individually, but are binding only upon the assets and property of the Fund.

[FUND]

By:
Name:
Title:

ATTEST:

Name:
Title:

Appendix A
ELIGIBLE ASSETS
On the Date of Original Issue and at all times thereafter that the VMTP Shares are Outstanding:
1.	“Eligible Assets” are defined to consist only of assets that conform to the following requirements as of the time of investment:
A.	Debt obligations. The following debt obligations which are not in payment default at the time of investment:
i.	Debt obligations issued by a State, the District of Columbia or political subdivision thereof, including, but not limited to, limited obligation bonds, revenue bonds, and obligations that satisfy the requirements of Section 142(b)(1) of the Code issued by or on behalf of one or more States, or any public agency or authority of any State, or political subdivision of a State.
ii.	Debt obligations issued by a U.S. Territory or political subdivision thereof, including limited obligation bonds, revenue bonds, and obligations that satisfy the requirements of section 142(b)(1) of the Code issued by or on behalf of one or more U.S. Territories, or any public agency or authority of any U.S. Territory, or political subdivision of a U.S. Territory, which are rated in one of the four highest rating categories (“investment grade”) by two or more NRSROs, or by one NRSRO if rated by only one NRSRO, or by one NRSRO, in the case of debt obligations that are Defeased Securities, or are determined by the Investment Adviser in good faith application of its internal credit rating standards to be the credit equivalent of investment grade.
iii.	Debt obligations of the United States.
iv.	Debt obligations issued, insured, or guaranteed by a department or an agency of the U.S. Government, if the obligation, insurance, or guarantee commits the full faith and credit of the United States for the repayment of the obligation.
v.	Debt obligations of the Washington Metropolitan Area Transit Authority guaranteed by the Secretary of Transportation under Section 9 of the National Capital Transportation Act of 1969.
vi.	Debt obligations of the Federal Home Loan Banks.
vii.	Debt obligations, participations or other instruments of or issued by the Federal National Mortgage Association or the Government National Mortgage Association.
viii.	Debt obligations which are or ever have been sold by the Federal Home Loan Mortgage Corporation pursuant to sections 305 or 306 of the Federal Home Loan Mortgage Corporation Act.
ix.	Debt obligations of any agency named in 12 U.S.C. § 24 (Seventh) as eligible to issue obligations that a national bank may underwrite, deal in, purchase and sell for the bank’s own account, including qualified Canadian government obligations.
x.	Debt obligations of issuers other than those specified in (i) through (ix) above that are rated in one of the three highest rating categories by two or more NRSROs, or by one NRSRO if the security has been rated by only one NRSRO and that are “marketable.” For these purposes, an obligation is “marketable” if:

•	it is registered under the Securities Act;

•	it is offered and sold pursuant to Securities and Exchange Commission Rule 144A; 17 CFR 230.144A; or

•	it can be sold with reasonable promptness at a price that corresponds reasonably to its fair value.
xi.	Certificates or other securities evidencing ownership interests in a municipal bond trust structure (generally referred to as a tender option bond structure) that invests in (a) debt obligations of the types described in (i) or (ii) above or (b) depository receipts reflecting ownership interests in accounts holding debt obligations of the types described in (i) or (ii) above which with respect to both “a” and “b” are rated, or credit enhanced by a third party that is rated, in one of the three highest rating categories by two or more NRSROs, or by one NRSRO if such debt obligations or depository receipts or third party credit enhancement providers have been rated by only one NRSRO.
An asset shall not fail to qualify as an Eligible Asset solely by virtue of the fact that:
•	it provides for repayment of principal and interest in any form including fixed and floating rate, zero interest, capital appreciation, discount, leases, and payment in kind; or

•	it is for long-term or short-term financing purposes.
B.	Derivatives
i.	Interest rate derivatives;

ii.	Swaps, futures, forwards, structured notes, options and swaptions related to Eligible Assets or on an index related to Eligible Assets;

iii.	Credit default swaps; or

iv.	Common shares issued by open-end investment companies registered under the 1940 Act, swaps, futures, forwards, structured notes, options, swaptions, or other derivatives contracts that are designed solely to hedge the Fund’s obligations under its deferred compensation plan, provided, that any such swap, future, forward, structured note, option, swaption, or other derivatives contract is not itself an equity security or a derivative based on a commodity, and may only be settled in cash (any asset under this clause iv, a “Deferred Compensation Hedge Asset”); provided that the Deferred Compensation Hedge Assets so acquired do not constitute more than 0.05% of the Fund’s Managed Assets as of the time of investment.
C.	Other Assets
i.	Securities issued by other investment companies registered under the 1940 Act (open- or closed-end funds and exchange-traded funds (i.e., ETFs)) that invest exclusively in Eligible Assets, provided that such investments in the aggregate do not constitute more than 5% of the Fund’s Managed Assets as of the time of investment; provided further, that notwithstanding the foregoing requirements of this clause (i), the Fund shall be permitted, subject to Applicable Law, to invest in securities issued by a money-market fund that (a) is registered under the 1940 Act, (b) is affiliated with the Investment Adviser and (c) invests exclusively in debt obligations that are Eligible Assets so long as the money-market fund’s holdings in any one issuer do not exceed 5% of the money-market fund’s total assets.
ii.	Cash.
iii.	Repurchase agreements on assets described in A above.
iv.	Taxable fixed-income securities issued by an issuer described in Section 1(A) (a “Permitted Issuer”) that are not in default at the time of acquisition, acquired for the purpose of influencing control over such Permitted Issuer or creditor group of municipal bonds of such Permitted Issuer (a) the Fund already owns and (b) which have deteriorated or are expected shortly to deteriorate, with the expectation that such investment should enable the Fund to better maximize the value of its existing investment in such issuer, provided that the taxable fixed-income securities of such issuer so acquired do not constitute more than 0.5% of the Fund’s Managed Assets as of the time of investment.
v.	Any assets received by the Fund from a Permitted Issuer as the result of a default by the Permitted Issuer of its obligations under the asset or the bankruptcy or restructuring of the Permitted Issuer; provided any assets received as a result of a default by the Permitted Issuer shall be disposed of within five years of receipt thereof if such assets would not otherwise qualify as Eligible Assets but for this Section 1(C)(v).
2.	At any time that VMTP Shares are outstanding, for any investment company the securities of which are held by the Fund, the Fund will provide or make available the following information to the Holders within 10 days after the public quarterly release of such information:
i.	the identity of the investment company and the CUSIP Number, the number of shares owned, as of the end of the prior quarter, and the percentage of the investment company’s equity represented by the Fund’s investment, as of the end of the prior quarter;
ii.	a representation that each such investment company invests solely in “Eligible Assets,” which representation may be based upon the affirmative representation of the underlying investment company’s investment adviser; and
iii.	the information contained in the most recently released financial statements of each such underlying investment company relating to the portfolio holdings of each such investment company.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO VAN KAMPEN TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS (the “Fund”)
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”)
PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012

PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Colin D. Meadows, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 2:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [          ]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:   ■

	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(b): Approval of an Agreement and Plan of Merger that provides for Invesco New York Quality Municipal Securities to merge with and into the Fund.

	FOR	WITHHOLD

Proposal 4(a): Election of the Trustee – The Board recommends a vote FOR the nominee listed:

01. Wayne W. Whalen

	FOR	WITHHOLD

Proposal 4(b): Election of the Trustee – The Board recommends a vote FOR the nominee listed:

01. Linda Hutton Heagy

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE

EVERY SHAREHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY TELEPHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date your Proxy Card and return it in the postage-paid envelope
Please detach at perforation before mailing.

INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES (the “Fund”) PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES (the “Board”) PROXY FOR THE JOINT ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2012

PREFERRED SHARES
The undersigned holder of Preferred Shares of the Fund hereby appoints Philip A. Taylor, John M. Zerr, Sheri S. Morris, Peter A. Davidson, and Stephen R. Rimes, and any one of them separately, proxies with full power of substitution in each, and hereby authorizes them to represent and to vote, as designated on the reverse of this proxy card, at the Joint Annual Meeting of Shareholders on July 17, 2012, at 1:00 p.m., Eastern Time, and at any adjournment or postponement thereof, all of the Preferred Shares of the Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED “FOR” THE APPROVAL OF EACH PROPOSAL, “FOR ALL” OF THE NOMINEES, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, limited liability company, or partnership, please sign in full entity name and indicate the signer’s position with the entity.

Signature
2012

Date
PLEASE VOTE VIA INTERNET OR TELEPHONE OR MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING
THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT
VOTE THIS PROXY CARD TODAY!
Important Notice Regarding the Availability of Proxy Materials for the Joint Annual
Meeting of Shareholders to Be Held on July 17, 2012.
The Proxy Statement for this meeting is available at: [          ]
Please detach at perforation before mailing.
This proxy is solicited on behalf of the Board. The Board recommends voting “FOR” each proposal and “FOR ALL” of the nominees.
TO VOTE, MARK A BOX BELOW IN BLUE OR BLACK INK. Example:   ■

	FOR	AGAINST	ABSTAIN

Proposal 1: Approval of an Agreement and Plan of Redomestication that provides for the reorganization of the Fund as a Delaware statutory trust.

Proposal 2(a): Approval of an Agreement and Plan of Merger that provides for the Fund to merge with and into Invesco Van Kampen Trust for Investment Grade New York Municipals.

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

Proposal 3: Election of Trustees – The Board recommends a vote FOR ALL of the nominees listed:

01. James T. Bunch 03. Rodney F. Dammeyer 05. Martin L. Flanagan
02. Bruce L. Crockett 04. Jack M. Fields 06. Carl Frischling

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box “FOR ALL EXCEPT” and write each nominee’s number on the line provided below.

PROXIES ARE AUTHORIZED TO VOTE, IN THEIR DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND IN ACCORDANCE WITH THE VOTING STANDARDS SET FORTH IN THE PROXY STATEMENT WITH RESPECT TO ANY ADJOURNMENT OR POSTPONEMENT OF THE MEETING.
PLEASE SIGN AND DATE ON THE REVERSE SIDE